UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

            East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 09/30/2015

Item 1 – Report to Stockholders

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶  BlackRock GNMA Portfolio

▶  BlackRock Inflation Protected Bond Portfolio

▶  BlackRock Investment Grade Bond Portfolio

▶  BlackRock Secured Credit Portfolio

▶  BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the Barclays GNMA MBS Index.

What factors influenced performance?

•

The Fund had a modest underweight duration (a measure of sensitivity to changes in market interest rates) relative to its benchmark, and this detracted slightly from results as rates declined over the period. Positioning along the U.S. Treasury yield curve detracted from results as well. The Fund’s holdings of U.S. Treasury Inflation Protected Securities (“TIPS”) also had a negative impact, as inflation expectations softened over the period.

•

Consistent with a bias toward the yield curve flattening, the Fund was overweight 30-year versus 15-year pass-through mortgage-backed securities (“MBS”), benefiting performance as yields declined on longer maturities. Performance was aided by allocations to interest-only Government National Mortgage Association securities (“GNMAs”) and agency collateralized mortgage obligations (“CMOs”), which recovered from concerns over the impact on prepayments of January’s reduction in the Mortgage Insurance Premium on Federal Housing Administration loans.

Describe recent portfolio activity.

•

The Fund increased its allocation to GNMAs on the view that the market overreacted to the risk of increased prepayments from January’s reduction in the Mortgage Insurance Premium, making GNMA valuations more attractive.

•

The Fund’s position in CMOs was trimmed, while exposure to interest-only securities was increased. A position in TIPS was initiated during the period, while the Fund’s exposure to U.S. Treasuries was reduced. Late in the period, overall MBS exposure was reduced on valuation concerns in favor of other sectors that trade at a yield spread versus U.S. Treasuries.

•	The Fund held derivatives during the period, primarily for defensive purposes, with a modest negative impact on performance.

Describe portfolio positioning at period end.

•

Relative to the Barclays GNMA MBS Index, the Fund ended the period with an above-benchmark stance with respect to duration. At the end of the period, the Fund was overweight 30-year versus 15-year GNMAs, with a bias toward higher coupons. The Fund also had allocations to U.S. Treasuries, TIPS, interest-only securities and CMOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	98%
U.S. Treasury Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage- backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.26%	2.01%	0.20%	2.45%	N/A	3.31%	N/A	5.00%	N/A
Service	1.91	1.64	0.02	2.09	N/A	2.95	N/A	4.67	N/A
Investor A	1.97	1.88	0.03	2.08	(2.01)%	2.94	2.11%	4.62	4.19%
Investor C	1.21	1.13	(0.25)	1.32	0.32	2.17	2.17	3.86	3.86
Class K5	2.29	2.17	0.31	2.58	N/A	3.32	N/A	5.02	N/A
Barclays GNMA MBS Index	—	—	0.48	2.85	N/A	3.08	N/A	4.75	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[5]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,024.50	$2.79	$2.79	$1,000.00	$1,022.31	$2.79	$1,022.31	$2.79
Service	$1,000.00	$1,020.90	$4.56	$4.56	$1,000.00	$1,020.56	$4.56	$1,020.56	$4.56
Investor A	$1,000.00	$1,020.80	$4.51	$4.46	$1,000.00	$1,020.61	$4.51	$1,020.66	$4.46
Investor C	$1,000.00	$1,013.20	$8.33	$8.28	$1,000.00	$1,016.80	$8.34	$1,016.85	$8.29
Class K	$1,000.00	$1,025.80	$2.64	$2.64	$1,000.00	$1,022.46	$2.64	$1,022.46	$2.64

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.90% for Service, 0.89% for Investor A, 1.65% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.90% for Service, 0.88% for Investor A, 1.64% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

•

The Fund’s long positioning with respect to U.S. breakevens via an overweight position in long-dated U.S. Treasury Inflation Protected Securities (“TIPS”) was the primary detractor from relative performance to its benchmark over the 12-month period, as U.S. inflation expectations weakened. (“Breakeven” refers to the spread between real and nominal yields.) Additional detractors included a short position in Japanese nominal duration (sensitivity to interest rates) and long Japanese breakeven positioning.

•

Conversely, the Fund’s long U.S. dollar currency positioning, most notably versus the euro, added to returns. The Fund’s allocation to Italian inflation-linked bonds also contributed significantly to performance, as breakevens there benefited from ongoing European Central Bank measures designed to stimulate growth and inflation. The Fund’s long position, on both an absolute basis and relative to U.S. rates, with respect to New Zealand real interest rates contributed positively as well.

Describe recent portfolio activity.

•

As the end of the reporting period approached, the Fund’s overweight in U.S. breakevens was reduced to a more defensive posture, driven by negative momentum and outflows for TIPS generally. Additionally, over the period, the Fund’s currency management gravitated toward more tactical positions to reduce portfolio risk, and away from structural long positions in the U.S. dollar.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Treasury Inflation Protected Securities Index, in the U.S. market, the Fund maintained a long, though reduced, position in both 10-year and 30-year breakevens on the belief that the market continues to underestimate the risk of U.S. inflation longer term. With respect to both Europe and Asia, the Fund was positioned to benefit from relatively attractively valued breakevens in view of central bank efforts to promote economic recovery in those regions. The Fund also maintained exposure to real interest rates in peripheral European markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	89%
Foreign Government Obligations	10
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	90%
AA/Aa	1
A	1
BBB/Baa	1
N/R	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended September 30, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales Charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.33%	0.22%	(2.95)%	(2.16)%	N/A	1.96%	N/A	4.09%	N/A
Service	(0.01)	(0.11)	(3.07)	(2.47)	N/A	1.66	N/A	3.78	N/A
Investor A	0.15	0.08	(3.10)	(2.49)	(6.39)%	1.63	0.81%	3.77	3.35%
Investor C	(0.58)	(0.66)	(3.48)	(3.22)	(4.18)	0.92	0.92	3.02	3.02
Class K5	0.47	0.36	(2.81)	(2.01)	N/A	2.09	N/A	4.22	N/A
Barclays U.S. Treasury Inflation Protected Securities Index	—	—	(2.20)	(0.83)	N/A	2.55	N/A	4.01	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[5]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$978.40	$2.38	$2.18	$1,000.00	$1,022.66	$2.43	$1,022.86	$2.23
Service	$1,000.00	$975.30	$3.81	$3.66	$1,000.00	$1,021.21	$3.90	$1,021.36	$3.75
Investor A	$1,000.00	$975.10	$3.86	$3.76	$1,000.00	$1,021.16	$3.95	$1,021.26	$3.85
Investor C	$1,000.00	$967.80	$7.35	$7.20	$1,000.00	$1,017.60	$7.54	$1,017.75	$7.38
Class K	$1,000.00	$979.90	$1.74	$1.59	$1,000.00	$1,023.31	$1.78	$1,023.46	$1.62

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.77% for Service, 0.78% for Investor A, 1.49% for Investor C and 0.35% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.74% for Service, 0.76% for Investor A, 1.46% for Investor C and 0.32% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Credit Index.

What factors influenced performance?

•

Security selection in the industrials sector was the largest detractor from Fund returns during the period, with the midstream energy subsector posting the largest degree of underperformance. Positions in the pharmaceuticals and metals subsectors also detracted from performance due to security-specific events and the sell-off in commodities, respectively.

•

Corporate bonds finished the annual period in positive territory, but they underperformed U.S. Treasuries. Falling commodity prices, combined with an excess in new-issue supply and an increase in investors’ risk aversion late in the period, caused the yield spreads on corporate bonds to widen and close near a three-year high.

•

On the plus side, the Fund’s exposure to Mexico helped performance despite the broader concerns about economic growth in the emerging markets. The Fund’s position in capital securities also aided performance due to their attractive yield premiums. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stock, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure.)

•	The Fund was positioned for a flattening of the yield curve (i.e., outperformance for longer-term bonds versus short-term issues), which further aided performance during the period.

•	The Fund did hold derivatives for the period, however, these derivatives were only used to hedge out risk from the portfolio, and thus they did not have a material impact on performance.

Describe recent portfolio activity.

•	Compared to the index, the Fund reduced its overweight positions relative to its benchmark in the industrials, financials and utilities sectors within the corporate bond market.

•

Within the industrials sector, the Fund reduced the extent of its overweight positions relative to its benchmark in the communications and transportation sectors. In addition, it increased the size of its underweight positive in both consumer cyclicals and technology. In the utilities sector, the Fund reduced the size of its underweight in the electric utilities subsector. In financials, the Fund moved from an underweight in banking subsector to an overweight, and it significantly reduced its overweight in the brokers/asset managers/exchanges group. It also increased the extent of its underweight in real estate investment trusts (“REITs”) and moved to an underweight in insurance.

•

The Fund tactically increased its duration (interest-rate sensitivity) slightly during the course of the year, but it maintained duration below that of its benchmark on the belief that strengthening economic data would prompt the U.S. Federal Reserve to begin raising interest rates.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund closed the period with overweights in the banking, brokerages/asset managers/exchanges, finance, communications, energy and transportation subsectors. Conversely, the fund was underweight in the technology, consumer cyclical, capital goods, consumer non-cyclical, basic industry, REITs, insurance, electric utilities and natural gas subsectors. The portfolio also had an allocation to U.S. Treasuries for the purpose of diversification.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	67%
U.S. Treasury Obligations	15
Preferred Securities	10
Foreign Agency Obligations	3
U.S. Government Sponsored Agency Securities	2
Foreign Government Obligations	1
Taxable Municipal Bonds	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	18%
AA/Aa	3
A	28
BBB/Baa	43
BB/Ba	5
B	2
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Invesstment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.12%	2.38%	(2.34)%	0.75%	N/A	5.17%	N/A	7.00%	N/A
Investor A.	2.66	2.22	(2.50)	0.40	(3.62)%	4.80	3.94%	6.65	6.10%
Class K7	3.22	2.93	(2.28)	0.83	N/A	5.28	N/A	7.10	N/A
Barclays U.S. Credit Index	—	—	(2.37)	1.50	N/A	4.09	N/A	5.49	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

[7]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.50	$2.72	$1,000.00	$1,022.36	$2.74	0.54%
Investor A	$1,000.00	$1,004.00	$4.42	$1,000.00	$1,020.66	$4.46	0.88%
Class K	$1,000.00	$1,008.30	$2.27	$1,000.00	$1,022.81	$2.28	0.45%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	9

Fund Summary as of September 30, 2015	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2015, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the S&P/ LSTA Leveraged Loan Index, and the customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index. The Fund’s Investor C Shares underperformed the benchmark but outperformed the customized reference benchmark.

What factors influenced performance?

•

The Fund invests in both high yield bonds and loans, as long as 80% of those investments are secured. The largest contributor to performance was the Fund’s underweight position in Texas Competitive Electric Holdings Co. LLC, a distressed borrower within the electric sector. The Fund also benefited from its underweights in metals & mining and oil field services, commodity-based sectors that came under significant downward pressure during the 12-month period.

•	The largest detractors from performance were holdings in California Resources Corp., an oil and natural gas producer, and Amaya Gaming (convertible preferred stock).
•	The Fund held derivatives as portfolio or currency hedges at certain times during the period, which had no material effect on performance.

Describe recent portfolio activity.

•

Compared to the index, the Fund moved from overweight to underweight positions in energy and metals & mining as those sectors came under selling pressure. The Fund also reduced its holdings in high yield bonds in favor of loans, as loans outperformed high yield for the 12-month period.

Describe portfolio positioning at period end.

•

Compared to the benchmark, the Fund continued to hold underweight positions in metals & mining and oil field services. Within the independent energy sector, where the Fund was overweight, the Fund retained a bias in favor of higher quality companies. In addition, the Fund held 74% in senior secured bank loans, 11% in secured high yield bonds and 11% in unsecured high yield bonds. The Fund was underweight in lower coupon BB-rated holdings in favor of more attractive B-rated issues. In addition, the Fund was underweight in securities rated CCC and below, while retaining a preference for more liquid and better-structured loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	76%
Corporate Bonds	23
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	5%
BB/Ba	47
B	43
CCC/Caa	4
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years			Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.22%	3.97%	(0.80)%	1.36%	N/A	4.47%		N/A	5.24%		N/A
Investor A	3.88	3.66	(0.93)	1.12	(1.41)%	4.23		3.70%	4.97		4.50%
Investor C	3.21	3.01	(1.30)	0.36	(0.61)	3.43		3.43	4.19		4.19
S&P/LSTA Leveraged Loan Index	—	—	(0.67)	0.92	N/A	4.50		N/A	4.81		N/A
Customized Reference Benchmark[7]	—	—	(1.29)	0.23	N/A	N/A	[8]	N/A	N/A	[8]	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information for 5 years and since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.60	$3.53	$1,000.00	$1,021.56	$3.55	0.70%
Investor A	$1,000.00	$1,011.20	$4.79	$1,000.00	$1,020.31	$4.81	0.95%
Investor C	$1,000.00	$1,003.60	$8.54	$1,000.00	$1,016.55	$8.59	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	11

Fund Summary as of September 30, 2015	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The Fund was modestly underweight duration (a measure of sensitivity to changes in market interest rates) relative to its benchmark, and this detracted from results as rates declined over the period. Positioning along the U.S. Treasury yield curve detracted from results as well. The Fund’s holdings of U.S. Treasury Inflation Protected Securities (“TIPS”) also had a negative impact, as inflation expectations softened over the period. Finally, an overweight allocation to 15-year mortgage-backed securities (“MBS”) was a source of underperformance.

•

Positive contributors to performance for the 12-month period included non-U.S. dollar positions, in particular short exposures to the euro and Australian dollar. An allocation to commercial mortgage-backed securities (“CMBS”) also added to relative return, as strong demand from yield based investors provided a favorable backdrop for the sector. The Fund’s overweight allocation to 30-year MBS was a positive contributor as well.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its position in 15-year MBS from slightly underweight to overweight versus its benchmark, while decreasing the overweight allocation to 30-year MBS. The Fund’s position in asset-backed securities was reduced while the overweight in CMBS was increased. Short positions in the Japanese yen and Australian dollar were increased. The Fund increased its overweight positions in both U.S. Treasuries and TIPS.

•	The Fund held derivatives during the period, primarily for defensive purposes, with a modest negative impact on performance.

Describe portfolio positioning at period end.

•	Relative to the Barclays U.S. Government/Mortgage Index, the Fund ended the period overweight MBS. The Fund was underweight duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	53%
U.S. Treasury Obligations	36
Corporate Bonds	5
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	2
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	98%
AA/Aa	1
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Government/Mortgage Index (the benchmark).

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.81%	1.50%	(0.26)%	2.80%	N/A	2.36%	N/A	4.12%	N/A
Service	1.62	1.31	(0.36)	2.61	N/A	2.15	N/A	3.86	N/A
Investor A	1.45	1.43	(0.40)	2.52	(1.59)%	2.03	1.20%	3.73	3.31%
Investor B1	1.22	1.20	(0.66)	1.88	(2.12)	1.51	1.14	3.26	3.26
Investor C	0.73	0.68	(0.81)	1.68	0.68	1.22	1.22	2.93	2.93
Investor C1	0.91	0.87	(0.72)	1.78	0.78	1.42	1.42	3.17	3.17
Class R	1.23	1.18	(0.56)	2.20	N/A	1.76	N/A	3.51	N/A
Barclays U.S. Government/Mortgage Index	—	—	0.34	3.57	N/A	2.70	N/A	4.47	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[5]	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,028.00	$3.51	$3.15	$1,000.00	$1,021.61	$3.50	$1,021.96	$3.14
Service	$1,000.00	$1,026.10	$4.47	$4.11	$1,000.00	$1,020.66	$4.46	$1,021.01	$4.10
Investor A	$1,000.00	$1,025.20	$4.92	$4.57	$1,000.00	$1,020.21	$4.91	$1,020.56	$4.56
Investor B1	$1,000.00	$1,018.80	$7.54	$7.34	$1,000.00	$1,017.60	$7.54	$1,017.80	$7.33
Investor C	$1,000.00	$1,016.80	$9.05	$8.70	$1,000.00	$1,016.09	$9.05	$1,016.44	$8.69
Investor C1	$1,000.00	$1,017.80	$8.09	$7.74	$1,000.00	$1,017.05	$8.09	$1,017.40	$7.74
Class R	$1,000.00	$1,022.00	$6.49	$6.13	$1,000.00	$1,018.65	$6.48	$1,019.00	$6.12

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Institutional, 0.88% for Service, 0.97% for Investor A, 1.49% for Investor B1, 1.79% for Investor C, 1.60% for Investor C1 and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	13

About Fund Performance

•

Institutional Shares and Class K Shares (Class K Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio and Investment Grade Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of each Fund were redesignated as Class K Shares.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (formerly available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. On the close of business on June 23, 2015, all issued and outstanding Investor B Shares of GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% for Investor C Shares and 0.55% for Investor C1 Shares per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees. Investor C Shares are generally available through financial intermediaries.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B1 and C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	15

Schedule of Investments September 30, 2015	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value
Agency Obligations — 2.9%
Freddie Mac, 6.25%, 7/15/32 (a)	USD	15,600		$22,039,290
Collateralized Mortgage Obligations — 7.6%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26		541		604,724
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		1,406		1,472,424
Series 2009-122, Class PY, 6.00%, 12/20/39		1,839		2,051,921
Series 2009-31, Class PT, 4.33%, 5/20/39 (b)		633		673,586
Series 2011-71, Class GF, 0.41%, 8/16/31 (b)		10,620		10,627,111
Series 2014-107, Class WX, 6.84%, 7/20/39 (b)		3,074		3,638,578
Series 2015-103, Class B, 6.90%, 1/20/40		13,527		16,191,259
Series 2015-55, Class A, 5.39%, 3/16/36 (b)		19,528		22,088,603

				57,348,206
Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac:
Series K043, Class A2, 3.06%, 12/25/24		3,700		3,811,736
Series K048, Class A2, 3.28%, 6/25/25		3,751		3,924,135

				7,735,871
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 413, Class C31, 4.00%, 5/25/40		900		161,535
Mortgage-Backed Securities — 159.4%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/35-10/01/45 (a)(c)		85,682		87,377,460
3.28%, 2/01/41		114		117,027
3.40%, 4/01/41		183		189,549
3.50%, 3/01/43-10/01/45 (c)		22,151		23,239,430
4.00%, 7/01/43-10/01/45 (c)		7,192		7,739,005
5.00%, 1/01/21-10/01/45 (c)		29,220		32,208,750
5.50%, 12/01/32-10/01/45 (c)		1,001		1,121,455
6.00%, 10/01/45 (c)		200		225,606
6.50%, 9/01/28-8/01/35		4,588		5,337,837
8.50%, 1/20/18		256		273,352
Freddie Mac Mortgage-Backed Securities:
3.00%, 6/01/35-10/01/45 (c)		2,766		2,849,752
3.50%, 9/01/20-9/01/26		699		737,917
4.00%, 4/01/19-5/01/26		1,150		1,209,496
5.00%, 5/01/35-12/01/38		272		298,367
6.00%, 8/01/16		1		590
7.50%, 2/01/27-3/01/27		3		2,877
9.00%, 12/01/19		— (d	)	66
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/42-10/15/45 (c)		113,508		115,838,330

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
3.50%, 4/15/41-8/20/45	USD	261,534	$274,531,083
3.63%, 2/20/41-3/20/41		1,422	1,499,697
4.00%, 7/15/42-10/15/45 (c)		340,337	362,479,125
4.13%, 8/20/40		394	422,392
4.38%, 7/20/40		268	286,712
4.50%, 12/15/34-10/15/45 (c)		113,226	123,064,862
4.63%, 1/20/40		80	86,443
4.75%, 3/20/37-8/20/40		1,016	1,094,536
4.88%, 1/20/36-11/20/39		3,063	3,359,766
5.00%, 9/15/28-10/15/45 (c)		60,052	66,871,517
5.50%, 7/15/16-12/15/34		18,743	21,396,548
6.00%, 7/15/16-1/15/39		26,713	30,206,482
6.50%, 5/15/16-10/20/40		30,464	35,797,858
7.00%, 3/20/24-5/15/31		68	76,744
7.50%, 4/20/23-10/20/25		6	6,627
8.00%, 3/15/17-5/15/30		165	178,846
8.50%, 6/15/16-2/15/25		49	51,026
9.00%, 4/15/16-10/15/21		46	47,483
9.50%, 6/15/16-9/15/22		72	75,153
10.00%, 2/15/16-6/15/18		14	14,182

			1,200,313,948
Total U.S. Government Sponsored Agency Securities — 171.0%			1,287,598,850
U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/25 (a)		8,152	7,940,487
U.S. Treasury Notes, 2.00%, 8/15/25		17,000	16,910,138
Total U.S. Treasury Obligations — 3.3%			24,850,625
Total Long-Term Investments (Cost — $1,298,904,203) — 174.3%			1,312,449,475

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (e)(f)		5,606,618	5,606,618
Total Short-Term Securities (Cost — $5,606,618) — 0.7%			5,606,618
Total Investments Before TBA Sale Commitments (Cost — $1,304,510,821) — 175.0%			1,318,056,093

Portfolio Abbreviations
AKA	Also known as	GBP	British Pound	PLN	Polish Zloty
AUD	Australian Dollar	IDR	Indonesian Rupiah	RB	Revenue Bond
CAD	Canadian Dollar	INR	Indian Rupee	REMIC	Real Estate Mortgage
COP	Colombian Peso	JPY	Japanese Yen		Investment Conduit
BRL	Brazilian Real	LIBOR	London Interbank Offered Rate	SAR	Saudi Riyal
CHF	Swiss Franc	MXN	Mexican Peso	SEK	Swedish Krona
EUR	Euro	MYR	Malaysian Ringgit	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	NOK	Norwegian Krone	USD	United States Dollar
FKA	Formerly known as	NZD	New Zealand Dollar	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock GNMA Portfolio

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/45	USD	89,875	$(91,050,509)
3.50%, 10/01/45		22,100	(23,053,752)
4.00%, 10/01/45		7,100	(7,573,428)
5.50%, 10/01/45		300	(335,092)
6.00%, 10/01/45		100	(112,838)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/45		13,000	(13,265,841)
3.50%, 10/15/45		22,750	(23,818,190)
4.00%, 10/15/45		159,450	(169,879,688)

TBA Sale Commitments (c)		Par (000)	Value
5.50%, 10/15/45	USD	2,700	$(3,019,201)
Total TBA Sale Commitments (Proceeds — $330,663,881) — (44.1)%			(332,108,539)

Total Investments Net of TBA Sale Commitments — 130.9%			985,947,554
Liabilities in Excess of Other Assets — (30.9)%			(232,937,927)

Net Assets — 100.0%			$753,009,627

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. As of September 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$4,376,223	$12,090
BNP Paribas Securities Corp.	$(7,570)	$891
Citigroup Global Markets, Inc.	$(561,092)	$(13,391)
Credit Suisse Securities (USA) LLC	$(40,004,735)	$(380,844)
Goldman Sachs & Co.	$90,156,423	$493,781
J.P. Morgan Securities LLC	$12,981,782	$57,679
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$129,593,340	$835,621
Morgan Stanley & Co. LLC	$(6,413,144)	$(38,979)
Nomura Securities International, Inc.	$(12,465,281)	$(103,812)
RBC Capital Markets, LLC	$(426,672)	$(2,414)
SG Americas Securities LLC	$(13,612)	$402
Wells Fargo Securities, LLC	$4,676,720	$13,423

(d)	Amount is less than $500.

(e)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	94,776,947	$(89,170,329)	5,606,618	$92,134	$8,808

(f)	Represents the current yield as of report date.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.29%	8/31/15	Open	$8,019,000	$8,020,174
Citigroup Global Markets, Inc.	0.45%	9/14/15	10/14/15	6,138,000	6,139,304
BNP Paribas Securities Corp.	0.31%	9/24/15	Open	22,210,500	22,211,450
Total				$36,367,500	$36,370,928

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Outstanding as of Report Date

      Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(64)	U.S. Treasury Bonds (30 Year)	December 2015	USD	10,070,000	$ (110,360)
(2)	U.S. Treasury Notes (2 Year)	December 2015	USD	438,063	56
(638)	U.S. Treasury Notes (5 Year)	December 2015	USD	76,888,969	(552,826)
142	U.S. Treasury Notes (10 Year)	December 2015	USD	18,280,280	8,424
(7)	Euro Dollar Futures	March 2016	USD	1,740,900	(9,362)
(11)	Euro Dollar Futures	June 2016	USD	2,732,263	(15,563)
7	Euro Dollar Futures	September 2016	USD	1,736,175	9,100
(327)	Euro Dollar Futures	December 2016	USD	80,977,462	(294,379)
(13)	Euro Dollar Futures	March 2017	USD	3,215,225	(24,663)
(15)	Euro Dollar Futures	June 2017	USD	3,705,000	(30,042)
(27)	Euro Dollar Futures	September 2017	USD	6,660,900	(31,463)
8	Euro Dollar Futures	March 2018	USD	1,969,000	10,896
Total					$(1,040,182)

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.31%[1]	3-month LIBOR	3/11/25	USD	1,500	$ (48,358)
2.02%[1]	3-month LIBOR	10/02/25	USD	17,000	(19,672)
2.42%[1]	3-month LIBOR	4/24/45	USD	1,185	15,423
2.38%[1]	3-month LIBOR	4/24/45	USD	1,155	25,512
2.39%[1]	3-month LIBOR	4/24/45	USD	1,150	22,679
2.42%[1]	3-month LIBOR	4/24/45	USD	1,100	13,682
2.83%[2]	3-month LIBOR	7/10/45	USD	4,320	313,502
Total					$322,768

1 Fund pays the fixed rate and receives the floating rate.

2 Fund pays the floating rate and receives the fixed rate.

      OTC Total Return Swaps

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Bank of America N.A.	1/12/41	USD	214	$(1,983)	$(1,005)	$ (978)

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Goldman Sachs International	1/12/41	USD	214	1,983	2,835	(852)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citigroup Global Markets, Inc.	1/12/41	USD	132	(1,477)	(225)	(1,252)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/41	USD	409	$ 4,584	$ 385	$ 4,199

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/41	USD	409	4,581	(181)	4,762

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/41	USD	409	4,581	26	4,555

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/41	USD	400	(4,487)	(562)	(3,925)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/41	USD	369	(4,142)	857	(4,999)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse International	1/12/41	USD	208	(2,333)	(20)	(2,313)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/41	USD	206	2,305	333	1,972

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs Bank USA	1/12/41	USD	208	(2,337)	(209)	(2,128)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs Bank USA	1/12/41	USD	185	(2,071)	(1,305)	(766)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs Bank USA	1/12/41	USD	185	(2,071)	(57)	(2,014)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Goldman Sachs International	1/12/41	USD	208	2,333	(45)	2,378

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Goldman Sachs International	1/12/41	USD	208	2,333	738	1,595

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	J.P. Morgan Securities LLC	1/12/41	USD	251	2,810	811	1,999

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	801	$ (8,975)	$ 1,732	$(10,707)

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/45	USD	817	7,392	(1,766)	9,158

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/45	USD	412	3,732	1,408	2,324

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/45	USD	412	3,731	2,616	1,115

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/45	USD	405	3,668	(779)	4,447

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse International	1/12/45	USD	405	3,668	(311)	3,979

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Goldman Sachs International	1/12/45	USD	412	3,731	2,096	1,635
Total							$21,556	$ 7,372	$ 14,184

1 Fund pays the floating rate and receives the total return of the reference entity.

2 Fund pays the total return of the reference entity and receives the floating rate.

Transactions in Options Written for the Year Ended September 30, 2015

	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	50,000	$1,725,056	50,000	$1,725,054
Options written	175	14,600	462,511	29,600	553,346
Options expired	(175)	(8,600)	(636,692)	(8,600)	(604,150)
Options closed	—	(56,000)	(1,550,875)	(71,000)	(1,674,250)
Outstanding options, end of year	—	—	—	—	—

1 Amount shown is in the currency in which the transaction was denominated.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$28,476	—	$28,476
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	57,955	—	57,955
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	390,798	—	390,798

Total		—	—	—	—	$477,229	—	$477,229

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,068,658	—	$1,068,658
	Unrealized depreciation on swaps;
Swaps — OTC	Swap premiums received	—	—	—	—	36,399	—	36,399
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	68,030	—	68,030

Total		—	—	—	—	$1,173,087	—	$1,173,087

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(416,605)	—	$(416,605)
Options purchased[1]	—	—	—	—	825,196	—	825,196
Options written	—	—	—	—	(772,174)	—	(772,174)
Swaps	—	—	—	—	(3,397,344)	—	(3,397,344)

Total	—	—	—	—	$(3,760,927)	—	$(3,760,927)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(1,291,974)	—	$(1,291,974)
Options purchased[2]	—	—	—	—	(67,845)	—	(67,845)
Options written	—	—	—	—	767,041	—	767,041
Swaps	—	—	—	—	242,408	—	242,408

Total	—	—	—	—	$(350,370)	—	$(350,370)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$31,961,186
Average notional value of contracts — short	$128,361,401
Options:
Average notional value of swaption contracts purchased	$19,150,000
Average notional value of swaption contracts written	$32,300,000
Interest rate swaps:
Average notional value — pays fixed rate	$19,270,000
Average notional value — receives fixed rate	$1,230,000
Total return swaps:
Average notional value	$19,858,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	21

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$76,592	$2,014
Swaps — Centrally cleared	—	20,261
Swaps — OTC[1]	57,955	36,399
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$134,547	$58,674
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(76,592)	(22,275)
Total derivative assets and liabilities subject to an MNA	$57,955	$36,399

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid (received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Credit Suisse International	$42,136	$(14,856)	—	—	$27,280
Goldman Sachs International	11,277	(897)	—	—	10,380
J.P. Morgan Securities LLC	2,810	—	—	—	2,810
JPMorgan Chase Bank N.A.	1,732	(1,732)	—	—	—

Total	$57,955	$(17,485)	—	—	$40,470

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,983	—	—	—	$1,983
Citigroup Global Markets, Inc.	1,477	—	—	—	1,477
Credit Suisse International	14,856	$(14,856)	—	—	—
Goldman Sachs Bank USA	6,479	—	—	—	6,479
Goldman Sachs International	897	(897)	—	—	—
JPMorgan Chase Bank N.A.	10,707	(1,732)	—	—	8,975

Total	$36,399	$(17,485)	—	—	$18,914

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,287,598,850	—	$1,287,598,850
U.S. Treasury Obligations	—	24,850,625	—	24,850,625
Short-Term Securities	$5,606,618	—	—	5,606,618
Liabilities:
Investments:
TBA Sale Commitments	—	(332,108,539)	—	(332,108,539)

Total	$5,606,618	$980,340,936	—	$985,947,554

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$28,476	$434,916	—	$463,392
Liabilities:
Interest rate contracts	(1,068,658)	(97,964)	—	(1,166,622)

Total	$(1,040,182)	$336,952	—	$(703,230)

[1] Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes.

As of September 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$944,310	—	—	$944,310
Cash pledged for centrally cleared swaps	45,010	—	—	45,010
Liabilities:
Bank overdraft	—	$(486,477)	—	(486,477)
Cash received as collateral for TBA commitments	—	(1,030,000)	—	(1,030,000)
Reverse repurchase agreements	—	(36,370,928)	—	(36,370,928)

Total	$989,320	$(37,887,405)	—	$(36,898,085)

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	23

Schedule of Investments September 30, 2015	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Germany — 3.5%
Deutsche Bundesrepublik Inflation Linked Bonds:
1.50%, 4/15/16	EUR	65,940	$85,456,546
0.75%, 4/15/18		13,000	15,845,865

			101,302,411
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	19,827
Italy — 4.0%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.60%, 9/15/23		2,340	3,424,667
2.35%, 9/15/24		84,915	107,407,969
2.55%, 9/15/41		4,060	5,940,838

			116,773,474
Japan — 1.3%
Government of Japan Inflation Linked Bond, 0.10%, 9/10/24	JPY	4,083,400	36,219,294
Mexico — 1.0%
United Mexican States Inflation Linked Bond, 4.00%, 6/13/19	MXN	85,500	28,942,231
New Zealand — 1.0%
New Zealand Government Bonds, 3.00%, 9/20/30	NZD	39,467	28,269,550
Spain — 0.6%
Kingdom of Spain Inflation Linked Bond, 0.55%, 11/30/19	EUR	16,470	18,730,061
Total Foreign Government Obligations — 11.4%			330,256,848

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.54%, 3/25/35 (a)(b)	USD	10,678	9,153,017
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.47%, 5/25/37 (a)		11,777	9,057,201

			18,210,218
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (a)		10,763	11,351,597
Total Non-Agency Mortgage-Backed Securities — 1.0%			29,561,815

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.37%, 6/01/34 (a)		91	96,746

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (c)	USD	238,359	$276,016,574
2.00%, 1/15/26		79,053	88,687,700
1.75%, 1/15/28		105,648	116,777,734
3.63%, 4/15/28 (c)		82,278	109,037,054
2.50%, 1/15/29		87,015	104,387,144
3.88%, 4/15/29		81,431	112,264,977
3.38%, 4/15/32		14,983	20,531,679
2.13%, 2/15/40-2/15/41		98,053	115,918,359
0.75%, 2/15/42-2/15/45		92,113	80,382,027
0.63%, 2/15/43		48,902	41,191,964
1.38%, 2/15/44		61,253	62,148,244
U.S. Treasury Inflation Indexed Notes:
2.00%, 1/15/16		3,287	3,278,258
0.13%, 4/15/16-7/15/24 (c)		1,125,659	1,109,422,652
2.50%, 7/15/16		107,158	108,918,877
2.63%, 7/15/17		861	902,227
1.63%, 1/15/18		769	796,070
1.38%, 7/15/18-1/15/20		73,965	77,314,963
1.25%, 7/15/20		74,944	78,677,372
1.13%, 1/15/21		145,028	150,708,412
0.63%, 7/15/21-1/15/24 (c)		144,754	144,287,065
0.38%, 7/15/23-7/15/25 (c)		111,149	108,393,423
0.25%, 1/15/25 (c)		131,708	126,239,505
Total U.S. Treasury Obligations — 105.3%			3,036,282,280
Total Long-Term Investments (Cost — $3,402,119,709) — 117.7%			3,396,197,689

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)		1,894,157	1,894,157
Total Short-Term Securities (Cost — $1,894,157) — 0.1%			1,894,157

Options Purchased
(Cost — $21,029,187) — 0.5%			13,398,200
Total Investments Before Options Written (Cost — $3,425,043,053) — 118.3%			3,411,490,046

Options Written
(Premiums Received — $27,001,012) — (0.7)%			(19,476,190)
Total Investments Net of Options Written — 117.6%			3,392,013,856
Liabilities in Excess of Other Assets — (17.6)%			(508,073,934)

Net Assets — 100.0%			$2,883,939,922

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,273,985	(7,379,828)	1,894,157	$63,609

(e)	Represents the current yield as of report date.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.38%	5/26/15	Open	$84,400,000	$84,448,014
BNP Paribas Securities Corp.	0.30%	8/17/15	Open	148,498,350	148,552,181
Bank of Montreal	0.18%	8/24/15	Open	117,600,000	117,634,757
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.40%	9/11/15	Open	160,500,000	160,520,508
Morgan Stanley & Co. LLC	0.26%	9/14/15	Open	131,741,250	131,751,826
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.40%	9/30/15	10/01/15	5,314,375	5,314,434
Total				$648,053,975	$648,221,720

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(402)	Euro Dollar Futures	December 2015	USD	100,082,925	$(123,793)
(163)	Euro-Bobl	December 2015	USD	23,499,335	(65,569)
(180)	Euro-BTP Italian Government Bonds Futures	December 2015	USD	27,412,423	(456,572)
(299)	Euro-Bund	December 2015	USD	52,183,757	(646,598)
19	Euro-Buxl	December 2015	USD	3,306,471	54,351
(190)	Japanese Government Bonds (10 Year)	December 2015	USD	234,655,108	(409,286)
(111)	Long Gilt British	December 2015	USD	19,991,924	(308,963)
(359)	U.S. Treasury Bonds (30 Year)	December 2015	USD	56,486,406	(272,427)
(388)	U.S. Treasury Notes (2 Year)	December 2015	USD	84,984,125	(177,840)
853	U.S. Treasury Notes (5 Year)	December 2015	USD	102,799,828	381,052
461	U.S. Treasury Notes (10 Year)	December 2015	USD	59,346,547	463,484
(445)	U.S. Ultra Treasury Bonds	December 2015	USD	71,380,781	(160,104)
(511)	Euro Dollar Futures	March 2016	USD	127,085,700	(469,415)
(57)	Euro Dollar Futures	December 2017	USD	14,044,088	(50,534)
Total					$(2,242,214)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,095,000	USD	1,234,830	Goldman Sachs International	10/05/15	$(11,178)
EUR	483,000	USD	540,953	Royal Bank of Scotland PLC	10/05/15	(1,205)
JPY	208,695,191	USD	1,736,466	Goldman Sachs International	10/05/15	3,276
JPY	413,686,809	USD	3,442,115	Goldman Sachs International	10/05/15	6,493
USD	545,166	EUR	482,000	Bank of America N.A.	10/05/15	6,535
USD	2,402,980	EUR	2,155,000	State Street Bank and Trust Co.	10/05/15	(5,212)
USD	234,661,510	EUR	209,142,000	UBS AG	10/05/15	947,391
USD	19,168,086	JPY	2,314,901,000	Barclays Bank PLC	10/05/15	(129,573)
USD	19,095,227	JPY	2,314,901,000	UBS AG	10/05/15	(202,432)
AUD	16,995,000	JPY	1,550,752,962	BNP Paribas S.A.	10/15/15	(1,010,318)
JPY	1,590,040,117	AUD	17,365,000	JPMorgan Chase Bank N.A.	10/15/15	1,078,383
JPY	2,137,479,039	USD	17,840,424	Barclays Bank PLC	10/19/15	(18,729)
JPY	2,014,771,070	USD	16,839,576	Deutsche Bank AG	10/19/15	(40,986)
AUD	1,778,000	USD	1,329,162	UBS AG	10/20/15	(82,581)
CAD	3,000,000	USD	2,259,361	Morgan Stanley & Co. International PLC	10/20/15	(11,564)
CAD	3,540,000	USD	2,667,386	Royal Bank of Scotland PLC	10/20/15	(14,986)
MXN	196,080,000	USD	11,614,050	Barclays Bank PLC	10/20/15	(35,274)
NZD	2,430,000	USD	1,536,326	Deutsche Bank AG	10/20/15	14,823
NZD	2,745,000	USD	1,720,199	HSBC Bank PLC	10/20/15	32,025
NZD	8,247,000	USD	5,307,723	Standard Chartered Bank	10/20/15	(43,391)
NZD	2,483,000	USD	1,586,622	UBS AG	10/20/15	(1,641)
USD	30,636,164	MXN	488,126,000	BNP Paribas S.A.	10/20/15	1,811,698
USD	39,914,711	NZD	60,014,000	HSBC Bank PLC	10/20/15	1,605,794
USD	145,615,000	JPY	17,427,857,011	Goldman Sachs International	10/22/15	301,092
USD	235,530,438	EUR	210,201,000	Barclays Bank PLC	11/04/15	524,831
AUD	6,255,000	USD	4,488,269	Deutsche Bank AG	11/10/15	(107,782)
USD	4,363,295	AUD	6,240,000	BNP Paribas S.A.	11/10/15	(6,687)
USD	4,466,276	AUD	6,255,000	BNP Paribas S.A.	11/10/15	85,789
EUR	1,345,000	USD	1,509,211	Citibank N.A.	12/08/15	(4,538)
EUR	13,555,000	USD	15,220,232	Citibank N.A.	12/08/15	(56,038)
EUR	25,725,000	USD	28,863,916	Citibank N.A.	12/08/15	(84,950)
EUR	6,765,000	USD	7,525,008	Deutsche Bank AG	12/08/15	43,105
EUR	6,765,000	USD	7,544,545	Deutsche Bank AG	12/08/15	23,568
EUR	12,912,500	USD	14,514,233	Deutsche Bank AG	12/08/15	(68,814)
EUR	12,912,500	USD	14,525,247	HSBC Bank PLC	12/08/15	(79,828)
EUR	25,355,000	USD	28,620,473	UBS AG	12/08/15	(255,431)
EUR	25,725,000	USD	29,110,927	UBS AG	12/08/15	(331,960)
USD	14,435,138	EUR	12,775,000	BNP Paribas S.A.	12/08/15	143,542
USD	14,789,156	EUR	13,110,000	Citibank N.A.	12/08/15	122,791
USD	29,428,372	EUR	25,725,000	HSBC Bank PLC	12/08/15	649,406
USD	29,236,486	EUR	25,825,000	UBS AG	12/08/15	345,648
CAD	9,610,356	GBP	4,775,000	Citibank N.A.	12/15/15	(21,986)
CAD	5,329,905	GBP	2,625,000	Deutsche Bank AG	12/15/15	22,915
GBP	4,690,000	CAD	9,625,615	Barclays Bank PLC	12/15/15	(117,988)
GBP	2,625,000	CAD	5,365,251	Goldman Sachs International	12/15/15	(49,393)
CHF	21,651,356	SEK	184,995,681	JPMorgan Chase Bank N.A.	3/22/16	170,925
SEK	184,978,360	CHF	21,651,356	Deutsche Bank AG	3/22/16	(173,003)
Total						$4,972,562

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Inflation Rate Caps
Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(23,769)	$(1,014,650)	$990,881
Inflation Rate Floors
Reference Entity	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for November 2015 divided by HICPx for November 2013 minus 0.15% or $0	Upfront premium and payment at expiration	Barclays Bank PLC	11/19/15	EUR	33,500	$4	$67,710	$(67,706)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	10/23/15	USD	128.50	911	$711,719
U.S. Treasury Notes (10 Year)	Call	12/24/15	USD	129.00	886	899,844
Euro Dollar 90-Day	Put	10/16/15	USD	98.75	2,982	18,637
U.S. Treasury Notes (10 Year)	Put	10/23/15	USD	126.00	1,431	89,437
Total						$1,719,637

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Barclays Bank PLC	10/15/15	JPY	122.00	USD	86,705	$195,147
USD Currency	Call	JPMorgan Chase Bank N.A.	10/16/15	CAD	1.31	USD	31,245	672,271
AUD Currency	Call	Deutsche Bank AG	10/29/15	USD	0.80	AUD	40,795	31
USD Currency	Call	Deutsche Bank AG	10/30/15	JPY	126.50	USD	31,560	15,291
NZD Currency	Call	Deutsche Bank AG	12/10/15	USD	0.68	NZD	47,185	116,441
USD Currency	Put	Goldman Sachs Bank USA	10/27/15	MXN	15.50	USD	15,770	1,539
NZD Currency	Put	BNP Paribas S.A.	10/30/15	USD	0.65	NZD	47,185	758,499
USD Currency	Put	Barclays Bank PLC	10/30/15	JPY	113.50	USD	62,910	83,928
AUD Currency	Put	BNP Paribas S.A.	11/06/15	USD	0.70	AUD	41,590	367,161
EUR Currency	Put	Deutsche Bank AG	12/04/15	USD	1.11	EUR	131,705	2,033,566
CHF Currency	Put	JPMorgan Chase Bank N.A.	3/18/16	SEK	8.26	CHF	30,885	302,864
CHF Currency	Put	Deutsche Bank AG	8/02/16	NOK	7.72	CHF	60,705	382,978
Total								$4,929,716

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	27

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Credit Suisse International	Call	1.50%	Receive	6-month JPY LIBOR	12/24/15	JPY	2,469,990	$975,725
30-Year Interest Rate Swap	Credit Suisse International	Put	1.50%	Pay	6-month JPY LIBOR	12/24/15	JPY	2,469,990	318,967
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Pay	3-month LIBOR	1/15/16	USD	91,600	162,585
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Pay	3-month LIBOR	1/15/16	USD	42,000	74,548
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.95%	Pay	3-month LIBOR	1/15/16	USD	43,500	498,215
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.95%	Pay	3-month LIBOR	1/15/16	USD	9,000	103,079
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	1/15/16	USD	87,000	206,680
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	1/15/16	USD	18,000	42,761
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.75%	Pay	3-month LIBOR	1/15/16	USD	152,000	70,849
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.75%	Pay	3-month LIBOR	1/15/16	USD	31,500	14,683
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.25%	Pay	3-month LIBOR	3/16/16	USD	50,065	402,605
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	322,816
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	3,555,334
Total									$6,748,847

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	10/23/15	USD	130.00	911	$(199,281)
U.S. Treasury Notes (10 Year)	Call	12/24/15	USD	130.50	886	(484,531)
Government of Japan (10 Year)	Put	10/30/15	JPY	147.50	72	(114,033)
Total						$(797,845)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	10/16/15	CAD	1.31	USD	31,245	$(672,271)
USD Currency	Call	Goldman Sachs Bank USA	10/27/15	MXN	17.25	USD	15,770	(146,308)
AUD Currency	Call	BNP Paribas S.A.	10/29/15	USD	0.80	AUD	40,795	(31)
USD Currency	Call	Barclays Bank PLC	10/30/15	JPY	126.50	USD	31,560	(15,291)
USD Currency	Call	Deutsche Bank AG	11/25/15	JPY	126.50	USD	59,640	(107,919)
EUR Currency	Call	Deutsche Bank AG	12/04/15	USD	1.18	EUR	66,110	(158,942)
NZD Currency	Call	BNP Paribas S.A.	12/10/15	USD	0.68	NZD	47,185	(116,441)
CHF Currency	Call	JPMorgan Chase Bank N.A.	3/18/16	SEK	9.10	CHF	30,885	(343,145)
NZD Currency	Put	Deutsche Bank AG	10/30/15	USD	0.65	NZD	47,185	(758,499)
USD Currency	Put	Barclays Bank PLC	10/30/15	JPY	113.50	USD	31,560	(42,104)
USD Currency	Put	Deutsche Bank AG	10/30/15	JPY	113.50	USD	31,350	(41,824)
USD Currency	Put	Deutsche Bank AG	11/25/15	JPY	114.00	USD	59,640	(223,781)
AUD Currency	Put	BNP Paribas S.A.	12/10/15	USD	0.66	AUD	83,050	(372,853)
Total								$(2,999,409)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Credit Suisse International	Call	1.65%	Pay	6-month EURIBOR	12/16/15	EUR	24,515	$(1,422,101)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Pay	6-month EURIBOR	12/18/15	EUR	5,375	$(313,418)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.10%	Pay	3-month LIBOR	1/19/16	USD	55,318	(939,986)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	1/19/16	USD	29,155	(495,418)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.15%	Pay	3-month LIBOR	1/19/16	USD	55,318	(1,074,817)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Pay	3-month LIBOR	1/19/16	USD	29,155	(566,480)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/13/17	USD	30,000	(600,341)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/13/17	USD	51,600	(1,032,586)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/06/17	USD	23,510	(632,686)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/06/17	USD	47,000	(1,264,833)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/16/17	USD	23,500	(635,196)
30-Year Interest Rate Swap	Credit Suisse International	Put	1.65%	Receive	6-month EURIBOR	12/16/15	EUR	24,515	(583,027)
30-Year Interest Rate Swap	Deutsche Bank AG	Put	1.65%	Receive	6-month EURIBOR	12/18/15	EUR	5,375	(130,474)
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/15/16	USD	9,000	(375,087)
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/15/16	USD	43,500	(1,812,917)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.70%	Receive	3-month LIBOR	1/19/16	USD	55,318	(126,807)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.70%	Receive	3-month LIBOR	1/19/16	USD	29,155	(66,833)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.75%	Receive	3-month LIBOR	1/19/16	USD	55,318	(105,742)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/19/16	USD	29,155	(55,731)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/13/17	USD	30,000	(524,667)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/13/17	USD	51,600	(902,428)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	23,510	(325,798)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	47,000	(651,318)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/16/17	USD	23,500	(336,023)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(704,222)
Total									$(15,678,936)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.80%[1]	3-month LIBOR	N/A	2/25/25	USD	41,800	$(2,686,122)
2.16%[2]	3-month LIBOR	N/A	9/25/25	USD	66,000	942,147
2.86%[2]	3-month LIBOR	9/30/15[3]	2/15/41	USD	9,680	696,993
Total						$(1,046,982)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Total Return Swaps
Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	2/15/41	USD	15,000	$2,621,696	$153,177	$2,468,519

[1]	Fund pays the total return of the reference entity and receives the fixed rate/floating rate. Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	29

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Transactions in Options Written for the Year Ended September 30, 2015

	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of year	1,314	101,800	$3,102,356	—	253,475	$6,689,582
Options written	6,762	1,259,976	20,317,011	8,037	1,349,675	21,596,899
Options exercised	—	(173,730)	(3,890,220)	—	(299,755)	(3,609,783)
Options expired	(2,401)	(279,305)	(3,824,533)	(6,022)	(269,930)	(4,055,988)
Options closed	(3,878)	(211,105)	(4,978,388)	(1,943)	(310,234)	(4,345,924)

Outstanding options, end of year	1,797	697,636	$10,726,226	72	723,231	$16,274,786

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$898,887	—	$898,887
	Unrealized appreciation on forward foreign currency exchange contracts
Forwards foreign exchange contracts		—	—	—	$7,940,030	—	—	7,940,030
Inflation rate caps and floors	Unrealized appreciation, premiums paid	—	—	—	—	—	$1,058,591	1,058,591
Options purchased	Investments at value — unaffiliated[2]	—	—	—	4,929,716	8,468,484	—	13,398,200
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	—	2,621,696	2,621,696
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,639,140	—	1,639,140

Total		—	—	—	$12,869,746	$11,006,511	$3,680,287	$27,556,544

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,141,101	—	$3,141,101
	Unrealized depreciation on forward foreign currency exchange contracts
Forwards foreign exchange contracts		—	—	—	$2,967,468	—	—	2,967,468
Inflation rate caps and floors	Unrealized depreciation, premiums received	—	—	—	—	—	$1,082,356	1,082,356
Options written	Options written at value	—	—	—	2,999,409	16,476,781	—	19,476,190
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,686,122	—	2,686,122

Total		—	—	—	$5,966,877	$22,304,004	$1,082,356	$29,353,237

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(12,133,253)	—	$(12,133,253)
Foreign currency transactions	—	—	—	$50,453,390	—	—	50,453,390
Options purchased[1]	—	—	—	(8,984,624)	(14,314,364)	—	(23,298,988)
Options written	—	—	—	5,384,446	2,562,851	—	7,947,297
Swaps	—	—	—	—	(4,157,488)	$(100,698)	(4,258,186)
Total	—	—	—	$46,853,212	$(28,042,254)	$(100,698)	$18,710,260
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(3,857,777)	—	$(3,857,777)
Foreign currency translations	—	—	—	$(9,309,406)	—	—	(9,309,406)
Inflation rate caps and floors	—	—	—	—	—	$32,222	32,222
Options purchased[2]	—	—	—	(2,517,318)	(5,777,339)	—	(8,294,657)
Options written	—	—	—	1,759,665	4,240,872	—	6,000,537
Swaps	—	—	—	—	(983,559)	183,378	(800,181)
Total	—	—	—	$(10,067,059)	$(6,377,803)	$215,600	$(16,229,262)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$413,323,779
Average notional value of contracts — short	$1,154,131,898
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$647,233,257
Average amounts sold — in USD	$150,126,525
Options:
Average value of option contracts purchased	$4,261,578
Average value of option contracts written	$2,709,940
Average notional value of swaption contracts purchased	$640,380,372
Average notional value of swaption contracts written	$502,027,523
Average value of interest rate cap written	$31,205
Average value of interest rate floors purchased	$53,685
Interest rate swaps:
Average notional value — pays fixed rate	$71,075,000
Average notional value — receives fixed rate	$36,520,000
Total return swaps:
Average notional value	$27,500,000

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$774,516		$103,077
Forward foreign currency exchange contracts	7,940,030		2,967,468
Inflation rate caps/floors	1,058,591		1,082,356
Options	13,398,200	[1]	19,476,190
Swaps — Centrally cleared	8,723		—
Swaps — OTC[2]	2,621,696		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$25,801,756		$23,629,091
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,502,876)		(900,922)

Total derivative assets and liabilities subject to an MNA	$23,298,880		$22,728,169

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	31

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$6,535	—	—	—	$6,535
Barclays Bank PLC	1,194,432	$(1,194,432)	—	—	—
BNP Paribas S.A.	3,166,689	(1,506,330)	—	—	1,660,359
Citibank N.A.	122,791	(122,791)	—	—	—
Credit Suisse International	1,294,692	(1,294,692)	—	—	—
Deutsche Bank AG	11,396,634	(11,396,634)	—	—	—
Goldman Sachs Bank USA	1,539	(1,539)	—	—	—
Goldman Sachs International	310,861	(60,571)	—	—	250,290
HSBC Bank PLC	2,287,225	(79,828)	—	—	2,207,397
JPMorgan Chase Bank N.A.	2,224,443	(343,145)	—	—	1,881,298
UBS AG	1,293,039	(874,045)	—	—	418,994

Total	$23,298,880	$(16,874,007)	—	—	$6,424,873

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$2,674,017	$(1,194,432)	—	$(1,380,000)	$99,585
BNP Paribas S.A.	1,506,330	(1,506,330)	—	—	—
Citibank N.A.	839,783	(122,791)	—	—	716,992
Credit Suisse International	2,005,128	(1,294,692)	—	(710,436)	—
Deutsche Bank AG	14,122,656	(11,396,634)	—	(2,726,022)	—
Goldman Sachs Bank USA	146,308	(1,539)	—	—	144,769
Goldman Sachs International	60,571	(60,571)	—	—	—
HSBC Bank PLC	79,828	(79,828)	—	—	—
JPMorgan Chase Bank N.A.	343,145	(343,145)	—	—	—
Morgan Stanley & Co. International PLC	11,564	—	—	—	11,564
Royal Bank of Scotland PLC	16,191	—	—	—	16,191
Standard Chartered Bank	43,391	—	—	—	43,391
State Street Bank and Trust Co.	5,212	—	—	—	5,212
UBS AG	874,045	(874,045)	—	—	—

Total	$22,728,169	$(16,874,007)	—	$(4,816,458)	$1,037,704

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$330,256,848	—	$330,256,848
Non-Agency Mortgage-Backed Securities	—	29,561,815	—	29,561,815
U.S. Government Sponsored Agency Securities	—	96,746	—	96,746
U.S. Treasury Obligations	—	3,036,282,280	—	3,036,282,280
Short-Term Securities	$1,894,157	—	—	1,894,157
Options Purchased:
Foreign Currency Exchange Contracts	—	4,929,716	—	4,929,716
Interest Rate Contracts	1,719,637	6,748,847	—	8,468,484

Total	$3,613,794	$3,407,876,252	—	$3,411,490,046

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$7,940,030	—	$7,940,030
Interest rate contracts	$898,887	1,639,140	—	2,538,027
Other contracts	—	3,459,400	—	3,459,400
Liabilities:
Foreign currency exchange contracts	—	(5,966,877)	—	(5,966,877)
Interest rate contracts	(3,938,946)	(18,365,058)	—	(22,304,004)
Other contracts	—	(67,706)	—	(67,706)

Total	$(3,040,059)	$(11,361,071)	—	$(14,401,130)

[1]    Derivative financial instruments are swaps, financial futures contracts, inflation rate caps and floors, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts, inflation rate caps and floors, forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or fair value, including accrued interest for financial statement purposes. As of September 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$146,596,885	—	—	$146,596,885
Cash pledged for financial futures contracts	4,090,820	—	—	4,090,820
Cash pledged for centrally cleared swaps	564,610	—	—	564,610
Cash pledged as collateral for OTC derivatives	5,760,000	—	—	5,760,000
Liabilities:
Reverse repurchase agreements	—	$(648,221,720)	—	(648,221,720)
Bank overdraft	—	(551,354)	—	(551,354)

Total	$157,012,315	$(648,773,074)	—	$(491,760,759)

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	33

Schedule of Investments September 30, 2015	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17	USD	71	$70,898
Scholar Funding Trust, Series 2011-A, Class A, 1.19%, 10/28/43 (a)(b)		252	251,217
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.54%, 6/15/21 (b)		199	198,240
Total Asset-Backed Securities — 0.7%			520,355

Corporate Bonds
Aerospace & Defense — 0.9%
L-3 Communications Corp.:
3.95%, 11/15/16		16	16,404
1.50%, 5/28/17		159	157,547
Northrop Grumman Corp., 3.50%, 3/15/21		275	284,756
United Technologies Corp., 4.50%, 6/01/42		230	234,207

			692,914
Airlines — 2.0%
Air Canada Pass-Through Trust, Series 2015-1, Class A, 3.60%, 9/15/28 (a)		250	242,500
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27		360	367,377
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		304	315,993
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		151	147,675
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 2/15/23		205	209,785
Series 2014-1, Class B, 4.75%, 10/11/23		175	175,000
Virgin Australia Trust, Series 2013-1B, 6.00%, 4/23/22 (a)		128	131,124

			1,589,454
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		50	50,156
4.88%, 3/15/19		137	137,205
ZF North America Capital, Inc., 4.00%, 4/29/20 (a)		150	142,594

			329,955
Automobiles — 0.5%
General Motors Co., 3.50%, 10/02/18		416	419,357
Banks — 9.6%
Bank of America Corp.:
6.05%, 5/16/16		225	231,429
6.50%, 8/01/16		300	313,327
5.42%, 3/15/17		500	525,231
6.00%, 9/01/17		970	1,045,412
4.00%, 1/22/25		250	245,016
4.88%, 4/01/44		5	5,190
Series L, 2.60%, 1/15/19		425	429,318
Barclays PLC, 3.65%, 3/16/25		200	190,949
Citigroup, Inc.:
1.85%, 11/24/17		250	250,586
2.50%, 7/29/19		575	578,635
4.40%, 6/10/25		280	281,606
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22		313	314,351
HSBC Bank USA NA, 6.00%, 8/09/17		250	268,710

Corporate Bonds		Par (000)	Value
Banks (continued)
ING Bank NV:
1.80%, 3/16/18 (a)	USD	255	$255,368
2.05%, 8/17/18 (a)		200	200,942
JPMorgan Chase & Co.:
6.13%, 6/27/17		375	403,045
1.63%, 5/15/18		425	422,369
5.63%, 8/16/43		250	275,080
4.95%, 6/01/45		175	175,525
Series H, 1.70%, 3/01/18		250	249,431
Lloyds Bank PLC, 2.00%, 8/17/18		240	240,858
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		270	287,460
Santander Bank NA, 2.00%, 1/12/18		250	249,158
Santander Holdings USA, Inc., 4.50%, 7/17/25		200	200,914

			7,639,910
Biotechnology — 1.0%
Amgen, Inc.:
5.85%, 6/01/17		375	401,655
5.38%, 5/15/43		163	173,787
4.40%, 5/01/45		110	100,998
Biogen, Inc., 3.63%, 9/15/22		160	161,261

			837,701
Capital Markets — 4.2%
Credit Suisse, 1.70%, 4/27/18		650	647,442
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 5/15/45 (a)		250	244,987
Deutsche Bank AG:
1.88%, 2/13/18		120	119,669
2.95%, 8/20/20		250	251,113
4.50%, 4/01/25		250	242,218
Goldman Sachs Group, Inc.:
2.38%, 1/22/18		375	379,898
6.75%, 10/01/37		250	298,229
5.15%, 5/22/45		155	152,141
Morgan Stanley:
5.55%, 4/27/17		480	509,370
1.88%, 1/05/18		295	295,761
2.20%, 12/07/18		115	116,068
4.30%, 1/27/45		65	61,775

			3,318,671
Chemicals — 1.0%
Eastman Chemical Co., 3.80%, 3/15/25		375	366,067
LYB International Finance BV, 4.88%, 3/15/44		100	94,742
LyondellBasell Industries NV, 5.00%, 4/15/19		300	323,461

			784,270
Commercial Services & Supplies — 1.4%
Aviation Capital Group Corp., 3.88%, 9/27/16 (a)		1,075	1,085,750
Communications Equipment — 0.1%
Harris Corp., 3.83%, 4/27/25		50	48,952
Consumer Finance — 3.3%
Ally Financial, Inc.:
3.25%, 2/13/18		175	172,375
8.00%, 11/01/31		114	135,660
Capital One N.A.:
1.65%, 2/05/18		250	247,523
2.35%, 8/17/18		255	255,710
2.40%, 9/05/19		250	248,361
Discover Bank, 3.10%, 6/04/20		257	259,488

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
Discover Financial Services, 3.85%, 11/21/22	USD	356	$352,596
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		400	401,134
1.68%, 9/08/17		225	223,534
General Motors Financial Co., Inc.:
2.40%, 4/10/18		200	198,463
3.45%, 4/10/22		175	168,330

			2,663,174
Diversified Financial Services — 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		400	399,500
CNH Industrial Capital LLC, 3.88%, 11/01/15		285	284,287
General Electric Capital Corp., 5.88%, 1/14/38		125	155,885
Hyundai Capital America, 1.88%, 8/09/16 (a)		425	427,054
Shell International Finance BV, 4.38%, 5/11/45		300	296,656

			1,563,382
Diversified Telecommunication Services — 2.0%
AT&T Inc.:
2.45%, 6/30/20		90	88,613
4.75%, 5/15/46		334	306,043
Verizon Communications, Inc.:
3.65%, 9/14/18		325	342,579
4.27%, 1/15/36		450	408,099
3.85%, 11/01/42		323	267,820
4.67%, 3/15/55		254	218,719

			1,631,873
Electric Utilities — 4.4%
Alabama Power Co., 2.80%, 4/01/25		60	57,749
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		100	110,999
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	310,455
Duke Energy Corp., 3.95%, 10/15/23		175	182,690
Duke Energy Progress, Inc., 4.15%, 12/01/44		80	80,488
Entergy Corp., 4.00%, 7/15/22		325	335,622
Entergy Louisiana LLC, 4.05%, 9/01/23		200	211,379
Exelon Corp., 2.85%, 6/15/20		65	65,569
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	272,701
Ohio Power Co., Series D, 6.60%, 3/01/33		229	288,129
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	213,264
7.00%, 5/01/32		36	46,438
7.25%, 1/15/33		40	53,469
7.50%, 9/01/38		206	281,275
PacifiCorp., 3.35%, 7/01/25		240	243,722
Puget Energy, Inc.:
6.00%, 9/01/21		175	201,231
5.63%, 7/15/22		275	308,978
Toledo Edison Co.:
7.25%, 5/01/20		54	63,408
6.15%, 5/15/37		40	46,226
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		90	90,408

			3,464,200
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		200	200,000
Food & Staples Retailing — 0.3%
CVS Health Corp., 5.13%, 7/20/45		233	250,464
Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp., 2.85%, 5/15/20		70	69,985

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
Medtronic, Inc.:
4.38%, 3/15/35	USD	325	$328,540
4.63%, 3/15/45		370	381,506
St. Jude Medical, Inc., 3.88%, 9/15/25		40	40,571

			820,602
Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23		200	201,000
Amsurg Corp., 5.63%, 7/15/22		200	199,750
Anthem, Inc.:
4.65%, 1/15/43		50	49,034
5.10%, 1/15/44		50	51,968
4.65%, 8/15/44		100	96,659
HCA, Inc., 3.75%, 3/15/19		350	349,125
UnitedHealth Group, Inc.:
2.88%, 3/15/23		50	49,814
3.75%, 7/15/25		185	191,223
4.38%, 3/15/42		65	63,907
4.25%, 3/15/43		85	84,135
4.75%, 7/15/45		55	58,059

			1,394,674
Insurance — 0.5%
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		200	201,105
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	204,097

			405,202
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc., 2.40%, 2/01/19		500	502,743
Media — 3.2%
21st Century Fox America, Inc., 6.40%, 12/15/35		150	174,128
CCO Safari II LLC:
3.58%, 7/23/20 (a)		485	481,427
4.46%, 7/23/22 (a)		210	210,111
4.91%, 7/23/25 (a)		265	263,729
6.48%, 10/23/45 (a)		260	262,301
Comcast Corp.:
6.95%, 8/15/37		99	130,304
4.60%, 8/15/45		70	71,554
Cox Communications, Inc., 6.95%, 6/01/38 (a)		211	229,230
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42		200	187,936
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	175,429
NBCUniversal Media LLC, 4.45%, 1/15/43		130	129,462
Sky PLC, 3.75%, 9/16/24 (a)		200	197,137
Time Warner Cable, Inc., 4.50%, 9/15/42		37	29,253

			2,542,001
Metals & Mining — 1.3%
Barrick Gold Corp.:
2.50%, 5/01/18		250	246,900
3.85%, 4/01/22		70	63,943
4.10%, 5/01/23		87	76,987
Freeport-McMoRan, Inc., 5.45%, 3/15/43		170	118,150
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	148,026
7.13%, 7/15/28		100	124,223
Southern Copper Corp.:
6.75%, 4/16/40		125	110,954
5.88%, 4/23/45		150	121,777

			1,010,960

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	35

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37	USD	300	$353,973
Dominion Gas Holdings LLC, 4.60%, 12/15/44		125	118,966
Pacific Gas & Electric Co., 4.75%, 2/15/44		75	78,961

			551,900
Oil, Gas & Consumable Fuels — 8.0%
ConocoPhillips Co., 2.88%, 11/15/21		260	260,420
Continental Resources, Inc., 5.00%, 9/15/22		250	218,750
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	498,982
Energy Transfer Partners LP:
9.00%, 4/15/19		150	176,173
6.50%, 2/01/42		100	91,764
5.15%, 3/15/45		280	218,423
Enterprise Products Operating LLC:
6.45%, 9/01/40		106	114,450
4.90%, 5/15/46		300	271,681
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc., 6.50%, 11/15/20		321	289,503
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17		300	313,825
6.50%, 4/01/20		304	336,550
6.38%, 3/01/41		257	236,773
Kinder Morgan, Inc., 2.00%, 12/01/17		25	24,819
Marathon Petroleum Corp., 4.75%, 9/15/44		134	119,101
MEG Energy Corp., 6.50%, 3/15/21 (a)		99	81,180
Noble Energy, Inc., 5.25%, 11/15/43		150	133,276
Phillips 66, 4.88%, 11/15/44		135	129,187
Pioneer Natural Resources Co., 5.88%, 7/15/16		320	330,978
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		200	197,587
4.65%, 10/15/25		250	250,927
4.90%, 2/15/45		125	111,637
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		240	234,324
Sabine Pass Liquefaction LLC:
5.75%, 5/15/24		155	137,950
5.63%, 3/01/25 (a)		120	105,750
Sabine Pass LNG LP, 7.50%, 11/30/16		200	204,500
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	9,926
TransCanada PipeLines Ltd., 7.63%, 1/15/39		100	127,807
Valero Energy Corp., 6.63%, 6/15/37		110	120,831
Western Gas Partners LP, 2.60%, 8/15/18		425	425,947
Williams Cos., Inc., 3.70%, 1/15/23		253	196,194
Williams Partners LP, 3.90%, 1/15/25		353	303,962
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/01/17		100	106,404

			6,379,581
Pharmaceuticals — 4.8%
AbbVie, Inc.:
3.60%, 5/14/25		145	143,009
4.40%, 11/06/42		240	219,304
4.70%, 5/15/45		310	300,773
Actavis Funding SCS:
2.35%, 3/12/18		225	225,895
3.45%, 3/15/22		415	410,243
4.55%, 3/15/35		115	105,807
4.85%, 6/15/44		260	236,971
4.75%, 3/15/45		60	54,477
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		410	433,951
Hospira, Inc., 5.20%, 8/12/20		175	198,105
Mylan, Inc., 2.60%, 6/24/18		375	374,344

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Perrigo Finance PLC, 3.90%, 12/15/24	USD	250	$246,226
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		214	217,745
5.38%, 3/15/20 (a)		200	194,375
Zoetis, Inc., 1.88%, 2/01/18		425	423,691

			3,784,916
Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.:
4.50%, 1/15/18		604	635,380
5.90%, 11/01/21		146	165,290
3.50%, 1/31/23		150	144,511
AvalonBay Communities, Inc., 3.45%, 6/01/25		115	113,350
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	232,618
HCP, Inc., 6.75%, 2/01/41		100	123,491
Simon Property Group LP, 4.25%, 10/01/44		195	189,365
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (a)		200	199,054

			1,803,059
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
4.90%, 4/01/44		150	155,625
4.15%, 4/01/45		40	37,268
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)		196	201,515

			394,408
Software — 0.2%
Microsoft Corp., 3.50%, 11/15/42		175	156,501
Specialty Retail — 0.6%
Lowe’s Cos., Inc., 4.65%, 4/15/42		75	78,728
QVC, Inc., 4.38%, 3/15/23		391	380,076

			458,804
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., 4.38%, 5/13/45		150	148,503
Seagate HDD Cayman, 3.75%, 11/15/18		325	332,487

			480,990
Tobacco — 2.0%
Altria Group, Inc.:
4.75%, 5/05/21		150	163,441
10.20%, 2/06/39		105	169,722
5.38%, 1/31/44		90	97,844
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)		300	299,851
Philip Morris International, Inc., 4.50%, 3/20/42		325	325,875
Reynolds American, Inc.:
4.00%, 6/12/22		85	88,818
3.25%, 11/01/22		40	39,796
4.85%, 9/15/23		60	64,365
7.00%, 8/04/41 (a)		173	199,817
4.75%, 11/01/42		40	38,382
5.85%, 8/15/45		100	111,257

			1,599,168
Trading Companies & Distributors — 0.4%
HD Supply, Inc., 11.00%, 4/15/20		300	332,250
Wireless Telecommunication Services — 2.1%
Alltel Corp., 7.88%, 7/01/32		314	401,559
America Movil SAB de CV, 6.13%, 11/15/37		200	221,956
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	680,664

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Communications, Inc., 9.00%, 11/15/18 (a)	USD	175	$183,627
Vodafone Group PLC:
2.50%, 9/26/22		125	115,916
4.38%, 2/19/43		64	55,815

			1,659,537
Total Corporate Bonds — 63.9%			50,797,323

Foreign Agency Obligations
Brazil — 1.0%
Petrobras Global Finance BV, 3.88%, 1/27/16		774	760,455
China — 0.8%
CNOOC Finance 2015 Australia Pty Ltd., 2.63%, 5/05/20		350	344,989
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		275	277,090

			622,079
Mexico — 0.8%
Petroleos Mexicanos:
3.50%, 7/18/18		462	467,082
6.50%, 6/02/41		214	196,837

			663,919
Total Foreign Agency Obligations — 2.6%			2,046,453

Foreign Government Obligations
Colombia — 0.2%
Republic of Colombia, 5.63%, 2/26/44		200	187,000
Mexico — 0.7%
United Mexican States:
4.75%, 3/08/44		173	157,863
5.55%, 1/21/45		150	153,563
5.75%, 10/12/2110		294	274,890

			586,316
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50		37	38,203
Turkey — 0.2%
Republic of Turkey, 4.25%, 4/14/26		200	181,750
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50		75	65,813
Total Foreign Government Obligations — 1.3%			1,059,082

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.64%, 3/15/39 (b)		100	100,704
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		97	100,913
Total Non-Agency Mortgage-Backed Securities — 0.3%			201,617

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 3.1%
Bank of America Corp.:
Series U, 5.20% (b)(c)	USD	260	$242,613
Series AA, 6.10% (b)(c)		255	248,625
Series K, 8.00% (b)(c)		95	99,275
Series M, 8.13% (b)(c)		50	52,250
Citigroup, Inc.:
5.90% (b)(c)		40	39,000
Series P, 5.95% (b)(c)		175	164,937
HSBC Holdings PLC, 6.38% (b)(c)		200	190,750
JPMorgan Chase & Co.:
Series S, 6.75% (b)(c)		625	650,781
Series 1, 7.90% (b)(c)		224	232,680
Wells Fargo & Co.:
Series U, 5.88% (b)(c)		85	87,019
Series S, 5.90% (b)(c)		405	405,000

			2,412,930
Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series M, 5.38% (b)(c)		260	253,987
State Street Capital Trust IV, 1.34%, 6/01/77 (b)		200	161,000

			414,987
Consumer Finance — 0.8%
American Express Co., Series C, 4.90% (b)(c)		225	216,157
Capital One Financial Corp., Series E, 5.55% (b)(c)		425	419,687

			635,844
Diversified Financial Services — 1.0%
General Electric Capital Corp., Series B, 6.25% (b)(c)		400	434,000
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)		370	375,735

			809,735
Insurance — 0.8%
Allstate Corp.:
5.75%, 8/15/53 (b)		325	336,489
6.50%, 5/15/67 (b)		20	22,350
MetLife, Inc., 6.40%, 12/15/66		252	274,680
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		27	22,613

			656,132
Oil, Gas & Consumable Fuels — 1.1%
Enterprise Products Operating LLC, Series B, 7.03%, 1/15/68 (b)		750	791,250
TransCanada Trust, 5.63%, 5/20/75 (b)		98	93,835

			885,085
Total Capital Trusts — 7.3%			5,814,713

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	37

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Preferred Stocks		Shares	Value
Banks — 0.7%
Citigroup, Inc., 6.88% (c)		7,880	$210,160
Wells Fargo & Co., 5.85% (c)		14,541	370,795

			580,955
Capital Markets — 0.6%
Goldman Sachs Group, Inc., 5.50% (c)		10,233	250,504
State Street Corp., 5.90% (c)		9,095	236,106

			486,610
Media — 1.2%
NBCUniversal Enterprise, Inc., 5.25% (a)(c)		853,000	900,981
Total Preferred Stocks — 2.5%			1,968,546
Total Preferred Securities — 9.8%			7,783,259

Taxable Municipal Bonds		Par (000)
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43	USD	75	79,054
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		35	36,655
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		137	160,571
New Jersey Economic Development Authority RB, 5.38%, 1/01/43		125	133,439
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33		200	204,328
State of California GO, 7.55%, 4/01/39		250	361,313
Total Taxable Municipal Bonds — 1.2%			975,360

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.6%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		7	6,826
Series 2011-52, Class KB, 5.50%, 6/25/41		320	369,201
Series 2011-52, Class LB, 5.50%, 6/25/41		320	377,802
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		426	474,527

			1,228,356
Mortgage-Backed Securities — 0.3%
Fannie Mae Mortgage-Backed Securities:
2.23%, 2/01/35 (b)		159	168,023
2.44%, 1/01/35 (b)		36	38,396
7.00%, 1/01/31		1	1,680
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32		4	4,797
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		37	37,723
5.50%, 4/15/33-8/15/33		9	10,576
7.00%, 9/15/31-5/15/32		9	11,618

			272,813
Total U.S. Government Sponsored Agency Securities — 1.9%			1,501,169

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
3.38%, 5/15/44	USD	20	$21,950
3.13%, 8/15/44		185	193,624
3.00%, 11/15/44-5/15/45		3,090	3,161,829
U.S. Treasury Notes:
1.75%, 9/30/19		6,202	6,333,266
1.63%, 12/31/19		100	101,500
2.25%, 11/15/24		— (d)	204
2.13%, 5/15/25		1,350	1,358,121
Total U.S. Treasury Obligations — 14.0%			11,170,494
Total Long-Term Investments (Cost — $76,095,966) — 95.7%			76,055,112

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (e)(f)		1,454,585	1,454,585
Total Short-Term Securities (Cost — $1, 454,585) — 1.8%			1,454,585

Options Purchased
(Cost — $137,903) — 0.0%			21,604
Total Investments Before Options Written (Cost — $77,688,454) — 97.5%			77,531,301

Options Written
(Premiums Received — $48,747) — (0.0)%			(975)
Total Investments Net of Options Written — 97.5%			77,530,326
Other Assets Less Liabilities — 2.5%			1,996,792

Net Assets — 100.0%			$79,527,118

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Amount is less than $500.

(e)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,721,402	(5,266,817)	1,454,585	$3,570

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

      Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(9)	U.S. Treasury Bonds (30 Year)	December 2015	USD	1,416,094	$8,655
(12)	U.S. Treasury Notes (2 Year)	December 2015	USD	2,628,375	(9,562)
86	U.S. Treasury Notes (5 Year)	December 2015	USD	10,364,343	55,110
50	U.S. Treasury Notes (10 Year)	December 2015	USD	6,436,718	50,478
2	U.S. Ultra Treasury Bonds	December 2015	USD	320,813	7,300
(25)	Euro Dollar Futures	December 2016	USD	6,190,938	(12,018)
Total					$99,963

      Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	12/14/15	USD	99.00	78	$488
Euro Dollar 90-Day	Put	12/14/15	USD	98.00	78	487
Total						$975

      OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	6/09/16	USD	1,750	$20,629

      Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	12/14/15	USD	98.50	156	$(975)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	39

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.65%[1]	3-month LIBOR	10/05/15[2]	11/30/19	USD	2,600	$(43,601)
2.38%[1]	3-month LIBOR	N/A	5/14/25	USD	700	(31,074)
2.27%[1]	3-month LIBOR	N/A	5/26/25	USD	400	(13,430)
Total						$(88,105)

[1] Fund pays the fixed rate and receives the floating rate. [2] Forward swap.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(12,454)	$(610)	$ (11,844)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(17,656)	(9,336)	(8,320)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(17,947)	(3,222)	(14,725)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(14,937)	(7,237)	(7,700)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(15,198)	(7,711)	(7,487)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(55,828)	(38,185)	(17,643)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(49,189)	(38,185)	(11,004)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(53,530)	(36,876)	(16,654)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,000	(52,932)	(43,998)	(8,934)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(5,047)	4,674	(9,721)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(7,802)	(2,314)	(5,488)
Yum! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	1,000	(14,883)	(12,924)	(1,959)
Western Union Co.	1.00%	Credit Suisse International	9/20/20	USD	2,000	23,548	33,366	(9,818)
Total						$(293,855)	$(162,558)	$(131,297)

OTC Credit Default Swaps — Sold Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB	USD	780	$ 4,430	$(13,510)	$17,940
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	16,930	1,619	15,311
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	10,859	(2,557)	13,416
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	800	10,253	4,174	6,079
Total							$42,472	$(10,274)	$52,746

[1]    Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]    The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended September 30, 2015

	Calls		Puts

	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of year	1,700	$162,307	156	36,100	$751,995
Options written	1,230	25,088	—	1,230	36,720
Options closed	(2,930)	(187,395)	—	(37,330)	(739,968)

Outstanding options, end of year	—	—	156	—	$48,747

[1]	Amount shown is in the currency in which the transaction was denominated.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$121,543	—	$121,543
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	21,604	—	21,604
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$96,579	—	—	—	—	96,579

Total		—	$96,579	—	—	$143,147	—	$239,726

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$21,580	—	$21,580
Options written	Options written at value	—	—	—	—	975	—	975
Swaps — OTC	Unrealized depreciation on swaps; Swap premiums received	—	$347,962	—	—	—	—	347,962
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	88,105	—	88,105

Total		—	$347,962	—	—	$110,660	—	$458,622

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(89,876)	—	$(89,876)
Foreign currency transactions	—	—	—	$1,148	—	—	1,148
Options purchased[1]	—	—	—	—	(315,235)	—	(315,235)
Options written	—	—	—	—	437,702	—	437,702
Swaps	—	$(221,928)	—	—	(74,015)	—	(295,943)

Total	—	$(221,928)	—	$1,148	$(41,424)	—	$(262,204)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$125,294	—	$125,294
Foreign currency translations	—	—	—	$(1,436)	—	—	(1,436)
Options purchased[2]	—	—	—	—	216,186	—	216,186
Options written	—	—	—	—	(319,381)	—	(319,381)
Swaps	—	$13,086	—	—	(100,028)	—	(86,942)

Total	—	$13,086	—	$(1,436)	$(77,929)	—	$(66,279)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	41

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$15,487,340
Average notional value of contracts — short	$20,516,530
Options:
Average value of option contracts purchased	$13,658
Average value of option contracts written	$7,800
Average notional value of swaption contracts purchased	$10,412,500
Average notional value of swaption contracts written	$17,815,000
Credit default swaps:
Average notional value — buy protection	$17,864,250
Average notional value — sell protection	$3,517,500
Interest rate swaps:
Average notional value — pays fixed rate	$4,707,000
Average notional value — receives fixed rate	$350,000

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$9,064	$6,797
Options	21,6041	975
Swaps — Centrally cleared	286	—
Swaps — OTC[2]	96,579	347,962

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$127,533	$355,734
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,325)	(7,772)

Total derivative assets and liabilities subject to an MNA	$117,208	$347,962

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$13,416	$(13,416)	—	—	—
Credit Suisse International	72,910	(72,910)	—	—	—
Deutsche Bank AG	30,882	(22,685)	—	—	$8,197

Total	$117,208	$(109,011)	—	—	$8,197

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$55,828	—	—	—	$55,828
Citibank N.A.	64,200	$(13,416)	—	—	50,784
Credit Suisse International	152,317	(72,910)	—	—	79,407
Deutsche Bank AG	22,685	(22,685)	—	—	—
JPMorgan Chase Bank N.A.	52,932	—	—	—	52,932

Total	$347,962	$(109,011)	—	—	$238,951

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$520,355	—	$520,355
Corporate Bonds	—	50,797,323	—	50,797,323
Foreign Agency Obligations	—	2,046,453	—	2,046,453
Foreign Government Obligations	—	1,059,082	—	1,059,082
Non-Agency Mortgage-Backed Securities	—	201,617	—	201,617
Preferred Securities	$1,067,565	6,715,694	—	7,783,259
Taxable Municipal Bonds	—	975,360	—	975,360
U.S. Government Sponsored Agency Securities	—	1,501,169	—	1,501,169
U.S. Treasury Obligations	—	11,170,494	—	11,170,494
Short-Term Securities	1,454,585	—	—	1,454,585
Options Purchased:
Interest Rate Contracts	975	20,629	—	21,604

Total	$2,523,125	$75,008,176	—	$77,531,301

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$52,746	—	$52,746
Interest rate contracts	$121,543	—	—	121,543
Liabilities:
Credit contracts	—	(131,297)	—	(131,297)
Interest rate contracts	(22,555)	(88,105)	—	(110,660)

Total	$98,988	$(166,656)	—	$(67,668)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation

(depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$248	—	—	$248
Cash pledged for financial futures contracts	96,390	—	—	96,390
Cash pledged for centrally cleared swaps	61,600	—	—	61,600

Total	$158,238	—	—	$158,238

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	43

Schedule of Investments September 30, 2015	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM VII R Ltd., Series 2013-7RA, Class C, 3.74%, 4/24/24	USD	500	$488,002
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.89%, 4/21/25		750	710,468
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.19%, 7/15/25		250	241,161
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.66%, 1/21/26		345	341,205
Venture XXI CLO Ltd., Series 2015-21A, Class A, 1.77%, 7/15/27		360	358,380
Total Asset-Backed Securities — 0.6%			2,139,216

Common Stocks		Shares
Hotels, Restaurants & Leisure — 0.1%
Amaya, Inc. (c)		11,561	210,775

Corporate Bonds		Par (000)
Aerospace & Defense — 0.0%
Bombardier, Inc., 7.50%, 3/15/25 (a)	USD	64	48,000
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		87	88,740

			136,740
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 6/15/22 (a)		504	426,195
Airlines — 0.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	113,077
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		121	117,975
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		558	571,540
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	197,125
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		309	319,466

			1,319,183
Auto Components — 0.5%
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		270	282,825
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		765	766,147
Schaeffler Finance BV:
4.25%, 5/15/21 (a)		240	230,400
4.75%, 5/15/21 (a)		560	551,600

			1,830,972
Building Products — 0.4%
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		742	749,420
Masonite International Corp., 5.63%, 3/15/23 (a)		129	131,580
USG Corp.:
9.75%, 1/15/18		120	133,500
5.88%, 11/01/21 (a)		443	459,613

			1,474,113

Corporate Bonds		Par (000)	Value
Capital Markets — 0.1%
American Capital, Ltd., 6.50%, 9/15/18 (a)	USD	195	$201,025
Chemicals — 0.2%
Chemours Co.:
6.63%, 5/15/23 (a)		4	2,690
7.00%, 5/15/25 (a)		136	89,420
Huntsman International LLC, 5.13%, 11/15/22 (a)		876	751,170

			843,280
Commercial Services & Supplies — 0.3%
Acosta, Inc., 7.75%, 10/01/22 (a)		225	212,906
Hertz Corp.:
4.25%, 4/01/18		52	51,610
7.38%, 1/15/21		5	5,163
Laureate Education, Inc., 9.25%, 9/01/19 (a)		76	59,660
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		505	516,994

			846,333
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 (a)		400	421,000
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		265	254,236
CommScope, Inc.:
4.38%, 6/15/20 (a)		334	331,495
5.50%, 6/15/24 (a)		31	29,605
Hughes Satellite Systems Corp., 6.50%, 6/15/19		44	47,243
Plantronics, Inc., 5.50%, 5/31/23 (a)		108	108,270

			1,191,849
Computer Services — 0.0%
SunGard Data Systems, Inc., 6.63%, 11/01/19		70	72,275
Construction & Engineering — 0.2%
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)		267	100,125
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		44	39,270
Modular Space Corp., 10.25%, 1/31/19 (a)		556	386,420

			525,815
Consumer Finance — 0.3%
Ally Financial, Inc.:
4.63%, 3/30/25		700	661,500
8.00%, 11/01/31		205	237,480
Navient Corp.:
5.50%, 1/25/23		20	15,862
6.13%, 3/25/24		20	16,000
5.88%, 10/25/24		35	27,475

			958,317
Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.34%, 12/15/19 (a)(b)		915	882,975
6.00%, 6/30/21 (a)		200	191,000
4.25%, 1/15/22	EUR	100	109,506
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	USD	1,535	1,550,350
Sealed Air Corp., 5.50%, 9/15/25 (a)		130	131,950

			2,865,781

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
5.00%, 10/01/21	USD	150	$153,000
4.63%, 7/01/22		150	149,437
Altice Financing SA:
6.50%, 1/15/22 (a)		450	434,479
6.63%, 2/15/23 (a)		1,005	966,684
Altice U.S. Finance SA, 7.75%, 7/15/25 (a)		320	282,400
MSCI, Inc., 5.75%, 8/15/25 (a)		221	222,657

			2,208,657
Diversified Telecommunication Services — 1.4%
Avaya, Inc., 7.00%, 4/01/19 (a)		76	60,230
Frontier Communications Corp.:
6.88%, 1/15/25		175	138,250
11.00%, 9/15/25 (a)		531	513,743
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		110	90,750
Level 3 Financing, Inc.:
3.91%, 1/15/18 (b)		126	126,000
6.13%, 1/15/21		358	368,028
5.13%, 5/01/23 (a)		387	370,069
5.38%, 5/01/25 (a)		1,291	1,225,637
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		936	941,850
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		600	651,000
6.00%, 4/01/23 (a)		406	393,820

			4,879,377
Electric Utilities — 0.0%
Homer City Generation LP, 8.14% (8.14% Cash or 8.64% PIK), 10/01/19 (d)		57	57,155
Talen Energy Supply LLC, 6.50%, 6/01/25 (a)		110	94,600

			151,755
Electrical Equipment — 0.1%
Sensata Technologies BV, 5.00%, 10/01/25 (a)		341	320,114
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		95	99,299
5.00%, 9/01/23		43	43,313

			142,612
Energy Equipment & Services — 0.2%
Pacific Drilling SA, 5.38%, 6/01/20 (a)		51	30,090
Seventy Seven Energy, Inc., 6.50%, 7/15/22		83	32,370
Transocean, Inc.:
3.00%, 10/15/17		174	157,470
6.00%, 3/15/18		230	210,450
6.50%, 11/15/20		82	62,730
4.30%, 10/15/22		28	17,290

			510,400
Food & Staples Retailing — 0.2%
Rite Aid Corp., 6.13%, 4/01/23 (a)		661	656,043
Food Products — 0.2%
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		364	373,100
8.00%, 7/15/25 (a)		222	228,660
WhiteWave Foods Co., 5.38%, 10/01/22		64	66,400

			668,160
Health Care Equipment & Supplies — 0.3%
Alere, Inc., 6.38%, 7/01/23 (a)		159	161,385
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		793	773,175

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc., 5.25%, 7/15/22 (a)	USD	203	$205,030

			1,139,590
Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		370	364,450
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		560	572,600
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		427	409,920
ExamWorks Group, Inc., 5.63%, 4/15/23		162	164,227
HCA Holdings, Inc., 6.25%, 2/15/21		160	170,400
HCA, Inc.:
6.50%, 2/15/20		550	599,500
7.50%, 2/15/22		385	435,050
5.88%, 3/15/22		805	863,363
4.75%, 5/01/23		20	20,070
5.00%, 3/15/24		650	651,625
5.38%, 2/01/25		242	239,580
Series 1, 5.88%, 5/01/23		500	518,750
HealthSouth Corp., 5.75%, 11/01/24		69	68,137
Tenet Healthcare Corp.:
6.25%, 11/01/18		136	145,180
3.84%, 6/15/20 (a)(b)		2,215	2,199,772
6.75%, 6/15/23		468	464,490

			7,887,114
Hotels, Restaurants & Leisure — 0.6%
ARAMARK Services, Inc., 5.75%, 3/15/20		60	62,363
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		1,325	1,344,875
Boyd Gaming Corp., 6.88%, 5/15/23		420	426,300
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		205	211,663
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	67,335

			2,112,536
Household Durables — 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18		70	70,525
Shea Homes LP/Shea Homes Funding Corp.:
5.88%, 4/01/23 (a)		204	208,590
6.13%, 4/01/25 (a)		206	210,635

			489,750
Household Products — 0.3%
HRG Group, Inc., 7.88%, 7/15/19 (a)		192	199,200
Spectrum Brands, Inc.:
6.63%, 11/15/22		580	613,350
5.75%, 7/15/25 (a)		255	260,100

			1,072,650
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.88%, 1/15/24 (a)		93	95,790
5.50%, 2/01/24		215	199,950
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		81	83,698
NRG Energy, Inc., 6.25%, 7/15/22		94	85,540
NRG Yield Operating LLC, 5.38%, 8/15/24		300	263,250

			728,228
Insurance — 0.1%
CNO Financial Group, Inc., 4.50%, 5/30/20		15	15,300
Genworth Holdings, Inc., 4.80%, 2/15/24		85	63,750
HUB International Ltd., 7.88%, 10/01/21 (a)		82	78,310

			157,360

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
IT Services — 0.1%
Sabre GLBL, Inc., 5.38%, 4/15/23 (a)	USD	191	$188,135
Life Sciences Tools & Services — 0.2%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		250	215,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		570	554,325
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)		47	46,647

			815,972
Machinery — 0.4%
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(d)		200	212,000
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(d)		1,000	1,075,000

			1,287,000
Media — 3.2%
Altice Luxembourg SA:
7.75%, 5/15/22 (a)		302	274,820
7.63%, 2/15/25 (a)		200	176,625
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		1,513	1,452,480
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		291	257,535
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		315	316,575
5.13%, 2/15/23		100	92,250
5.88%, 5/01/27 (a)		55	51,013
CCO Safari II LLC, 4.91%, 7/23/25 (a)		210	208,993
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(e)(f)		76	—
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		36	34,920
Gray Television, Inc., 7.50%, 10/01/20		67	68,675
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	365,500
9.00%, 3/01/21		624	524,316
9.00%, 9/15/22		260	213,200
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	35,530
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	44,775
National CineMedia LLC, 6.00%, 4/15/22		700	707,000
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		418	422,703
6.63%, 10/15/25 (a)		436	438,180
10.88%, 10/15/25 (a)		381	384,810
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		110	106,563
Numericable-SFR SAS, 6.00%, 5/15/22 (a)		800	771,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24 (a)		43	43,591
Radio One, Inc., 7.38%, 4/15/22 (a)		110	102,300
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (a)		55	51,425
5.38%, 4/15/25 (a)		926	884,330
TEGNA, Inc., 5.13%, 10/15/19		40	40,600
Tribune Media Co., 5.88%, 7/15/22 (a)		374	362,780
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		385	384,519
Univision Communications, Inc.:
8.50%, 5/15/21 (a)		155	161,200
5.13%, 5/15/23 (a)		1,055	1,002,250
5.13%, 2/15/25 (a)		1,120	1,050,000

			11,030,458
Metals & Mining — 0.6%
Constellium NV, 4.63%, 5/15/21	EUR	100	93,862

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)	USD	55	$35,613
7.25%, 5/15/22 (a)		165	102,300
Novelis, Inc., 8.75%, 12/15/20		150	144,405
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		1,600	1,536,000

			1,912,180
Multiline Retail — 0.2%
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		62	63,575
5.75%, 3/01/23 (a)		701	727,287

			790,862
Oil, Gas & Consumable Fuels — 1.9%
Antero Resources Corp., 5.38%, 11/01/21		92	80,960
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		32	22,320
California Resources Corp.:
5.00%, 1/15/20		38	24,439
5.50%, 9/15/21		446	272,060
6.00%, 11/15/24		1,042	620,641
CONSOL Energy, Inc., 5.88%, 4/15/22		485	326,163
Denbury Resources, Inc., 5.50%, 5/01/22		40	23,800
Energy Transfer Equity LP:
7.50%, 10/15/20		237	235,815
5.88%, 1/15/24		430	387,215
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 6/15/23		189	139,505
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/01/22		105	98,543
Halcon Resources Corp., 8.63%, 2/01/20 (a)		142	118,037
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		123	104,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 6/01/25		250	229,950
MEG Energy Corp.:
6.50%, 3/15/21 (a)		583	478,060
7.00%, 3/31/24 (a)		102	81,090
Memorial Resource Development Corp., 5.88%, 7/01/22		22	20,020
NGPL PipeCo LLC, 9.63%, 6/01/19 (a)		125	118,750
Oasis Petroleum, Inc., 6.88%, 1/15/23		35	27,125
Paramount Resources Ltd., 6.88%, 6/30/23 (a)		153	131,580
Precision Drilling Corp., 5.25%, 11/15/24		165	131,175
Rockies Express Pipeline LLC, 6.85%, 7/15/18 (a)		133	133,000
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		84	73,920
RSP Permian, Inc., 6.63%, 10/01/22		125	120,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		395	366,363
5.75%, 5/15/24		1,617	1,439,130
5.63%, 3/01/25 (a)		402	354,263
Sanchez Energy Corp., 6.13%, 1/15/23		40	26,800
Seven Generations Energy Ltd., 6.75%, 5/01/23 (a)		96	82,560
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		117	112,320
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)		229	223,275
WPX Energy, Inc., 5.25%, 9/15/24		35	28,175

			6,631,604
Pharmaceuticals — 1.3%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(d)		32	32,000
Endo Finance LLC, 5.75%, 1/15/22 (a)		160	158,400

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Endo Finance LLC/Endo Finco, Inc., 7.25%, 12/15/20 (a)	USD	47	$48,880
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		399	394,013
6.00%, 2/01/25 (a)		273	265,151
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		121	115,555
5.63%, 10/15/23 (a)		339	308,490
5.50%, 4/15/25 (a)		102	90,907
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	169,923
5.38%, 3/15/20 (a)		364	353,763
6.38%, 10/15/20 (a)		85	84,522
5.50%, 3/01/23 (a)		177	168,150
5.88%, 5/15/23 (a)		1,505	1,438,216
6.13%, 4/15/25 (a)		966	920,115

			4,548,085
Real Estate Investment Trusts (REITs) — 0.6%
Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, 4/15/23 (a)		355	315,950
Crown Castle International Corp., 4.88%, 4/15/22		40	41,580
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		166	163,095
Felcor Lodging LP, 5.63%, 3/01/23		712	726,240
GEO Group, Inc.:
5.88%, 1/15/22		70	72,100
5.88%, 10/15/24		385	388,850
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		73	73,547
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (a)		142	141,290

			1,922,652
Real Estate Management & Development — 0.2%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		27	27,607
Realogy Group LLC, 7.63%, 1/15/20 (a)		565	589,013

			616,620
Road & Rail — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		286	280,280
Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology, Inc., 5.25%, 1/15/24 (a)		125	114,687
Software — 1.1%
First Data Corp.:
6.75%, 11/01/20 (a)		476	497,420
8.25%, 1/15/21 (a)		1,400	1,452,500
5.38%, 8/15/23 (a)		759	751,410
Infor U.S., Inc.:
5.75%, 8/15/20 (a)		422	419,890
6.50%, 5/15/22 (a)		461	422,967
Italics Merger Sub, Inc., 7.13%, 7/15/23 (a)		136	129,880
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (a)		158	160,765

			3,834,832
Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., 5.00%, 5/01/25		142	139,160
Thrifts & Mortgage Finance — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	192,760

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance (continued)
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)	USD	45	$45,675

			238,435
Trading Companies & Distributors — 1.2%
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		255	266,475
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		763	732,480
HD Supply, Inc.:
11.00%, 4/15/20		789	873,817
7.50%, 7/15/20		179	186,160
5.25%, 12/15/21 (a)		1,215	1,221,075
United Rentals North America, Inc.:
4.63%, 7/15/23		706	683,937
5.75%, 11/15/24		100	95,750

			4,059,694
Wireless Telecommunication Services — 0.4%
Digicel Ltd., 6.00%, 4/15/21 (a)		200	182,500
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		850	891,905
Sprint Corp.:
7.88%, 9/15/23		415	335,891
7.13%, 6/15/24		15	11,544

			1,421,840
Total Corporate Bonds — 21.9%			75,648,720

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		300	280,721
Aerospace & Defense — 0.7%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		732	731,555
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		487	404,854
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		300	302,250
TransDigm, Inc.:
Tranche C Term Loan, 3.75%, 2/28/20		546	538,124
Tranche D Term Loan, 3.75%, 6/04/21		198	194,855
Tranche E Term Loan, 3.50%, 5/16/22		302	296,619

			2,468,257
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		253	226,256
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		263	235,019
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		45	40,520
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		363	324,164

			825,959

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	47

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines — 0.3%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22	USD	723	$713,019
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		145	144,764
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.77%, 9/10/18		17	16,490
Term Loan B757-200 (N554), 1.77%, 9/10/18		17	16,490
Term Loan B757-300 (N550), 1.77%, 3/10/17		17	16,490
Term Loan B757-300 (N583), 2.39%, 3/10/17		14	13,530
Term Loan B757-300 (N584), 2.39%, 3/10/17		14	13,860
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		191	190,179

			1,124,822
Auto Components — 0.1%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		106	105,345
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		340	338,126

			443,471
Beverages — 0.2%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.75%, 11/15/21		731	727,358
Biotechnology — 0.5%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		515	511,781
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.19%, 2/27/21		1,268	1,267,270

			1,779,051
Building Products — 1.7%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		433	429,951
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,964	1,937,701
Jeld-Wen, Inc. (Onex BP Finance LP):
Initial Loan, 5.25%, 10/15/21		1,145	1,141,052
Term B-1 Loan, 5.00%, 7/01/22		412	410,101
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		867	856,415
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		921	908,577
Tranche B Term Loan, 4.00%, 10/31/19		201	198,643

			5,882,440
Capital Markets — 0.7%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		209	208,237
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 5.00%, 4/02/21		758	756,116
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		370	349,650
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		509	505,800
Initial Term Loan (Second Lien), 8.50%, 6/19/23		260	258,916
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		475	473,745

			2,552,464

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 1.5%
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19	USD	113	$112,305
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		58	58,269
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		368	331,776
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		1,043	1,033,053
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		461	403,322
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV), Term B Loan (Second Lien), 8.25%, 6/02/20		120	113,546
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		323	314,983
Kronos Worldwide, Inc., 2015 Refinancing Term Loan, 4.00%, 2/18/20		148	132,728
Macdermid, Inc. (Platform Specialty Products Co.):
Tranche B Term Loan (First Lien), 4.50%, 6/07/20		839	810,977
Tranche B-2 Term Loan, 4.75%, 6/07/20		168	162,986
Minerals Technologies, Inc., Term B-1 Loan, 3.75%, 5/10/21		296	293,516
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		300	282,000
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		481	466,583
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		389	380,321
Term Loan (Second Lien 2014), 7.75%, 9/30/21		325	302,250

			5,198,615
Commercial Services & Supplies — 2.3%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		799	786,649
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		934	920,416
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		715	705,677
Aramark Corp., U.S. Term F Loan, 3.25%, 2/24/21		582	579,547
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		365	366,591
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/02/20		48	47,520
Replacement Term Loan (First Lien), 4.25% - 5.50%, 11/01/19		119	118,271
Intertrust Group BV, Facility 2 (Second Lien), 8.00%, 4/15/22		375	374,063
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		264	213,522
KAR Auction Services, Inc., Tranche B-2 Term Loan, 3.50%, 3/11/21		117	116,642
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		112	107,916
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		178	169,998
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		496	496,458
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,950	1,909,981

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20	USD	55	$42,701
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 2/27/20		444	444,784
West Corp., Term B-10 Loan, 3.25%, 6/30/18		344	339,020

			7,739,756
Communications Equipment — 0.6%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		1,535	1,521,569
CommScope, Inc., Tranche 5 Term Loan, 3.75%, 12/29/22		210	209,563
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		264	263,675

			1,994,807
Construction & Engineering — 0.7%
Aecom Technology Corp., Term B Commitment, 3.75%, 10/15/21		463	463,489
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		510	460,033
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		398	394,517
USAGM Holdco LLC:
Delayed Draw Term Loan (First Lien), 0.00%, 7/28/22		6	6,152
Initial Loan (Second Lien), 9.50%, 7/28/23		352	347,640
Initial Term Loan (First Lien), 4.75%, 7/28/22		800	789,505

			2,461,336
Construction Materials — 0.4%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		55	54,760
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		181	180,931
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		19	18,599
Headwaters, Inc., Term B Loan, 4.50%, 3/24/22		330	330,286
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		412	409,493
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22		264	261,395

			1,255,464
Containers & Packaging — 1.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		662	658,022
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		201	198,523
Term E Loan, 3.75%, 1/06/21		232	230,012
Term Loan F, 4.00%, 9/16/22		1,506	1,502,058
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		365	363,892
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		113	113,737
Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		266	266,144

			3,332,388
Distributors — 0.3%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		348	348,104

Floating Rate Loan Interests (b)		Par (000)	Value
Distributors (continued)
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18	USD	326	$162,750
Term Loan (First Lien), 7.00%, 7/29/17		763	659,073

			1,169,927
Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75% - 5.00%, 1/30/20		1,214	1,213,952
Term B-1 Loan, 4.25% - 5.50%, 1/30/20		299	297,706
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		1,287	1,270,814
Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		2,771	2,765,116

			5,547,588
Diversified Financial Services — 0.7%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		1,205	1,200,108
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		748	746,255
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		348	348,605

			2,294,968
Diversified Telecommunication Services — 3.5%
Altice Financing SA, Term Loan, 5.50%, 7/02/19		673	671,199
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		1,467	1,145,899
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		368	366,637
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		170	169,255
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		238	236,475
Term B-1 Loan, 5.25%, 8/14/20		1,235	1,226,159
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		628	610,488
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		2,630	2,620,137
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		50	49,541
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		230	230,155
LightSquared LP, Tranche B Loan, 17.00%, 10/01/60		160	247,468
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		1,962	1,922,345
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23	GBP	270	402,698
F Facility, 3.50%, 6/30/23	USD	931	916,536
Ziggo BV:
Term Loan B1 Facility, 3.50%, 1/15/22		507	497,534
Term Loan B2, 3.50% - 3.75%, 1/15/22		331	324,968
Term Loan B3, 3.50%, 1/15/22		545	534,457

			12,171,951
Electric Utilities — 0.7%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		1,631	1,625,095
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		425	417,563

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	49

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)		Value
Electric Utilities (continued)
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.68%, 10/10/17	USD	815		$310,621

				2,353,279
Electronic Equipment, Instruments & Components — 0.4%
CPI Acquisition, Inc., Term Loan (First Lien), 6.75%, 8/17/22		660		653,400
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20		777		772,275

				1,425,675
Energy Equipment & Services — 0.2%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		1,042		610,450
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		23		7,171
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		64		53,477

				671,098
Food & Staples Retailing — 1.5%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		210		207,463
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,527		1,510,077
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		411		410,028
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25% - 7.50%, 11/14/19		828		827,805
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215		217,150
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		590		590,000
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		199		199,328
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		1,292		1,289,384

				5,251,235
Food Products — 1.2%
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		1,002		997,945
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 5.75%, 11/01/18		661		659,275
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		357		353,862
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		1,145		1,145,343
Term B Loan (Second Lien), 8.50%, 8/03/23		200		199,750
Pinnacle Foods Finance LLC, New Term Loan G, 3.00%, 4/29/20		280		279,051
Post Holdings, Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		—	(g)	208
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75%, 5/01/19		293		241,313
Term B Loan (Second Lien), 10.75%, 11/01/19		200		120,000

				3,996,747
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		466		452,481
Health Care Equipment & Supplies — 1.4%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		908		906,872

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Equipment & Supplies (continued)
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22	USD	416	$414,695
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		1,135	1,129,802
Hill-Rom Holdings, Inc., Initial Term B Loan, 2.75%, 9/08/22		703	703,031
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		679	672,955
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		926	907,934

			4,735,289
Health Care Providers & Services — 5.7%
Acadia Healthcare Co., Inc., Tranche B Term Loan, 4.25%, 2/11/22		459	461,124
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.50%, 4/29/22		778	779,995
AmSurg Corp., Initial Term Loan, 3.50%, 7/16/21		1,413	1,411,826
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		1,300	1,295,790
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loans, 3.58%, 12/31/18		582	581,281
Incremental 2019 Term G Loan, 3.75%, 12/31/19		1,528	1,525,110
Incremental 2021 Term H Loan, 4.00%, 1/27/21		2,411	2,410,744
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		856	854,990
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		2,337	2,331,088
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		1,342	1,332,848
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		365	364,139
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		151	153,857
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		1,103	1,102,077
Millennium Health LLC (FKA Millennium Laboratories LLC), Tranche B Term Loan, 5.25%, 4/16/21		389	118,146
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		729	719,144
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		464	459,619
Prestige Brands, Inc., Term B-3 Loan, 3.50% - 5.00%, 9/03/21		317	316,056
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		618	617,892
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		1,085	1,080,483
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		500	494,792
U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien), 4.25%, 7/03/19		1,092	1,088,458

			19,499,459
Health Care Technology — 0.4%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		869	864,470
MedAssets, Inc., Term B Loan, 4.00%, 12/13/19		335	332,035

			1,196,505

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure — 6.0%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21	USD	912	$895,785
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		297	295,883
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		2,627	2,613,239
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		960	953,755
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		616	615,190
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		3,463	3,220,235
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		420	419,184
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		691	688,897
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		1,032	1,029,831
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 5.00%, 1/31/20		459	458,980
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		564	561,672
Intrawest Operations Group LLC, Initial Term Loan, 4.75%, 12/09/20		652	652,492
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		2,240	2,217,680
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		1,261	1,250,290
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		156	155,808
Scientific Games International, Inc.:
Initial Term B-2 Loan, 6.00%, 10/01/21		298	293,608
Initial Term Loan, 6.00%, 10/18/20		1,339	1,320,504
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		1,913	1,908,327
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		1,101	1,095,155

			20,646,515
Household Durables — 0.2%
Jarden Corp., Tranche B2 Term Loan, 2.94%, 7/30/22		660	658,898
Household Products — 0.3%
Spectrum Brands, Inc., USD Term Loan, 3.75% - 5.25%, 6/23/22		1,155	1,158,051
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
Delayed Term Loan, 4.00%, 10/31/20		741	738,487
Term Loan (10/12), 4.00%, 10/09/19		277	276,334
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		989	985,184
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		381	315,789
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		394	385,819
Term C Loan (First Lien), 5.00%, 12/17/21		17	17,104
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		399	398,638

			3,117,355
Insurance — 1.0%
AmWINS Group LLC:
New Term Loan (First Lien), 5.25%, 9/06/19		645	646,510

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
Term Loan (Second Lien ), 9.50%, 9/04/20	USD	200	$200,000
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		743	700,987
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.), Term Loan (First Lien), 5.00%, 4/16/20		137	124,296
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		560	525,000
Initial Term Loan (First Lien), 3.75%, 3/01/21		1,286	1,264,751

			3,461,544
Internet & Catalog Retail — 0.3%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		948	944,176
Internet Software & Services — 1.0%
DealerTrack Technologies, Inc., Term Loan, 3.50%, 2/28/21		618	614,930
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		850	849,660
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		2,140	2,124,386

			3,588,976
IT Services — 1.2%
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21		734	731,175
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.00%, 2/19/19		688	685,971
Term B Loan, 4.00%, 2/19/19		855	850,917
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 9.00%, 11/11/22		477	468,796
Term B-1 Loan, 4.75%, 11/12/21		1,026	1,023,236
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		321	321,028

			4,081,123
Leisure Products — 0.1%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		374	365,042
Life Sciences Tools & Services — 1.4%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		1,669	1,636,991
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		1,869	1,845,272
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		1,435	1,423,348

			4,905,611
Machinery — 2.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		1,709	1,553,476
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	51,750
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/23/20		1,193	1,190,821
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		625	602,049
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		2,102	1,987,564
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/24/21		677	677,706

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	51

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (continued)
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20	USD	930	$920,668
Schaeffler AG (FKA named INA Beteiligungsge- sellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		327	327,000
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22		910	907,958

			8,218,992
Media — 6.6%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		821	807,075
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		446	437,021
Term Loan (Second Lien), 7.50%, 7/25/22		695	663,725
Altice France SA (Numericable-SFR SA), USD TLB-5, 4.00%, 7/29/22		500	489,750
AMC Entertainment, Inc., Initial Term Loan, 3.50%, 4/30/20		273	271,862
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		2,019	2,000,138
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H Loan, 3.25%, 8/24/21		625	621,225
Term I Loan, 3.50%, 1/24/23		3,295	3,275,098
Creative Artists Agency LLC, Amendment No. 3 Incremental Term Loan, 5.50%, 12/17/21		556	556,033
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Term Loan B, 4.00%, 9/23/22		2,060	2,046,610
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.94%, 1/30/19		2,099	1,737,001
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		1,278	1,272,686
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		460	445,340
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		108	107,396
MGOC, Inc. (FKA Media General, Inc.), Term B Loan, 4.00%, 7/31/20		175	173,263
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		951	944,453
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		823	817,081
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/28/20		1,391	1,377,948
TWCC Holding Corp., Term B-1 Loan, 5.75%, 2/11/20		905	898,885
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20		2,363	2,345,750
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21		275	269,500
WideOpenWest Finance LLC:
Replacement Term B Loan, 4.50%, 4/01/19		995	984,344
Term B-1 Loan 2013, 3.75%, 7/17/17		239	237,260

			22,779,444
Metals & Mining — 0.8%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		1,355	1,331,243

Floating Rate Loan Interests (b)		Par (000)	Value
Metals & Mining (continued)
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18	USD	1,351	$1,350,724

			2,681,967
Multiline Retail — 1.3%
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		2,477	2,477,014
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		609	517,308
Hudson’s Bay Co., Term Loan B, 3.75%, 8/12/22		1,380	1,383,864

			4,378,186
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	42,750
Oil, Gas & Consumable Fuels — 1.7%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		783	728,340
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		632	621,375
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		1,292	1,199,635
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		1,441	1,343,344
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20		122	87,136
Penn Products Terminals LLC, Tranche B Term Loan, 4.75%, 4/13/22		546	536,199
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		631	567,498
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		227	165,422
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		731	725,840

			5,974,789
Pharmaceuticals — 4.3%
Akorn, Inc., Loan, 5.50%, 4/16/21		1,002	997,375
Amneal Pharmaceuticals LLC, Term Loan B, 4.50% - 5.75%, 11/01/19		532	530,812
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		911	907,316
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		1,396	1,394,357
Concordia Healthcare Corp., Initial Term Loan, 4.75%, 4/21/22		655	653,314
Endo Luxembourg Finance Co. I S.à r.l., Term Loan B, 3.00%, 6/24/22		1,785	1,777,753
Horizon Pharma, Inc., 2015 Term Loan, 4.50%, 5/07/21		1,147	1,118,041
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		519	509,029
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		1,468	1,461,193
Sage Products Holdings III LLC, Replacement Loan (First Lien), 4.25%, 12/13/19		332	331,556
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		149	146,790
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19		140	137,678
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		857	842,926

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	USD	4,142	$4,095,266

			14,903,406
Professional Services — 2.4%
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 4.50%, 5/14/21		1,248	1,242,174
Initial Term Loan (Second Lien), 8.00%, 5/13/22		600	595,500
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		452	449,125
Koosharem LLC, Term Loan, 7.50%, 5/15/20		667	654,509
On Assignment, Inc., Initial Term B Loan, 3.75%, 6/03/22		1,179	1,177,132
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		286	286,187
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		74	73,290
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 4.50%, 6/20/22		978	973,884
Trans Union LLC, 2015 Term B-2 Loan, 3.50%, 4/09/21		2,795	2,763,351

			8,215,152
Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22		219	205,460
RHP Hotel Properties LP, Tranche B Term Loan, 3.50%, 1/15/21		183	182,322

			387,782
Real Estate Management & Development — 1.5%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		618	616,106
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), 2015-1 Additional Term Loan (First Lien), 3.25%, 11/04/21		1,370	1,354,163
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		1,770	1,760,640
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		9	8,519
Initial Term B Loan 2014, 3.75%, 3/05/20		1,555	1,550,103

			5,289,531
Road & Rail — 0.5%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		841	826,949
The Hertz Corp., Tranche B-1 Term Loan, 3.75%, 3/11/18		590	588,126
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		285	281,661

			1,696,736
Semiconductors & Semiconductor Equipment — 0.9%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		1,387	1,384,480
Freescale Semiconductor, Inc.:
Tranche B4 Term Loan, 4.25%, 2/28/20		1,105	1,103,168
Tranche B5 Term Loan, 5.00%, 1/15/21		433	432,635

			2,920,283

Floating Rate Loan Interests (b)		Par (000)	Value
Software — 4.8%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21	USD	863	$859,800
Initial Term Loan (Second Lien), 7.50%, 1/24/22		100	98,875
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		1,476	1,464,859
First Data Corp.:
2017 Second New Dollar Term Loan, 3.70%, 3/24/17		650	646,549
2018 New Dollar Term Loan, 3.70%, 3/23/18		2,793	2,767,303
2018B Second New Term Loan, 3.70%, 9/24/18		305	301,797
2021 New Dollar Term Loan, 4.00%, 3/24/21		179	178,276
New 2022 Dollar Term Loan, 3.95%, 7/08/22		700	696,325
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		1,471	1,422,055
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		1,794	1,781,298
Kronos, Inc.:
Incremental Term Loan (First Lien), 4.50%, 10/30/19		1,237	1,231,448
Initial Term Loan (Second Lien), 9.75%, 4/30/20		419	426,458
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	273,397
Initial Term Loan, 4.50%, 10/13/20		1,127	1,120,410
Sophia LP, Term Loan B, 3.75%, 9/16/22		545	543,469
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		2,202	2,203,692
SunGard Data Systems, Inc. (Solar Capital Corp.):
Tranche C Term Loan, 3.95%, 2/28/17		285	284,555
Tranche E Term Loan, 4.00%, 3/08/20		100	100,088
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		129	128,057

			16,528,711
Specialty Retail — 2.2%
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		545	544,593
Term B Loan, 3.75%, 1/28/20		561	559,454
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		1,592	1,542,629
Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		1,261	1,232,495
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%, 8/19/22		1,670	1,665,407
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		583	581,794
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		1,551	1,547,080

			7,673,452
Technology Hardware, Storage & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		506	500,721
Trading Companies & Distributors — 1.5%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		741	734,583

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	53

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (continued)
Beacon Roofing Supply (Beacon Sales Acquisition), Term Loan B, 3.00%, 9/23/22	USD	395	$393,847
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		549	534,633
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		2,260	2,249,265
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 4.75%, 11/08/19		96	93,926
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		599	589,966
Initial Term Loan (Second Lien), 7.75%, 7/31/22		540	513,902

			5,110,122
Wireless Telecommunication Services — 0.3%
SBA Senior Finance II LLC:
Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		193	190,297
Incremental Tranche B-2 Term Loan, 3.25%, 6/10/22		813	800,597

			990,894
Total Floating Rate Loan Interests — 72.6%			250,053,320

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		327	330,168

Preferred Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.5%
Amaya, Inc., 0.00% (c)	1,942	$1,696,067
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15, cost $46,644), 0.00% (c)(h)	46,644	47,115
Total Preferred Securities — 0.5%		1,743,182
Total Long-Term Investments
(Cost — $339,031,872) — 95.8%		330,125,381

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (i)(j)	24,806,596	24,806,596
Total Short-Term Securities
(Cost — $24,806,596) — 7.2%		24,806,596
Total Investments
(Cost — $363,838,468) — 103.0%		354,931,977
Liabilities in Excess of Other Assets — (3.0)%		(10,422,618)

Net Assets — 100.0%		$344,509,359

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Zero-coupon bond.

(g)	Amount is less than $500.

(h)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $47,115 and an original cost of $46,644 which was less than 0.05% of its net assets.

(i)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	17,011,354	7,795,242	24,806,596	$17,186

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,579,679	CAD	3,331,000	Westpac Banking Corp.	10/20/15	$83,875
USD	184,315	EUR	167,000	UBS AG	10/20/15	(2,349)
USD	378,065	GBP	243,000	HSBC Bank PLC	10/20/15	10,504
Total						$92,030

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forwards foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$94,379	—	—	$94,379

Liabilities — Derivative Financial Instruments
Forwards foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 2,349	—	—	$2,349

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(381,826)	—	$(381,826)
Foreign currency transactions	—	—	—	$571,091	—	—	571,091
Swaps	—	$(240,558)	—	—	—	—	(240,558)

Total	—	$(240,558)	—	$571,091	$(381,826)	—	$(51,293)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(61,119)	—	$(61,119)
Foreign currency translations	—	—	—	$(37,463)	—	—	(37,463)
Swaps	—	$ 100,964	—	—	—	—	100,964

Total	—	$ 100,964	—	$(37,463)	$(61,119)	—	$2,382

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$2,440,840
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,481,752
Average amounts sold — in USD	$14,423

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	55

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$94,379	$2,349

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$10,504	—	—	—	$10,504
Westpac Banking Corp	83,875	—	—	—	83,875

Total	$94,379	—	—	—	$94,379

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
UBS AG	$2,349	—	—	—	$2,349

[1]  Net amount represents the net amount receivable from the counterparty in the event of default.

[2]  Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,780,836	$358,380	$2,139,216
Common Stocks	—	210,775	—	210,775
Corporate Bonds	—	75,648,720	—	75,648,720
Floating Rate Loan Interests	—	241,821,836	8,231,484	250,053,320
Non-Agency Mortgage-Backed Securities	—	330,168	—	330,168
Preferred Securities	—	—	1,743,182	1,743,182
Short-Term Securities	$24,806,596	—	—	24,806,596
Liabilities:
Investments:
Unfunded floating rate loan interests[1]	—	(217)	—	(217)

Total	$24,806,596	$319,792,118	$10,333,046	$354,931,760

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$94,379	—	$94,379
Liabilities:
Foreign currency exchange contracts	—	(2,349)	—	(2,349)

Total	—	$92,030	—	$92,030

[1]    Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$30,245	—	—	$30,245
Foreign currency at value	4,723	—	—	4,723

Total	$34,968	—	—	$34,968

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of September 30, 2014	—	$12,454,900	$2,429,694	$14,884,594
Transfers into Level 3	—	1,650,560	—	1,650,560
Transfers out of Level 3[2]	—	(6,278,010)	—	(6,278,010)
Accrued discounts/premiums	$4	12,950	—	12,954
Net realized gain (loss)	—	(66,096)	—	(66,096)
Net change in unrealized appreciation (depreciation)[3,4]	(1,418)	(301,535)	(733,156)	(1,036,109)
Purchases	359,794	6,381,625	46,644	6,788,063
Sales	—	(5,622,910)		(5,622,910)

Closing Balance, as of September 30, 2015	$358,380	$8,231,484	$1,743,182	$10,333,046

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[3]	$(1,418)	$(314,639)	$(733,156)	$(1,049,213)

[2]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $6,278,010 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	57

Schedule of Investments September 30, 2015	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.86%, 5/20/26 (a)(b)	USD	4,500	$4,500,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.42%, 8/15/25 (a)(b)		5,800	5,714,663
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		13	13,919
OCP CLO Ltd., Series 2012-2A, Class A2, 1.81%, 11/22/23 (a)(b)		7,300	7,290,795
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.40%, 4/20/25 (a)(b)		4,500	4,432,500
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.61%, 2/17/32 (a)(b)		4,500	4,456,518
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		2,200	2,175,499
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.46%, 5/17/32 (a)(b)		1,800	1,773,722
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.79%, 4/20/26 (a)(b)		4,100	4,091,800
Total Asset-Backed Securities — 4.2%			34,449,416

Corporate Bonds
Banks — 10.0%
Bank of Nova Scotia, 1.75%, 3/22/17 (a)		5,601	5,662,807
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		20,800	20,945,038
Toronto-Dominion Bank:
1.63%, 9/14/16 (a)		34,825	35,080,023
1.50%, 3/13/17 (a)		19,399	19,528,294
Total Corporate Bonds — 10.0%			81,216,162

Foreign Government Obligations
Germany — 0.4%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	3,055	3,616,391
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	35,000	2,333,126
Total Foreign Government Obligations — 0.7%			5,949,517

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.9%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	3,620	3,779,433
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.70%, 7/05/33 (a)(b)		6,500	6,488,372
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		3,950	4,145,920
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.51%, 12/15/16 (a)(b)		9,200	9,189,070

			23,602,795

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 2.7%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.65%, 3/10/46 (b)	USD	32,223	$2,345,073
Series 2014-CR14, Class XA, 1.02%, 2/10/47 (b)		12,325	532,360
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)		21,329	1,376,478
Series 2015-CR24, Class XA, 1.04%, 8/10/55 (b)		11,391	720,049
Series 2015-CR25, Class XA, 1.13%, 8/10/48 (b)		21,388	1,500,813
Series 2015-LC21, Class XA, 1.03%, 7/10/48 (b)		69,860	3,808,214
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.33%, 2/10/48 (b)		32,113	2,417,408
Series 2015-LC19, Class XA, 1.38%, 2/10/48 (b)		14,342	1,209,609
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		34,974	1,604,607
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		29,200	1,279,836
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		14,700	1,102,353
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.12%, 4/15/50 (b)		20,147	1,301,956
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		210,598	1,100,584
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.81%, 5/25/36 (a)(b)		639	6,229
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, 1.18%, 9/15/58 (b)		9,493	693,389
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		13,940	1,052,712

			22,051,670
Total Non-Agency Mortgage-Backed Securities — 5.6%			45,654,465

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		26	25,281

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.6%
Federal Home Loan Bank, 4.00%, 4/10/28		4,100	4,597,970
Freddie Mac:
1.25%, 1/30/18		16,850	16,862,098
6.25%, 7/15/32		17,000	24,017,175

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations (continued)
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16	USD	24	$24,451
Series 1996-20J, 7.20%, 10/01/16		42	43,290
Series 1998-20J, Class 1, 5.50%, 10/01/18		140	145,774

			45,690,758
Collateralized Mortgage Obligations — 0.9%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		68	69,215
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,563,263
Ginnie Mae, Series 2014-107, Class WX, 6.84%, 7/20/39 (b)		2,989	3,539,078

			7,171,556
Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac, Series K043, Class A2, 3.06%, 12/25/24		4,200	4,326,836
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 413, Class C31, 4.00%, 5/25/40		1,004	180,269
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		28,262	1,215,615
Series K718, Class X1, 0.65%, 1/25/22 (b)		20,816	745,140
Ginnie Mae:
Series 2005-9, Class IO, 0.53%, 1/16/45 (b)		12,242	265,513
Series 2005-50, Class IO, 0.54%, 6/16/45 (b)		4,863	46,148
Series 2006-30, Class IO, 1.55%, 5/16/46 (b)		3,826	269,784

			2,542,200
Mortgage-Backed Securities — 91.1%
Fannie Mae Mortgage-Backed Securities:
2.22%, 10/01/42 (b)		1,199	1,238,110
2.50%, 4/01/30-10/01/30 (c)		8,258	8,425,607
3.00%, 5/01/29-10/01/45 (c)		112,344	115,059,635
3.16%, 12/01/40 (b)		937	988,777
3.35%, 6/01/41 (b)		1,378	1,460,614
3.50%, 11/01/28-10/01/45 (c)		106,936	112,150,629
3.52%, 9/01/41 (b)		1,059	1,123,299
4.00%, 1/01/25-10/01/45 (c)		61,507	65,906,202
4.50%, 2/01/25-10/01/45 (c)		30,573	33,148,036
5.00%, 11/01/32-10/01/45 (c)		31,200	34,424,479
5.50%, 2/01/35-10/01/45 (c)		11,623	13,039,332
6.00%, 5/01/33-10/01/45 (c)		10,055	11,391,020
6.50%, 5/01/40		2,977	3,401,261
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-10/01/30 (c)		7,182	7,326,115
2.91%, 6/01/42 (b)		925	967,144
3.00%, 1/01/30-10/01/45 (c)		26,273	26,789,325
3.50%, 10/01/30-10/01/45 (c)		45,785	47,748,641
4.00%, 10/01/30-10/01/45 (c)		38,987	41,515,207
4.50%, 2/01/39-10/01/45 (c)		12,647	13,727,354
5.00%, 7/01/35-10/01/45 (c)		9,147	10,083,496
5.50%, 6/01/41-10/01/45 (c)		5,925	6,563,513
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-10/15/45 (c)		30,575	31,222,112
3.50%, 2/15/42-10/15/45 (c)		83,064	87,081,799
4.00%, 9/20/40-10/15/45 (c)		35,600	37,975,800

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
4.50%, 12/20/39-2/15/42	USD	17,663		$19,186,619
5.00%, 12/15/38-10/15/45 (c)		8,473		9,397,530
7.00%, 6/15/23-3/15/24		—	(d)	211

				741,341,867
Total U.S. Government Sponsored Agency Securities — 98.4%				801,253,486

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.50%, 11/15/24		5,162		7,549,828
6.63%, 2/15/27		7,178		10,438,944
4.75%, 2/15/37		2,681		3,635,339
4.63%, 2/15/40		18,974		25,214,169
2.88%, 8/15/45		29,459		29,444,018
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		21,954		21,042,108
U.S. Treasury Notes:
0.38%, 2/15/16 (e)		100,646		100,749,565
0.63%, 9/30/17		43,290		43,269,697
1.88%, 9/30/17-8/31/22 (e)		90,497		91,862,443
1.00%, 9/15/18		80,629		80,813,802
1.38%, 8/31/20-9/30/20		68,818		68,846,007
3.63%, 2/15/21 (e)		44,833		49,743,020
2.00%, 2/15/22-8/15/25		19,212		19,251,643
Total U.S. Treasury Obligations — 67.8%				551,860,583
Total Long-Term Investments (Cost — $1,514,651,364) — 186.7%				$1,520,408,910

		Shares
Money Market Funds — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (f)(g)		6,093,315		6,093,315
Total Short-Term Securities (Cost — $6,093,315) — 0.8%				6,093,315

Options Purchased
(Cost — $158,602) — 0.0%				79,906
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,520,903,281) — 187.5%				1,526,582,131

TBA Sale Commitments (c)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/30	USD	1,630		(1,661,734)
3.00%, 10/01/30-10/01/45		85,884		(87,667,993)
3.50%, 10/01/30-10/01/45		73,101		(76,470,814)
4.00%, 10/01/30-10/01/45		49,447		(52,671,703)
4.50%, 10/01/30-10/01/45		20,200		(21,802,181)
5.00%, 10/01/45		700		(771,271)
5.50%, 10/01/45		7,000		(7,816,130)
6.00%, 10/01/45		4,400		(4,963,340)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

TBA Sale Commitments (c)		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/45	USD	9,400	$(9,496,426)
3.50%, 10/01/45		29,692	(30,893,600)
4.00%, 10/01/45		18,500	(19,693,318)
4.50%, 10/01/45		3,767	(4,076,600)
5.00%, 10/01/45		3,600	(3,942,985)
5.50%, 10/01/45		1,400	(1,552,141)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/45		4,524	(4,616,513)
3.50%, 10/15/45		23,340	(24,450,161)
4.00%, 10/15/45		9,817	(10,459,134)
4.50%, 10/15/45		6,776	(7,339,845)
5.00%, 10/15/45		1,700	(1,840,516)
Total TBA Sale Commitments (Proceeds — $370,519,917) — (45.7)%			(372,186,405)

Options Written	Value
(Premiums Received — $1,088,309) — (0.2)%	$(1,384,369)
Total Investments Net of TBA Sale Commitments and Options Written — 141.6%	1,153,011,357
Liabilities in Excess of Other Assets — (41.6)%	(338,758,818)

Net Assets — 100.0%	$814,252,539

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. As of September 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(3,986,114)	$5,870
BNP Paribas Securities Corp.	$(1,603,252)	$(9,756)
Citigroup Global Markets, Inc.	$(16,564,776)	$(92,787)
Credit Suisse Securities (USA) LLC	$(20,180,697)	$(110,147)
Deutsche Bank Securities, Inc.	$(333,810)	$(2,310)
Goldman Sachs & Co.	$68,426,976	$568,928
J.P. Morgan Securities LLC	$(10,046,536)	$(4,700)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$15,112,982	$138,955
Morgan Stanley & Co. LLC	$(36,688,643)	$(146,100)
Nomura Securities International, Inc.	$(17,837,222)	$(114,572)
RBC Capital Markets, LLC	$(6,015,730)	$(36,348)
SG Americas Securities LLC	$(212)	$6
Wells Fargo Securities, LLC	$(4,842,867)	$18,237

(d)	Amount is less than $500.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,319,883	1,773,432	6,093,315	$7,386	$1,305

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.15%	3/05/15	Open	$16,575,000	$16,592,321

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.33%	6/10/15	Open	$ 8,830,000	$ 8,834,670
BNP Paribas Securities Corp.	0.27%	9/24/15	Open	45,225,000	45,226,319
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.08%	9/25/15	Open	100,125,000	100,126,168
J.P. Morgan Securities LLC	0.15%	9/30/15	10/01/15	45,109,500	45,109,688
J.P. Morgan Securities LLC	0.26%	9/30/15	10/01/15	58,072,500	58,072,919
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.27%	9/30/15	10/01/15	29,458,600	29,458,821
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.20%	9/30/15	10/01/15	69,403,000	69,403,386
Total				$372,798,600	$372,824,292

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(325)	Euro Dollar Futures	December 2015	USD	80,912,813	$ (116,255)
(26)	Euro-Bund	December 2015	USD	4,537,718	(82,621)
(92)	U.S. Treasury Bonds (30 Year)	December 2015	USD	14,475,625	(179,781)
(113)	U.S. Treasury Notes (2 Year)	December 2015	USD	24,750,531	(13,847)
(321)	U.S. Treasury Notes (5 Year)	December 2015	USD	38,685,516	(303,838)
(414)	U.S. Treasury Notes (10 Year)	December 2015	USD	53,296,031	(295,547)
3	U.S. Ultra Treasury Bonds	December 2015	USD	481,219	(25)
174	Euro Dollar Futures	September 2016	USD	43,156,350	47,850
(467)	Euro Dollar Futures	December 2016	USD	115,646,712	(250,019)
Total					$(1,194,083)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	183,926,203	USD	59,333	Credit Suisse International	10/01/15	$ 225
COP	367,926,010	USD	118,667	Goldman Sachs International	10/01/15	474
EUR	98,000	USD	109,050	Goldman Sachs International	10/01/15	457
USD	59,000	COP	176,563,400	Credit Suisse International	10/01/15	1,826
USD	119,000	COP	371,185,990	Credit Suisse International	10/01/15	(1,196)
BRL	448,916	USD	118,393	BNP Paribas S.A.	10/02/15	(5,240)
BRL	834,738	USD	215,000	BNP Paribas S.A.	10/02/15	(4,597)
BRL	151,597	USD	39,556	Goldman Sachs International	10/02/15	(1,344)
BRL	389,363	USD	102,607	Goldman Sachs International	10/02/15	(4,465)
BRL	425,260	USD	110,000	Goldman Sachs International	10/02/15	(2,809)
BRL	637,093	USD	165,000	Goldman Sachs International	10/02/15	(4,415)
BRL	529,273	USD	138,444	JPMorgan Chase Bank N.A.	10/02/15	(5,036)
BRL	567,750	USD	147,200	Morgan Stanley & Co. International PLC	10/02/15	(4,093)
BRL	301,780	USD	79,000	Royal Bank of Scotland PLC	10/02/15	(2,934)
BRL	301,899	USD	79,000	Royal Bank of Scotland PLC	10/02/15	(2,904)
BRL	611,144	USD	158,000	UBS AG	10/02/15	(3,956)
MXN	1,676,516	USD	99,000	Deutsche Bank AG	10/02/15	156
MXN	2,036,826	USD	118,800	Deutsche Bank AG	10/02/15	1,666
MXN	10,153,301	USD	594,000	Deutsche Bank AG	10/02/15	6,508

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	61

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,673,922	USD	99,000	JPMorgan Chase Bank N.A.	10/02/15	$ 3
MXN	1,663,507	USD	99,000	UBS AG	10/02/15	(613)
USD	25,000	BRL	92,287	BNP Paribas S.A.	10/02/15	1,738
USD	79,000	BRL	285,348	Deutsche Bank AG	10/02/15	7,076
USD	79,000	BRL	285,032	Goldman Sachs International	10/02/15	7,155
USD	99,000	BRL	363,825	Goldman Sachs International	10/02/15	7,295
USD	118,500	BRL	453,180	Goldman Sachs International	10/02/15	4,272
USD	594,000	BRL	2,176,357	Goldman Sachs International	10/02/15	45,430
USD	59,400	BRL	217,731	Morgan Stanley & Co. International PLC	10/02/15	4,519
USD	80,000	BRL	301,480	Morgan Stanley & Co. International PLC	10/02/15	4,009
USD	118,800	BRL	436,899	Morgan Stanley & Co. International PLC	10/02/15	8,676
USD	39,500	BRL	150,594	UBS AG	10/02/15	1,542
USD	60,000	BRL	231,270	UBS AG	10/02/15	1,706
USD	139,000	MXN	2,342,706	Bank of America N.A.	10/02/15	443
USD	92,800	MXN	1,525,443	Goldman Sachs International	10/02/15	2,579
USD	119,000	MXN	1,993,179	JPMorgan Chase Bank N.A.	10/02/15	1,115
USD	160,000	MXN	2,693,440	JPMorgan Chase Bank N.A.	10/02/15	699
USD	99,000	MXN	1,668,538	Morgan Stanley & Co. International PLC	10/02/15	316
USD	120,000	MXN	2,016,408	Morgan Stanley & Co. International PLC	10/02/15	741
USD	120,000	MXN	1,968,300	UBS AG	10/02/15	3,587
USD	160,000	MXN	2,686,739	UBS AG	10/02/15	1,095
USD	124,000	ZAR	1,706,272	BNP Paribas S.A.	10/06/15	1,010
USD	124,000	ZAR	1,708,385	BNP Paribas S.A.	10/06/15	858
ZAR	1,030,964	USD	74,400	BNP Paribas S.A.	10/06/15	(87)
ZAR	2,061,912	USD	150,000	Citibank N.A.	10/06/15	(1,375)
ZAR	325,944	USD	23,600	Credit Suisse International	10/06/15	(106)
MYR	256,062	USD	60,000	JPMorgan Chase Bank N.A.	10/08/15	(1,781)
USD	60,000	MYR	257,100	Deutsche Bank AG	10/08/15	1,545
CLP	55,134,400	USD	80,000	Credit Suisse International	10/13/15	(886)
COP	125,711,600	USD	40,000	Credit Suisse International	10/13/15	650
COP	60,920,000	USD	20,000	Royal Bank of Scotland PLC	10/13/15	(301)
USD	80,000	CLP	54,208,560	BNP Paribas S.A.	10/13/15	2,214
USD	20,000	COP	61,132,800	Credit Suisse International	10/13/15	232
USD	40,000	COP	119,908,000	Credit Suisse International	10/13/15	1,227
MXN	2,745,333	USD	164,000	Morgan Stanley & Co. International PLC	10/14/15	(1,800)
MXN	6,070,869	USD	360,900	Morgan Stanley & Co. International PLC	10/14/15	(2,220)
USD	71,900	MXN	1,229,397	Goldman Sachs International	10/14/15	(735)
USD	73,000	MXN	1,230,503	Goldman Sachs International	10/14/15	299
USD	95,000	MXN	1,577,272	Goldman Sachs International	10/14/15	1,811
USD	76,000	MXN	1,256,630	UBS AG	10/14/15	1,756
USD	95,000	MXN	1,592,458	UBS AG	10/14/15	914
USD	114,000	MXN	1,921,939	UBS AG	10/14/15	448
USD	80,000	ZAR	1,121,756	BNP Paribas S.A.	10/14/15	(743)
USD	80,000	ZAR	1,126,928	Citibank N.A.	10/14/15	(1,115)
ZAR	559,369	USD	40,000	Citibank N.A.	10/14/15	263
ZAR	1,668,924	USD	120,000	Morgan Stanley & Co. International PLC	10/14/15	128
MXN	1,957,608	USD	114,000	Bank of America N.A.	10/15/15	1,650
MXN	965,217	USD	57,000	Goldman Sachs International	10/15/15	22
MXN	1,017,829	USD	60,000	Goldman Sachs International	10/15/15	130

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,286,528	USD	76,000	Goldman Sachs International	10/15/15	$ 4
MXN	357,886	USD	21,000	JPMorgan Chase Bank N.A.	10/15/15	143
MXN	1,930,590	USD	114,000	UBS AG	10/15/15	54
MYR	285,189	USD	66,000	JPMorgan Chase Bank N.A.	10/15/15	(1,191)
USD	118,000	MXN	2,020,261	Barclays Bank PLC	10/15/15	(1,351)
USD	57,000	MXN	983,991	Deutsche Bank AG	10/15/15	(1,131)
USD	79,000	MXN	1,346,561	Goldman Sachs International	10/15/15	(551)
USD	57,000	MXN	983,798	JPMorgan Chase Bank N.A.	10/15/15	(1,120)
USD	114,000	MXN	1,884,819	UBS AG	10/15/15	2,650
COP	140,812,000	USD	47,000	Deutsche Bank AG	10/19/15	(1,500)
TRY	358,481	USD	117,400	Credit Suisse International	10/19/15	343
TRY	365,520	USD	120,000	Deutsche Bank AG	10/19/15	55
TRY	304,810	USD	100,000	JPMorgan Chase Bank N.A.	10/19/15	115
USD	47,000	COP	143,726,940	Credit Suisse International	10/19/15	558
USD	59,400	TRY	181,865	BNP Paribas S.A.	10/19/15	(334)
USD	80,000	TRY	247,254	BNP Paribas S.A.	10/19/15	(1,211)
USD	99,000	TRY	298,945	BNP Paribas S.A.	10/19/15	811
USD	99,000	TRY	302,558	Deutsche Bank AG	10/19/15	(375)
USD	2,854,117	EUR	2,586,000	UBS AG	10/20/15	(36,367)
USD	2,431,243	MXN	38,737,000	BNP Paribas S.A.	10/20/15	143,774
CLP	40,447,013	USD	59,250	BNP Paribas S.A.	10/21/15	(1,255)
IDR	1,709,820,000	USD	118,000	BNP Paribas S.A.	10/21/15	(2,257)
USD	59,250	CLP	40,073,145	BNP Paribas S.A.	10/21/15	1,792
USD	59,000	IDR	870,545,000	Morgan Stanley & Co. International PLC	10/21/15	70
EUR	118,000	USD	131,857	UBS AG	10/22/15	41
USD	134,042	EUR	118,000	Goldman Sachs International	10/22/15	2,144
USD	39,820	KRW	47,026,013	JPMorgan Chase Bank N.A.	10/23/15	180
CLP	109,820,744	USD	158,000	BNP Paribas S.A.	10/26/15	(610)
USD	79,000	CLP	56,194,675	BNP Paribas S.A.	10/26/15	(1,536)
USD	79,000	CLP	55,595,460	Credit Suisse International	10/26/15	(677)
USD	100,000	KRW	119,600,000	Standard Chartered Bank	10/26/15	(803)
USD	93,000	MYR	401,927	Deutsche Bank AG	10/26/15	1,735
USD	99,000	ZAR	1,361,745	BNP Paribas S.A.	10/28/15	1,225
USD	99,200	ZAR	1,381,674	Credit Suisse International	10/28/15	(6)
USD	125,000	ZAR	1,721,500	JPMorgan Chase Bank N.A.	10/28/15	1,394
ZAR	1,347,160	USD	99,000	BNP Paribas S.A.	10/28/15	(2,272)
ZAR	2,073,000	USD	150,000	BNP Paribas S.A.	10/28/15	(1,156)
ZAR	1,028,635	USD	74,200	Credit Suisse International	10/28/15	(343)
IDR	879,100,000	USD	59,000	BNP Paribas S.A.	10/29/15	322
JPY	14,105,425	USD	118,000	Credit Suisse International	10/29/15	(378)
USD	118,000	JPY	14,272,218	Royal Bank of Scotland PLC	10/29/15	(1,012)
MXN	11,795,653	USD	691,500	Citibank N.A.	11/30/15	2,795
MXN	11,796,137	USD	691,500	Citibank N.A.	11/30/15	2,824
MXN	23,603,822	USD	1,383,667	Deutsche Bank AG	11/30/15	5,661
MXN	23,591,052	USD	1,383,333	Goldman Sachs International	11/30/15	5,242
USD	4,150,000	MXN	69,935,800	Morgan Stanley & Co. International PLC	11/30/15	33,559
GBP	1,360,000	USD	2,069,318	UBS AG	12/16/15	(12,622)
GBP	1,360,000	USD	2,069,318	UBS AG	12/16/15	(12,622)
MXN	70,014,650	USD	4,150,000	Morgan Stanley & Co. International PLC	12/16/15	(34,293)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	63

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,943,345	AUD	5,655,000	Bank of America N.A.	12/16/15	$ (9,239)
USD	4,218,530	GBP	2,720,000	Goldman Sachs International	12/16/15	105,139
USD	720,000	MXN	11,896,700	Credit Suisse International	12/16/15	20,670
USD	935,000	MXN	15,793,106	JPMorgan Chase Bank N.A.	12/16/15	6,626
USD	2,495,000	MXN	41,404,927	Morgan Stanley & Co. International PLC	12/16/15	61,073
TRY	2,310,000	USD	881,309	Deutsche Bank AG	2/02/16	(146,931)
TRY	3,090,000	USD	1,180,155	Deutsche Bank AG	2/02/16	(197,805)
USD	260,505	TRY	739,028	Deutsche Bank AG	2/02/16	25,559
USD	1,642,691	TRY	4,660,972	Deutsche Bank AG	2/02/16	160,908
Total						$ 192,232

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank PLC	10/09/15	JPY	121.50	USD	294	$563
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	4,115	31,159
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	4,120	31,196
Total								$62,918

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Barclays Bank PLC	Put	3.05%	Pay	3-month LIBOR	11/27/15	USD	6,300	$16,988

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Pay	3-month LIBOR	1/21/16	USD	10,000	$(194,460)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	8,700	(1,030,662)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/21/16	USD	10,000	(40,727)
10-Year Interest Rate Swap	Citibank N.A.	Put	2.70%	Receive	3-month LIBOR	3/21/16	USD	1,000	(5,118)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	8,700	(10,772)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	1,200	(25,134)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	1,200	(25,134)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-month LIBOR	1/30/17	USD	2,500	(52,362)
Total									$(1,384,369)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	43,005	$(265,653)
1.50%[1]	3-month LIBOR	N/A	2/28/19	USD	27,100	(411,183)
1.95%[3]	3-month LIBOR	9/05/17[2]	9/05/19	USD	42,510	263,027
1.89%[3]	3-month LIBOR	9/15/17[2]	9/15/19	USD	21,235	100,883
1.60%[3]	3-month LIBOR	10/05/15[2]	11/30/19	USD	27,100	398,657
2.56%[3]	3-month LIBOR	N/A	6/30/25	USD	1,200	70,302

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.36%[3]	3-month LIBOR	N/A	7/28/25	USD	250	$ 9,422
2.32%[3]	3-month LIBOR	N/A	7/29/25	USD	250	8,364
2.31%[3]	3-month LIBOR	N/A	7/29/25	USD	250	8,142
2.30%[3]	3-month LIBOR	N/A	8/04/25	USD	250	7,622
2.29%[3]	3-month LIBOR	N/A	8/04/25	USD	250	7,611
2.26%[3]	3-month LIBOR	N/A	8/06/25	USD	500	13,381
2.26%[1]	3-month LIBOR	N/A	8/20/25	USD	278	(7,188)
2.26%[1]	3-month LIBOR	N/A	8/20/25	USD	69	(1,810)
2.16%[3]	3-month LIBOR	N/A	8/25/25	USD	1,000	15,929
2.16%[3]	3-month LIBOR	N/A	8/25/25	USD	500	8,291
2.16%[3]	3-month LIBOR	N/A	8/25/25	USD	500	8,198
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	500	6,798
2.12%[3]	3-month LIBOR	N/A	8/25/25	USD	500	6,402
2.12%[3]	3-month LIBOR	N/A	8/25/25	USD	500	6,145
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	130	1,774
2.05%[3]	3-month LIBOR	N/A	8/26/25	USD	500	3,171
2.03%[3]	3-month LIBOR	N/A	8/26/25	USD	500	2,051
2.21%[1]	3-month LIBOR	N/A	8/28/25	USD	500	(10,413)
2.24%[1]	3-month LIBOR	N/A	8/28/25	USD	500	(12,087)
2.31%[1]	3-month LIBOR	N/A	9/18/25	USD	500	(14,586)
2.30%[1]	3-month LIBOR	N/A	9/21/25	USD	500	(13,920)
2.20%[3]	3-month LIBOR	N/A	9/23/25	USD	250	4,579
2.20%[3]	3-month LIBOR	N/A	9/23/25	USD	250	4,556
2.17%[3]	3-month LIBOR	N/A	9/25/25	USD	125	1,919
2.17%[3]	3-month LIBOR	N/A	9/25/25	USD	125	1,907
2.17%[3]	3-month LIBOR	N/A	9/25/25	USD	125	1,890
2.17%[3]	3-month LIBOR	N/A	9/25/25	USD	125	1,861
2.12%[3]	3-month LIBOR	N/A	9/28/25	USD	500	5,407
2.13%[3]	3-month LIBOR	N/A	9/28/25	USD	250	2,913
2.13%[3]	3-month LIBOR	N/A	9/28/25	USD	250	2,890
2.71%[1]	3-month LIBOR	9/05/17[2]	9/05/27	USD	9,520	(224,993)
2.67%[1]	3-month LIBOR	9/15/17[2]	9/15/27	USD	4,780	(92,266)
2.99%[1]	3-month LIBOR	N/A	5/15/40	USD	5,100	(552,881)
3.04%[3]	3-month LIBOR	9/30/15[2]	2/15/41	USD	2,550	275,840
2.86%[3]	3-month LIBOR	9/30/15[2]	2/15/41	USD	2,550	185,252
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	1,225	27,101
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	1,220	24,102
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	2,350	170,551
Total						$ 49,958

1 Fund pays the fixed rate and receives the floating rate.

2 Forward swap.

3 Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	5,716	$(998)	$(29)	$ (969)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	2,021	515	10	505
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	2,021	515	10	505
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	7,502	2,006	36	1,970
Total						$2,038	$ 27	$2,011

1 Fund pays the floating rate and receives the fixed rate.

2 Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	65

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Total Return Swaps

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	214	$(1,984)	$ 101	$ (2,085)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/41	USD	214	1,983	2,835	(852)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup Global Markets, Inc.	1/12/41	USD	148	(1,660)	(253)	(1,407)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	432	4,839	(192)	5,031
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	432	4,839	27	4,812
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	432	4,839	406	4,433
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	431	(4,832)	1,000	(5,832)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	400	(4,487)	(562)	(3,925)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	217	2,434	352	2,082
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	208	(2,333)	(20)	(2,313)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	216	(2,416)	(1,522)	(894)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	216	(2,417)	(67)	(2,350)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	208	(2,337)	(209)	(2,128)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/41	USD	220	2,465	(47)	2,512
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/41	USD	220	2,465	780	1,685
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	J.P. Morgan Securities LLC	1/12/41	USD	264	2,965	856	2,109
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	801	(8,976)	1,732	(10,708)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	911	8,248	(1,971)	10,219

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	459	$4,155	$1,567	$2,588
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	459	4,156	2,914	1,242
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	451	4,085	(867)	4,952
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	451	4,085	(346)	4,431
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/45	USD	459	4,156	2,335	1,821
Total						$24,272	$8,849	$15,423

1 Fund pays the floating rate and receives the total return of the reference entity.

2 Fund pays the total return of the reference entity and receives the floating rate.

Transactions in Options Written for the Year Ended September 30, 2015

	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	298	108,305	$3,349,478	54	127,568	$3,747,628
Options written	298	109,906	1,766,902	2,769	135,206	2,312,162
Options exercised	—	(33,000)	(873,850)	—	(5,263)	(43,541)
Options expired	(552)	(5,000)	(113,150)	(76)	(42,000)	(969,816)
Options closed	(44)	(161,511)	(3,722,656)	(2,747)	(190,911)	(4,364,848)
Outstanding options, end of year	—	18,700	$406,724	—	24,600	$681,585

1 Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 47,850	—	$ 47,850
Forwards foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$717,931	—	—	717,931
Options purchased	Investments at value — unaffiliated[2]	—	—	—	62,918	16,988	—	79,906
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	65,858	—	65,858
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,656,938	—	1,656,938
Total		—	—	—	$780,849	$1,787,634	—	$2,568,483

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	67

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,241,933	—	$1,241,933
Forwards foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$525,699	—	—	525,699
Options written	Options written at value	—	—	—	—	1,384,369	—	1,384,369
Swaps — OTC	Unrealized depreciation on swaps; Swap premiums received	—	—	—	—	39,548	—	39,548
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,606,980	—	1,606,980

Total		—	—	—	$525,699	$4,272,830	—	$4,798,529

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(6,483,019)	—	$(6,483,019)
Foreign currency transactions	—	—	—	$4,083,343	—	—	4,083,343
Options purchased[1]	—	—	—	347,816	(768,418)	—	(420,602)
Options written	—	—	—	—	(564,554)	—	(564,554)
Swaps	—	$(5,229)	—	—	(1,875,495)	—	(1,880,724)

Total	—	$(5,229)	—	$4,431,159	$(9,691,486)	—	$(5,265,556)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(1,739,087)	—	$(1,739,087)
Foreign currency translations	—	—	—	$ (373,215)	—	—	(373,215)
Options purchased[2]	—	—	—	(54,805)	200,993	—	146,188
Options written	—	—	—	26,349	(970,534)	—	(944,185)
Swaps	—	—	—	—	94,174	—	94,174

Total	—	—	—	$ (401,671)	(2,414,454)	—	$(2,816,125)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$71,731,069
Average notional value of contracts — short	$293,436,627
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$36,921,453
Average amounts sold — in USD	$16,722,888
Options:
Average value of option contracts purchased	$229,921
Average value of option contracts written	$18,197
Average notional value of swaption contracts purchased	$68,258,534
Average notional value of swaption contracts written	$123,884,461
Credit default swaps:
Average notional value — buy protection	$43,000
Interest rate swaps:
Average notional value — pays fixed rate	$87,873,470
Average notional value — receives fixed rate	$33,728,282
Total return swaps:
Average notional value	$18,804,000

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$149,222		$19,433
Forward foreign currency exchange contracts	717,931		525,699
Options	79,906	[1]	1,384,369
Swaps — Centrally cleared	—		3,596
Swaps — OTC[2]	65,858		39,548

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,012,917		$1,972,645
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(149,222)		(23,029)

Total derivative assets and liabilities subject to an MNA	$863,695		$1,949,616

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,123	$(3,123)	—	—	—
Barclays Bank PLC	16,988	(1,351)	—	—	$15,637
BNP Paribas S.A.	184,903	(21,298)	—	—	163,605
Citibank N.A.	37,078	(7,608)	—	—	29,470
Credit Suisse International	71,888	(21,705)	—	—	50,183
Deutsche Bank AG	212,875	(212,875)	—	—	—
Goldman Sachs International	194,421	(16,216)	—	—	178,205
HSBC Bank PLC	563	—	—	—	563
J.P. Morgan Securities LLC	2,965	—	—	—	2,965
JPMorgan Chase Bank N.A.	12,007	(12,007)	—	—	—
Morgan Stanley & Co. International PLC	113,091	(42,406)	—	—	70,685
UBS AG	13,793	(13,793)	—	—	—

Total	$863,695	$(352,382)	—	—	$511,313

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$9,239	$(3,123)	—	—	$6,116
Barclays Bank PLC	1,351	(1,351)	—	—	—
BNP Paribas S.A.	21,298	(21,298)	—	—	—
Citibank N.A.	7,608	(7,608)	—	—	—
Citigroup Global Markets, Inc.	1,660	—	—	—	1,660
Credit Suisse International	21,705	(21,705)	—	—	—
Deutsche Bank AG	1,726,993	(212,875)	—	$(1,100,000)	414,118
Goldman Sachs Bank USA	7,170	—	—	—	7,170
Goldman Sachs International	16,216	(16,216)	—	—	—
JPMorgan Chase Bank N.A.	19,836	(12,007)	—	—	7,829
Morgan Stanley & Co. International PLC	42,406	(42,406)	—	—	—
Royal Bank of Scotland PLC	7,151	—	—	—	7,151
Standard Chartered Bank	803	—	—	—	803
UBS AG	66,180	(13,793)	—	—	52,387

Total	$1,949,616	$(352,382)	—	$(1,100,000)	$497,234

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	69

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of September 30, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,425,116	$13,024,300	$34,449,416
Corporate Bonds	—	81,216,162	—	81,216,162
Foreign Government Obligations	—	5,949,517	—	5,949,517
Non-Agency Mortgage-Backed Securities	—	44,241,027	1,413,438	45,654,465
Project Loans	—	—	25,281	25,281
U.S. Government Sponsored Agency Securities	—	801,253,486	—	801,253,486
U.S. Treasury Obligations	—	551,860,583	—	551,860,583
Short-Term Securities:
Money Market Funds	$6,093,315	—	—	6,093,315
Options Purchased:
Foreign Currency Exchange Contracts	—	62,918	—	62,918
Interest Rate Contracts	—	16,988	—	16,988
Liabilities:
Investments:
TBA Sale Commitments	—	(372,186,405)	—	(372,186,405)

Total	$6,093,315	$1,133,839,392	$14,463,019	$1,154,395,726

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$717,931	—	$717,931
Interest rate contracts	$47,850	1,707,835	—	1,755,685
Liabilities:
Foreign currency exchange contracts	—	(525,699)	—	(525,699)
Interest rate contracts	(1,241,933)	(3,024,812)	—	(4,266,745)

Total	$(1,194,083)	$(1,124,745)	—	$(2,318,828)

[1] Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$166,606	—	—	$166,606
Cash pledged for financial futures contracts.	1,658,650	—	—	1,658,650
Cash pledged as collateral for OTC derivatives	1,100,000	—	—	1,100,000
Cash pledged for centrally cleared swaps	488,760	—	—	488,760
Liabilities:
Bank overdraft	—	$(1,080,635)	—	(1,080,635)
Reverse repurchase agreements	—	(372,824,292)	—	(372,824,292)

Total	$3,414,016	$(373,904,927)	—	$(370,490,911)

During the year ended September 30, 2015, there were no transfers between Levels.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2014	—	$20,740	$28,056	$48,796
Transfers into Level 3[1]	$13,018,165	—	—	13,018,165
Transfers out of Level 3	—	(20,740)	—	(20,740)
Accrued discounts/premiums	5,915	—	(48)	5,867
Net realized gain (loss)	—	—	(43)	(43)
Net change in unrealized appreciation (depreciation)[2,3]	220	(12,561)	157	(12,184)
Purchases	—	1,425,999	—	1,425,999
Sales	—	—	(2,841)	(2,841)

Closing Balance, as of September 30, 2015	$13,024,300	1,413,438	$25,281	$14,463,019

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	$220	(12,561)	$157	$(12,184)

[1]

As of September 30, 2014, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $13,018,165 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015 end is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	71

Statements of Assets and Liabilities

September 30, 2015	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$1,312,449,475	$3,409,595,889	$76,076,716	$330,125,381	$1,520,488,816
Investments at value — affiliated[2]	5,606,618	1,894,157	1,454,585	24,806,596	6,093,315
Cash	—	—	—	30,245	—
Cash pledged:
Collateral — OTC derivatives	—	5,760,000	—	—	1,100,000
Financial futures contracts	944,310	4,090,820	96,390	—	1,658,650
Centrally cleared swaps	45,010	564,610	61,600	—	488,760
Foreign currency at value[3]	—	146,596,885	248	4,723	166,606
Receivables:
Investments sold	—	455,781	1,247,477	8,491,529	93,109,767
Capital shares sold	2,440,464	3,326,576	226,175	942,480	822,699
Dividends — affiliated	245	3,692	104	1,952	646
Interest	2,675,743	9,398,962	727,887	2,110,159	3,178,783
From the Manager	86,913	25,365	7,376	68,814	90,522
Principal paydown	—	—	—	—	8,897
TBA sale commitments	330,663,881	—	—	—	370,519,917
Inflation rate floors premiums paid	—	67,710	—	—	—
Swap premiums paid	13,837	153,177	43,833	—	14,961
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	7,940,030	—	94,379	717,931
OTC swaps	44,118	2,468,519	52,746	—	50,897
Inflation rate caps	—	990,881	—	—	—
Variation margin receivable on centrally cleared swaps	—	8,723	286	—	—
Variation margin receivable on financial futures contracts	76,592	774,516	9,064	—	149,222
Prepaid expenses	40,171	52,571	19,352	27,612	52,926
Other assets	—	468	26,386	—	46,437

Total assets	1,655,087,377	3,594,169,332	80,050,225	366,703,870	1,998,759,752

Liabilities
Bank overdraft	486,477	551,354	—	—	1,080,635
Cash received as collateral for TBA commitments	1,030,000	—	—	—	—
Options written at value[4]	—	19,476,190	975	—	1,384,369
TBA sale commitments at value[5]	332,108,539	—	—	—	372,186,405
Reverse repurchase agreements	36,370,928	648,221,720	—	—	372,824,292
Payables:
Investments purchased	528,649,536	25,554,616	22	20,449,360	431,688,866
Income dividends	768,298	40,421	41,982	103,475	718,835
Capital shares redeemed	1,745,920	9,421,834	14,419	1,229,166	2,932,563
Investment advisory fees	283,135	849,099	16,625	130,859	322,010
Service and distribution fees	125,097	310,100	4,192	44,147	205,385
Other affiliates	59,929	155,947	3,770	12,409	65,994
Officers’ and Trustees’ fees	6,721	15,602	4,197	5,086	7,076
Inflation rate caps premiums received	—	1,014,650	—	—	—
Swap premiums received	6,465	—	216,665	—	6,085
Swaps payable	2,096	—	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	2,967,468	—	2,349	525,699
OTC swaps	29,934	—	131,297	—	33,463
Inflation rate floors	—	67,706	—	—	—
Unfunded floating rate loan interests	—	—	—	217	—
Variation margin payable on centrally cleared swaps	20,261	—	—	—	3,596
Variation margin payable on financial futures contracts	2,014	103,077	6,797	—	19,433
Other accrued expenses	382,400	1,479,626	82,166	217,443	502,507
Commitments	—	—	—	— [6]	—

Total liabilities	902,077,750	710,229,410	523,107	22,194,511	1,184,507,213

Net Assets	$753,009,627	$2,883,939,922	$79,527,118	$344,509,359	$814,252,539

Net Assets Consist of
Paid-in capital	$790,414,888	$2,929,887,990	$81,266,428	$355,289,509	$852,991,842
Undistributed (distributions in excess of) net investment income	(783,392)	36,682,552	249,598	530,078	1,736,377
Accumulated net realized loss	(48,019,253)	(81,249,251)	(1,839,197)	(2,495,216)	(43,298,333)
Net unrealized appreciation (depreciation)	11,397,384	(1,381,369)	(149,711)	(8,815,012)	2,822,653

Net Assets	$753,009,627	$2,883,939,922	$79,527,118	$344,509,359	$814,252,539

[1] Investments at cost — unaffiliated	$1,298,904,203	$3,423,148,896	$76,233,869	$339,031,872	$1,514,809,966
[2] Investments at cost — affiliated	$5,606,618	$1,894,157	$1,454,585	$24,806,596	$6,093,315
[3] Foreign currency at cost	—	$146,799,681	$263	$5,065	$168,644
[4] Premiums received	—	$27,001,012	$48,747	—	$1,088,309
[5] Proceeds from TBA sale commitments	$330,663,881	—	—	—	$370,519,917
[6] See Note 4 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
Institutional
Net assets	$420,166,675	$1,758,365,936	$8,134,822	$211,704,921	$152,632,392

Shares outstanding[7]	42,739,605	166,154,016	846,619	21,186,817	14,349,856

Net asset value	$9.83	$10.58	$9.61	$9.99	$10.64

Service
Net assets	$28,827,864	$41,925,857	—	—	$3,574,724

Shares outstanding[7]	2,936,136	3,996,807	—	—	336,282

Net asset value	$9.82	$10.49	—	—	$10.63

Investor A
Net assets	$186,427,212	$476,281,963	$21,251,042	$108,126,754	$517,484,878

Shares outstanding[7]	18,883,085	45,864,038	2,211,517	10,823,753	48,543,646

Net asset value	$9.87	$10.38	$9.61	$9.99	$10.66

Investor B1
Net assets	—	—	—	—	$240,209

Shares outstanding[7]	—	—	—	—	22,613

Net asset value	—	—	—	—	$10.62

Investor C
Net assets	$100,335,315	$243,706,576	—	$24,677,684	$49,407,608

Shares outstanding[7]	10,208,887	23,976,196	—	2,469,400	4,640,911

Net asset value	$9.83	$10.16	—	$9.99	$10.65

Investor C1
Net assets	—	—	—	—	$68,972,329

Shares outstanding[7]	—	—	—	—	6,480,384

Net asset value	—	—	—	—	$10.64

Class K
Net assets	$17,252,561	$363,659,590	$50,141,254	—	—

Shares outstanding[7]	1,760,794	34,950,321	5,206,642	—	—

Net asset value	$9.80	$10.41	$9.63	—	—

Class R
Net assets	—	—	—	—	$21,940,399

Shares outstanding[7]	—	—	—	—	2,058,380

Net asset value	—	—	—	—	$10.66

7 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	73

Statements of Operations

Year Ended September 30, 2015	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest[1]	$15,316,800	$31,123,654	$2,642,050	$13,323,290	$19,561,042
Dividends — unaffiliated	—	—	62,296	17,597	—
Dividends — affiliated	92,134	63,609	3,570	17,186	7,386

Total income	15,408,934	31,187,263	2,707,916	13,358,073	19,568,428

Expenses
Investment advisory	4,137,558	10,483,603	389,101	1,380,692	4,129,220
Service and distribution — class specific	1,624,945	4,331,448	42,365	461,189	2,576,216
Transfer agent — class specific	930,350	3,193,213	51,262	248,103	1,591,095
Administration	369,966	1,206,534	38,761	135,889	406,531
Administration — class specific	159,826	562,196	16,455	57,971	175,156
Custodian	146,709	145,162	11,965	—	178,804
Registration	107,217	205,909	54,312	99,666	120,053
Professional	108,926	124,842	90,247	131,617	139,598
Accounting services	116,587	333,027	20,168	51,928	123,785
Printing	52,377	139,856	17,921	32,534	62,229
Officers and Trustees	29,127	58,576	20,253	23,108	28,859
Miscellaneous	27,431	28,410	14,256	111,827	44,361
Recoupment of past waived fees	—	1,071	—	—	—
Recoupment of past waived fees — class specific	41	235,055	6,789	—	352

Total expenses excluding interest expense	7,811,060	21,048,902	773,855	2,734,524	9,576,259
Interest expense[2]	12,799	814,940	233	—	267,416

Total expenses	7,823,859	21,863,842	774,088	2,734,524	9,843,675
Less:
Fees waived by Manager	(1,184,857)	(3,830,153)	(307,034)	(61,109)	(662,401)
Administration fees waived — class specific	(101,793)	(295,208)	(11,768)	(57,837)	(166,306)
Transfer agent fees waived — class specific	(24,981)	(6,977)	(88)	(1,339)	(40,709)
Transfer agent fees reimbursed — class specific	(393,468)	(259,472)	(19,200)	(219,141)	(685,570)

Total expenses after fees waived and reimbursed	6,118,760	17,472,032	435,998	2,395,098	8,288,689

Net investment income (loss)	9,290,174	13,715,231	2,271,918	10,962,975	11,279,739

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,249,319	(49,454,065)	717,071	(1,771,489)	11,317,740
Short sales	—	—	—	1,152	—
Capital gain distributions received from affiliated underlying funds	8,808	—	—	—	1,305
Options written	(772,174)	7,947,297	437,702	—	(564,554)
Financial futures contracts	(416,605)	(12,133,253)	(89,876)	(381,826)	(6,483,019)
Swaps	(3,397,344)	(4,258,186)	(295,943)	(240,558)	(1,880,724)
Foreign currency transactions	(210)	56,297,261	2,379	570,126	2,144,703

	1,671,794	(1,600,946)	771,333	(1,822,595)	4,535,451

Net change in unrealized appreciation (depreciation) on:
Investments	5,574,679	(88,881,886)	(2,349,265)	(7,847,217)	7,514,107
Options written	767,041	6,000,537	(319,381)	—	(944,185)
Financial futures contracts	(1,291,974)	(3,857,777)	125,294	(61,119)	(1,739,087)
Inflation rate caps and floors	—	32,222	—	—	—
Swaps	242,408	(800,181)	(86,942)	100,964	94,174
Unfunded floating rate loan interests	—	—	—	3,085	—
Foreign currency translations	—	(9,928,124)	(1,441)	(35,258)	(342,855)
Borrowed bonds	—	—	—	—	15,653

	5,292,154	(97,435,209)	(2,631,735)	(7,839,545)	4,597,807

Net realized and unrealized gain (loss)	6,963,948	(99,036,155)	(1,860,402)	(9,662,140)	9,133,258

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,254,122	$(85,320,924)	$411,516	$1,300,835	$20,412,997

[1]	Includes monthly inflationary and deflationary adjustments to income for applicable funds. See Note 4 of the Notes to Financial Statements.

[2]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$9,290,174	$10,182,578	$13,715,231	$50,346,851
Net realized gain (loss)	1,671,794	24,766,549	(1,600,946)	(22,724,785)
Net change in unrealized appreciation (depreciation)	5,292,154	(8,833,143)	(97,435,209)	(4,279,487)

Net increase (decrease) in net assets resulting from operations	16,254,122	26,115,984	(85,320,924)	23,342,579

Distributions to Shareholders From[1]
Net investment income:
Institutional	(10,037,829)	(9,678,655)	(15,091,546)	(26,548,074)
Service	(923,948)	(1,047,067)	(544,814)	(1,208,378)
Investor A	(3,307,380)	(4,469,901)	(6,650,675)	(19,140,117)
Investor B	(8,580)	(25,314)	(10,717)	(34,479)
Investor C	(1,416,372)	(2,018,113)	(3,398,886)	(6,675,898)
Class K	(294,781)	(87,317)	(4,308,103)	(9,410,407)
Return of capital:
Institutional	(143,892)	(471,612)	—	—
Service	(13,245)	(51,020)	—	—
Investor A	(47,411)	(217,805)	—	—
Investor B	(123)	(1,234)	—	—
Investor C	(20,303)	(98,337)	—	—
Class K	(4,226)	(4,255)	—	—
Net realized gain:
Institutional	—	—	—	(14,522,046)
Service	—	—	—	(793,214)
Investor A	—	—	—	(17,309,577)
Investor B	—	—	—	(39,969)
Investor C	—	—	—	(5,629,851)
Class K	—	—	—	(5,856,401)

Decrease in net assets resulting from distributions to shareholders	(16,218,090)	(18,170,630)	(30,004,741)	(107,168,411)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	25,992,928	(258,844,447)	449,825,314	(874,966,043)

Net Assets
Total increase (decrease) in net assets	26,028,960	(250,899,093)	334,499,649	(958,791,875)
Beginning of year	726,980,667	977,879,760	2,549,440,273	3,508,232,148

End of year	$753,009,627	$726,980,667	$2,883,939,922	$2,549,440,273

Undistributed (distributions in excess of) net investment income, end of year	$(783,392)	$(907,238)	$36,682,552	$6,184,983

1  Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	75

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014
Operations
Net investment income	$2,271,918	$3,146,230	$10,962,975	$7,918,013
Net realized gain (loss)	771,333	2,978,737	(1,822,595)	479,667
Net change in unrealized appreciation (depreciation)	(2,631,735)	688,919	(7,839,545)	(1,238,463)

Net increase in net assets resulting from operations	411,516	6,813,886	1,300,835	7,159,217

Distributions to Shareholders From[1]
Net investment income:
Institutional	(266,946)	(431,806)	(6,831,208)	(2,326,757)
Investor A	(415,837)	(359,656)	(3,863,741)	(4,648,131)
Investor C	—	—	(759,617)	(653,989)
Class K	(1,482,528)	(2,194,457)	—	—
Net realized gain:
Institutional	—	(71,200)	(162,248)	(102,511)
Investor A	—	(1,385,773)	(113,453)	(322,777)
Investor C	—	—	(29,719)	(58,372)
Class K	—	(4,725,799)	—	—

Decrease in net assets resulting from distributions to shareholders	(2,165,311)	(9,168,691)	(11,759,986)	(8,112,537)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,095,907	(67,954,734)	124,065,239	98,870,028

Net Assets
Total increase (decrease) in net assets	1,342,112	(70,309,539)	113,606,088	97,916,708
Beginning of year	78,185,006	148,494,545	230,903,271	132,986,563

End of year	$79,527,118	$78,185,006	$344,509,359	$230,903,271

Undistributed net investment income, end of year	$249,598	$205,896	$530,078	$420,285

1  Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$11,279,739	$12,555,895
Net realized gain	4,535,451	6,003,636
Net change in unrealized appreciation (depreciation)	4,597,807	7,257,142

Net increase in net assets resulting from operations	20,412,997	25,816,673

Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,471,914)	(3,918,072)
Service	(81,582)	(93,328)
Investor A	(10,439,057)	(13,257,237)
Investor B	(6,313)	(26,075)
Investor B1	(21,361)	(59,221)
Investor C	(638,843)	(969,096)
Investor C1	(1,080,088)	(1,532,362)
Class R	(388,362)	(510,001)

Decrease in net assets resulting from distributions to shareholders	(16,127,520)	(20,365,392)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(32,793,152)	(115,809,312)

Net Assets
Total decrease in net assets	(28,507,675)	(110,358,031)
Beginning of year	842,760,214	953,118,245

End of year	$814,252,539	$842,760,214

Undistributed (distributions in excess of) net investment income, end of year	$1,736,377	$(718,576)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	77

Statements of Cash Flows

Year Ended September 30, 2015	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Cash used for Operating Activities
Net (Increase) Decrease in net assets resulting from operations	$(85,320,924)	$20,412,997
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(2,637,144,551)	(12,242,865,939)
Proceeds from sales of long-term investments	2,004,466,376	12,122,871,271
Net proceeds from sales of short-term securities	7,379,828	16,455,349
Treasury inflation-protected securities (TIPS) inflation adjustment	(612,876)	—
Amortization of premium and accretion of discount on investments	15,299,384	4,288,966
Net realized gain (loss) on investments and options written	41,506,768	(10,754,491)
Net unrealized gain (loss) on investments, options written, foreign currency translations, swaps, inflation rate caps and floors	92,673,101	(5,961,509)
Premiums received from options written	41,913,910	4,079,064
Premiums paid on closing options written	(9,454,863)	(9,735,024)
(Increase) Decrease in assets:
Cash Pledged:
Collateral — centrally cleared swaps	1,195,390	279,240
Collateral — OTC derivatives	(2,510,000)	600,000
Financial futures contracts	(4,090,820)	33,350
Receivables:
Dividends receivable — affiliated	5,213	(137)
Options written	—	834,262
Interest	(829,993)	(304,652)
Principal paydown	—	1,935
From the Manager	(19,504)	(52,044)
Swap and inflation rate floors premiums paid	—	16,920
Variation margin receivable on financial futures contracts	339,398	106,958
Variation margin receivable on centrally cleared swaps	27,902	—
Prepaid expenses	16,366	(1,242)
Other assets	(468)	(46,437)
Increase (Decrease) in liabilities:
Cash received:
Collateral — reverse repurchase agreements	(828,000)	—
Collateral — OTC derivatives	(5,300,000)	—
Variation margin payable on financial futures contracts	(118,493)	(29,177)
Variation margin payable on centrally cleared swaps	—	(13,451)
Payables:
Investment advisory fees	(114,832)	19,422
Service and distribution fees	(110,737)	(16,651)
Officers’ and Trustees’ fees	3,787	(1,069)
Other accrued expenses	(164,791)	(19,266)
Other affiliates	(24,768)	(1,476)
Interest expense	—	(22,807)
Swap and inflation rate caps premiums received	—	(319,089)
Swaps	—	(9,932)

Net cash used for operating activities	(541,818,197)	(100,154,659)

Cash Provided by Financing Activities
Net borrowing of reverse repurchase agreements	255,905,235	145,902,206
Proceeds from issuance of capital shares	1,600,770,810	262,896,229
Payments on redemption of capital shares	(1,180,906,281)	(307,215,306)
Cash distributions paid to shareholders	(1,213,031)	(3,284,312)
Increase in bank overdrafts	184,211	895,883

Net cash provided by financing activities	674,740,944	99,194,700

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	79,228	8,895

Cash
Net increase (decrease) in cash and foreign currency at value	133,001,975	(951,064)
Cash and foreign currency at value at beginning of year	13,594,910	1,117,670

Cash and foreign currency at value at end of year	$146,596,885	$166,606

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$719,067	$435,950

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	$28,783,730	$12,988,137

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights	BlackRock GNMA Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.73	$10.49	$10.47	$10.47

Net investment income[1]	0.15	0.15	0.12	0.23	0.28
Net realized and unrealized gain (loss)	0.09	0.20	(0.30)	0.32	0.42

Net increase (decrease) from investment operations	0.24	0.35	(0.18)	0.55	0.70

Distributions from:[2]
Net investment income	(0.24)	(0.24)	(0.38)	(0.41)	(0.34)
Return of capital	(0.00)[3]	(0.01)	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.24)	(0.25)	(0.58)	(0.53)	(0.70)

Net asset value, end of year	$9.83	$9.83	$9.73	$10.49	$10.47

Total Return[4]
Based on net asset value	2.45%[5]	3.64%	(1.79)%	5.45%	7.02%

Ratios to Average Net Assets
Total expenses	0.82%[6]	0.83%[6]	0.84%	0.82%	0.82%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.55%[6]	0.55%[6]	0.58%	0.57%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.55%[6]	0.55%[6]	0.55%	0.55%	0.55%

Net investment income	1.49%[6]	1.57%[6]	1.24%	2.25%	2.71%

Supplemental Data
Net assets, end of year (000)	$420,167	$390,925	$428,182	$622,556	$462,058

Portfolio turnover rate[8]	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	79

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.71	$10.48	$10.45	$10.46

Net investment income[1]	0.11	0.12	0.08	0.20	0.24
Net realized and unrealized gain (loss)	0.09	0.21	(0.31)	0.32	0.41

Net increase (decrease) from investment operations	0.20	0.33	(0.23)	0.52	0.65

Distributions from:[2]
Net investment income	(0.20)	(0.21)	(0.34)	(0.37)	(0.30)
Return of capital	(0.00)[3]	(0.01)	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.20)	(0.22)	(0.54)	(0.49)	(0.66)

Net asset value, end of year	$9.82	$9.82	$9.71	$10.48	$10.45

Total Return[4]
Based on net asset value	2.09%[5]	3.39%	(2.23)%	5.19%	6.55%

Ratios to Average Net Assets
Total expenses	1.16%[6]	1.13%[6,7]	1.17%[7]	1.11%[7]	1.15%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[6]	0.90%[6]	0.93%	0.92%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[6]	0.90%[6]	0.90%	0.90%	0.90%

Net investment income	1.15%[6]	1.21%[6]	0.75%	1.88%	2.37%

Supplemental Data
Net assets, end of year (000)	$28,828	$52,272	$51,353	$79,211	$35,929

Portfolio turnover rate[8]	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.77	$10.54	$10.51	$10.51

Net investment income[1]	0.11	0.12	0.09	0.20	0.24
Net realized and unrealized gain (loss)	0.09	0.20	(0.32)	0.32	0.42

Net increase (decrease) from investment operations	0.20	0.32	(0.23)	0.52	0.66

Distributions from:[2]
Net investment income	(0.20)	(0.21)	(0.34)	(0.37)	(0.30)
Return of capital	(0.00)[3]	(0.01)	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.20)	(0.22)	(0.54)	(0.49)	(0.66)

Net asset value, end of year	$9.87	$9.87	$9.77	$10.54	$10.51

Total Return[4]
Based on net asset value	2.08%[5]	3.26%	(2.21)%	5.18%	6.62%

Ratios to Average Net Assets
Total expenses	1.07%[6]	1.09%[6]	1.09%	1.06%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[6]	0.92%[6]	0.93%	0.91%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.91%[6]	0.92%[6]	0.90%	0.90%	0.91%

Net investment income	1.14%[6]	1.24%[6]	0.85%	1.90%	2.36%

Supplemental Data
Net assets, end of year (000)	$186,427	$159,325	$310,492	$457,537	$323,201

Portfolio turnover rate[7]	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	81

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.72	$10.49	$10.46	$10.47

Net investment income[1]	0.04	0.05	0.01	0.12	0.17
Net realized and unrealized gain (loss)	0.09	0.20	(0.32)	0.32	0.40

Net increase (decrease) from investment operations	0.13	0.25	(0.31)	0.44	0.57

Distributions from:[2]
Net investment income	(0.13)	(0.13)	(0.26)	(0.29)	(0.22)
Return of capital	(0.00)[3]	(0.01)	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.13)	(0.14)	(0.46)	(0.41)	(0.58)

Net asset value, end of year	$9.83	$9.83	$9.72	$10.49	$10.46

Total Return[4]
Based on net asset value	1.32%[5]	2.61%	(2.99)%	4.39%	5.74%

Ratios to Average Net Assets
Total expenses	1.82%[6]	1.83%[6]	1.86%	1.82%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.66%[6]	1.66%[6]	1.71%	1.67%	1.66%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.66%[6]	1.66%[6]	1.68%	1.66%	1.66%

Net investment income	0.40%[6]	0.50%[6]	0.10%	1.16%	1.60%

Supplemental Data
Net assets, end of year (000)	$100,335	$119,398	$181,926	$311,721	$270,931

Portfolio turnover rate[7]	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Class K1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.69	$10.47	$10.44	$10.45

Net investment income[2]	0.15	0.15	0.15	0.23	0.29
Net realized and unrealized gain (loss)	0.10	0.20	(0.35)	0.33	0.40

Net increase (decrease) from investment operations	0.25	0.35	(0.20)	0.56	0.69

Distributions from:[3]
Net investment income	(0.24)	(0.24)	(0.38)	(0.41)	(0.34)
Return of capital	(0.00)[4]	(0.01)	—	—	—
Net realized gain	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.24)	(0.25)	(0.58)	(0.53)	(0.70)

Net asset value, end of year	$9.80	$9.79	$9.69	$10.47	$10.44

Total Return[5]
Based on net asset value	2.58%[6]	3.67%	(1.97)%	5.59%	6.96%

Ratios to Average Net Assets
Total expenses	0.70%[7]	0.79%[7]	0.81%	0.74%	0.78%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[7]	0.52%[7]	0.55%	0.54%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[7]	0.52%[7]	0.52%	0.52%	0.52%

Net investment income	1.49%[7]	1.58%[7]	1.49%	2.18%	2.82%

Supplemental Data
Net assets, end of year (000)	$17,253	$3,780	$3,114	$13,349	$5,587

Portfolio turnover rate[8]	1,164%	1,258%	1,405%	741%	743%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	719%	571%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	83

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$11.23	$12.23	$11.49	$11.40

Net investment income[1]	0.11	0.23	0.24	0.18	0.44
Net realized and unrealized gain (loss)	(0.34)	(0.10)	(0.87)	0.82	0.43

Net increase (decrease) from investment operations	(0.23)	0.13	(0.63)	1.00	0.87

Distributions from:[2]
Net investment income	(0.13)	(0.27)	(0.17)	(0.21)	(0.42)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.13)	(0.42)	(0.37)	(0.26)	(0.78)

Net asset value, end of year	$10.58	$10.94	$11.23	$12.23	$11.49

Total Return[3]
Based on net asset value	(2.16)%[4]	1.19%	(5.35)%	8.76%	8.10%

Ratios to Average Net Assets
Total expenses	0.62%[5]	0.64%[5]	0.60%[5]	0.56%[5]	0.60%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.47%	0.46%	0.44%	0.43%	0.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense.	0.44%	0.44%	0.44%	0.43%	0.43%

Net investment income	0.99%	2.08%	2.04%	1.49%	3.91%

Supplemental Data
Net assets, end of year (000)	$1,758,366	$1,187,477	$1,190,917	$1,937,316	$1,362,286

Portfolio turnover rate	61%	66%	86%	120%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 0.61%, 0.63%, 0.59%, 0.55% and 0.59%, respectively.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.88	$11.18	$12.20	$11.49	$11.40

Net investment income (loss)[1]	(0.01)	0.20	0.21	0.15	0.41
Net realized and unrealized gain (loss)	(0.26)	(0.10)	(0.88)	0.80	0.44

Net increase (decrease) from investment operations	(0.27)	0.10	(0.67)	0.95	0.85

Distributions from:[2]
Net investment income	(0.12)	(0.25)	(0.15)	(0.19)	(0.40)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.12)	(0.40)	(0.35)	(0.24)	(0.76)

Net asset value, end of year	$10.49	$10.88	$11.18	$12.20	$11.49

Total Return[3]
Based on net asset value	(2.47)%[4]	0.93%	(5.64)%	8.38%	7.84%

Ratios to Average Net Assets
Total expenses	0.93%[5]	0.93%[5]	0.89%[5]	0.86%	0.85%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.78%	0.77%	0.75%	0.73%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense.	0.75%	0.75%	0.75%	0.73%	0.70%

Net investment income (loss)	(0.08)%	1.82%	1.76%	1.23%	3.61%

Supplemental Data
Net assets, end of year (000)	$41,926	$44,373	$58,842	$88,555	$84,824

Portfolio turnover rate	61%	66%	86%	120%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 0.91%, 0.92% and 0.88%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	85

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.77	$11.07	$12.09	$11.39	$11.30

Net investment income (loss)[1]	(0.02)	0.16	0.21	0.13	0.39
Net realized and unrealized gain (loss)	(0.25)	(0.06)	(0.88)	0.81	0.45

Net increase (decrease) from investment operations	(0.27)	0.10	(0.67)	0.94	0.84

Distributions from:[2]
Net investment income	(0.12)	(0.25)	(0.15)	(0.19)	(0.39)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.12)	(0.40)	(0.35)	(0.24)	(0.75)

Net asset value, end of year	$10.38	$10.77	$11.07	$12.09	$11.39

Total Return[3]
Based on net asset value	(2.49)%	0.95%	(5.70)%	8.33%	7.83%

Ratios to Average Net Assets
Total expenses	0.97%[4]	1.06%[4]	0.99%	0.95%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.78%	0.76%	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense.	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	(0.14)%	1.45%	1.78%	1.12%	3.50%

Supplemental Data
Net assets, end of year (000)	$476,282	$651,951	$1,344,080	$2,089,999	$1,542,505

Portfolio turnover rate	61%	66%	86%	120%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.62	$10.95	$12.01	$11.36	$11.29

Net investment income (loss)[1]	(0.09)	0.11	0.12	0.06	0.31
Net realized and unrealized gain (loss)	(0.25)	(0.09)	(0.86)	0.80	0.44

Net increase (decrease) from investment operations	(0.34)	0.02	(0.74)	0.86	0.75

Distributions from:[2]
Net investment income	(0.12)	(0.20)	(0.12)	(0.16)	(0.32)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.12)	(0.35)	(0.32)	(0.21)	(0.68)

Net asset value, end of year	$10.16	$10.62	$10.95	$12.01	$11.36

Total Return[3]
Based on net asset value	(3.22)%	0.24%	(6.31)%	7.62%	7.00%

Ratios to Average Net Assets
Total expenses	1.65%[4]	1.64%	1.59%	1.57%	1.60%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.49%	1.47%	1.45%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense.	1.48%	1.47%	1.47%	1.44%	1.45%

Net investment income (loss)	(0.86)%	0.98%	1.06%	0.50%	2.80%

Supplemental Data
Net assets, end of year (000)	$243,707	$317,089	$464,790	$788,158	$712,070

Portfolio turnover rate	61%	66%	86%	120%	131%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	87

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Class K1
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.75	$11.02	$12.00	$11.27	$11.19

Net investment income[2]	0.05	0.24	0.24	0.19	0.43
Net realized and unrealized gain (loss)	(0.26)	(0.09)	(0.85)	0.80	0.44

Net increase (decrease) from investment operations	(0.21)	0.15	(0.61)	0.99	0.87

Distributions from:[3]
Net investment income	(0.13)	(0.27)	(0.17)	(0.21)	(0.43)
Net realized gain	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.13)	(0.42)	(0.37)	(0.26)	(0.79)

Net asset value, end of year	$10.41	$10.75	$11.02	$12.00	$11.27

Total Return[4]
Based on net asset value	(2.01)%[5]	1.42%	(5.27)%	8.86%	8.21%

Ratios to Average Net Assets
Total expenses	0.52%[6]	0.51%	0.48%	0.47%	0.50%

Total expenses after fees waived, reimbursed and paid indirectly	0.35%	0.34%	0.33%	0.32%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income	0.47%	2.20%	2.09%	1.64%	3.94%

Supplemental Data
Net assets, end of year (000)	$363,660	$347,282	$446,214	$455,027	$416,631

Portfolio turnover rate	61%	66%	86%	120%	131%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, there was no financial impact to the expense ratios.

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.81	$10.12	$12.18	$11.66	$11.43

Net investment income[1]	0.29	0.34	0.38	0.43	0.48
Net realized and unrealized gain (loss)	(0.21)	0.40	(1.09)	1.04	0.71

Net increase (decrease) from investment operations	0.08	0.74	(0.71)	1.47	1.19

Distributions from:[2]
Net investment income	(0.28)	(0.33)	(0.38)	(0.42)	(0.47)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.28)	(1.05)	(1.35)	(0.95)	(0.96)

Net asset value, end of year	$9.61	$9.81	$10.12	$12.18	$11.66

Total Return[3]
Based on net asset value	0.75%	7.75%	(6.59)%	13.43%	11.86%

Ratios to Average Net Assets
Total expenses	0.99%[4,5]	0.92%[4,5]	0.86%[5]	0.83%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly	0.55%[4]	0.57%[4]	0.55%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.55%[4]	0.55%[4]	0.55%	0.55%	0.55%

Net investment income	2.92%[4]	3.50%[4]	3.48%	3.71%	4.51%

Supplemental Data
Net assets, end of year (000)	$8,135	$5,755	$63,569	$61,711	$51,253

Portfolio turnover rate[6]	74%	70%	119%	86%	104%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013		2012		2011
Investments in underlying funds	0.01%	0.01%		N/A		N/A		N/A

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, the ratio would have been 0.98%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	89

Financial Highlights (continued)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.81	$10.14	$12.20	$11.68	$11.45

Net investment income[1]	0.25	0.32	0.35	0.39	0.44
Net realized and unrealized gain (loss)	(0.21)	0.37	(1.10)	1.05	0.71

Net increase (decrease) from investment operations	0.04	0.69	(0.75)	1.44	1.15

Distributions from:[2]
Net investment income	(0.24)	(0.30)	(0.34)	(0.39)	(0.43)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.24)	(1.02)	(1.31)	(0.92)	(0.92)

Net asset value, end of year	$9.61	$9.81	$10.14	$12.20	$11.68

Total Return[3]
Based on net asset value	0.40%	7.20%	(6.89)%	13.07%	11.47%

Ratios to Average Net Assets
Total expenses	1.31%[4,5]	1.29%[4,5]	1.16%[5]	1.07%[5]	1.12%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[4]	0.92%[4]	0.89%	0.85%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[4]	0.90%[4]	0.89%	0.85%	0.90%

Net investment income	2.55%[4]	3.19%[4]	3.14%	3.33%	4.16%

Supplemental Data
Net assets, end of year (000)	$21,251	$8,854	$18,391	$25,195	$14,626

Portfolio turnover rate[6]	74%	70%	119%	86%	104%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013		2012		2011
Investments in underlying funds	0.01%	0.01%		N/A		N/A		N/A

[5]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.30%, 1.26%, 1.15% and 1.11%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Class K1
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.83	$10.14	$12.21	$11.68	$11.45

Net investment income[2]	0.30	0.35	0.40	0.45	0.49
Net realized and unrealized gain (loss)	(0.22)	0.39	(1.11)	1.05	0.71

Net increase (decrease) from investment operations	0.08	0.74	(0.71)	1.50	1.20

Distributions from:[3]
Net investment income	(0.28)	(0.33)	(0.39)	(0.44)	(0.48)
Net realized gain	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.28)	(1.05)	(1.36)	(0.97)	(0.97)

Net asset value, end of year	$9.63	$9.83	$10.14	$12.21	$11.68

Total Return[4]
Based on net asset value	0.83%	7.83%	(6.56)%	13.61%	11.96%

Ratios to Average Net Assets
Total expenses	0.89%[5]	0.89%[5]	0.70%	0.69%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[5]	0.47%[5]	0.45%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5]	0.45%[5]	0.45%	0.45%	0.45%

Net investment income	3.04%[5]	3.58%[5]	3.60%	3.83%	4.59%

Supplemental Data
Net assets, end of year (000)	$50,141	$63,576	$66,535	$195,167	$227,009

Portfolio turnover rate[6]	74%	70%	119%	86%	104%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013		2012		2011
Investments in underlying funds	0.01%	0.01%		N/A		N/A		N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	105%	84%	83%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	91

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.31	$10.30	$10.54	$10.20	$10.56

Net investment income[1]	0.42	0.47	0.48	0.38	0.43
Net realized and unrealized gain (loss)	(0.28)	0.02	0.11 [2]	0.48 [2]	(0.25)

Net increase from investment operations	0.14	0.49	0.59	0.86	0.18

Distributions from:[3]
Net investment income	(0.45)	(0.45)	(0.47)	(0.34)	(0.39)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.46)	(0.48)	(0.83)	(0.52)	(0.54)

Net asset value, end of year	$9.99	$10.31	$10.30	$10.54	$10.20

Total Return[4]
Based on net asset value	1.36%	4.86%	5.81%	8.74%	1.75%

Ratios to Average Net Assets
Total expenses	0.80%[5]	0.88%[5]	1.05%	1.47%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[5]	0.70%[5]	0.70%	0.85%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%[5]	0.70%[5]	0.70%	0.70%	0.70%

Net investment income	4.13%[5]	4.49%[5]	4.57%	3.69%	4.13%

Supplemental Data
Net assets, end of year (000)	$211,705	$122,035	$25,225	$21,879	$58,353

Portfolio turnover rate[6]	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013		2012	2011
Investments in underlying funds	0.01%	0.02%		N/A	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Secured Credit Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.31	$10.30	$10.53	$10.20	$10.55

Net investment income[1]	0.40	0.44	0.43	0.35	0.40
Net realized and unrealized gain (loss)	(0.28)	0.02	0.15 [2]	0.48 [2]	(0.24)

Net increase from investment operations	0.12	0.46	0.58	0.83	0.16

Distributions from:[3]
Net investment income	(0.43)	(0.42)	(0.45)	(0.32)	(0.36)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.44)	(0.45)	(0.81)	(0.50)	(0.51)

Net asset value, end of year	$9.99	$10.31	$10.30	$10.53	$10.20

Total Return[4]
Based on net asset value	1.12%	4.60%	5.63%	8.37%	1.59%

Ratios to Average Net Assets
Total expenses	1.10%[5]	1.13%[5]	1.16%[6]	1.76%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%[5]	0.95%[5]	0.95%	1.10%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%[5]	0.95%[5]	0.95%	0.95%	0.95%

Net investment income	3.90%[5]	4.22%[5]	4.13%	3.42%	3.88%

Supplemental Data
Net assets, end of year (000)	$108,127	$87,100	$90,484	$22,199	$17,579

Portfolio turnover rate[7]	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013		2012		2011
Investments in underlying funds	0.01%	0.02%		N/A		N/A		N/A

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	93

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$10.31	$10.30	$10.54	$10.20	$10.56

Net investment income[1]	0.32	0.36	0.37	0.27	0.32
Net realized and unrealized gain (loss)	(0.28)	0.03	0.12 [2]	0.49 [2]	(0.25)

Net increase from investment operations	0.04	0.39	0.49	0.76	0.07

Distributions from:[3]
Net investment income	(0.35)	(0.35)	(0.37)	(0.24)	(0.28)
Net realized gain	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.36)	(0.38)	(0.73)	(0.42)	(0.43)

Net asset value, end of year	$9.99	$10.31	$10.30	$10.54	$10.20

Total Return[4]
Based on net asset value	0.36%	3.82%	4.75%	7.67%	0.73%

Ratios to Average Net Assets
Total expenses	1.83%[5]	1.90%[5]	2.03%[6]	2.51%	2.21%

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[5]	1.70%[5]	1.70%	1.85%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[5]	1.70%[5]	1.70%	1.70%	1.70%

Net investment income	3.15%[5]	3.49%[5]	3.55%	2.65%	3.11%

Supplemental Data
Net assets, end of year (000)	$24,678	$21,768	$17,277	$14,841	$14,567

Portfolio turnover rate[7]	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.02%	N/A	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	748%	895%

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.59	$10.52	$10.94	$10.94	$10.99

Net investment income[1]	0.18	0.19	0.12	0.17	0.26
Net realized and unrealized gain (loss)	0.12	0.16	(0.32)	0.19	0.18

Net increase (decrease) from investment operations	0.30	0.35	(0.20)	0.36	0.44

Distributions from:[2]
Net investment income	(0.25)	(0.28)	(0.22)	(0.19)	(0.29)
Net realized gain	—	—	—	(0.17)	(0.20)

Total distributions	(0.25)	(0.28)	(0.22)	(0.36)	(0.49)

Net asset value, end of year	$10.64	$10.59	$10.52	$10.94	$10.94

Total Return[3]
Based on net asset value	2.80%	3.37%	(1.84)%	3.51%	4.09%

Ratios to Average Net Assets
Total expenses	0.92%	0.90%	0.84%	0.83%	0.90%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.65%	0.64%	0.64%	0.62%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.71%	1.78%	1.14%	1.54%	2.47%

Supplemental Data
Net assets, end of year (000)	$152,632	$154,168	$150,202	$171,180	$178,609

Portfolio turnover rate[5]	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	95

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.58	$10.51	$10.93	$10.93	$10.98

Net investment income[1]	0.16	0.17	0.10	0.14	0.23
Net realized and unrealized gain (loss)	0.11	0.16	(0.32)	0.20	0.18

Net increase (decrease) from investment operations	0.27	0.33	(0.22)	0.34	0.41

Distributions from:[2]
Net investment income	(0.22)	(0.26)	(0.20)	(0.17)	(0.26)
Net realized gain	—	—	—	(0.17)	(0.20)

Total distributions	(0.22)	(0.26)	(0.20)	(0.34)	(0.46)

Net asset value, end of year	$10.63	$10.58	$10.51	$10.93	$10.93

Total Return[3]
Based on net asset value	2.61%	3.18%	(2.03)%	3.22%	3.91%

Ratios to Average Net Assets
Total expenses	1.14%	1.12%	1.12%	1.07%[4]	1.16%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.84%	0.83%	0.83%	0.81%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.89%

Net investment income	1.53%	1.59%	0.96%	1.34%	2.13%

Supplemental Data
Net assets, end of year (000)	$3,575	$3,873	$3,777	$5,021	$7,369

Portfolio turnover rate[5]	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.15%. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.61	$10.54	$10.97	$10.96	$11.01

Net investment income[1]	0.15	0.16	0.10	0.13	0.22
Net realized and unrealized gain (loss)	0.12	0.16	(0.34)	0.21	0.18

Net increase (decrease) from investment operations	0.27	0.32	(0.24)	0.34	0.40

Distributions from:[2]
Net investment income	(0.22)	(0.25)	(0.19)	(0.16)	(0.25)
Net realized gain	—	—	—	(0.17)	(0.20)

Total distributions	(0.22)	(0.25)	(0.19)	(0.33)	(0.45)

Net asset value, end of year	$10.66	$10.61	$10.54	$10.97	$10.96

Total Return[3]
Based on net asset value	2.52%	3.08%	(2.20)%	3.15%	3.79%

Ratios to Average Net Assets
Total expenses	1.10%	1.10%	1.07%	1.05%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.92%	0.92%	0.96%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%	0.90%	0.90%	0.96%	0.95%

Net investment income	1.43%	1.50%	0.89%	1.20%	1.99%

Supplemental Data
Net assets, end of year (000)	$517,485	$520,869	$602,786	$742,413	$767,193

Portfolio turnover rate[4]	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	97

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Year Ended September 30,				Period July 18, 2011[1] to September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.58	$10.51	$10.93	$10.93	$10.64

Net investment income[2]	0.10	0.10	0.06	0.08	0.03
Net realized and unrealized gain (loss)	0.10	0.16	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	0.20	0.26	(0.29)	0.28	0.32

Distributions from:[3]
Net investment income	(0.16)	(0.19)	(0.13)	(0.11)	(0.03)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.16)	(0.19)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.62	$10.58	$10.51	$10.93	$10.93

Total Return[4]
Based on net asset value	1.88%	2.53%	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	2.00%[6]	2.13%[6]	1.97%[6]	1.78%[6]	1.69%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.48%	1.48%	1.47%	1.45%	1.45%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.45%	1.45%	1.45%	1.45%	1.45%[7]

Net investment income	0.92%	0.96%	0.53%	0.70%	1.19%[7]

Supplemental Data
Net assets, end of period (000)	$240	$2,169	$4,632	$17,793	$48,148

Portfolio turnover rate[8]	1,090%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2012, the ratio would have been 2.12%, 1.96% and 1.76%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2015.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.60	$10.53	$10.95	$10.95	$11.00

Net investment income[1]	0.07	0.07	0.01	0.04	0.13
Net realized and unrealized gain (loss)	0.11	0.16	(0.33)	0.20	0.18

Net increase (decrease) from investment operations	0.18	0.23	(0.32)	0.24	0.31

Distributions from:[2]
Net investment income	(0.13)	(0.16)	(0.10)	(0.07)	(0.16)
Net realized gain	—	—	—	(0.17)	(0.20)

Total distributions	(0.13)	(0.16)	(0.10)	(0.24)	(0.36)

Net asset value, end of year	$10.65	$10.60	$10.53	$10.95	$10.95

Total Return[3]
Based on net asset value	1.68%	2.25%	(2.91)%	2.23%	2.88%

Ratios to Average Net Assets
Total expenses	1.91%	1.92%[4]	1.89%[4]	1.87%[4]	1.89%[4]

Total expenses after fees waived, reimbursed and paid indirectly	1.75%	1.74%	1.74%	1.78%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.72%	1.72%	1.78%	1.76%

Net investment income	0.62%	0.69%	0.09%	0.38%	1.25%

Supplemental Data
Net assets, end of year (000)	$49,408	$54,894	$69,749	$101,144	$110,260

Portfolio turnover rate[5]	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the year ended September 30, 2014 the ratio would have been 1.91%.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	99

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Year Ended September 30,				Period July 18, 2011[1] to September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.60	$10.53	$10.95	$10.95	$10.66

Net investment income[2]	0.09	0.09	0.03	0.07	0.02
Net realized and unrealized gain (loss)	0.10	0.16	(0.33)	0.20	0.30

Net increase (decrease) from investment operations	0.19	0.25	(0.30)	0.27	0.32

Distributions from:[3]
Net investment income	(0.15)	(0.18)	(0.12)	(0.10)	(0.03)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.15)	(0.18)	(0.12)	(0.27)	(0.03)

Net asset value, end of period	$10.64	$10.60	$10.53	$10.95	$10.95

Total Return[4]
Based on net asset value	1.78%	2.44%	(2.73)%	2.49%	2.96%[5]

Ratios to Average Net Assets
Total expenses	1.74%	1.75%[6]	1.75%[6]	1.77%[6]	1.75%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.55%	1.55%	1.53%	1.53%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	1.53%	1.53%	1.53%[7]

Net investment income	0.81%	0.87%	0.26%	0.63%	1.09%[7]

Supplemental Data
Net assets, end of period (000)	$68,972	$81,936	$93,384	$118,369	$130,322

Portfolio turnover rate[8]	1,090%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013. Excluding the recoupment of past waived fees for the year ended September 30, 2012, the ratio would have been 1.76%.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

					Period
					July 18,
					2011[1] to
	Year Ended September 30,				September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Year Ended September 30,				Period July 18, 2011[1] to September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.54	$10.96	$10.97	$10.67

Net investment income[2]	0.12	0.13	0.06	0.10	0.03
Net realized and unrealized gain (loss)	0.11	0.16	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	0.23	0.29	(0.26)	0.29	0.34

Distributions from:[3]
Net investment income	(0.18)	(0.22)	(0.16)	(0.13)	(0.04)
Net realized gain	—	—	—	(0.17)	—

Total distributions	(0.18)	(0.22)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.66	$10.61	$10.54	$10.96	$10.97

Total Return[4]
Based on net asset value	2.20%	2.76%	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.41%	1.42%	1.42%[6]	1.41%[6]	1.51%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%	1.23%	1.23%	1.21%	1.21%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%	1.21%	1.21%	1.21%	1.21%[7]

Net investment income	1.13%	1.19%	0.58%	0.95%	1.41%[7]

Supplemental Data
Net assets, end of period (000)	$21,940	$23,967	$26,378	$36,167	$40,523

Portfolio turnover rate[8]	1,090%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.41% and 1.38%, respectively.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

					Period
					July 18,
					2011[1] to
	Year Ended September 30,				September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	101

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock GNMA Bond Portfolio	GNMA	Diversified
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Investment Grade Bond Portfolio	Investment Grade Bond	Diversified
BlackRock Secured Credit Portfolio	Secured Credit	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bears expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Class K1 , Institutional and Class R Shares	No	No	None
Service Shares	No	No	None
Investor A Shares	Yes	No2	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Class C Shares	No	Yes	None
Investor C1 Shares	No	Yes	None

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On the close of business on June 23, 2015, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
GNMA	Investor B	Investor A
Inflation Protected Bond	Investor B	Investor A
U.S. Government Bond	Investor B	Investor A

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carry forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	103

Notes to Financial Statements (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	105

Notes to Financial Statements (continued)

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, Secured Credit may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Secured Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2015, Secured Credit had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
USAGM Holdco LLC, Delayed Draw Term Loan (First Lien)	$50,176	$49,674	$49,518	$(156)
USAGM Holdco LLC, Delayed Draw Term Loan (Second Lien)	$22,959	$22,733	$22,672	$(61)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Certain funds may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of September 30, 2015, Secured Credit had outstanding commitments of $3,280,000 and $2,208,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. and LightSquared, Inc., et al., respectively. These commitments are not included in the net assets of Secured Credit as of September 30, 2015.

Borrowed Bond Agreements: U.S. Government Bond may enter into borrowed bond agreements. In a borrowed bond agreement, U.S. Government Bond borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and U.S. Government Bond at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between U.S. Government Bond and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. U.S. Government Bond may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended September 30, 2015, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$5,337,731	0.23%
Inflation Protected Bond	$476,475,934	0.13%
Investment Grade Bond	$88,332	0.33%

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Average Borrowings	Daily Weighted Average Interest Rate
U.S. Government Bond	$280,376,614	(0.01)%

Reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of September 30, 2015, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Net Amount[2]
BlackRock GNMA Portfolio
Counterparty
BNP Paribas Securities Corp.	$30,231,624	$(30,191,749)	$39,875
Citigroup Global Markets, Inc.	6,139,304	(6,139,304)	—

Total	$36,370,928	$(36,331,053)	$39,875

Inflation Protected Bond
Counterparty
Bank of Montreal	$117,634,757	$(117,634,757)	—
BNP Paribas Securities Corp.	148,552,181	(148,552,181)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	165,834,942	(165,834,942)	—
Morgan Stanley & Co. LLC.	131,751,826	(131,751,826)	—
RBC Capital Markets, LLC.	84,448,014	(84,322,795)	$125,219

Total	$648,221,720	$(648,096,501)	$125,219

U.S. Government Bond
Counterparty
BNP Paribas Securities Corp.	$45,226,319	$(45,226,319)	—
Credit Suisse Securities (USA) LLC	8,834,670	(8,834,670)	—
Deutsche Bank Securities, Inc.	16,592,321	(16,592,321)	—
J.P. Morgan Securities LLC	103,182,607	(103,182,607)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	198,988,375	(198,988,375)	—

Total	$372,824,292	$(372,824,292)	—

[1]

Collateral with a value of $38,344,673 for GNMA, $649,488,355 for Inflation Protected Bond and $373,625,343 for U.S. Government Bond has been pledged/received in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount .represents the net payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	109

Notes to Financial Statements (continued)

possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds are reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	111

Notes to Financial Statements (continued)

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate caps and floors — Core Bond enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the floor was entered into.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion - $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion - $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless approved by the Board, including a majority of the independent trustees, or terminated by a majority of the outstanding voting securities of Secured Credit. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2015, the amounts waived were as follows:

GNMA	$91,854
Inflation Protected Bond	$28,861
Investment Grade Bond	$3,565
Secured Credit	$14,592
U.S. Government Bond	$11,917

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.50%	0.75%	0.55%	0.25%

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	113

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$115,636	$404,980	$7,787	—	$1,096,542	—	—	$1,624,945
Inflation Protected	$114,992	$1,374,572	$6,705	—	$2,835,179	—	—	$4,331,448
Investment Grade Bond	—	$42,365	—	—	—	—	—	$42,365
Secured Credit	—	$235,462	—	—	$225,727	—	—	$461,189
U.S. Government Bond	$9,931	$1,292,190	$4,507	$9,602	$528,602	$618,086	$113,298	$2,576,216

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
GNMA	$115,383	$5,941	$4,765	$126,089
Inflation Protected Bond	$39,185	$873	$1,706	$41,764
U.S. Government Bond	$132,879	$6,242	$6,590	$145,711

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$24,846	$73	$4,740	$25	—	$2,986	—	$61	—	$32,731
Inflation Protected Bond	$1,305	$108	$4,641	$30	—	$2,977	—	$923	—	$9,984
Investment Grade Bond	$5	—	$530	—	—	—	—	$48	—	$583
Secured Credit	$201	—	$750	—	—	$393	—	—	—	$1,344
U.S. Government Bond	$1,036	$7	$41,190	$49	$13	$1,027	$365	—	$43	$43,730

[1] On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.
[2] On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.
For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$509,574	$95,841	$191,437	$1,681	—	$131,117	—	$700	—	$930,350
Inflation Protected Bond	$1,641,820	$65,843	$1,063,586	$2,004	—	$391,236	—	$28,724	—	$3,193,213
Investment Grade Bond	$9,700	—	$29,505	—	—	—	—	$12,057	—	$51,262
Secured Credit	$113,223	—	$112,956	—	—	$21,924	—	—	—	$248,103
U.S. Government Bond	$344,357	$7,563	$861,828	$1,409	$8,029	$119,685	$196,825	—	$51,399	$1,591,095

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific, in the Statements of Operations:

GNMA	$490,007
Inflation Protected Bond	$1,665,190
Investment Grade Bond	$48,313
Secured Credit	$179,054
U.S. Government Bond	$537,332

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$89,334	$9,949	$34,420	$173	—	$23,450	—	$2,500	—	$159,826
Inflation Protected Bond	$298,883	$9,783	$114,675	$151	—	$60,728	—	$77,976	—	$562,196
Investment Grade Bond	$1,994	—	$3,510	—	—	—	—	$10,951	—	$16,455
Secured Credit	$33,254	—	$19,929	—	—	$4,788	—	—	—	$57,971
U.S. Government Bond	$32,132	$824	$109,222	$102	$297	$11,274	$16,477	—	$4,828	$175,156

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Institutional	0.55%[1]	0.44%	0.55%	0.70%	0.62%
Service	0.90%	0.75%	N/A	N/A	0.81%
Investor A	1.07%	0.76%[1]	0.90%	0.95%	0.95%[2]
Investor B1	N/A	N/A	N/A	N/A	1.45%
Investor C	1.82%	1.62%	N/A	1.70%	1.72%[1]
Investor C1	N/A	N/A	N/A	N/A	1.53%
Class K3	0.52%	0.32%	0.45%	N/A	0.45%[4]
Class R	1.93%[4]	1.79%[4]	2.22%[4]	N/A	1.21%

[1]	Contractual expense caps effective February 1, 2015.

[2]	Contractual expense cap effective February 1, 2015 was 0.90%. Effective September 1, 2015, Investor A Shares contractual expense cap increased to 0.95%.

[3]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[4]	There were no shares outstanding as of September 30, 2015.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	115

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to February 1, 2016 unless approved by the Board, including a majority of the independent trustees.

Prior to January 28, 2015 for GNMA, Inflation Protected Bond, and U.S. Government Bond, the manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limits expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets were as follows:

	GNMA		Inflation Protected Bond		U.S. Government Bond
	Contractual	Voluntary	Contractual	Voluntary	Contractual	Voluntary
Institutional	0.60%	0.55%	0.44%	—	0.62%	—
Service	0.90%	—	0.75%	—	0.81%	—
Investor A	1.07%	—	0.85%	0.76%	1.07%	0.90%
Investor B1	N/A	N/A	N/A	N/A	1.45%	—
Investor C	1.82%	—	1.62%	—	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%	—
Class K	0.52%	—	0.32%	—	0.45%	—
Class R	1.93%	—	1.79%	—	1.21%	—

The amounts waived or reimbursed are included in fees waived by the Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

For the year ended September 30, 2015, the amounts included in fees waived by the Manager were as follows:

GNMA	$1,093,003
Inflation Protected Bond	$3,801,292
Investment Grade Bond	$303,469
Secured Credit	$46,517
U.S. Government Bond	$650,484

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$89,335	$9,949	—	$9	—	—	—	$2,500	—	$101,793
Inflation Protected Bond	$158,061	$3,717	$55,583	$79	—	—	—	$77,768	—	$295,208
Investment Grade Bond	$499	—	$329	—	—	—	—	$10,940	—	$11,768
Secured Credit	$33,119	—	$19,929	—	—	$4,789	—	—	—	$57,837
U.S. Government Bond	$32,132	$824	$100,711	$52	$293	$11,178	$16,322	—	$4,794	$166,306

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$24,846	$73	—	$2	—	—	—	$60	—	$24,981
Inflation Protected Bond	$1,281	$107	$4,641	$27	—	—	—	$921	—	$6,977
Investment Grade Bond	—	—	$40	—	—	—	—	$48	—	$88
Secured Credit	$196	—	$750	—	—	$393	—	—	—	$1,339
U.S. Government Bond	$1,036	$7	$38,182	$49	$13	$1,017	$362	—	$43	$40,709

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B1	Investor B1	Investor C	Investor C1	Class K2	Class R	Total
GNMA	$357,092	$35,752	—	$1	—	—	—	$623	—	$393,468
Inflation Protected Bond	$48,583	$1,283	$182,042	$94	—	—	—	$27,470	—	$259,472
Investment Grade Bond	$4,107	—	$3,308	—	—	—	—	$11,785	—	$19,200
Secured Credit	$96,661	—	$103,419	—	—	$19,061	—	—	—	$219,141
U.S. Government Bond	$242,939	$7,541	$321,439	$720	$5,544	$30,931	$60,578	—	$15,878	$685,570

1 On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

2 On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Service	Investor A	Investor B1	Investor B1	Total
GNMA	—	—	—	—	$41	—	$41
Inflation Protected Bond	$1,071	$130,752	$12,164	$92,020	$119	—	$236,126
Investment Grade Bond	—	$2,552	—	$4,237	—	—	$6,789
U.S. Government Bond	—	—	—	—	$305	$47	$352

1 On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017
GNMA
Fund Level	$1,219,703	$1,093,003
Institutional	$265,336	$471,274
Service	$32,421	$45,773
Class K1	$3,524	$3,184
Inflation Protected Bond
Fund Level	$4,178,218	$3,801,292
Institutional	$443,833	$207,925
Service	$2	$5,107
Investor A	$684,798	$242,267
Class K1	$118,613	$106,159
Investment Grade Bond
Fund Level	$313,662	$303,469
Institutional	$7,689	$4,606
Investor A	—	$3,676
Class K1	$32,787	$22,773
Secured Credit
Fund Level	$192,855	$46,517
Institutional	$34,689	$129,977
Investor A	$82,814	$124,098
Investor C	$18,491	$24,242
U.S. Government Bond
Fund Level	$675,533	$650,484
Institutional	$264,450	$276,107
Service	$7,823	$8,371
Investor A	—	$460,333
Investor B1	$17,518	$5,850
Investor C	$10,083	$43,126
Investor C1	$107,062	$77,262
Class R	$25,448	$20,714

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

The following Fund level and class specific waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Fund Level	$1,985,359	$5,598,747	$576,298	$165,298	$759,338
Institutional	$320,488	$325,261	$37,654	$22,627	$222,782
Service	$62,610	—	—	—	$10,005
Investor A	—	$150,003	—	$33,234	—
Investor B1	—	—	—	—	$45,669
Investor C	—	—	—	$16,252	$637

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	117

Notes to Financial Statements (continued)

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Investor C1	—	—	—	—	$142,471
Class K1	$11,232	$147,270	$44,303	—	—
Class R	—	—	—	—	$39,535

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$10,808
Inflation Protected Bond	$11,871
Investment Grade Bond	$4,229
Secured Credit	$5,097
U.S. Government Bond	$15,565

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B1	Investor B1	Investor C
GNMA	$186	$282	—	$6,399	$6,867
Inflation Protected Bond	$164	$509	—	$11,924	$12,597
Investment Grade Bond	$16	—	—	—	$16
Secured Credit	$6,754	—	—	$8,565	$15,319
U.S. Government Bond	$6	$610	$42	$2,367	$3,025

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales
Investment Grade Bond	$457,886
Secured Credit	$433,122

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Non-U.S. Government Securities	$9,806,369,130	$233,972,464	$38,231,038	$298,612,031	$7,957,088,223
U.S. Government Securities	87,996,045	2,252,074,835	19,549,360	—	4,100,103,453

Total Purchases	$9,894,365,175	$2,486,047,299	$57,780,398	$298,612,031	$12,057,191,676

Sales
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Non-U.S. Government Securities (includes paydowns)	$10,116,004,384	$115,444,552	$36,097,911	$174,470,309	$8,559,297,548
U.S. Government Securities	63,477,646	1,837,485,023	17,765,110	—	4,014,832,584

Total Sales	$10,179,482,030	$1,952,929,575	$53,863,021	$174,470,309	$12,574,130,132

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

For the year ended September 30, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond
Purchases	$6,247,299,606	$3,858,616,122
Sales	$6,252,094,817	$3,865,987,817

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2015, the following permanent differences attributable to foreign currency transactions, classification of investments, net paydown losses, the accounting for swap agreements, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the reclassification of distributions were reclassified to the following accounts:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Paid in-capital	—	—	—	—	$(2,245,207)
Undistributed (distributions in excess of) net investment income	$6,822,562	$46,787,079	$(62,905)	$601,384	$7,302,734
Accumulated net realized gain (loss)	$(6,822,562)	$(46,787,079)	$62,905	$(601,384)	$(5,057,527)

The tax character of distributions paid was as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Ordinary income
9/30/2015	$15,988,890	$30,004,741	$2,165,311	$11,637,472	$16,127,520
9/30/2014	17,326,367	63,017,586	2,985,927	7,941,994	20,365,392
Long-term capital gains
9/30/2015	—	—	—	122,514	—
9/30/2014	—	44,150,825	6,182,764	170,543	—
Tax Return of Capital
9/30/15	229,200	—	—	—	—
9/30/14	844,263	—	—	—	—

Total
9/30/2015	$16,218,090	$30,004,741	$2,165,311	$11,759,986	$16,127,520

9/30/2014	$18,170,630	$107,168,411	$9,168,691	$8,112,537	$20,365,392

As of September 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Undistributed ordinary income	—	$51,825,168	$217,338	$622,108	$1,962,561
Undistributed long-term capital gains	—	—	—	—	—
Capital loss carryforwards	$(48,695,621)	(83,548,016)	(1,689,993)	(2,456,191)	(44,142,789)
Net unrealized gains (losses)[1]	11,291,269	(14,225,220)	(266,655)	(8,946,067)	3,440,925
Qualified late-year losses[2]	(909)	—	—	—	—
Total	$(37,405,261)	$(45,948,068)	$(1,739,310)	$(10,780,150)	$(38,739,303)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the classification of investments, and the accounting for swap agreements.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	119

Notes to Financial Statements (continued)

As of September 30, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
No expiration date[1]	$48,695,621	$83,548,016	$1,689,993	$2,456,191	$40,699,181
2018	—	—	—	—	3,443,608

Total	$48,695,621	$83,548,016	$1,689,993	$2,456,191	$44,142,789

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2015, BlackRock Investment Grade Bond Fund utilized $999,355 of its capital loss carry forward.

As of September 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Tax cost	$1,304,897,359	$3,430,550,699	$77,682,436	$363,877,493	$1,521,347,785

Gross unrealized appreciation	$14,854,553	$83,140,786	$1,400,356	$656,777	$11,861,048
Gross unrealized depreciation	(1,695,819)	(102,201,439)	(1,551,491)	(9,602,293)	(6,626,702)

Net unrealized appreciation/ (depreciation)	$13,158,734	$(19,060,653)	$(151,135)	$(8,945,516)	$5,234,346

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to Secured Credit and BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but Secured Credit and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which $450 million was specifically designated to Secured Credit and BlackRock Floating Rate Income Portfolio. The remaining $650 million commitment was available to all Participating Funds, but Secured Credit and BlackRock Floating Rate Income Portfolio could borrow up to an additional $350 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

GNMA and U.S. Government Bond invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
GNMA	Shares	Amount	Shares	Amount

Institutional
Shares sold	16,071,035	$159,033,386	13,929,225	$136,175,460
Shares issued in reinvestment of distributions	653,423	6,460,304	669,999	6,544,663
Shares redeemed	(13,761,520)	(136,131,100)	(18,847,009)	(183,790,686)

Net increase (decrease)	2,962,938	$29,362,590	(4,247,785)	$(41,070,563)

Service
Shares sold	1,422,633	$14,072,862	1,608,501	$15,692,395
Shares issued in reinvestment of distributions	94,690	936,300	112,402	1,097,121
Shares redeemed	(3,905,993)	(38,557,998)	(1,682,212)	(16,377,884)

Net increase (decrease)	(2,388,670)	$(23,548,836)	38,691	$411,632

Investor A
Shares received from conversion[1]	20,176	$198,530	—	—
Shares sold and automatic conversion of shares	7,160,226	70,929,049	3,977,435	$38,925,359
Shares issued in reinvestment of distributions	318,182	3,158,967	435,957	4,275,513
Shares redeemed	(4,758,751)	(47,252,807)	(20,060,526)	(196,681,372)

Net increase (decrease)	2,739,833	$27,033,739	(15,647,134)	$(153,480,500)

Investor B
Shares sold	1,493	$14,778	50	$485
Shares issued in reinvestment of distributions	672	6,678	2,261	22,075
Shares converted[1]	(20,223)	(198,530)	—	—
Shares redeemed and automatic conversion of shares	(112,132)	(1,105,662)	(161,021)	(1,569,851)

Net decrease	(130,190)	$(1,282,736)	(158,710)	$(1,547,291)

Investor C
Shares sold	1,392,861	$13,783,947	758,734	$7,409,321
Shares issued in reinvestment of distributions	126,970	1,255,021	186,847	1,823,788
Shares redeemed	(3,463,284)	(34,221,166)	(7,503,451)	(73,022,594)

Net decrease	(1,943,453)	$(19,182,198)	(6,557,870)	$(63,789,485)

Class K2
Shares sold	1,758,370	$17,380,538	283,719	$2,752,742
Shares issued in reinvestment of distributions	30,377	298,977	9,387	91,463
Shares redeemed	(413,959)	(4,069,146)	(228,349)	(2,212,445)

Net increase	1,374,788	$13,610,369	64,757	$631,760

Total Net Increase (Decrease)	2,615,246	$25,992,928	(26,508,051)	$(258,844,447)

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	121

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Inflation Protected Bond	Shares	Amount	Shares	Amount

Institutional
Shares sold	115,567,065	$1,269,056,986	44,748,694	$496,956,882
Shares issued in reinvestment of distributions	1,330,731	14,354,567	3,298,267	36,447,356
Shares redeemed	(59,267,326)	(641,308,840)	(45,592,046)	(504,757,801)

Net increase	57,630,470	$642,102,713	2,454,915	$28,646,437

Service
Shares sold	2,057,275	$22,251,486	1,954,164	$21,599,499
Shares issued in reinvestment of distributions	50,609	542,894	180,489	1,982,197
Shares redeemed	(2,190,635)	(23,606,906)	(3,319,234)	(36,677,601)

Net decrease	(82,751)	$(812,526)	(1,184,581)	$(13,095,905)

Investor A
Shares received from conversion[1]	17,959	$189,828	—	—
Shares sold and automatic conversion of shares	14,457,845	154,578,169	23,873,904	$260,729,127
Shares issued in reinvestment of distributions	612,896	6,508,144	3,303,800	35,803,016
Shares redeemed	(29,759,137)	(318,069,185)	(88,030,584)	(960,885,005)

Net decrease	(14,670,437)	$(156,793,044)	(60,852,880)	$(664,352,862)

Investor B
Shares sold	1,940	$20,600	449	$4,874
Shares issued in reinvestment of distributions	881	9,145	5,653	59,878
Shares converted[1]	(18,484)	(189,828)	—	—
Shares redeemed and automatic conversion of shares	(104,802)	(1,088,822)	(197,489)	(2,107,345)

Net decrease	(120,465)	$(1,248,905)	(191,387)	$(2,042,593)

Investor C
Shares sold	2,043,789	$21,513,684	2,502,636	$27,031,066
Shares issued in reinvestment of distributions	300,357	3,137,999	1,046,458	11,205,787
Shares redeemed	(8,237,842)	(86,356,085)	(16,125,476)	(173,884,618)

Net decrease	(5,893,696)	$(61,704,402)	(12,576,382)	$(135,647,765)

Class K2
Shares sold	12,168,047	$130,076,683	9,340,121	$101,780,805
Shares issued in reinvestment of distributions	398,886	4,230,981	1,398,249	15,157,039
Shares redeemed	(9,935,156)	(106,026,186)	(18,900,492)	(205,411,199)

Net increase (decrease)	2,631,777	$28,281,478	(8,162,122)	$(88,473,355)

Total Net Increase (Decrease)	39,494,898	$449,825,314	(80,512,437)	$(874,966,043)

Investment Grade Bond

Institutional
Shares sold	1,181,127	$11,700,330	629,997	$6,150,756
Shares issued in reinvestment of distributions	26,139	256,244	34,699	346,635
Shares redeemed	(947,528)	(9,300,113)	(6,356,621)	(64,904,181)

Net increase (decrease)	259,738	$2,656,461	(5,691,925)	$(58,406,790)

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Investment Grade Bond (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold	2,227,491	$21,994,357	634,690	$6,268,424
Shares issued in reinvestment of distributions	41,955	410,693	181,256	1,739,397
Shares redeemed	(960,471)	(9,395,712)	(1,727,114)	(16,670,621)

Net increase (decrease)	1,308,975	$13,009,338	(911,168)	$(8,662,800)

Class K2
Shares sold	1,231	$12,124	59,794	$568,235
Shares issued in reinvestment of distributions	106,202	1,044,649	666,449	6,406,916
Shares redeemed	(1,369,550)	(13,626,665)	(816,081)	(7,860,295)

Net decrease	(1,262,117)	$(12,569,892)	(89,838)	$(885,144)

Total Net Increase (Decrease)	306,596	$3,095,907	(6,692,931)	$(67,954,734)

Secured Credit
Institutional
Shares sold	15,572,762	$159,532,079	14,759,483	$154,023,834
Shares issued in reinvestment of distributions	651,180	6,656,348	208,336	2,166,256
Shares redeemed	(6,873,127)	(70,277,510)	(5,580,903)	(58,168,664)

Net increase	9,350,815	$95,910,917	9,386,916	$98,021,426

Investor A
Shares sold	8,117,896	$83,186,007	12,105,714	$126,072,988
Shares issued in reinvestment of distributions	379,037	3,875,257	469,396	4,884,972
Shares redeemed	(6,123,186)	(62,578,526)	(12,913,504)	(134,638,259)

Net increase (decrease)	2,373,747	$24,482,738	(338,394)	$(3,680,299)

Investor C
Shares sold	769,788	$7,887,865	1,133,069	$11,809,322
Shares issued in reinvestment of distributions	66,750	682,831	58,033	603,882
Shares redeemed	(478,201)	(4,899,112)	(757,081)	(7,884,303)

Net increase	358,337	$3,671,584	434,021	$4,528,901

Total Net Increase	12,082,899	$124,065,239	9,482,543	$98,870,028

U.S. Government Bond
Institutional
Shares sold	4,827,384	$51,459,205	4,622,792	$48,830,583
Shares issued in reinvestment of distributions	221,568	2,366,531	243,555	2,559,353
Shares redeemed	(5,257,641)	(56,033,201)	(4,584,563)	(48,299,730)

Net increase (decrease)	(208,689)	$(2,207,465)	281,784	$3,090,206

Service
Shares sold	21,930	$233,901	38,717	$407,809
Shares issued in reinvestment of distributions	7,372	78,714	8,613	90,461
Shares redeemed	(58,945)	(626,609)	(40,664)	(427,994)

Net increase (decrease)	(29,643)	$(313,994)	6,666	$70,276

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	123

Notes to Financial Statements (concluded)

	Year Ended September 30, 2015		Year Ended September 30, 2014
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares received from conversion[1]	10,570	$111,726	—	—
Shares sold and automatic conversion of shares	16,806,943	179,240,222	4,557,118	$47,996,413
Shares issued in reinvestment of distributions	806,656	8,638,159	1,031,925	10,865,323
Shares redeemed	(18,157,447)	(194,176,265)	(13,681,457)	(144,266,559)

Net decrease	(533,278)	$(6,186,158)	(8,092,414)	$(85,404,823)

Investor B
Shares sold	1,542	$16,451	9,005	$94,327
Shares issued in reinvestment of distributions	490	5,227	2,197	22,995
Shares converted[1]	(10,623)	(111,726)	—	—
Shares redeemed and automatic conversion of shares	(75,194)	(798,618)	(137,737)	(1,446,614)

Net decrease	(83,785)	$(888,666)	(126,535)	$(1,329,292)

Investor B1
Shares sold	7,833	$83,819	21,120	$221,433
Shares issued in reinvestment of distributions	1,749	18,705	5,142	53,838
Shares redeemed	(192,102)	(2,048,377)	(261,962)	(2,749,501)

Net decrease	(182,520)	$(1,945,853)	(235,700)	$(2,474,230)

Investor C
Shares sold	1,614,024	$17,208,495	579,447	$6,106,705
Shares issued in reinvestment of distributions	51,006	545,305	79,693	836,244
Shares redeemed	(2,202,891)	(23,496,242)	(2,103,383)	(22,152,517)

Net decrease	(537,861)	$(5,742,442)	(1,444,243)	$(15,209,568)

Investor C1
Shares sold	640,994	$6,841,496	753,995	$7,917,577
Shares issued in reinvestment of distributions	88,640	947,551	127,813	1,341,886
Shares redeemed	(1,981,810)	(21,150,183)	(2,019,739)	(21,252,938)

Net decrease	(1,252,176)	$(13,361,136)	(1,137,931)	$(11,993,475)

Class R
Shares sold	716,157	$7,650,712	903,941	$9,523,867
Shares issued in reinvestment of distributions	36,228	387,945	48,423	509,633
Shares redeemed	(952,523)	(10,186,095)	(1,195,938)	(12,591,906)

Net decrease	(200,138)	$(2,147,438)	(243,574)	$(2,558,406)

Total Net Decrease	(3,028,090)	$(32,793,152)	(10,991,947)	$(115,809,312)

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

124	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2015, and the related statements of operations and cash flows for BlackRock Inflation Protected Bond Portfolio and BlackRock U.S. Government Bond Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio each of BlackRock Funds II as of September 30, 2015, the results of their operations and cash flows for BlackRock Inflation Protected Bond Portfolio and BlackRock U.S. Government Bond Portfolio for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2015:

	Payable Dates	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest-Related Dividends and
Qualified Short-Term Capital	October 2014 - January 2015	100.00%	71.95%	100.00%	97.30%	95.19%
Gains for Non-US Residents[1]	February 2015 - September 2015	100.00%	48.35%	75.68%	80.30%	74.75%
Qualified Dividend Income for	October 2014 - January 2015	—	—	12.40%	—	—
Individuals[2]	February 2015 - September 2015	—	—	11.08%	—	—
Dividends Qualifying for the
Dividend Received Deduction	October 2014 - January 2015	—	—	12.40%	—	—
for Corporations[2]	February 2015 - September 2015	—	—	11.08%	—	—
Federal Obligation Interest[3]		39.30%	91.66%	12.28%	—	32.47%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received is exempt from state income taxes.

Additionally, the following Fund distributed long-term capital gains per share to shareholders of record on December 19, 2014:

Secured Credit	$0.005608

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	125

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”), BlackRock Investment Grade Bond Portfolio (the “Investment Grade Bond Portfolio”), BlackRock Secured Credit Portfolio (the “Secured Credit Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	127

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the GNMA Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Inflation Protected Bond Portfolio ranked in the third, second and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Inflation Protected Bond Portfolio’s underperformance during the one-year period and the Board noted that they will monitor the Inflation Protected Bond Portfolio’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Investment Grade Bond Portfolio ranked in the second, fourth and first quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Secured Credit Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the first quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

128	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the GNMA Portfolio’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the GNMA Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Inflation Protected Bond Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Inflation Protected Bond Portfolio’s Expense Peers. The Board determined that the Inflation Protected Bond Portfolio’s contractual management fee rate was appropriate in light of the contractual management fee rate paid by the Inflation Protected Bond Portfolio’s Expense Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Inflation Protected Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Inflation Protected Bond Portfolio’s total expenses as a percentage of the Inflation Protected Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Investment Grade Bond Portfolio’s contractual management fee rate ranked in third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Investment Grade Bond Portfolio’s Expense Peers. The Board determined that the Investment Grade Bond Portfolio’s contractual management fee rate was appropriate in light of the contractual management fee rate paid by the Investment Grade Bond Portfolio’s Expense Peers. The Board also noted that the Investment Grade Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Investment Grade Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Investment Grade Bond Portfolio’s total expenses as a percentage of the Investment Grade Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Secured Credit Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Secured Credit Portfolio’s Expense Peers. The Board also noted that the Secured Credit Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Secured Credit Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Secured Credit Portfolio’s total expenses as a percentage of the Secured Credit Portfolio’s average daily net assets on a class-by-class basis

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had voluntarily agreed to a cap to further limit the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets on a class-by-class basis, as applicable. The voluntary expense cap was implemented on June 1, 2012 and subsequently converted to a contractual cap. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap, at the same levels, with the exception of one share class, where the contractual cap would be increased. This expense cap increase became effective on September 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	129

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

130	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	131

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

132	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their resignation, retirement, removal or death as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 75. Officers of the Trust serve at the pleasure of the Board.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	133

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Trust Officers[2]
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

134	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	135

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable5-9/15-AR

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

On the close of business on June 23, 2015, the Fund’s Investor B Shares converted to Investor A Shares. In addition, on the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

How did the Fund perform?

•	For the 12-month period ended September 30, 2015, the Fund underperformed the benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The main detractors from performance relative to its benchmark were the Fund’s underweight U.S. duration (sensitivity to interest rate movements) positioning along with its exposure to U.S. Treasury Inflation Protected Securities (“TIPS”) in breakeven form. (“Breakeven” refers to the spread between real and nominal yields.)

•

The most significant contributors to performance were the Fund’s overweight allocation to securitized assets such as commercial mortgage-backed securities and asset-backed securities, and the Fund’s tactical shifts with respect to its weighting in U.S. investment grade credits. The Fund’s allocations in municipal securities and high yield securities and its active currency positioning also added to relative return.

Describe recent portfolio activity.

•

During the period, the Fund tactically adjusted the duration of its U.S. holdings, maintaining a modest underweight duration for almost the entire period. The Fund also kept an underweight exposure in U.S. investment grade credit given low yields in early 2015, but began to reduce the underweight as yields rose in the second quarter. Given the strong performance experienced by securitized assets and increasing macroeconomic concerns, the Fund’s allocation in securitized assets was slightly reduced near period end. In terms of currency allocation, the Fund maintained a strong U.S. dollar bias early in the period, but gradually scaled this back beginning in March 2015 on uncertainty surrounding U.S. Federal Reserve policy.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period with a modestly underweight U.S. duration and U.S. investment grade credit. The Fund maintained overweight exposures in securitized assets, despite some trimming late in the period. The Fund also held modest exposures in U.S. municipal securities, non-U.S. securities and TIPS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	38%
U.S. Treasury Obligations	28
Corporate Bonds	20
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	74%
AA/Aa	5
A	11
BBB/Baa	9
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Aggregate Bond Index (the benchmark).

[3]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.92%	1.76%	(0.88)%	2.66%	N/A	3.38%	N/A	4.27%	N/A
Service	1.69	1.68	(1.03)	2.44	N/A	3.09	N/A	3.99	N/A
Investor A	1.52	1.51	(1.05)	2.42	(1.67)%	3.07	2.24%	3.95	3.53%
Investor C	0.84	0.84	(1.32)	1.66	0.66	2.32	2.32	3.14	3.14
Class K5	1.96	1.93	(0.85)	2.83	N/A	3.51	N/A	4.38	N/A
Class R	1.33	1.20	(1.17)	2.17	N/A	2.79	N/A	3.65	N/A
Barclays U.S. Aggregate Bond Index	—	—	(0.47)	2.94	N/A	3.10	N/A	4.64	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[5]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,026.60	$2.44	$2.29	$1,000.00	$1,022.66	$2.43	$1,022.81	$2.28
Service	$1,000.00	$1,024.40	$4.01	$3.91	$1,000.00	$1,021.11	$4.00	$1,021.21	$3.90
Investor A	$1,000.00	$1,024.20	$4.16	$4.01	$1,000.00	$1,020.96	$4.15	$1,021.11	$4.00
Investor C	$1,000.00	$1,016.60	$7.94	$7.79	$1,000.00	$1,017.20	$7.94	$1,017.35	$7.79
Class K	$1,000.00	$1,028.30	$2.24	$2.03	$1,000.00	$1,022.86	$2.23	$1,023.06	$2.03
Class R	$1,000.00	$1,021.70	$5.42	$5.27	$1,000.00	$1,019.70	$5.42	$1,019.85	$5.27

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.79% for Service, 0.82% for Investor A, 1.57% for Investor C, 0.44% for Class K and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.77% for Service, 0.79% for Investor A, 1.54% for Investor C, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	5

Fund Summary as of September 30, 2015	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

How did the Fund perform?

•

For the 12-month period ended September 30, 2015, the Fund’s Institutional, Service, Investor A and Class K Shares outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while Class R Shares performed in line and all other share classes underperformed its benchmark.

What factors influenced performance?

•

With the energy and metals & mining sectors both posting double-digit losses over the 12-month period, the Fund’s underweight to these sectors contributed positively to relative results. Credit selection in the independent energy sector, where the Fund maintained an up-in-quality bias, further boosted returns. Additionally, the Fund’s exposure to names in the building materials, aerospace & defense and technology sectors contributed to relative performance. While high yield remained under pressure, floating-rate, high yield bank loans held up relatively well, and the Fund’s modest allocation to loans was additive to returns.

•

The Fund’s exposures to select equity and equity-like investments (preferred and convertible securities) detracted from performance during the period. Within this basket of securities, notable underperformance came from names in the transportation services, banking, gaming and chemicals sectors.

•	During the period, the Fund employed derivative strategies including short positions in equity futures taken in order to reduce overall portfolio volatility. On balance, these positions contributed to relative performance. Indexed exposure to high yield credit via credit default swaps and other derivative products detracted as the high yield market traded broadly lower.

Describe recent portfolio activity.

•

The Fund’s positioning grew increasingly cautious over the period as sector-specific risks tied to commodity prices remained elevated and investor uncertainties mounted regarding Greece, China’s equity markets and currency devaluation, U.S. Federal Reserve policy, and global growth. The Fund increased its short equity exposure during the period, resulting in a net short position in equities by period end. In addition, the Fund increased its holdings in more liquid, index-based high yield positions. Lastly, the Fund selectively added to names in the health care and pharmaceuticals sectors, while reducing exposure to gaming.

Describe portfolio positioning at period end.

•

As of period end, the Fund held the majority of its portfolio in corporate bonds, with a meaningful allocation in floating rate bank loans as well. The Fund also held a modest percentage in common stocks viewed as presenting a better risk/reward profile than CCC-rated bonds, along with a corresponding short position in equity futures to mitigate volatility. Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund remained in underweight BB-rated high yield bonds, but overweight to single B-rated credits, as well as catalyst-driven CCC-rated names. With respect to individual issues, the largest overweight positions were in HD Supply Holdings, Inc., Ally Financial and Realogy Group LLC.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	79%
Floating Rate Loan Interests	7
Preferred Securities	5
Common Stocks	4
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	6
BB/Ba	35
B	41
CCC/Caa	8
N/R	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.56%	5.54%	(4.14)%	(2.82)%	N/A	6.94%	N/A	7.28%	N/A
Service	5.20	5.20	(4.28)	(3.13)	N/A	6.57	N/A	6.93	N/A
Investor A	5.28	5.27	(4.14)	(3.11)	(6.99)%	6.61	5.74%	6.92	6.49%
Investor B	4.66	4.66	(4.67)	(3.96)	(8.04)	5.73	5.42	6.35	6.35
Investor B1	4.95	4.92	(4.42)	(3.65)	(7.27)	6.07	5.75	6.41	6.41
Investor C	4.49	4.48	(4.52)	(3.85)	(4.76)	5.80	5.80	6.14	6.14
Investor C1	4.80	4.79	(4.55)	(3.68)	(4.59)	6.00	6.00	6.33	6.33
Class K5	5.65	5.48	(4.10)	(2.76)	N/A	7.02	N/A	7.35	N/A
Class R	4.93	4.90	(4.31)	(3.43)	N/A	6.26	N/A	6.63	N/A
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(4.82)	(3.40)	N/A	6.14	N/A	7.26	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[5]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$971.80	$2.97	$2.92	$1,000.00	$1,022.06	$3.04	$1,022.11	$2.99
Service	$1,000.00	$968.70	$4.44	$4.44	$1,000.00	$1,020.56	$4.56	$1,020.56	$4.56
Investor A	$1,000.00	$968.90	$4.54	$4.54	$1,000.00	$1,020.46	$4.66	$1,020.46	$4.66
Investor B	$1,000.00	$960.40	$8.50	$8.45	$1,000.00	$1,016.39	$8.74	$1,016.44	$8.69
Investor B1	$1,000.00	$963.50	$7.19	$7.19	$1,000.00	$1,017.75	$7.38	$1,017.75	$7.38
Investor C	$1,000.00	$961.50	$8.21	$8.21	$1,000.00	$1,016.70	$8.44	$1,016.70	$8.44
Investor C1	$1,000.00	$963.20	$7.23	$7.23	$1,000.00	$1,017.70	$7.44	$1,017.70	$7.44
Class K	$1,000.00	$972.40	$2.57	$2.52	$1,000.00	$1,022.46	$2.64	$1,022.51	$2.59
Class R	$1,000.00	$965.70	$6.01	$5.96	$1,000.00	$1,018.95	$6.17	$1,019.00	$6.12

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.90% for Service, 0.92% for Investor A, 1.73% for Investor B, 1.46% for Investor B1, 1.67% for Investor C, 1.47% for Investor C1, 0.52% for Class K and 1.22% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.90% for Service, 0.92% for Investor A, 1.72% for Investor B, 1.46% for Investor B1, 1.67% for Investor C, 1.47% for Investor C1, 0.51% for Class K and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	7

Fund Summary as of September 30, 2015	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

On the close of business on June 23, 2015, the Fund’s Investor B Shares and Investor B3 shares converted to Investor A Shares. In addition, on the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

How did the Fund perform?

•

For the 12-month period ended September 30, 2015, the Fund’s Class K Shares outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index, while Institutional Shares performed in line and all other share classes underperformed.

What factors influenced performance?

•

The main contributors to performance relative to its benchmark during the period were the Fund’s allocations in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). In addition, the Fund’s selective high yield exposure contributed to performance. A tactical trade in taxable municipal debt during the first half of the reporting period also was additive, though to a lesser extent.

•	The principal detractor from performance was the Fund’s underweight exposure to U.S. Treasuries and its positioning with respect to overall portfolio duration (sensitivity to interest rate movements).

•	The Fund held derivatives as part of managing its duration and foreign exchange hedging strategies. During the period, the use of derivatives had no material impact on Fund returns.

Describe recent portfolio activity.

•

Following the conclusion of the Federal Reserve’s quantitative easing program at the start of the reporting period, in subsequent months the Fund gradually reduced its corporate credit exposure to its lowest level in five years while increasing the allocation to U.S. Treasuries. This shift was based on the view that corporate spreads may widen based on current valuations and heightened market volatility, while U.S. rates may decline on potential “risk-off” market sentiment.

•

The Fund began to add exposure to structured credit products such as ABS and CMBS, as both sectors offer more attractive relative value within the fixed income universe compared with corporate credit. The Fund was positioned with a shorter duration bias from the beginning of the reporting period, as the Fed’s plans to raise short-term interest rates started to become more concrete. However, tactical adjustments designed to benefit from a selloff of short-term rates were employed during key events such as releases of economic indicators and scheduled Federal Reserve meetings.

Describe portfolio positioning at period end.

•

The Fund’s sector allocation at period end reflected the investment advisor’s cautious stance toward investment grade corporate credit. The sector has experienced heightened event risk due to increased merger & acquisition activity as well as rising balance sheet leverage, particularly among industrials. Within corporate credit, the Fund had a preference for financials over industrials, and continued underweights in both energy and metals & mining. In contrast, at period end exposure to structured credit reflected a constructive view, with a significant combined allocation in ABS, collateralized loan obligations and CMBS. The Fund had limited exposure to select high yield corporate names and was underweight emerging market debt compared with the benchmark. Lastly, the Fund maintained its shorter duration bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	29%
Asset-Backed Securities	24
U.S. Treasury Obligations	21
Non-Agency Mortgage-Backed Securities	14
U.S. Government Sponsored Agency Securities	9
Foreign Government Obligations	2
Capital Trusts	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	57%
AA/Aa	3
A	11
BBB/Baa	17
BB/Ba	6
B	2
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]   An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2015
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.59%	1.56%	0.32%	1.19%	N/A	2.34%	N/A	3.07%	N/A
Service	1.37	1.37	0.18	0.78	N/A	1.97	N/A	2.71	N/A
Investor A	1.29	1.28	0.16	0.75	(1.51)%	1.97	1.51%	2.70	2.47%
Investor A1	1.43	1.41	0.24	0.94	(0.07)	2.13	1.93	2.87	2.77
Investor C	0.52	0.45	(0.22)	0.11	(0.89)	1.24	1.24	1.95	1.95
Investor C2	1.14	1.13	0.08	0.60	(0.40)	1.82	1.82	2.56	2.56
Investor C3	0.60	0.59	(0.20)	0.14	(0.85)	1.21	1.21	1.90	1.90
Class K5	1.64	1.62	0.34	1.24	N/A	2.38	N/A	3.12	N/A
Class R	1.01	0.97	0.02	0.48	N/A	1.56	N/A	2.23	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.43	1.16	N/A	1.10	N/A	2.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[5]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated to Class K Shares.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[6]	Ending Account Value September 30, 2015	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,011.90	$2.27	$2.27	$1,000.00	$1,022.81	$2.28	$1,022.81	$2.28
Service	$1,000.00	$1,007.80	$3.67	$3.67	$1,000.00	$1,021.41	$3.70	$1,021.41	$3.70
Investor A	$1,000.00	$1,007.50	$3.98	$3.98	$1,000.00	$1,021.11	$4.00	$1,021.11	$4.00
Investor A1	$1,000.00	$1,009.40	$3.02	$3.02	$1,000.00	$1,022.06	$3.04	$1,022.06	$3.04
Investor C	$1,000.00	$1,001.10	$7.68	$7.68	$1,000.00	$1,017.40	$7.74	$1,017.40	$7.74
Investor C2	$1,000.00	$1,006.00	$4.73	$4.73	$1,000.00	$1,020.36	$4.76	$1,020.36	$4.76
Investor C3	$1,000.00	$1,001.40	$7.53	$7.48	$1,000.00	$1,017.55	$7.59	$1,017.60	$7.54
Class K	$1,000.00	$1,012.40	$2.02	$2.02	$1,000.00	$1,023.06	$2.03	$1,023.06	$2.03
Class R	$1,000.00	$1,004.80	$5.23	$5.23	$1,000.00	$1,019.85	$5.27	$1,019.85	$5.27

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.73% for Service, 0.79% for Investor A, 0.60% for Investor A1, 1.53% for Investor C, 0.94% for Investor C2, 1.50% for Investor C3, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.73% for Service, 0.79% for Investor A, 0.60% for Investor A1, 1.53% for Investor C, 0.94% for Investor C2, 1.49% for Investor C3, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	9

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of each Fund were redesignated as Class K Shares.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond’s Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares (available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”)) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. On the close of business on June 23, 2015, all issued and outstanding Investor B Shares of Low Duration Bond and BlackRock Core Bond Portfolio (“Core Bond”) were converted into Investor A Shares with the same relative aggregate NAV.

•

Investor B1 Shares (available only in High Yield Bond) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, High Yield Bond’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and

0.25% per year, respectively. Investor C Shares are generally available through financial intermediaries. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and Core Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, C1, C2 and C3 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	11

Schedule of Investments September 30, 2015	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2012-1AR, Class BR, 2.60%, 9/20/23 (a)(b)	USD	1,640	$1,637,064
Series 2015-2A, Class B, 2.55%, 10/28/27 (a)(b)		1,500	1,490,745
ALM V Ltd., Series 2012-5A, Class A2R, 2.41%, 10/18/27 (a)(b)		1,000	997,000
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.14%, 4/24/24 (a)(b)		1,148	1,133,679
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.14%, 4/24/24 (a)(b)		605	599,561
ALM XIV Ltd., Series 2014-14A, Class A1, 1.72%, 7/28/26 (a)(b)		2,070	2,053,706
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		344	337,560
Apidos CLO IX, Series 2012-9AR, Class BR, 2.14%, 7/15/23 (a)(b)		1,415	1,408,774
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	128	142,792
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	465	463,688
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.70%, 10/22/25 (a)(b)		3,965	3,924,138
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.49%, 7/15/24 (a)(b)		1,850	1,822,750
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.39%, 11/20/24 (a)(b)		2,850	2,850,036
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.68%, 1/20/25 (a)(b)		6,090	6,063,204
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		1,894	1,894,873
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		1,030	1,035,531
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		1,050	1,056,807
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		1,005	1,007,148
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		1,290	1,297,936
CIFC Funding Ltd.:
Series 2014-2A, Class A1L, 1.81%, 5/24/26 (a)(b)		1,685	1,670,132
Series 2014-5A, Class A1, 1.87%, 1/17/27 (a)(b)		2,770	2,761,078
Series 2015-3A, Class B, 2.38%, 10/19/27 (a)(b)		1,060	1,056,608

Asset-Backed Securities		Par (000)	Value
Colony American Homes, Series 2015-1A, Class A, 1.41%, 7/17/32 (a)(b)	USD	1,179	$1,164,843
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.67%, 1/15/25 (a)(b)		2,750	2,739,593
Flatiron CLO Ltd., Series 2011-1A, Class A, 1.84%, 1/15/23 (a)(b)		3,980	3,983,772
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,098,761
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.26%, 3/25/36 (b)		959	571,388
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.56%, 10/28/24 (a)(b)		4,330	4,287,905
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.53%, 9/20/22 (a)(b)		1,230	1,229,930
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		85	84,323
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.21%, 6/17/31 (a)(b)		670	657,921
Series 2014-SFR2, Class A, 1.31%, 9/17/31 (a)(b)		966	945,683
Series 2015-SFR3, Class A, 1.51%, 8/17/32 (a)(b)		1,494	1,472,392
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.44%, 7/15/25 (a)(b)		3,985	3,905,699
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.45%, 4/12/24 (a)(b)		7,500	7,395,959
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		1,290	1,301,651
Series 2014-CTA, Class B, 1.96%, 10/17/44 (a)(b)		895	855,420
Series 2015-AA, Class A2B, 1.41%, 12/15/28 (a)(b)		2,160	2,172,988
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 1.71%, 1/18/24 (a)(b)		3,895	3,855,678
Oaktree EIF II Ltd., Series 2014-A2, Class B, 2.57%, 11/15/25 (a)(b)		1,005	996,721
OCP CLO Ltd.:
Series 2015-8A, Class A1, 1.80%, 4/17/27 (a)(b)		200	198,694
Series 2015-8A, Class A2A, 2.37%, 4/17/27 (a)(b)		260	256,820
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.41%, 7/17/25 (a)(b)		4,590	4,519,773

Portfolio Abbreviations
ABS	Asset-Backed Security	ETF	Exchange-Traded Fund	MYR	Malaysian Ringgit
ADR	American Depositary Receipts	EUR	Euro	OTC	Over-the-counter
AKA	Also Known As	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
AUD	Australian Dollar	FKA	Formerly Known As	RB	Revenue Bonds
BRL	Brazilian Real	GBP	British Pound	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	GO	General Obligation Bonds	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CDO	Collateralized Debt Obligation	JIBAR	Johannesburg Interbank Agreed Rate	S&P	Stand & Poor’s
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SAR	Saudi Riyal
CLP	Chilean Peso	KRW	South Korean Won	SCA	Svenska Celluosa Aktiebolaget
CNY	Chinese Yuan	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	TRY	Turkish Lira
EBITDA	Earnings Before Interest, Taxes,	MXN	Mexican Peso	USD	US Dollar
	Depreciation and Amortization			ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.60%, 8/23/24 (a)(b)	USD	4,495	$4,468,089
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,200	6,199,975
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		5,470	5,469,573
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		750	752,670
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		997	1,007,048
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		997	1,017,641
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		3,560	3,551,933
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		2,566	2,561,715
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.45%, 7/22/25 (a)(b)		7,845	7,728,110
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.78%, 10/30/23 (a)(b)		6,920	6,903,554
PFS Financing Corp., Series 2014-BA, Class A, 0.81%, 10/15/19 (a)(b)		6,255	6,226,721
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		1,610	1,610,589
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		790	781,202
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		91	90,985
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		329	329,008
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		218	218,528
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		382	382,476
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		376	377,244
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		445	445,392
Scholar Funding Trust, Series 2011-A, Class A, 1.19%, 10/28/43 (a)(b)		5,514	5,486,607
Silvermore CLO Ltd., Series 2014-1A, Class A1, 1.77%, 5/15/26 (a)(b)		1,300	1,286,805
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.46%, 7/15/36 (b)		4,841	4,799,943
Series 2010-B, Class A2, 3.71%, 7/15/42 (a)(b)		1,778	1,835,764
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.89%, 12/16/30 (b)		2,684	2,601,948
Series 2003-B, Class A2, 0.74%, 3/15/22 (b)		2,067	2,042,267
Series 2004-B, Class A2, 0.54%, 6/15/21 (b)		2,793	2,778,270
Series 2004-B, Class A3, 0.67%, 3/15/24 (b)		2,200	2,023,518
Series 2005-B, Class A2, 0.52%, 3/15/23 (b)		3,528	3,498,928
Series 2006-A, Class A4, 0.53%, 12/15/23 (b)		6,336	6,262,263
Series 2006-C, Class A4, 0.51%, 3/15/23 (b)		504	498,702
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.71%, 1/15/43 (a)(b)		3,115	3,292,842
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,280	1,343,670
Series 2011-B, Class A3, 2.46%, 6/16/42 (a)(b)		1,912	2,013,168

Asset-Backed Securities		Par (000)	Value
Series 2011-C, Class A2A, 3.46%, 10/17/44 (a)(b)	USD	2,075	$2,201,305
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		4,030	4,318,689
Series 2012-A, Class A1, 1.61%, 8/15/25 (a)(b)		3,809	3,821,751
Series 2012-C, Class A1, 1.31%, 8/15/23 (a)(b)		1,794	1,795,007
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,384,848
Series 2012-E, Class A1, 0.96%, 10/16/23 (a)(b)		1,619	1,617,723
Series 2012-E, Class A2B, 1.96%, 6/15/45 (a)(b)		1,000	1,020,400
Series 2013-A, Class A1, 0.81%, 8/15/22 (a)(b)		2,481	2,476,086
Series 2013-A, Class A2B, 1.26%, 5/17/27 (a)(b)		10,060	10,025,796
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	426,201
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		15,560	15,528,833
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	581,788
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,424,405
Series 2014-A, Class A1, 0.81%, 7/15/22 (a)(b)		1,604	1,600,135
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 0.71%, 9/15/21 (a)(b)		2,976	2,959,205
Series 2015-B, Class A2B, 1.41%, 7/15/27 (a)(b)		680	674,764
Series 2015-B, Class A3, 1.96%, 5/17/32 (a)(b)		1,770	1,763,203
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		1,530	1,438,231
SoFi Professional Loan Program LLC:
Series 2015-B, Class A1, 1.24%, 4/25/35 (a)(b)		1,097	1,081,951
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		2,112	2,112,584
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.66%, 1/21/26 (a)(b)		1,505	1,488,445
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		4,605	4,653,578
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		1,445	1,450,318
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		699	688,307
SWAY Residential Trust, Series 2014-1, Class A, 1.51%, 1/17/20 (a)(b)		4,188	4,139,807
Synchrony Credit Card Master Note Trust, Series 2015-4, Class A, 2.38%, 9/15/23		6,240	6,274,070
TICP CLO III Ltd.:
Series 2014-3A, Class A, 1.83%, 1/20/27 (a)(b)		1,230	1,222,070
Series 2014-3A, Class B1, 2.64%, 1/20/27 (a)(b)		250	249,262
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.46%, 5/17/32 (a)(b)		530	522,263
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.89%, 1/15/26 (a)(b)		1,190	1,185,624
Voya CLO Ltd.:
Series 2012-2RA, Class BR, 2.24%, 10/15/22 (a)(b)		1,120	1,114,994
Series 2013-3A, Class A1, 1.74%, 1/18/26 (a)(b)		2,175	2,152,075

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 1.87%, 10/17/26 (a)(b)	USD	4,160	$4,161,248
Total Asset-Backed Securities — 8.7%			271,842,838

Corporate Bonds
Aerospace & Defense — 0.2%
Boeing Co., 2.35%, 10/30/21		630	628,770
Lockheed Martin Corp.:
3.60%, 3/01/35		820	752,496
4.07%, 12/15/42		821	776,956
Northrop Grumman Corp., 3.85%, 4/15/45		1,778	1,600,154
Raytheon Co., 3.15%, 12/15/24		443	447,775
United Technologies Corp., 4.15%, 5/15/45		956	927,608

			5,133,759
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		1,826	1,901,708
3.90%, 2/01/35		164	150,774
4.10%, 2/01/45		968	876,831

			2,929,313
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		3,594	3,523,917
Southwest Airlines Co., 2.75%, 11/06/19		790	805,001

			4,328,918
Auto Components — 0.0%
BorgWarner, Inc., 3.38%, 3/15/25		1,159	1,134,852
Automobiles — 0.2%
Daimler Finance North America LLC:
2.25%, 3/02/20 (a)		4,000	3,881,384
2.45%, 5/18/20 (a)		2,660	2,600,270

			6,481,654
Banks — 4.6%
Abbey National Treasury Services PLC, 2.38%, 3/16/20		3,965	3,982,462
Bank of America Corp.:
2.25%, 4/21/20		6,623	6,525,185
3.30%, 1/11/23		2,966	2,943,322
4.00%, 1/22/25		2,728	2,673,617
3.95%, 4/21/25		3,763	3,660,778
3.88%, 8/01/25		5,666	5,744,706
4.88%, 4/01/44		345	358,133
Bank of Nova Scotia:
1.30%, 7/21/17		8,340	8,349,232
2.80%, 7/21/21		3,861	3,899,475
Barclays PLC:
2.75%, 11/08/19		2,455	2,470,943
2.88%, 6/08/20		2,646	2,645,727
3.65%, 3/16/25		1,524	1,455,033
BB&T Corp., 2.45%, 1/15/20		1,685	1,700,964
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,399,170
Citigroup, Inc.:
1.80%, 2/05/18		2,564	2,561,513
2.50%, 9/26/18		2,919	2,957,761
2.50%, 7/29/19		5,149	5,181,552
2.40%, 2/18/20		4,585	4,562,763
3.50%, 5/15/23		1,779	1,731,848
3.88%, 3/26/25		1,890	1,836,723
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.38%, 8/04/25		1,997	1,998,432

Corporate Bonds		Par (000)	Value
Banks (continued)
Danske Bank A/S, 2.75%, 9/17/20 (a)	USD	3,165	$3,189,722
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,065,800
HSBC USA, Inc.:
2.35%, 3/05/20		7,689	7,583,345
2.75%, 8/07/20		2,520	2,529,132
JPMorgan Chase & Co.:
1.35%, 2/15/17		3,969	3,974,160
2.20%, 10/22/19		1,664	1,655,743
2.75%, 6/23/20		5,155	5,199,116
3.88%, 9/10/24		3,755	3,719,117
3.90%, 7/15/25		8,483	8,640,122
4.25%, 10/01/27		1,585	1,578,514
KeyBank N.A., 2.25%, 3/16/20		1,228	1,224,079
KeyCorp., 2.90%, 9/15/20		1,243	1,252,298
Nordea Bank AB, 2.50%, 9/17/20 (a)		1,803	1,815,868
Royal Bank of Canada, 2.15%, 3/06/20		3,855	3,864,433
Santander UK Group Holdings PLC, 4.75%, 9/15/25 (a)		1,024	1,015,433
Swedbank AB, 2.20%, 3/04/20 (a)		5,372	5,359,032
U.S. Bancorp, 2.95%, 7/15/22		2,700	2,686,117
Wells Fargo & Co.:
2.60%, 7/22/20		2,198	2,220,171
3.55%, 9/29/25		1,780	1,780,669
3.90%, 5/01/45		1,961	1,802,128

			143,794,338
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		633	543,441
Molson Coors Brewing Co., 5.00%, 5/01/42		446	393,259

			936,700
Biotechnology — 0.5%
Amgen, Inc.:
2.13%, 5/01/20		1,820	1,796,247
3.13%, 5/01/25		1,906	1,824,995
5.65%, 6/15/42		1,525	1,707,230
4.40%, 5/01/45		946	868,581
Baxalta, Inc., 4.00%, 6/23/25 (a)		778	779,206
Biogen, Inc.:
2.90%, 9/15/20		726	733,347
3.63%, 9/15/22		1,240	1,249,771
4.05%, 9/15/25		1,044	1,054,631
5.20%, 9/15/45		820	827,419
Celgene Corp.:
2.25%, 5/15/19		1,533	1,549,483
3.25%, 8/15/22		1,551	1,553,444
Gilead Sciences, Inc.:
2.35%, 2/01/20		436	439,128
3.65%, 3/01/26		392	393,825
4.60%, 9/01/35		446	446,384
4.50%, 2/01/45		946	909,149
4.75%, 3/01/46		357	358,646

			16,491,486
Capital Markets — 1.5%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		2,546	2,568,764
3.00%, 2/24/25		2,271	2,232,348
Credit Suisse, 3.00%, 10/29/21		1,540	1,543,175
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20 (a)		2,789	2,781,208
4.88%, 5/15/45 (a)		2,157	2,113,748

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
Deutsche Bank AG, 1.88%, 2/13/18	USD	1,651	$1,646,443
Goldman Sachs Group, Inc.:
3.63%, 2/07/16		2,175	2,195,828
2.63%, 1/31/19		4,578	4,634,680
2.60%, 4/23/20		2,065	2,070,619
2.75%, 9/15/20		1,050	1,055,349
3.50%, 1/23/25		1,137	1,118,988
3.75%, 5/22/25		7,483	7,498,527
4.80%, 7/08/44		653	661,950
Jefferies Group LLC, 6.50%, 1/20/43		456	432,915
Morgan Stanley:
2.80%, 6/16/20		3,482	3,501,705
3.75%, 2/25/23		1,799	1,842,597
3.70%, 10/23/24		2,571	2,583,264
4.00%, 7/23/25		3,710	3,791,594
4.30%, 1/27/45		1,614	1,533,910
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (a)		1,062	1,056,439

			46,864,051
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		828	731,129
Dow Chemical Co.:
4.38%, 11/15/42		491	428,434
4.63%, 10/01/44		733	663,045
Eastman Chemical Co., 4.80%, 9/01/42		901	870,312
Ecolab, Inc., 2.25%, 1/12/20		1,121	1,122,804
Monsanto Co., 3.60%, 7/15/42		1,288	1,032,569
Sherwin-Williams Co., 4.00%, 12/15/42		398	379,428

			5,227,721
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		2,655	2,652,584
Republic Services, Inc., 3.20%, 3/15/25		1,893	1,841,365
Waste Management, Inc.:
3.13%, 3/01/25		855	837,016
3.90%, 3/01/35		947	892,280

			6,223,245
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		686	694,603
Harris Corp., 2.70%, 4/27/20		522	516,506
Juniper Networks, Inc., 3.30%, 6/15/20		1,064	1,080,054

			2,291,163
Consumer Finance — 1.5%
American Express Credit Corp.:
1.13%, 6/05/17		4,908	4,883,126
2.25%, 8/15/19		2,894	2,904,129
2.38%, 5/26/20		4,113	4,110,898
Capital One Bank USA N.A., 2.30%, 6/05/19		250	248,024
Capital One N.A.:
2.40%, 9/05/19		250	248,361
2.95%, 7/23/21		5,090	5,038,169
Discover Bank:
7.00%, 4/15/20		427	495,053
3.10%, 6/04/20		2,853	2,880,617
Discover Financial Services:
3.85%, 11/21/22		2,547	2,522,643
3.75%, 3/04/25		1,091	1,056,577
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		8,843	8,783,778
2.15%, 1/09/18		1,938	1,931,405
4.25%, 9/20/22		1,752	1,806,380

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
General Motors Financial Co., Inc.:
3.45%, 4/10/22	USD	1,524	$1,465,914
4.00%, 1/15/25		2,580	2,443,257
Synchrony Financial:
2.70%, 2/03/20		742	733,604
4.50%, 7/23/25		1,599	1,611,519
Toyota Motor Credit Corp., 2.75%, 5/17/21		2,314	2,356,235

			45,519,689
Diversified Financial Services — 0.6%
BP Capital Markets PLC, 2.24%, 5/10/19		2,933	2,954,681
General Electric Capital Corp.:
3.15%, 9/07/22		2,153	2,218,298
3.10%, 1/09/23		3,418	3,494,796
Moody’s Corp., 4.50%, 9/01/22		1,260	1,327,775
Shell International Finance BV:
2.13%, 5/11/20		3,827	3,830,961
4.13%, 5/11/35		3,400	3,307,503
3.63%, 8/21/42		821	724,548
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		471	426,045

			18,284,607
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
2.38%, 11/27/18		1,237	1,250,143
2.30%, 3/11/19		1,546	1,551,479
2.45%, 6/30/20		3,151	3,102,437
3.88%, 8/15/21		1,796	1,865,279
3.00%, 6/30/22		4,814	4,696,558
3.40%, 5/15/25		3,583	3,419,959
4.30%, 12/15/42		1,745	1,499,576
4.75%, 5/15/46		769	704,632
Orange SA, 5.50%, 2/06/44		910	991,279
Verizon Communications, Inc.:
2.63%, 2/21/20		4,203	4,215,470
3.45%, 3/15/21		4,356	4,460,453
5.05%, 3/15/34		889	886,946
4.40%, 11/01/34		4,187	3,895,828
3.85%, 11/01/42		3,807	3,156,627
4.86%, 8/21/46		2,083	1,953,256

			37,649,922
Electric Utilities — 1.0%
Alabama Power Co., 2.80%, 4/01/25		351	337,830
Commonwealth Edison Co., 4.70%, 1/15/44		1,256	1,330,058
Duke Energy Carolinas LLC:
4.25%, 12/15/41		2,567	2,615,450
3.75%, 6/01/45		851	805,380
Duke Energy Corp.:
3.05%, 8/15/22		129	128,302
3.75%, 4/15/24		601	618,749
Duke Energy Florida LLC:
5.90%, 3/01/33		645	765,793
3.85%, 11/15/42		851	812,036
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,444	3,539,716
Exelon Corp., 2.85%, 6/15/20		1,186	1,196,387
Florida Power & Light Co.:
5.69%, 3/01/40		351	433,081
3.80%, 12/15/42		794	757,477
Georgia Power Co., 3.00%, 4/15/16		3,884	3,929,886
PacifiCorp.:
3.60%, 4/01/24		4,499	4,648,686
3.35%, 7/01/25		3,089	3,136,910
Progress Energy, Inc., 4.88%, 12/01/19		372	407,633

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Public Service Co. of Colorado, 2.50%, 3/15/23	USD	1,723	$1,676,419
Puget Sound Energy, Inc., 4.30%, 5/20/45		1,788	1,828,382
Southern California Edison Co., 1.25%, 11/01/17		808	803,911
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		2,784	2,796,628

			32,568,714
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		1,344	1,334,787
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		309	213,763
Transocean, Inc., 6.80%, 3/15/38		345	213,900

			427,663
Food & Staples Retailing — 0.3%
CVS Health Corp.:
4.00%, 12/05/23		1,276	1,351,875
4.88%, 7/20/35		3,056	3,206,572
5.30%, 12/05/43		651	718,269
Sysco Corp., 2.60%, 10/01/20		918	918,785
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		1,030	1,017,535
4.00%, 4/11/43		786	763,931

			7,976,967
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		511	635,224
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 2.55%, 3/15/22		2,600	2,568,446
Becton Dickinson and Co.:
1.45%, 5/15/17		1,312	1,309,598
1.80%, 12/15/17		641	643,810
2.68%, 12/15/19		2,017	2,039,560
3.13%, 11/08/21		957	963,563
4.69%, 12/15/44		279	279,232
Boston Scientific Corp.:
2.65%, 10/01/18		1,498	1,516,279
2.85%, 5/15/20		1,680	1,679,632
3.85%, 5/15/25		1,887	1,856,049
Medtronic, Inc.:
2.50%, 3/15/20		1,299	1,316,496
3.13%, 3/15/22		1,240	1,262,179
3.63%, 3/15/24		3,196	3,281,464
4.63%, 3/15/44		1,830	1,889,184
4.63%, 3/15/45		1,082	1,115,647
St. Jude Medical, Inc.:
2.80%, 9/15/20		1,249	1,256,237
3.88%, 9/15/25		400	405,707
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		621	608,097
4.25%, 8/15/35		1,477	1,382,546

			25,373,726
Health Care Providers & Services — 0.9%
Aetna, Inc.:
4.50%, 5/15/42		1,119	1,094,084
4.13%, 11/07/42		548	505,319
AmerisourceBergen Corp.:
1.15%, 5/15/17		1,676	1,669,437
3.25%, 3/01/25		454	441,558
4.25%, 3/01/45		454	424,084
Anthem, Inc.:
1.88%, 1/15/18		5,395	5,397,099

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
2.30%, 7/15/18	USD	5,608	$5,631,761
3.30%, 1/15/23		2,602	2,574,905
4.65%, 8/15/44		769	743,307
Cigna Corp., 3.25%, 4/15/25		2,837	2,746,871
Express Scripts Holding Co.:
1.25%, 6/02/17		1,368	1,363,781
3.90%, 2/15/22		921	949,206
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,130	1,133,485
UnitedHealth Group, Inc.:
2.70%, 7/15/20		687	702,959
2.88%, 12/15/21		1,422	1,443,495
3.35%, 7/15/22		678	699,763
4.63%, 7/15/35		275	290,163
3.95%, 10/15/42		1,734	1,633,721

			29,444,998
Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., 2.88%, 3/01/21		2,049	2,057,770
McDonald’s Corp., 4.60%, 5/26/45		444	442,480

			2,500,250
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		2,926	2,951,769
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		2,902	2,915,613
2.65%, 3/01/25		601	585,102

			3,500,715
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,699,125
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		2,058	2,002,899
General Electric Co., 4.50%, 3/11/44		2,186	2,265,345

			4,268,244
Insurance — 1.3%
Aflac, Inc., 3.63%, 6/15/23		860	882,471
Allstate Corp., 3.15%, 6/15/23		867	875,975
American International Group, Inc.:
3.38%, 8/15/20		1,705	1,779,300
3.75%, 7/10/25		1,141	1,158,722
3.88%, 1/15/35		869	799,371
4.50%, 7/16/44		1,112	1,091,872
4.38%, 1/15/55		851	774,574
Aon PLC, 4.75%, 5/15/45		334	327,087
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		789	760,061
Lincoln National Corp., 3.35%, 3/09/25		496	487,495
Loews Corp., 2.63%, 5/15/23		867	833,355
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		284	285,569
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		2,955	3,009,795
MetLife, Inc., 4.05%, 3/01/45		2,079	1,943,302
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		11,166	11,192,084
2.30%, 4/10/19 (a)		4,528	4,578,478
Prudential Financial, Inc.:
4.50%, 11/15/20		4,970	5,448,874
4.60%, 5/15/44		2,310	2,329,677
Travelers Cos., Inc., 4.60%, 8/01/43		1,348	1,406,514

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Insurance (continued)
XLIT Ltd., 2.30%, 12/15/18	USD	1,417	$1,430,110

			41,394,686
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		2,032	2,082,272
IT Services — 0.2%
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		3,115	3,111,013
3.60%, 10/15/20 (a)		2,756	2,755,228
MasterCard, Inc., 3.38%, 4/01/24		1,755	1,794,052

			7,660,293
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		1,266	1,269,542
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		1,790	1,799,381
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		1,180	1,179,906
John Deere Capital Corp., 3.35%, 6/12/24		2,019	2,040,153

			5,019,440
Media — 1.5%
21st Century Fox America, Inc.:
3.70%, 9/15/24		855	855,483
7.63%, 11/30/28		667	855,525
4.75%, 9/15/44		598	588,660
CBS Corp., 2.30%, 8/15/19		1,622	1,608,852
CCO Safari II LLC:
3.58%, 7/23/20 (a)		805	799,070
4.46%, 7/23/22 (a)		3,971	3,973,097
6.38%, 10/23/35 (a)		1,662	1,681,524
Comcast Corp.:
3.38%, 8/15/25		4,528	4,562,825
4.40%, 8/15/35		2,336	2,350,913
4.60%, 8/15/45		769	786,072
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		3,717	3,975,190
6.38%, 3/01/41		780	835,698
Discovery Communications LLC, 3.45%, 3/15/25		1,007	932,938
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		1,061	1,069,938
3.75%, 2/15/23		806	790,425
NBCUniversal Media LLC, 4.45%, 1/15/43		1,295	1,289,636
Omnicom Group, Inc., 3.65%, 11/01/24		573	562,678
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		1,064	1,064,959
TCI Communications, Inc., 7.88%, 2/15/26		2,465	3,355,733
Time Warner Cable, Inc.:
5.00%, 2/01/20		1,291	1,385,169
4.13%, 2/15/21		2,660	2,734,004
4.00%, 9/01/21		372	379,440
5.50%, 9/01/41		903	808,738
Time Warner, Inc.:
2.10%, 6/01/19		3,584	3,587,014
3.60%, 7/15/25		1,771	1,734,163
4.65%, 6/01/44		1,461	1,393,984
Viacom, Inc.:
2.75%, 12/15/19		1,292	1,296,929
4.50%, 3/01/21		1,345	1,395,536

			46,654,193
Metals & Mining — 0.1%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		1,965	1,532,700

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
5.40%, 11/14/34	USD	959	$671,003
Newmont Mining Corp., 3.50%, 3/15/22		1,454	1,305,032
Nucor Corp., 5.20%, 8/01/43		693	710,123

			4,218,858
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		1,030	943,406
Target Corp.:
3.50%, 7/01/24		589	614,890
4.00%, 7/01/42		904	889,192

			2,447,488
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		1,015	1,018,631
3.50%, 2/01/25		966	971,410
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		845	895,253
CMS Energy Corp., 3.88%, 3/01/24		2,774	2,841,089
Consumers Energy Co., 3.95%, 5/15/43		819	804,379
Dominion Resources, Inc.:
1.95%, 8/15/16		2,790	2,808,899
2.50%, 12/01/19		2,350	2,364,490
DTE Electric Co., 3.95%, 6/15/42		851	830,531
DTE Energy Co.:
2.40%, 12/01/19		719	723,461
3.50%, 6/01/24		2,577	2,615,998
NiSource Finance Corp., 3.85%, 2/15/23		1,395	1,447,223
Pacific Gas & Electric Co.:
4.75%, 2/15/44		1,066	1,122,294
4.30%, 3/15/45		769	762,625
PG&E Corp., 2.40%, 3/01/19		1,383	1,392,415
Sempra Energy, 2.88%, 10/01/22		766	751,186
Virginia Electric & Power Co.:
3.45%, 2/15/24		1,451	1,481,764
4.45%, 2/15/44		794	831,494
4.20%, 5/15/45		1,409	1,414,578

			25,077,720
Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		892	1,137,149
4.50%, 7/15/44		893	794,322
Chevron Corp.:
2.19%, 11/15/19		639	645,897
1.96%, 3/03/20		3,253	3,239,409
Continental Resources, Inc.:
3.80%, 6/01/24		938	760,805
4.90%, 6/01/44		1,039	742,796
Devon Energy Corp., 5.60%, 7/15/41		936	904,330
Energy Transfer Partners LP:
4.15%, 10/01/20		1,028	1,039,837
4.65%, 6/01/21		1,561	1,558,751
4.90%, 3/15/35		995	803,729
6.63%, 10/15/36		688	654,569
5.15%, 2/01/43		858	675,642
Enterprise Products Operating LLC:
3.90%, 2/15/24		1,016	997,511
3.70%, 2/15/26		2,542	2,402,058
4.45%, 2/15/43		2,448	2,085,762
EOG Resources, Inc., 2.45%, 4/01/20		4,202	4,241,570
Exxon Mobil Corp., 1.82%, 3/15/19		3,177	3,203,499
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		6,569	6,281,613
3.95%, 9/01/22		810	760,636
5.63%, 9/01/41		350	287,916

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
4.70%, 11/01/42	USD	1,401	$1,055,425
Kinder Morgan, Inc., 3.05%, 12/01/19		554	543,932
Marathon Petroleum Corp., 4.75%, 9/15/44		749	665,722
Phillips 66, 4.88%, 11/15/44		771	737,802
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23		3,254	2,985,164
5.15%, 6/01/42		688	637,214
4.90%, 2/15/45		896	800,211
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		1,741	1,699,825
Spectra Energy Partners LP, 3.50%, 3/15/25		1,827	1,705,773
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		1,752	1,523,085
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	761,431
2.50%, 8/01/22		1,020	958,586
4.63%, 3/01/34		1,868	1,788,149
Valero Energy Corp., 3.65%, 3/15/25		3,052	2,931,205
Western Gas Partners LP, 4.00%, 7/01/22		1,435	1,388,779
Williams Partners LP:
4.00%, 11/15/21		2,330	2,238,168
4.50%, 11/15/23		562	526,747
4.90%, 1/15/45		1,053	784,099

			56,949,118
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		1,016	1,004,095
4.80%, 6/15/44		618	572,295

			1,576,390
Pharmaceuticals — 1.1%
AbbVie, Inc.:
2.50%, 5/14/20		2,557	2,542,875
2.90%, 11/06/22		1,994	1,942,784
4.50%, 5/14/35		1,159	1,118,789
4.40%, 11/06/42		1,639	1,497,664
Actavis Funding SCS:
2.35%, 3/12/18		3,691	3,705,686
3.00%, 3/12/20		10,182	10,190,919
Bristol-Myers Squibb Co., 4.50%, 3/01/44		2,006	2,123,086
Eli Lilly & Co.:
2.75%, 6/01/25		311	306,208
3.70%, 3/01/45		698	657,199
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		1,297	1,294,760
Mylan, Inc., 3.13%, 1/15/23 (a)		907	871,604
Novartis Capital Corp., 4.40%, 4/24/20		1,861	2,060,285
Pfizer, Inc.:
4.30%, 6/15/43		960	950,778
4.40%, 5/15/44		701	704,249
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		1,450	1,483,547
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		724	732,789
Zoetis, Inc., 3.25%, 2/01/23		873	838,439

			33,021,661
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.45%, 9/15/21		1,247	1,252,630
3.50%, 1/31/23		318	306,363
5.00%, 2/15/24		302	317,296
ERP Operating LP, 3.38%, 6/01/25		842	830,398
HCP, Inc., 4.00%, 6/01/25		1,820	1,783,129

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (continued)
Omega Healthcare Investors, Inc., 4.50%, 4/01/27 (a)	USD	757	$720,444
Simon Property Group LP:
3.38%, 10/01/24		1,279	1,286,932
4.25%, 10/01/44		913	886,616
Ventas Realty LP:
3.75%, 5/01/24		1,779	1,768,970
4.13%, 1/15/26		1,113	1,121,906

			10,274,684
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		1,602	1,577,618
4.15%, 4/01/45		559	520,814
Canadian Pacific Railway Co.:
4.80%, 9/15/35		229	233,257
6.13%, 9/15/2115		530	556,673
CSX Corp., 4.10%, 3/15/44		815	746,227
Norfolk Southern Corp., 4.45%, 6/15/45		885	855,134
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		981	958,773
Ryder System, Inc., 2.45%, 9/03/19		1,181	1,184,607
Union Pacific Corp.:
3.38%, 2/01/35		493	448,591
3.88%, 2/01/55		1,934	1,738,173
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,662	1,651,648

			10,471,515
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc.:
2.63%, 10/01/20		1,027	1,030,111
3.90%, 10/01/25		861	858,092

			1,888,203
Software — 0.4%
Adobe Systems, Inc., 3.25%, 2/01/25		963	944,762
Microsoft Corp., 3.50%, 2/12/35		2,108	1,960,107
Oracle Corp.:
2.80%, 7/08/21		6,954	7,050,765
3.25%, 5/15/30		2,561	2,408,334
4.38%, 5/15/55		1,016	945,965

			13,309,933
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		330	336,060
5.40%, 9/15/40		511	594,564
4.40%, 3/15/45		372	384,517
Lowe’s Cos., Inc.:
3.38%, 9/15/25		363	366,756
4.25%, 9/15/44		730	723,453
4.38%, 9/15/45		273	276,153
QVC, Inc.:
3.13%, 4/01/19		793	791,219
5.13%, 7/02/22		1,339	1,376,508

			4,849,230
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc.:
2.10%, 5/06/19		4,127	4,190,874
2.00%, 5/06/20		9,249	9,287,642
3.45%, 2/09/45		745	630,701

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Hewlett-Packard Co., 3.75%, 12/01/20	USD	1,741	$1,800,022

			15,909,239
Tobacco — 0.4%
Altria Group, Inc.:
2.63%, 1/14/20		1,249	1,262,277
2.85%, 8/09/22		870	850,010
4.25%, 8/09/42		529	489,007
Philip Morris International, Inc.:
1.13%, 8/21/17		2,480	2,479,209
4.13%, 3/04/43		852	806,296
4.88%, 11/15/43		1,319	1,396,861
Reynolds American, Inc.:
2.30%, 6/12/18		997	1,007,725
3.25%, 6/12/20		786	808,427
3.25%, 11/01/22		1,337	1,330,181
3.75%, 5/20/23 (a)		422	423,911
4.75%, 11/01/42		852	817,528

			11,671,432
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		1,182	1,165,939
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		6,670	6,736,166
Vodafone Group PLC, 2.50%, 9/26/22		1,095	1,015,427

			7,751,593
Total Corporate Bonds — 24.5%			766,637,029

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		5,305	5,470,304
Total Foreign Agency Obligations — 0.2%			5,470,304

Foreign Government Obligations
Brazil — 0.3%
Federative Republic of Brazil, 4.25%, 1/07/25		8,555	7,485,625
Colombia — 0.2%
Republic of Colombia, 4.00%, 2/26/24		5,500	5,329,500
Germany — 0.4%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	11,535	13,654,687
Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25 (a)	USD	778	716,771
Republic of Indonesia:
5.38%, 10/17/23 (a)		3,680	3,804,090
6.63%, 2/17/37 (a)		491	516,339

			5,037,200
Mexico — 0.7%
United Mexican States:
4.75%, 6/14/18	MXN	55,280	3,282,134
5.00%, 12/11/19		16,500	969,806
4.00%, 10/02/23	USD	13,600	13,851,600
8.00%, 12/07/23	MXN	54,000	3,599,679
6.05%, 1/11/40	USD	220	240,900

			21,944,119

Foreign Government Obligations		Par (000)	Value
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25	USD	3,050	$3,804,875
Russia — 0.0%
Russian Federation, 5.63%, 4/04/42		600	561,120
Slovenia — 0.1%
Republic of Slovenia:
4.13%, 2/18/19 (a)		602	635,110
5.50%, 10/26/22 (a)		776	871,451
5.25%, 2/18/24 (a)		399	438,900
4.63%, 9/09/24	EUR	595	822,760

			2,768,221
Turkey — 0.3%
Republic of Turkey, 5.75%, 3/22/24	USD	9,805	10,162,883
Total Foreign Government Obligations — 2.3%			70,748,230

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.82%, 10/25/34 (b)		112	110,645
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.74%, 2/25/35 (b)		711	672,406
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.46%, 10/25/35 (b)		5,175	4,775,009
Series 2006-2, Class A1, 0.37%, 12/25/36 (b)		987	867,211
MortgageIT Trust, Series 2004-1, Class A1, 0.97%, 11/25/34 (b)		1,534	1,468,370
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (b)		3,420	1,545,024
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.57%, 11/25/34 (b)		3,967	3,983,572

			13,422,237
Commercial Mortgage-Backed Securities — 3.6%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	532,956
Series 2007-3, Class A1A, 5.73%, 6/10/49 (b)		5,037	5,317,200
Series 2007-3, Class A4, 5.73%, 6/10/49 (b)		1,460	1,526,448
Barclays Commercial Mortgage Trust, Series 2015-VFM, Class A2, 3.38%, 3/15/36 (a)(b)		1,120	1,146,331
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,475,421
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		3,575	3,720,461
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)		880	933,120
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		3,486	3,721,109
Carefree Portfolio Trust, Series 2014-CARE, Class D, 3.46%, 11/15/19 (a)(b)		1,515	1,522,460
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.61%, 12/15/27 (a)(b)		2,798	2,779,877

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.96%, 6/15/33 (a)(b)	USD	2,483	$2,464,688
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		540	581,227
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		2,697	2,864,807
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.23%, 12/10/49 (b)		3,145	3,269,523
Commercial Mortgage Pass-Through Certificates:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		400	422,469
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,131,703
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,504,582
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		2,895	2,954,156
Series 2013-LC13, Class D, 5.21%, 8/10/46 (a)(b)		500	488,914
Series 2014-277P, Class A, 3.73%, 8/10/49 (a)(b)		236	246,608
Series 2014-FL4, Class D, 2.66%, 7/13/31 (a)(b)		490	484,935
Series 2014-FL5, Class D, 4.21%, 10/15/31 (a)(b)		1,945	1,788,356
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		3,400	3,451,979
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.27%, 2/15/41 (b)		528	532,684
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		125	124,617
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 6.15%, 9/15/39 (a)(b)		6,123	6,419,153
Series 2015-DEAL, Class D, 3.31%, 4/15/29 (a)(b)		545	537,855
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		2,750	2,860,135
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		1,967	1,966,545
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		540	554,742
Extended Stay America Trust:
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,458,868
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,509,594
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.51%, 12/15/16 (a)(b)		789	788,063
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.80%, 9/15/47		900	948,913
Series 2014-C26, Class A4, 3.49%, 1/15/48		753	776,899
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AM, 6.08%, 2/12/51 (b)		4,748	5,102,191

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)	USD	7,102	$7,585,936
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		1,612	1,665,923
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	670,172
Series 2014-FL6, Class A, 1.61%, 11/15/31 (a)(b)		2,305	2,295,026
Series 2015-CSMO, Class A, 1.46%, 1/15/32 (a)(b)		960	955,404
Series 2015-CSMO, Class D, 3.51%, 1/15/32 (a)(b)		590	584,902
Merrill Lynch Mortgage Trust:
Series 2005-CIP1, Class AJ, 5.14%, 7/12/38 (b)		32	31,936
Series 2005-CKI1, Class AJ, 5.60%, 11/12/37 (b)		2,064	2,062,749
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)		2,125	2,209,724
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.38%, 2/12/44 (b)		492	482,358
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,439,946
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		5,012	5,276,433
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(c)		1,163	1,125,296
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		948	943,564
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		4,520	4,627,748
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		1,580	1,423,293
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class C, 3.89%, 2/15/48		655	610,027
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		931	930,637
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class C, 4.34%, 3/15/47 (b)		150	149,642

			112,980,305
Interest Only Commercial Mortgage-Backed Securities — 0.6%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		65,905	3,345,601
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.90%, 1/12/30 (a)(b)		82,987	1,280,901
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.65%, 3/10/46 (b)		28,400	1,604,577
Series 2013-LC6, Class XA, 1.89%, 1/10/46 (b)		37,975	2,767,359
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		40,878	337,652
Series 2015-CR23, Class XA, 1.16%, 5/10/48 (b)		13,750	887,936
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		5,920	259,474
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)		34,833	937,100
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.35%, 10/15/48 (b)		3,443	249,937

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XB, 0.73%, 4/15/46 (b)	USD	4,040	$152,651
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.31%, 12/15/47 (b)		8,774	600,393
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.81%, 5/25/36 (a)(b)		1,716	16,733
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.15%, 2/15/48 (b)		5,970	418,065
Series 2015-NXS1, Class XA, 1.35%, 5/15/48 (b)		3,679	283,308
WF-RBS Commercial Mortgage Trust:
Series 2013-C12, Class XA, 1.61%, 3/15/48 (a)(b)		50,635	3,652,605
Series 2014-C24, Class XA, 1.13%, 11/15/47 (b)		17,571	1,131,675
Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		16,545	1,249,419

			19,175,386
Total Non-Agency Mortgage-Backed Securities — 4.6%			145,577,928

Preferred Securities
Capital Trusts
Aerospace & Defense — 0.1%
United Technologies Corp., 1.78%, 5/04/18 (d)		3,519	3,512,215
Banks — 0.1%
JPMorgan Chase & Co., 5.30% (b)(e)		1,305	1,282,163
Capital Markets — 0.0%
State Street Capital Trust IV, 1.34%, 6/01/77 (b)		739	594,895
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(e)		730	722,700
Total Capital Trusts — 0.2%			6,111,973

Preferred Stocks		Shares
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)		3,190,000	3,369,438

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		116,685	2,997,638
Total Preferred Securities — 0.4%			12,479,049

Project Loans — 0.0%		Par (000)
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23	USD	26	24,867

Taxable Municipal Bonds
Bay Area Toll Authority RB, 7.04%, 4/01/50		1,150	1,576,707
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		1,180	1,480,617
Los Angeles Community College District GO, 6.60%, 8/01/42		800	1,076,872

Taxable Municipal Bonds		Par (000)	Value
Los Angeles Unified School District GO, 6.76%, 7/01/34	USD	1,580	$2,077,542
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	258,302
6.81%, 11/15/40		610	798,277
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		690	808,715
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,388,311
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,786,328
5.50%, 6/15/43		4,935	5,776,714
5.88%, 6/15/44		795	1,015,135
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	870,754
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,416,721
State of California GO:
7.55%, 4/01/39		920	1,329,630
7.60%, 11/01/40		2,770	4,064,116
State of Illinois GO, 5.10%, 6/01/33		3,525	3,303,665
University of California RB, 4.86%, 5/15/2112		630	608,599
Total Taxable Municipal Bonds — 1.0%			32,637,005

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 6.63%, 11/15/30		1,500	2,165,715
Freddie Mac:
3.75%, 3/27/19		10,765	11,717,950
5.50%, 8/23/17		3,500	3,813,072
Resolution Funding Corp. Interest Strip:
0.00%, 7/15/18 (c)		4,575	4,437,242
0.00%, 10/15/18 (c)		4,575	4,424,839
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		17	17,435
Series 1996-20H, 7.25%, 8/01/16		27	27,883
Series 1996-20J, 7.20%, 10/01/16		30	30,766
Series 1996-20K, 6.95%, 11/01/16		90	92,006
Series 1997-20B, Class 1, 7.10%, 2/01/17		81	84,011
Series 1997-20F, Class 1, 7.20%, 6/01/17		31	32,152
Series 1997-20G, Class 1, 6.85%, 7/01/17		183	189,089

			27,032,160
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		176	178,478
Series 2004-88, Class HA, 6.50%, 7/25/34		33	33,336
Series 2005-29, Class AT, 4.50%, 4/25/35		82	85,666
Series 2005-29, Class WB, 4.75%, 4/25/35		499	535,133
Series 2005-48, Class AR, 5.50%, 2/25/35		560	599,024
Series 2005-62, Class CQ, 4.75%, 7/25/35		478	505,360
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		918	1,015,875
Series 2996, Class MK, 5.50%, 6/15/35		24	26,417

			2,979,289

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)		Value
Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)	USD	14,495		$17,016,859
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M4, Class X1, 4.08%, 2/25/18 (b)		43,176		2,932,334
Series 2013-M5, Class X2, 2.45%, 1/25/22 (b)		10,908		1,100,869
Freddie Mac, Series K038, Class X1, 1.35%, 3/25/24 (b)		23,634		1,905,952
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		19,411		1,283,861

				7,223,016
Mortgage-Backed Securities — 45.9%
Fannie Mae Mortgage-Backed Securities:
2.22%, 10/01/42 (b)		2,973		3,069,508
2.30%, 12/01/34 (b)		697		738,703
2.50%, 4/01/30-10/01/30 (f)		23,098		23,566,237
3.00%, 4/01/29-10/01/45 (f)		202,009		207,147,719
3.16%, 12/01/40 (b)		1,650		1,741,135
3.35%, 6/01/41 (b)		3,408		3,610,798
3.50%, 8/01/27-10/01/45 (f)		189,196		198,848,996
3.52%, 9/01/41 (b)		2,676		2,838,084
4.00%, 1/01/25-10/01/45 (f)		161,538		172,604,278
4.50%, 2/01/25-10/01/45 (f)		69,880		75,795,609
5.00%, 11/01/32-10/01/45 (f)		65,704		72,580,596
5.50%, 10/01/16-10/01/45 (f)		26,005		29,176,384
6.00%, 5/01/16-10/01/45 (f)		31,289		35,438,669
6.50%, 5/01/40		5,013		5,727,081
7.00%, 12/01/15-6/01/32		20		23,012
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/29-10/01/30 (f)		15,747		16,066,457
3.00%, 1/01/30-10/01/45 (f)		59,899		61,070,099
3.50%, 10/01/30-10/01/45 (f)		126,038		131,408,096
4.00%, 10/01/30-10/01/45 (f)		66,341		70,616,595
4.50%, 2/01/39-10/01/45 (f)		33,108		35,934,287
5.00%, 7/01/35-10/01/41		15,505		17,112,756
5.50%, 4/01/17-10/01/45 (f)		13,071		14,445,533
6.00%, 3/01/16-12/01/32		292		299,691
6.50%, 7/01/17		7		7,604
8.00%, 11/01/22		2		1,906
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-10/15/45 (f)		56,353		57,566,913
3.50%, 2/15/42-10/15/45 (f)		81,689		85,765,617
4.00%, 9/20/40-10/15/45 (f)		45,287		48,395,976
4.50%, 12/20/39-2/15/42		38,202		41,501,101
5.00%, 12/15/38-10/15/45 (f)		16,246		18,022,395
5.50%, 3/15/32-10/15/45 (f)		7,711		8,567,340
6.00%, 12/15/36		193		218,535
7.50%, 11/15/29		—	(g)	461
9.00%, 7/15/18		—	(g)	335

				1,439,908,506
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (c)		10		10,465
Total U.S. Government Sponsored Agency Securities — 47.6%				1,494,170,295

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds, 2.88%, 8/15/45	USD	129,822	$129,757,738
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25 (h)		89,643	85,920,317
U.S. Treasury Notes:
0.63%, 9/30/17		184,457	184,370,490
1.00%, 9/15/18		236,717	237,259,555
1.38%, 8/31/20-9/30/20 (i)		299,600	299,721,911
1.88%, 8/31/22		142,404	143,609,307
2.00%, 8/15/25		30,956	30,792,367
Total U.S. Treasury Obligations — 35.4%			1,111,431,685
Total Long-Term Investments (Cost — $3,905,118,003) — 124.7%			3,911,019,230

Options Purchased
(Cost — $609,139) — 0.0%			318,849
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,905,727,142) — 124.7%			3,911,338,079

TBA Sale Commitments (f)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/30		2,100	(2,140,884)
3.00%, 10/01/30-10/01/45		100,525	(102,695,996)
3.50%, 10/01/30-10/01/45		95,052	(99,685,599)
4.00%, 10/01/30-10/01/45		67,215	(71,505,781)
4.50%, 10/01/30-10/01/45		40,800	(43,933,180)
5.00%, 10/01/45		56,800	(62,566,859)
5.50%, 10/01/45		16,800	(18,758,713)
6.00%, 10/01/45		20,400	(23,011,849)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/30-10/01/45		7,857	(7,942,316)
3.50%, 10/01/45		65,572	(68,225,620)
4.00%, 10/01/45		20,827	(22,170,419)
4.50%, 10/01/45		10,634	(11,507,982)
5.00%, 10/01/45		1,000	(1,095,469)
5.50%, 10/01/45		2,700	(2,993,414)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/45		5,891	(6,011,467)
3.50%, 10/15/45		11,820	(12,375,835)
4.00%, 10/15/45		11,779	(12,549,469)
4.50%, 10/15/45		14,101	(15,245,063)
5.00%, 10/15/45		300	(324,797)
Total TBA Sale Commitments (Proceeds — $582,788,214) — (18.6)%			(584,740,712)

Options Written
(Premiums Received — $ 1,253) — (0.0)%			(5,446)
Total Investments Net of TBA Sale Commitments and Options Written — 106.1%			3,326,591,921
Liabilities in Excess of Other Assets — (6.1)%			(190,147,423)

Net Assets — 100.0%			$3,136,444,498

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$29,797,655	$198,864
BNP Paribas Securities Corp.	$(17,379,532)	$(43,099)
Citigroup Global Markets, Inc.	$(27,354,720)	$(89,883)
Credit Suisse Securities (USA) LLC	$(26,278,680)	$(131,280)
Deutsche Bank Securities, Inc.	$3,343,024	$23,826
Goldman Sachs & Co.	$77,215,421	$583,496
J.P. Morgan Securities LLC	$(6,334,482)	$109,293
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(28,450,628)	$(155,768)
Morgan Stanley & Co. LLC	$(55,982,611)	$(166,291)
Nomura Securities International, Inc.	$(44,070,863)	$(266,535)
RBC Capital Markets, LLC	$(15,265,339)	$(94,193)
SG Americas Securities LLC	$(2,346,696)	$(6,360)
Wells Fargo Securities, LLC	$7,359,459	$75,500

(g)	Amount is less than $500.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(i)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

•

During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	889,705	(889,705)	—	$33,823

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.20%	9/30/15	10/01/15	$290,000,000	$290,001,611

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1,252)	Euro Dollar Futures	December 2015	USD	311,701,050	$(441,435)
(102)	Euro-Bund	December 2015	USD	17,801,817	(314,921)
489	U.S. Treasury Bonds (30 Year)	December 2015	USD	76,941,094	(856,064)
(802)	U.S. Treasury Notes (10 Year)	December 2015	USD	103,244,969	(1,067,365)
685	U.S. Treasury Notes (2 Year)	December 2015	USD	150,036,406	65,498
(1,130)	U.S. Treasury Notes (5 Year)	December 2015	USD	136,182,656	(754,141)
(56)	U.S. Ultra Treasury Bonds	December 2015	USD	8,982,750	(138,668)
666	Euro Dollar Futures	September 2016	USD	165,184,650	183,150
(540)	Euro Dollar Futures	December 2016	USD	133,724,250	(207,903)
(30)	Euro Dollar Futures	September 2017	USD	7,401,000	(32,250)
Total					$(3,564,099)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	714,005,683	USD	230,333	Credit Suisse International	10/01/15	$873
COP	1,428,297,010	USD	460,667	Goldman Sachs International	10/01/15	1,839
EUR	377,000	USD	419,511	Goldman Sachs International	10/01/15	1,758
USD	230,000	COP	688,298,000	Credit Suisse International	10/01/15	7,118
USD	461,000	COP	1,437,955,810	Credit Suisse International	10/01/15	(4,633)
BRL	1,742,851	USD	459,643	BNP Paribas S.A.	10/02/15	(20,342)
BRL	3,261,300	USD	840,000	BNP Paribas S.A.	10/02/15	(17,960)
BRL	586,798	USD	153,111	Goldman Sachs International	10/02/15	(5,203)
BRL	1,511,646	USD	398,357	Goldman Sachs International	10/02/15	(17,333)
BRL	1,623,720	USD	420,000	Goldman Sachs International	10/02/15	(10,727)
BRL	2,436,398	USD	631,000	Goldman Sachs International	10/02/15	(16,884)
BRL	2,048,703	USD	535,889	JPMorgan Chase Bank N.A.	10/02/15	(19,495)
BRL	2,222,403	USD	576,200	Morgan Stanley & Co. International PLC	10/02/15	(16,023)
BRL	1,168,920	USD	306,000	Royal Bank of Scotland PLC	10/02/15	(11,363)
BRL	1,169,379	USD	306,000	Royal Bank of Scotland PLC	10/02/15	(11,248)
BRL	2,371,084	USD	613,000	UBS AG	10/02/15	(15,347)
MXN	6,502,848	USD	384,000	Deutsche Bank AG	10/02/15	605
MXN	7,900,416	USD	460,800	Deutsche Bank AG	10/02/15	6,463
MXN	39,365,409	USD	2,303,000	Deutsche Bank AG	10/02/15	25,232
MXN	6,492,787	USD	384,000	JPMorgan Chase Bank N.A.	10/02/15	10
MXN	6,452,390	USD	384,000	UBS AG	10/02/15	(2,379)
USD	99,000	BRL	365,457	BNP Paribas S.A.	10/02/15	6,883
USD	306,000	BRL	1,105,272	Deutsche Bank AG	10/02/15	27,406
USD	306,000	BRL	1,104,048	Goldman Sachs International	10/02/15	27,715
USD	384,000	BRL	1,411,200	Goldman Sachs International	10/02/15	28,295
USD	459,750	BRL	1,758,222	Goldman Sachs International	10/02/15	16,575
USD	2,303,000	BRL	8,437,962	Goldman Sachs International	10/02/15	176,137
USD	230,400	BRL	844,531	Morgan Stanley & Co. International PLC	10/02/15	17,528
USD	307,000	BRL	1,156,930	Morgan Stanley & Co. International PLC	10/02/15	15,386
USD	460,800	BRL	1,694,638	Morgan Stanley & Co. International PLC	10/02/15	33,651
USD	153,250	BRL	584,266	UBS AG	10/02/15	5,981
USD	230,000	BRL	886,535	UBS AG	10/02/15	6,541
USD	537,000	MXN	9,050,598	Bank of America N.A.	10/02/15	1,710
USD	368,800	MXN	6,062,321	Goldman Sachs International	10/02/15	10,249
USD	461,000	MXN	7,721,473	JPMorgan Chase Bank N.A.	10/02/15	4,320
USD	615,000	MXN	10,352,910	JPMorgan Chase Bank N.A.	10/02/15	2,686
USD	384,000	MXN	6,471,904	Morgan Stanley & Co. International PLC	10/02/15	1,225
USD	460,000	MXN	7,729,564	Morgan Stanley & Co. International PLC	10/02/15	2,842
USD	460,000	MXN	7,545,150	UBS AG	10/02/15	13,749
USD	630,000	MXN	10,579,036	UBS AG	10/02/15	4,312
USD	478,000	ZAR	6,577,405	BNP Paribas S.A.	10/06/15	3,893
USD	478,000	ZAR	6,585,549	BNP Paribas S.A.	10/06/15	3,306
ZAR	3,974,201	USD	286,800	BNP Paribas S.A.	10/06/15	(335)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	7,903,995	USD	575,000	Citibank N.A.	10/06/15	$(5,270)
ZAR	1,301,015	USD	94,200	Credit Suisse International	10/06/15	(421)
MYR	981,571	USD	230,000	JPMorgan Chase Bank N.A.	10/08/15	(6,828)
USD	230,000	MYR	985,550	Deutsche Bank AG	10/08/15	5,923
CLP	211,578,260	USD	307,000	Credit Suisse International	10/13/15	(3,400)
COP	482,418,265	USD	153,500	Credit Suisse International	10/13/15	2,493
COP	234,542,000	USD	77,000	Royal Bank of Scotland PLC	10/13/15	(1,160)
USD	307,000	CLP	208,025,349	BNP Paribas S.A.	10/13/15	8,498
USD	76,833	COP	234,851,830	Credit Suisse International	10/13/15	893
USD	153,667	COP	460,646,577	Credit Suisse International	10/13/15	4,714
USD	999,213	MXN	16,814,711	Goldman Sachs International	10/13/15	5,676
MXN	11,332,867	USD	677,000	Morgan Stanley & Co. International PLC	10/14/15	(7,429)
MXN	23,940,319	USD	1,423,200	Morgan Stanley & Co. International PLC	10/14/15	(8,753)
USD	297,200	MXN	5,081,734	Goldman Sachs International	10/14/15	(3,040)
USD	301,000	MXN	5,073,716	Goldman Sachs International	10/14/15	1,234
USD	376,000	MXN	6,242,675	Goldman Sachs International	10/14/15	7,169
USD	300,000	MXN	4,960,380	UBS AG	10/14/15	6,930
USD	375,000	MXN	6,286,020	UBS AG	10/14/15	3,608
USD	451,000	MXN	7,603,459	UBS AG	10/14/15	1,771
USD	305,000	ZAR	4,276,695	BNP Paribas S.A.	10/14/15	(2,833)
USD	305,000	ZAR	4,296,413	Citibank N.A.	10/14/15	(4,253)
ZAR	2,097,633	USD	150,000	Citibank N.A.	10/14/15	986
ZAR	6,397,542	USD	460,000	Morgan Stanley & Co. International PLC	10/14/15	490
MXN	7,744,572	USD	451,000	Bank of America N.A.	10/15/15	6,526
MXN	3,818,534	USD	225,500	Goldman Sachs International	10/15/15	88
MXN	3,901,677	USD	230,000	Goldman Sachs International	10/15/15	500
MXN	5,095,328	USD	301,000	Goldman Sachs International	10/15/15	17
MXN	1,261,123	USD	74,000	JPMorgan Chase Bank N.A.	10/15/15	503
MXN	7,671,555	USD	453,000	UBS AG	10/15/15	213
MYR	1,062,976	USD	246,000	JPMorgan Chase Bank N.A.	10/15/15	(4,441)
USD	452,000	MXN	7,738,629	Barclays Bank PLC	10/15/15	(5,175)
USD	225,500	MXN	3,892,807	Deutsche Bank AG	10/15/15	(4,476)
USD	301,000	MXN	5,130,569	Goldman Sachs International	10/15/15	(2,099)
USD	225,500	MXN	3,892,042	JPMorgan Chase Bank N.A.	10/15/15	(4,430)
USD	451,000	MXN	7,456,609	UBS AG	10/15/15	10,486
COP	542,276,000	USD	181,000	Deutsche Bank AG	10/19/15	(5,777)
USD	181,000	COP	553,501,620	Credit Suisse International	10/19/15	2,149
EUR	92,000	USD	103,384	Royal Bank of Scotland PLC	10/20/15	(552)
USD	11,214,493	EUR	10,161,000	UBS AG	10/20/15	(142,894)
USD	1,509,794	MXN	25,599,630	BNP Paribas S.A.	10/20/15	(1,897)
USD	3,907,613	MXN	62,260,000	BNP Paribas S.A.	10/20/15	231,080
USD	313,973	MXN	5,053,496	Goldman Sachs International	10/20/15	15,558
USD	418,932	MXN	6,737,995	Goldman Sachs International	10/20/15	21,045
USD	509,906	MXN	8,203,509	Goldman Sachs International	10/20/15	25,478
USD	1,306,823	MXN	22,024,546	Goldman Sachs International	10/20/15	6,246
CLP	157,180,163	USD	230,250	BNP Paribas S.A.	10/21/15	(4,879)
IDR	6,563,970,000	USD	453,000	BNP Paribas S.A.	10/21/15	(8,663)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	230,250	CLP	155,727,285	BNP Paribas S.A.	10/21/15	$ 6,962
USD	226,500	IDR	3,342,007,500	Morgan Stanley & Co. International PLC	10/21/15	268
EUR	453,000	USD	506,196	UBS AG	10/22/15	157
USD	514,585	EUR	453,000	Goldman Sachs International	10/22/15	8,233
USD	147,952	KRW	174,726,637	JPMorgan Chase Bank N.A.	10/23/15	669
CLP	411,480,256	USD	592,000	BNP Paribas S.A.	10/26/15	(2,284)
USD	296,000	CLP	210,552,200	BNP Paribas S.A.	10/26/15	(5,755)
USD	296,000	CLP	208,307,040	Credit Suisse International	10/26/15	(2,537)
USD	370,000	KRW	442,520,000	Standard Chartered Bank	10/26/15	(2,972)
USD	333,000	MYR	1,439,159	Deutsche Bank AG	10/26/15	6,211
USD	382,000	ZAR	5,254,410	BNP Paribas S.A.	10/28/15	4,726
USD	382,400	ZAR	5,326,129	Credit Suisse International	10/28/15	(24)
USD	482,000	ZAR	6,638,104	JPMorgan Chase Bank N.A.	10/28/15	5,374
ZAR	5,198,133	USD	382,000	BNP Paribas S.A.	10/28/15	(8,766)
ZAR	7,946,500	USD	575,000	BNP Paribas S.A.	10/28/15	(4,429)
ZAR	4,011,952	USD	289,400	Credit Suisse International	10/28/15	(1,336)
IDR	3,374,850,000	USD	226,500	BNP Paribas S.A.	10/29/15	1,236
JPY	54,030,950	USD	452,000	Credit Suisse International	10/29/15	(1,450)
USD	452,000	JPY	54,669,852	Royal Bank of Scotland PLC	10/29/15	(3,878)
USD	807,056	EUR	716,105	Goldman Sachs International	11/16/15	6,288
MXN	45,007,710	USD	2,638,500	Citibank N.A.	11/30/15	10,666
MXN	45,009,557	USD	2,638,500	Citibank N.A.	11/30/15	10,775
MXN	90,008,405	USD	5,276,333	Deutsche Bank AG	11/30/15	21,586
MXN	89,987,072	USD	5,276,667	Goldman Sachs International	11/30/15	19,997
USD	15,830,000	MXN	266,767,160	Morgan Stanley & Co. International PLC	11/30/15	128,011
RUB	10,533,000	USD	156,044	Citibank N.A.	12/09/15	1,464
RUB	26,254,886	USD	383,843	HSBC Bank PLC	12/09/15	8,768
RUB	25,932,000	USD	369,981	Morgan Stanley & Co. International PLC	12/09/15	17,801
USD	46,774	RUB	3,222,935	Deutsche Bank AG	12/09/15	(1,422)
USD	870,308	RUB	61,048,657	JPMorgan Chase Bank N.A.	12/09/15	(42,603)
GBP	5,260,000	USD	8,003,390	UBS AG	12/16/15	(48,819)
GBP	5,260,000	USD	8,003,390	UBS AG	12/16/15	(48,819)
MXN	267,067,930	USD	15,830,000	Morgan Stanley & Co. International PLC	12/16/15	(130,810)
USD	15,142,304	AUD	21,715,000	Bank of America N.A.	12/16/15	(35,478)
USD	16,315,784	GBP	10,520,000	Goldman Sachs International	12/16/15	406,642
USD	1,615,000	MXN	26,684,958	Credit Suisse International	12/16/15	46,365
USD	4,630,000	MXN	78,205,432	JPMorgan Chase Bank N.A.	12/16/15	32,810
USD	9,585,000	MXN	159,064,618	Morgan Stanley & Co. International PLC	12/16/15	234,624
Total						$1,064,871

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value

USD Currency	Call	HSBC Bank PLC	10/09/15	JPY	121.50	USD	1,130	$2,164

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	15,415	$116,722
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	15,760	119,335
Total								$238,221

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	2,278,440	$15,886
30-Year Interest Rate Swap	Barclays Bank PLC	Put	3.05%	Pay	3-month LIBOR	11/27/15	USD	24,010	64,742
Total									$80,628

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	2,278,440	$(5,446)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	2,530	$(7,949)
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	149,961	(925,225)
1.95%[3]	3-month LIBOR	9/05/17[2]	9/05/19	USD	163,980	1,016,254
1.89%[3]	3-month LIBOR	9/15/17[2]	9/15/19	USD	81,695	388,924
2.26%[1]	3-month LIBOR	N/A	8/20/25	USD	1,052	(27,240)
2.26%[1]	3-month LIBOR	N/A	8/20/25	USD	263	(6,859)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	485	6,616
2.24%[1]	3-month LIBOR	N/A	9/10/25	USD	400	(9,095)
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	367	(9,413)
2.71%[1]	3-month LIBOR	9/05/17[2]	9/05/27	USD	36,725	(867,580)
2.67%[1]	3-month LIBOR	9/15/17[2]	9/15/27	USD	18,380	(354,599)
Total						$(796,166)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,491	$48,844	$12,393	$36,451
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	1,491	54,797	18,649	36,148
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	830	27,974	23,165	4,809
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	3,460	(4,694)	(13,364)	8,670
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	1,980	(2,686)	(6,517)	3,831

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	1,450	$ 48,872	$ 17,290	$ 31,582
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	430	14,493	12,235	2,258
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	151	9,887	10,002	(115)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	230	15,079	13,725	1,354
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	152	9,988	10,236	(248)
Australia and New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	12/20/20	USD	8,894	(2,320)	(52,233)	49,913
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	989	(258)	(3,789)	3,531
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	897	(231)	(2,648)	2,417
Total						$219,745	$39,144	$180,601

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BB+	USD	1,590	$ (404,981)	$ (37,107)	$ (367,874)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BB+	USD	250	(63,676)	(5,834)	(57,842)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB-	USD	1,258	(71,913)	(41,762)	(30,151)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	570	(167,079)	(38,839)	(128,240)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(145,095)	(32,618)	(112,477)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(145,096)	(31,842)	(113,254)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	12/20/19	BB+	USD	1,150	(337,090)	(67,568)	(269,522)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BB+	USD	495	(145,095)	(35,446)	(109,649)
Apache Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB+	USD	1,300	(36,130)	(50,243)	14,113
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	4,380	12,175	23,045	(10,870)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	1,491	(48,844)	(14,365)	(34,479)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	1,491	(54,798)	(16,247)	(38,551)
United Mexican States	1.00%	Barclays Bank PLC	12/20/20	BBB+	USD	468	(19,052)	(13,047)	(6,005)
United Mexican States	1.00%	Barclays Bank PLC	12/20/20	BBB+	USD	380	(15,470)	(10,594)	(4,876)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	1,496	(60,901)	(34,886)	(26,015)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	1,496	(60,902)	(25,094)	(35,808)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	785	(31,952)	(15,016)	(16,936)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	748	(30,451)	(13,244)	(17,207)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	748	(30,451)	(13,244)	(17,207)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	748	(30,450)	(12,484)	(17,966)
Barrick Gold Corp.	1.00%	Goldman Sachs Bank USA	6/20/21	BBB-	USD	2,244	(275,627)	(151,572)	(124,055)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	400	(5,172)	(37,168)	31,996
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB-	USD	1,000	(12,932)	(94,096)	81,164
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(64,659)	(446,439)	381,780
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,820	(33,978)	(255,466)	221,488
Total							$(2,279,619)	$(1,471,176)	$(808,443)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/16	BRL	19,378	$78,441	$334	$78,107
11.65%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	48,950	(305,432)	(1,836)	(303,596)
12.30%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	11,622	(47,058)	(201)	(46,857)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	7,862	(21,685)	(56)	(21,629)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	N/A	1/04/16	BRL	2,045	(9,152)	(8)	(9,144)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/04/16	BRL	1,900	(7,068)	(23)	(7,045)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	19,900	13,089	540	12,549
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	9,380	(12,763)	124	(12,887)
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	9,048	(4,985)	243	(5,228)
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	5,923	(795)	(76)	(719)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/16	BRL	4,180	15,655	(48)	15,703
14.71%[2]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/16	BRL	8,518	(6,055)	(3)	(6,052)
15.00%[2]	1-day BZDIOVER	Goldman Sachs International	N/A	7/01/16	BRL	8,835	(2,372)	(103)	(2,269)
13.61%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/17	BRL	10,385	(57,486)	77	(57,563)
14.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	12,479	(15,670)	(138)	(15,532)
13.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	7,079	(29,893)	40	(29,933)
13.57%[2]	1-day BZDIOVER	Morgan Stanley Capital Services LLC	N/A	1/02/17	BRL	5,838	(33,208)	47	(33,255)
14.15%[2]	1-day BZDIOVER	Morgan Stanley Capital Services LLC	N/A	1/02/17	BRL	3,166	(10,915)	(2)	(10,913)
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/22/17	CNY	16,011	(3,952)	(69)	(3,883)
2.24%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	N/A	5/27/17	CNY	15,874	(4,117)	(16)	(4,101)
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	7/07/17	CNY	8,160	(2,378)	17	(2,395)
2.29%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	N/A	7/07/17	CNY	8,160	(1,495)	16	(1,511)
2.26%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	7/08/17	CNY	9,298	(2,396)	12	(2,408)
2.18%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	7/09/17	CNY	8,074	(4,056)	14	(4,070)
2.12%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	7/09/17	CNY	8,074	(5,556)	16	(5,572)
4.41%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/25/17	MXN	34,342	3,316	(179)	3,495
7.52%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	8/25/16[3]	8/25/17	ZAR	63,690	(596)	—	(596)
7.59%[2]	3-month JIBAR	Morgan Stanley Capital Services LLC	8/26/16[3]	8/26/17	ZAR	33,762	1,132	—	1,132

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	29

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.50%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	8/28/16[3]	8/28/17	ZAR	42,460	$(1,287)	—	$(1,287)
7.45%[2]	3-month JIBAR	Bank of America N.A.	8/29/16[3]	8/29/17	ZAR	63,690	(3,838)	—	(3,838)
7.59%[2]	3-month JIBAR	Citibank N.A.	9/05/16[3]	9/05/17	ZAR	25,064	443	—	443
4.35%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/17/17	MXN	10,032	911	$53	858
4.69%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	3/16/18	MXN	9,126	(2,241)	63	(2,304)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	N/A	3/21/18	MXN	8,957	(323)	125	(448)
4.57%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	3/21/18	MXN	8,957	(583)	116	(699)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/01/18	MXN	7,677	(1,222)	21	(1,243)
4.72%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	11/14/18	MXN	11,785	1,473	30	1,443
5.05%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	11/15/19	MXN	8,308	1,943	80	1,863
5.04%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/18/19	MXN	7,885	2,160	25	2,135
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL	1,745	81,210	40	81,170
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL	940	(39,173)	(8)	(39,165)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	N/A	1/04/21	BRL	629	(28,180)	(3)	(28,177)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	176	(8,370)	1	(8,371)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	8,580	(930,678)	—	(930,678)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	23,624	(42,253)	(114)	(42,139)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	10,272	(18,023)	(50)	(17,973)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	1/03/25	MXN	7,400	18,343	98	18,245
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	1/13/25	MXN	10,493	(33,496)	(43)	(33,453)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	N/A	1/13/25	MXN	20,699	(65,624)	(2)	(65,622)
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	6/06/25	MXN	6,011	2,409	(102)	2,511
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	6/09/25	MXN	3,006	(127)	(16)	(111)
6.33%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	7/16/25	MXN	14,456	(2,005)	(73)	(1,932)
6.35%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/16/25	MXN	6,684	(478)	(34)	(444)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	7,228	(1,209)	(37)	(1,172)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	14,506	(2,748)	(74)	(2,674)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	21,681	(3,770)	(109)	(3,661)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	7,575	1,930	37	1,893
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	7,575	1,930	37	1,893
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	28,117	7,521	137	7,384
6.44%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	8/27/25	MXN	8,056	2,853	(40)	2,893
6.47%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	8/28/25	MXN	8,056	3,898	(40)	3,938
Total							$(1,536,054)	$(1,160)	$(1,534,894)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Transactions in Options Written for the Year Ended September 30, 2015

		Calls			Puts

	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	872	104,527	$1,586,349	67	135,478	$1,707,673
Options written	1,122	2,553,095	2,929,053	9,904	161,198	3,546,380
Options exercised	—	—	—	—	(31,720)	(262,423)
Options expired	(1,746)	(101,025)	(358,694)	(134)	(45,373)	(53,917)
Options closed	(248)	(278,157)	(4,155,455)	(9,837)	(219,583)	(4,937,713)

Outstanding options, end of year	—	2,278,440	$1,253	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$248,648	—	$248,648
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,804,195	—	—	1,804,195
Options purchased	Investments at value — unaffiliated[2]	—	—	—	238,221	80,628	—	318,849
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,052,245	—	—	239,998	—	1,292,243
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,411,794	—	1,411,794
Total		—	$1,052,245	—	$2,042,416	$1,981,068	—	$5,075,729

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,812,747	—	$3,812,747
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$739,324		—	739,324
Options written	Options written at value	—	—	—	—	5,446	—	5,446
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$3,112,119	—	—	1,776,052	—	4,888,171
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,207,960	—	2,207,960
Total		—	$3,112,119	—	$739,324	$7,802,205	—	$11,653,648

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	$(33,582)	$(3,707,392)	—	$(3,740,974)
Foreign currency transactions	—	—	—	19,585,350	—	—	19,585,350
Options purchased[1]	—	—	—	1,132,103	(6,155,307)	—	(5,023,204)
Options written	—	—	—	—	1,658,646	—	1,658,646
Swaps	—	$794,988	—	—	921,209	—	1,716,197

Total	—	$794,988	—	$20,683,871	$(7,282,844)	—	$14,196,015

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(3,068,702)	—	$(3,068,702)
Foreign currency translations	—	—	—	$(4,811,097)	—	—	(4,811,097)
Options purchased[2]	—	—	—	(304,709)	95,164	—	(209,545)
Options written	—	—	—	158,804	(66,324)	—	92,480
Swaps	—	$(1,208,462)	—	—	(1,442,050)	—	(2,650,512)

Total	—	$(1,208,462)	—	$(4,957,002)	$(4,481,912)	—	$(10,647,376)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	31

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$407,708,674
Average notional value of contracts — short	$747,162,840
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$134,203,101
Average amounts sold — in USD	$55,265,914
Options:
Average value of option contracts purchased	$826,916
Average value of option contracts written	$103,191
Average notional value of swaption contracts purchased	$161,456,020
Average notional value of swaption contracts written	$116,117,431
Average value of interest rate floors purchased	$583,520
Average value of interest rate floors written	$146,124
Credit default swaps:
Average notional value — buy protection	$14,429,964
Average notional value — sell protection	$29,625,750
Interest rate swaps:
Average notional value — pays fixed rate	$174,685,567
Average notional value — receives fixed rate	$127,324,162

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$245,509		$344,638
Forward foreign currency exchange contracts	1,804,195		739,324
Options	318,849	[1]	5,446
Swaps — centrally cleared	7,874		—
Swaps — OTC[2]	1,292,243		4,888,171

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,668,670		$5,977,579
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(253,383)		(344,638)

Total derivative assets and liabilities subject to an MNA	$3,415,287		$5,632,941

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$277,201	$(277,201)	—	—	—
Barclays Bank PLC	74,869	(40,260)	—	—	$34,609
BNP Paribas S.A.	436,595	(232,146)	—	—	204,449
Citibank N.A.	162,595	(31,479)	—	—	131,116
Credit Suisse International	96,601	(96,601)	—	—	—
Deutsche Bank AG	338,349	(338,349)	—	—	—
Goldman Sachs International	966,688	(207,757)	—	$(600,000)	158,931
HSBC Bank PLC	10,932	(10,932)	—	—	—
JPMorgan Chase Bank N.A.	526,273	(526,273)	—	—	—
Morgan Stanley & Co. International PLC	451,826	(163,015)	—	—	288,811
Morgan Stanley Capital Services LLC	19,610	(19,610)	—	—	—
UBS AG	53,748	(53,748)	—	—	—

Total	$3,415,287	$(1,997,371)	—	$(600,000)	$817,916

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$702,782	$(277,201)	—	—	$425,581
Barclays Bank PLC	40,260	(40,260)	—	—	—
BNP Paribas S.A.	232,146	(232,146)	—	—	—
Citibank N.A.	31,479	(31,479)	—	—	—
Credit Suisse International	434,296	(96,601)	—	—	337,695
Deutsche Bank AG	1,356,557	(338,349)	—	$(700,000)	318,208
Goldman Sachs Bank USA	1,146,998	—	$(683,793)	—	463,205
Goldman Sachs International	207,757	(207,757)	—	—	—
HSBC Bank PLC	28,180	(10,932)	—	—	17,248
JPMorgan Chase Bank N.A.	952,604	(526,273)	—	(426,331)	—
Morgan Stanley & Co. International PLC	163,015	(163,015)	—	—	—
Morgan Stanley Capital Services LLC	47,436	(19,610)	—	—	27,826
Royal Bank of Scotland PLC	28,201	—	—	—	28,201
Standard Chartered Bank	2,972	—	—	—	2,972
UBS AG	258,258	(53,748)	—	—	204,510

Total	$5,632,941	$(1,997,371)	$(683,793)	$(1,126,331)	$1,825,446

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$230,356,431	$41,486,407	$271,842,838
Corporate Bonds	—	766,637,029	—	766,637,029
Foreign Agency Obligations	—	5,470,304	—	5,470,304
Foreign Government Obligations	—	70,748,230	—	70,748,230
Non-Agency Mortgage-Backed Securities	—	141,531,033	4,046,895	145,577,928
Preferred Securities	$2,997,638	9,481,411	—	12,479,049
Project Loans	—	—	24,867	24,867
Taxable Municipal Bonds	—	32,637,005	—	32,637,005
U.S. Government Sponsored Agency Securities	—	1,494,170,295	—	1,494,170,295
U.S. Treasury Obligations	—	1,111,431,685	—	1,111,431,685
Options Purchased:
Foreign Currency Exchange Contracts	—	238,221	—	238,221
Interest Rate Contracts	—	80,628	—	80,628
Liabilities:
Investments:
TBA Sale Commitments	—	(584,740,712)	—	(584,740,712)

Total	$2,997,638	$3,278,041,560	$45,558,169	$3,326,597,367

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	33

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$911,505	—	$911,505
Foreign currency exchange contracts	—	1,804,195	—	1,804,195
Interest rate contracts	$248,648	1,649,449	—	1,898,097
Liabilities:
Credit contracts	—	(1,539,347)	—	(1,539,347)
Foreign currency exchange contracts	—	(739,324)	—	(739,324)
Interest rate contracts	(3,812,747)	(3,985,955)	—	(7,798,702)

Total	$(3,564,099)	$(1,899,477)	—	$(5,463,576)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,153,349	—	—	$1,153,349
Foreign currency at value	1,167,783	—	—	1,167,783
Cash pledged as collateral for OTC derivatives	1,210,000	—	—	1,210,000
Cash pledged for financial futures contracts	2,074,520	—	—	2,074,520
Cash pledged for centrally cleared swaps	1,261,220	—	—	1,261,220
Liabilities:
Reverse repurchase agreements	—	$(290,001,611)	—	(290,001,611)
Cash received as collateral for OTC derivatives	—	(600,000)	—	(600,000)
Cash received as collateral for TBA commitments	—	(80,000)	—	(80,000)

Total	$6,866,872	$(290,681,611)	—	$(283,814,739)

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2014	$16,109,864	$4,941,957	$79,283	$21,131,104
Transfers into Level 3	17,995,257	—	—	17,995,257
Transfers out of Level 3	(99,179)	(55,714)	—	(154,893)
Accrued discounts/premiums	19,706	13,020	(86)	32,640
Net realized gain (loss)	(45,608)	97,838	2,607	54,837
Net change in unrealized appreciation (depreciation)[1,2]	61,169	(82,070)	(1,017)	(21,918)
Purchases	21,555,211	1,981,523	—	23,536,734
Sales	(14,110,013)	(2,849,659)	(55,920)	(17,015,592)

Closing Balance, as of September 30, 2015	$41,486,407	$4,046,895	$24,867	$45,558,169

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	$54,507	$(82,029)	$18	$(27,504)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments September 30, 2015	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2014-1A, Class C, 3.19%, 7/18/26 (a)(b)	USD	1,250	$1,220,693
Series 2014-2A, Class C, 3.49%, 1/15/27 (a)(b)		2,000	1,978,057
Series 2015-1A, Class D, 3.94%, 4/18/27 (a)(b)		2,750	2,573,883
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.94%, 4/15/24 (a)(b)		4,000	3,837,438
ALM V Ltd., Series 2012-5A, Class DR, 6.26%, 10/18/27 (a)(b)		8,500	8,113,250
ALM VI Ltd.:
Series 2012-6A, Class CR, 4.04%, 7/15/26 (a)(b)		4,750	4,652,150
Series 2012-6A, Class DR, 5.94%, 7/15/26 (a)(b)		6,700	6,365,670
ALM VII R Ltd., Series 2013-7RA, Class D, 5.29%, 4/24/24 (a)(b)		5,175	5,009,034
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 3.74%, 4/24/24 (a)(b)		1,250	1,230,669
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.04%, 1/20/26 (a)(b)		2,300	2,261,094
Series 2013-8A, Class C, 3.49%, 1/20/26 (a)(b)		2,800	2,609,328
Series 2013-8A, Class D, 4.78%, 1/20/26 (a)(b)		2,400	2,065,404
ALM X Ltd., Series 2013-10A, Class B, 2.89%, 1/15/25 (a)(b)		500	482,991
ALM XI Ltd., Series 2014-11A, Class C, 3.79%, 10/17/26 (a)(b)		1,250	1,181,727
ALM XII Ltd.:
Series 2015-12A, Class B, 3.54%, 4/16/27 (a)(b)		2,000	1,979,000
Series 2015-12A, Class C1, 4.04%, 4/16/27 (a)(b)		3,500	3,364,375
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.24%, 7/28/26 (a)(b)		2,731	2,682,982
Series 2014-14A, Class C, 3.74%, 7/28/26 (a)(b)		8,150	7,690,069
Series 2014-14A, Class D, 5.14%, 7/28/26 (a)(b)		2,500	2,174,881
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class C1, 3.79%, 7/15/27 (a)(b)		6,000	5,760,000
Series 2015-16A, Class D, 5.61%, 7/15/27 (a)(b)		3,750	3,411,000
AMMC CDO, Series 2015-16A, Class C, 3.38%, 4/14/27 (a)(b)		3,750	3,679,878
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 3.74%, 12/09/26 (a)(b)		1,000	1,002,500
Series 2014-15A, Class D, 4.48%, 12/09/26 (a)(b)		2,500	2,475,000
AMMC CLO IX Ltd., Series 2011-9A, Class D, 4.79%, 1/15/22 (a)(b)		6,000	5,999,935
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class B, 3.29%, 4/28/26 (a)(b)		4,750	4,655,822
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class C, 3.13%, 4/15/27 (a)(b)		2,300	2,220,650
Series 2015-6A, Class D, 3.68%, 4/15/27 (a)(b)		3,250	2,955,550
Series 2015-6A, Class E1, 5.18%, 4/15/27 (a)(b)		3,250	2,783,625
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 3.36%, 10/15/27 (a)(b)		3,625	3,601,438

Asset-Backed Securities		Par (000)	Value
Series 2015-7A, Class D, 3.96%, 10/15/27 (a)(b)	USD	3,000	$2,864,700
Apidos CLO IX, Series 2012-9AR, Class ER, 6.39%, 7/15/23 (a)(b)		1,500	1,482,300
Apidos CLO XII, Series 2013-12A, Class D, 3.39%, 4/15/25 (a)(b)		1,000	927,495
Apidos CLO XVI:
Series 2013-16A, Class B, 3.08%, 1/19/25 (a)(b)		1,688	1,664,830
Series 2013-16A, Class C, 3.54%, 1/19/25 (a)(b)		4,500	4,217,601
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.95%, 7/22/26 (a)(b)		3,300	3,152,328
Series 2014-18A, Class D, 5.50%, 7/22/26 (a)(b)		2,500	2,226,023
Apidos CLO XX, Series 2015-20A, Class B, 3.49%, 1/16/27 (a)(b)		1,250	1,250,000
Apidos CLO XXI, Series 2015-21A, Class C, 3.83%, 7/18/27 (a)(b)		1,000	945,300
ARES CLO Ltd.:
Series 2012-2A, Class CR, 2.99%, 10/12/23 (a)(b)		1,750	1,742,125
Series 2012-2A, Class DR, 3.99%, 10/12/23 (a)(b)		1,500	1,488,750
ARES XXIII CLO Ltd., Series 2012-1A, Class E, 5.89%, 4/19/23 (a)(b)		1,200	1,188,206
ARES XXV CLO Ltd., Series 2012-3A, Class D, 4.94%, 1/17/24 (a)(b)		1,938	1,917,210
ARES XXXII CLO Ltd.:
Series 2014-32A, Class B, 3.52%, 11/15/25 (a)(b)		2,000	1,981,876
Series 2014-32A, Class C, 4.47%, 11/15/25 (a)(b)		3,750	3,668,906
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 4.56%, 12/05/26 (a)(b)		4,900	4,820,814
Series 2015-1A, Class D, 6.56%, 12/05/26 (a)(b)		1,000	928,914
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.02%, 2/17/26 (a)(b)		1,900	1,842,067
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.57%, 8/15/24 (a)(b)		3,250	3,213,665
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.29%, 7/16/26 (a)(b)		750	749,985
Series 2014-1A, Class D, 3.74%, 7/16/26 (a)(b)		1,250	1,169,216
Atrium X, Series 10A, Class D, 3.79%, 7/16/25 (a)(b)		2,000	1,901,517
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.14%, 4/17/23 (a)(b)		3,650	3,656,396
Babson CLO Ltd., Series 2015-2A, Class E, 5.84%, 7/20/27 (a)(b)		1,250	1,182,125
Battalion CLO IX Ltd., Series 2015-9A, Class D, 4.18%, 7/15/28 (a)(b)		3,250	3,053,700
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.19%, 10/17/26 (a)(b)		1,500	1,432,230
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.19%, 4/18/27 (a)(b)		1,250	1,191,700
Series 2015-8A, Class D, 5.74%, 4/18/27 (a)(b)		3,650	3,205,028
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.78%, 7/15/24 (a)(b)		2,000	1,887,195
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.54%, 1/20/26 (a)(b)		2,700	2,501,261

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.79%, 7/20/26 (a)(b)	USD	2,750	$2,562,292
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class E, 5.44%, 10/20/26 (a)(b)		2,500	2,199,230
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class B, 3.34%, 4/18/27 (a)(b)		5,250	5,184,375
Series 2015-VIA, Class C, 3.99%, 4/18/27 (a)(b)		3,250	3,111,875
Series 2015-VIA, Class D, 5.84%, 4/18/27 (a)(b)		2,500	2,312,500
Betony CLO Ltd., Series 2015-1A, Class D, 3.89%, 3/06/27 (a)(b)		3,000	2,838,750
BlueMountain CLO Ltd.:
Series 2013-1A, Class B, 2.92%, 5/15/25 (a)(b)		1,500	1,469,672
Series 2014-1A, Class C, 3.05%, 4/30/26 (a)(b)		1,000	974,336
Series 2014-4A, Class E, 5.62%, 11/30/26 (a)(b)		3,125	2,787,779
Series 2015-1A, Class B, 3.42%, 4/13/27 (a)(b)		1,500	1,499,937
Series 2015-1A, Class C, 4.02%, 4/13/27 (a)(b)		1,250	1,197,862
Series 2015-1A, Class D, 5.72%, 4/13/27 (a)(b)		1,500	1,350,019
Series 2015-2A, Class E, 5.63%, 7/18/27 (a)(b)		1,500	1,312,624
Canyon Capital CLO Ltd., Series 2015-1A, Class C, 3.42%, 4/15/27 (a)(b)		1,750	1,720,960
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2AR, Class ER, 6.38%, 7/20/23 (a)(b)		5,180	5,179,837
Series 2013-1A, Class C, 4.31%, 2/14/25 (a)(b)		2,000	1,958,318
Series 2013-2A, Class D, 4.04%, 4/18/25 (a)(b)		2,250	2,171,221
Series 2014-4A, Class C, 3.32%, 10/15/26 (a)(b)		1,245	1,233,855
Series 2014-5A, Class C, 4.44%, 10/16/25 (a)(b)		2,750	2,742,935
Series 2015-1A, Class C, 3.44%, 4/20/27 (a)(b)		2,750	2,732,578
Series 2015-1A, Class D, 4.04%, 4/20/27 (a)(b)		3,500	3,354,085
Series 2015-1A, Class E1, 5.59%, 4/20/27 (a)(b)		2,750	2,502,500
Series 2015-2A, Class C, 4.02%, 4/27/27 (a)(b)		1,250	1,213,988
Series 2015-2A, Class D, 5.57%, 4/27/27 (a)(b)		1,500	1,326,870
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 3.88%, 5/20/26 (a)(b)		3,695	3,399,039
CFIP CLO Ltd., Series 2013-1A, Class D, 4.04%, 4/20/24 (a)(b)		2,000	1,918,740
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.46%, 8/14/24 (a)(b)		2,250	2,249,882
Series 2013-2A, Class B1L, 3.89%, 4/21/25 (a)(b)		1,750	1,657,758
Series 2014-2A, Class A3L, 3.18%, 5/24/26 (a)(b)		2,545	2,503,710
Series 2014-3A, Class C1, 3.10%, 7/22/26 (a)(b)		1,500	1,458,976
Series 2014-3A, Class D, 3.70%, 7/22/26 (a)(b)		4,100	3,818,344

Asset-Backed Securities		Par (000)	Value
Series 2014-5A, Class C, 3.64%, 1/17/27 (a)(b)	USD	2,000	$1,993,863
Series 2014-5A, Class D2, 4.79%, 1/17/27 (a)(b)		3,500	3,498,520
Series 2015-1A, Class C, 3.27%, 1/22/27 (a)(b)		3,500	3,444,071
Series 2015-1A, Class D, 4.27%, 1/22/27 (a)(b)		2,300	2,218,706
Series 2015-2A, Class D, 3.87%, 4/15/27 (a)(b)		2,750	2,590,628
Series 2015-4A, Class C1, 4.11%, 10/20/27 (a)(b)		1,750	1,699,600
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.09%, 10/15/26 (a)(b)		2,800	2,749,094
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class D, 4.06%, 11/09/25 (a)(b)		1,000	959,047
Series 2014-36A, Class E, 5.51%, 11/09/25 (a)(b)		1,000	900,573
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.93%, 3/21/24 (a)(b)		3,600	3,484,440
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.80%, 10/25/24 (a)(b)		1,650	1,650,073
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class CR, 3.74%, 4/20/23 (a)(b)		3,800	3,784,420
Series 2012-7A, Class DR, 5.54%, 4/20/23 (a)(b)		1,000	989,520
Series 2012-7A, Class ER, 3.54%, 4/20/23 (a)(b)		2,570	2,338,621
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		3,580	2,075,006
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.67%, 11/15/24 (a)(b)		2,150	2,150,288
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.58%, 4/25/25 (a)(b)		1,500	1,420,833
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 4.01%, 4/18/27 (a)(b)		3,750	3,660,000
Series 2015-11A, Class E, 5.86%, 4/18/27 (a)(b)		2,000	1,811,811
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.79%, 7/17/23 (a)(b)		2,080	2,069,550
Highbridge Loan Management Ltd.:
Series 2014-4A, Class B, 3.29%, 7/28/25 (a)(b)		5,130	4,979,911
Series 2015-6A, Class D, 3.94%, 3/17/27 (a)(b)		2,250	2,137,500
Series 2015-6A, Class E, 5.75%, 3/17/27 (a)(b)		2,000	1,770,000
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.28%, 11/05/24 (a)(b)		4,000	3,877,858
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 7/15/26 (a)(c)		2,000	1,156,639
Keuka Park CLO Ltd., Series 2013-1A, Class D, 3.49%, 10/21/24 (a)(b)		2,750	2,565,869
LCM X LP:
Series 10AR, Class CR, 3.14%, 4/15/22 (a)(b)		2,000	2,003,835
Series 10AR, Class ER, 5.79%, 4/15/22 (a)(b)		1,550	1,533,761
LCM XV LP, Series 15A, Class D, 3.63%, 8/25/24 (a)(b)		5,000	4,764,211
LCM XVIII LP:
Series 18A, Class C1, 3.44%, 4/20/27 (a)(b)		4,500	4,421,392

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 18A, Class D, 4.09%, 4/20/27 (a)(b)	USD	3,250	$3,176,875
Series 18A, Class E, 5.64%, 4/20/27 (a)(b)		3,500	3,193,750
Series 18A, Class INC, 1.72%, 4/20/27 (a)(b)		5,315	4,358,300
Madison Park Funding IX Ltd.:
Series 2012-9AR, Class C1R, 3.17%, 8/15/22 (a)(b)		5,000	4,988,171
Series 2012-9AR, Class DR, 4.17%, 8/15/22 (a)(b)		6,000	5,925,116
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.10%, 4/22/22 (a)(b)		3,750	3,750,089
Series 2012-8AR, Class DR, 4.15%, 4/22/22 (a)(b)		2,750	2,723,520
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class C, 3.04%, 1/19/25 (a)(b)		3,750	3,675,881
Series 2014-13A, Class D, 3.64%, 1/19/25 (a)(b)		1,500	1,418,937
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.89%, 7/25/26 (a)(b)		4,221	4,046,496
Madison Park Funding XV Ltd.:
Series 2014-15A, Class B1, 3.55%, 1/27/26 (a)(b)		1,000	1,001,911
Series 2014-15A, Class D, 5.75%, 1/27/26 (a)(b)		1,000	901,284
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class B, 3.30%, 4/20/26 (a)(b)		1,500	1,500,000
Series 2015-16A, Class C, 4.00%, 4/20/26 (a)(b)		1,500	1,474,350
Marine Park CLO Ltd., Series 2015-1A, Class DR, 5.73%, 10/12/23 (a)(b)		2,500	2,425,000
Mill Creek CLO Ltd., Series 2011-1A, Class E, 7.04%, 1/20/22 (a)(b)		5,500	5,500,828
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.53%, 10/15/25 (a)(b)		2,500	2,304,252
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.64%, 4/15/26 (a)(b)		1,000	934,874
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.86%, 8/04/25 (a)(b)		1,500	1,399,068
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.43%, 11/14/25 (a)(b)		2,250	2,224,656
Series 2014-18A, Class C, 4.03%, 11/14/25 (a)(b)		3,250	3,079,375
Oaktree EIF II Ltd.:
Series 2014-A2, Class C, 3.47%, 11/15/25 (a)(b)		4,625	4,545,924
Series 2015-B1A, Class C, 3.42%, 2/15/26 (a)(b)		3,500	3,415,962
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 5.78%, 5/05/23 (a)(b)		7,150	7,089,638
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class D, 3.79%, 4/15/26 (a)(b)		2,500	2,357,139
Series 2014-1A, Class F, 5.79%, 4/15/26 (a)(b)		1,950	1,537,884
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)(c)		2,600	1,705,602
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 5.04%, 1/19/25 (a)(b)		3,000	2,629,383

Asset-Backed Securities		Par (000)	Value
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.64%, 7/17/25 (a)(b)	USD	1,250	$1,166,731
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.48%, 10/25/25 (a)(b)		1,000	923,416
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.96%, 8/12/26 (a)(b)		1,500	1,420,101
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 3.55%, 1/15/27 (a)(b)		1,750	1,730,576
Series 2014-1A, Class D1, 4.20%, 1/15/27 (a)(b)		1,750	1,678,242
Series 2014-1A, Class E1, 5.55%, 1/15/27 (a)(b)		1,500	1,324,200
OneMain Financial Issuance Trust:
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		1,500	1,500,315
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)		1,500	1,489,965
OZLM Funding III Ltd.:
Series 2013-3A, Class B, 3.40%, 1/22/25 (a)(b)		4,500	4,476,752
Series 2013-3A, Class C, 4.20%, 1/22/25 (a)(b)		1,750	1,694,842
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.78%, 7/22/25 (a)(b)		2,000	1,852,576
OZLM Funding Ltd.:
Series 2012-1A, Class DR, 6.99%, 7/22/27 (a)(b)		3,500	3,488,567
Series 2012-2A, Class B, 3.55%, 10/30/23 (a)(b)		2,500	2,499,822
Series 2012-2A, Class C, 4.65%, 10/30/23 (a)(b)		1,000	999,952
OZLM IX Ltd.:
Series 2014-9A, Class B, 3.59%, 1/20/27 (a)(b)		1,250	1,253,811
Series 2014-9A, Class C, 3.88%, 1/20/27 (a)(b)		2,000	1,925,466
OZLM VII Ltd.:
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		5,600	5,274,516
Series 2014-7A, Class D, 5.23%, 7/17/26 (a)(b)		5,000	4,326,938
OZLM VIII Ltd., Series 2014-8A, Class C, 3.79%, 10/17/26 (a)(b)		2,550	2,387,009
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.30%, 1/30/27 (a)(b)		3,000	2,953,503
Series 2015-11A, Class C1, 4.35%, 1/30/27 (a)(b)		5,750	5,594,750
Series 2015-11A, Class D, 5.70%, 1/30/27 (a)(b)		2,500	2,258,000
OZLM XII Ltd.:
Series 2015-12A, Class B, 3.19%, 4/30/27 (a)(b)		1,500	1,462,786
Series 2015-12A, Class C, 3.99%, 4/30/27 (a)(b)		4,750	4,465,451
Series 2015-12A, Class D, 5.69%, 4/30/27 (a)(b)		1,000	875,380
OZLM XIII Ltd.:
Series 2015-13A, Class C, 4.78%, 7/30/27 (a)(b)		1,500	1,489,290
Series 2015-13A, Class D, 5.73%, 7/30/27 (a)(b)		3,250	2,832,992
Palmer Square CLO Ltd., Series 2014-1A, Class C, 4.14%, 10/17/22 (a)(b)		3,980	3,920,308

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Pinnacle Park CLO Ltd., Series 2014-1A, Class E, 5.24%, 4/15/26 (a)(b)	USD	1,000	$880,214
Regatta Funding LP:
Series 2013-2A, Class C, 4.29%, 1/15/25 (a)(b)		2,750	2,691,233
Series 2013-2A, Class D, 5.79%, 1/15/25 (a)(b)		4,000	3,805,718
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.25%, 7/25/26 (a)(b)		2,000	1,954,993
Series 2014-1A, Class D, 3.80%, 7/25/26 (a)(b)		1,000	922,944
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 3.79%, 7/17/26 (a)(b)		2,000	1,895,803
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(c)		2,500	2,094,509
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.19%, 7/15/25 (a)(b)		3,250	3,135,090
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 3.79%, 1/21/26 (a)(b)		2,750	2,585,513
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 4.02%, 7/20/27 (a)(b)		2,000	1,880,800
Series 2015-2A, Class E, 5.97%, 7/20/27 (a)(b)		2,000	1,808,600
Sound Point CLO Ltd.:
Series 2015-8A, Class C, 3.29%, 4/16/27 (a)(b)		2,250	2,199,969
Series 2015-8A, Class D, 3.94%, 4/16/27 (a)(b)		2,750	2,590,949
Sound Point CLO V Ltd., Series 2014-1A, Class C, 3.03%, 4/18/26 (a)(b)		3,500	3,438,750
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (a)(b)		3,000	2,821,089
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.53%, 8/21/26 (a)(b)		3,000	2,964,822
Stewart Park CLO Ltd., Series 2015-1A, Class E, 5.72%, 4/15/26 (a)(b)		5,000	4,250,000
Symphony CLO Ltd.:
Series 2012-10AR, Class DR, 4.14%, 7/23/23 (a)(b)		3,625	3,569,385
Series 2012-10AR, Class ER, 6.14%, 7/23/23 (a)(b)		6,520	6,421,627
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.89%, 7/28/21 (a)(b)		1,250	1,240,752
TICP CLO I Ltd.:
Series 2015-1A, Class C, 3.38%, 7/20/27 (a)(b)		1,500	1,467,882
Series 2015-1A, Class D, 3.93%, 7/20/27 (a)(b)		1,500	1,392,342
TICP CLO III Ltd.:
Series 2014-3A, Class C, 3.54%, 1/20/27 (a)(b)		1,250	1,238,482
Series 2014-3A, Class D1, 4.04%, 1/20/27 (a)(b)		1,000	943,994
Series 2014-3A, Class D2, 4.47%, 1/20/27 (a)(b)		1,000	970,734
Treman Park CLO LLC, Series 2015-1A, Class D, 4.12%, 4/20/27 (a)(b)		9,000	8,752,500
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.79%, 7/15/25 (a)(b)		2,250	2,138,614
Venture XI CLO Ltd.:
Series 2012-11AR, Class CR, 3.26%, 11/14/22 (a)(b)		3,000	2,983,804
Series 2012-11AR, Class DR, 4.26%, 11/14/22 (a)(b)		2,150	2,101,021
Series 2012-11AR, Class ER, 6.46%, 11/14/22 (a)(b)		1,250	1,213,062

Asset-Backed Securities		Par (000)	Value
Venture XII CLO Ltd., Series 2012-12A, Class D, 3.98%, 2/28/24 (a)(b)	USD	750	$711,166
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.83%, 6/10/25 (a)(b)		2,000	1,884,533
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.59%, 1/15/26 (a)(b)		2,000	1,994,046
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.13%, 7/15/26 (a)(b)		4,500	4,383,966
Venture XX CLO Ltd.:
Series 2015-20A, Class C, 3.43%, 4/15/27 (a)(b)		4,000	3,948,400
Series 2015-20A, Class D, 4.13%, 4/15/27 (a)(b)		1,670	1,591,343
Venture XXI CLO Ltd., Series 2015-21A, Class D, 3.88%, 7/15/27 (a)(b)		2,780	2,660,738
Voya CLO Ltd.:
Series 2012-2RA, Class DR, 4.24%, 10/15/22 (a)(b)		2,250	2,238,435
Series 2012-2RA, Class ER, 6.29%, 10/15/22 (a)(b)		3,125	3,061,812
Series 2012-4A, Class C, 4.79%, 10/15/23 (a)(b)		2,250	2,238,272
Series 2013-2A, Class C, 3.80%, 4/25/25 (a)(b)		1,250	1,175,099
Series 2014-3A, Class C, 3.90%, 7/25/26 (a)(b)		3,050	2,866,740
Series 2014-4A, Class C, 4.29%, 10/14/26 (a)(b)		3,000	2,891,594
Series 2014-4A, Class D, 5.79%, 10/14/26 (a)(b)		1,500	1,359,732
Series 2015-1A, Class D, 5.88%, 4/18/27 (a)(b)		2,500	2,358,500
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.99%, 7/17/26 (a)(b)		3,250	3,041,755
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.39%, 10/17/26 (a)(b)		3,000	2,975,700
Total Asset-Backed Securities — 3.5%			578,403,591

Common Stocks		Shares
Air Freight & Logistics — 0.1%
XPO Logistics, Inc. (d)		397,497	9,472,354
Auto Components — 0.0%
Lear Corp.		1,540	167,521
Capital Markets — 0.7%
American Capital Ltd. (d)		9,132,000	111,045,120
E*TRADE Financial Corp. (d)		414,700	10,919,051
Freedom Pay, Inc. (d)		314,534	3

			121,964,174
Chemicals — 0.1%
Advanced Emissions Solutions, Inc. (d)		310,220	2,047,452
Huntsman Corp.		1,985,843	19,242,819

			21,290,271
Communications Equipment — 0.1%
Nokia OYJ - ADR		3,298,906	22,366,583
Consumer Finance — 1.3%
Ally Financial, Inc. (d)		4,600,276	93,753,617
Ally Financial, Inc. (d)		4,053,560	82,611,553
Ally Financial, Inc. (d)		1,720,096	35,055,556

			211,420,726
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co. (d)		326,824	6,637,795

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Common Stocks		Shares	Value
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT (d)		1,108,793	$2,772
Adelphia Recovery Trust, Series Arahova INT (d)		242,876	1,214
Adelphia Recovery Trust, Series Frontiervision INT (d)		131,748	1,225
Concrete Investment II SCA — Stapled (d)(e)		120,971	1

			5,212
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (d)		401,700	602,550
Hotels, Restaurants & Leisure — 0.3%
Amaya, Inc. (d)	2,258,029		41,167,363
Amaya, Inc. (d)		781,880	14,254,882

			55,422,245
Insurance — 0.5%
American International Group, Inc.	1,365,474		77,586,233
Media — 0.2%
Time Warner Cable, Inc.		194,395	34,868,631
Metals & Mining — 0.0%
African Minerals Ltd. (d)		736,359	11
Constellium NV, Class A (d)		417,646	2,530,935

			2,530,946
Oil, Gas & Consumable Fuels — 0.2%
Laricina Energy Ltd. (d)(f)		376,471	33,853
Osum Oil Sands Corp. (d)(f)	1,600,000		4,328,213
Peninsula Energy Ltd. (d)(g)	13,944,025		9,787,339
Seven Generations Energy Ltd. (d)(f)	1,784,000		16,857,429

			31,006,834
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		1,381	27,675
Software — 0.0%
kCAD Holdings I Ltd. (d)	4,067,849,248		3,172,922
Transportation Infrastructure — 0.3%
Gener8 Maritime, Inc. (d)	4,104,897		42,701,191
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (d)		520,200	20,709,162
Total Common Stocks — 4.0%			661,953,025

Corporate Bonds		Par (000)
Aerospace & Defense — 1.1%
Bombardier, Inc., 7.50%, 3/15/25 (a)	USD	12,118	9,088,500
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		7,557	8,067,249
TransDigm, Inc.:
5.50%, 10/15/20		12,165	11,594,766
6.00%, 7/15/22		79,320	73,965,900
6.50%, 7/15/24		86,367	81,172,025

			183,888,440
Air Freight & Logistics — 0.5%
CEVA Group PLC, 7.00%, 3/01/21 (a)		6,575	5,818,875
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	5,241	5,914,887
XPO Logistics, Inc.:
7.88%, 9/01/19 (a)	USD	38,668	37,701,300
5.75%, 6/15/21	EUR	1,950	1,895,855
6.50%, 6/15/22 (a)	USD	45,172	38,198,573

			89,529,490

Corporate Bonds		Par (000)	Value
Airlines — 0.6%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (a)	USD	11,775	$10,685,813
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		50,169	51,423,458
National Air Cargo Group, Inc.:
11.88%, 5/02/18		2,897	2,896,560
11.88%, 5/08/18		2,962	2,961,552
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		25,474	25,855,926
Series 2013-1D, 8.50%, 10/23/16 (a)		11,156	11,378,617

			105,201,926
Auto Components — 1.5%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	7,100	10,131,289
Affinia Group, Inc., 7.75%, 5/01/21	USD	5,710	5,995,500
Dana Holding Corp., 5.38%, 9/15/21		5,000	4,925,000
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		55,129	57,747,627
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		28,391	28,433,587
6.00%, 8/01/20		11,127	11,432,993
5.88%, 2/01/22		53,679	54,014,494
Schaeffler Finance BV:
4.75%, 5/15/23 (a)		9,593	9,257,245
3.25%, 5/15/25	EUR	4,775	4,988,798
UCI International, Inc., 8.63%, 2/15/19	USD	54,182	43,345,600
ZF North America Capital, Inc.:
2.25%, 4/26/19	EUR	900	960,410
4.50%, 4/29/22 (a)	USD	9,374	8,858,430
2.75%, 4/27/23	EUR	7,900	7,944,755

			248,035,728
Automobiles — 0.1%
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	8,919	13,363,188
Banks — 0.9%
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	1,940	2,178,862
Banco Popolare SC:
3.50%, 3/14/19		1,000	1,139,704
2.75%, 7/27/20		2,375	2,633,139
Bank of Ireland, 4.25%, 6/11/24 (b)		1,574	1,778,427
Bankia SA, 4.00%, 5/22/24 (b)		10,600	11,418,384
CIT Group, Inc.:
5.25%, 3/15/18	USD	20,240	20,796,600
5.50%, 2/15/19 (a)		19,829	20,572,587
5.00%, 8/01/23		24,092	23,941,425
6.00%, 4/01/36		21,122	20,065,900
Ibercaja Banco SA, 5.00%, 7/28/25 (b)	EUR	4,900	5,178,802
Novo Banco SA:
2.63%, 5/08/17		10,400	10,755,673
4.75%, 1/15/18		12,300	13,019,586
4.00%, 1/21/19		12,000	12,415,367
UniCredit SpA:
6.95%, 10/31/22		2,850	3,646,072
5.75%, 10/28/25 (b)		3,000	3,576,870

			153,117,398
Beverages — 0.1%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	7,672	7,825,440
4.25%, 5/01/23		3,275	3,262,719

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Beverages (continued)
Hydra Dutch Holdings 2 BV, 5.48%, 4/15/19 (b)	EUR	4,388	$4,639,798

			15,727,957
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	11,695	11,570,799
Building Products — 1.2%
Builders FirstSource, Inc., 10.75%, 8/15/23 (a)		10,428	10,414,965
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		48,674	49,160,740
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		32,009	31,848,955
Hillman Group, Inc., 6.38%, 7/15/22 (a)		9,054	8,329,680
Masonite International Corp., 5.63%, 3/15/23 (a)		13,161	13,424,220
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	2,520	2,844,303
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	33,425	32,088,000
Ryland Group, Inc., 6.63%, 5/01/20		2,870	3,121,125
USG Corp.:
9.75%, 1/15/18		27,339	30,414,637
5.88%, 11/01/21 (a)		7,170	7,438,875
5.50%, 3/01/25 (a)		4,312	4,301,220

			193,386,720
Capital Markets — 0.4%
American Capital, Ltd., 6.50%, 9/15/18 (a)		5,056	5,212,230
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	3,075	4,679,368
E*TRADE Financial Corp.:
0.00%, 8/31/19 (a)(c)(h)	USD	1,420	3,600,808
5.38%, 11/15/22		19,571	20,745,260
4.63%, 9/15/23		20,730	20,937,300
Series A, 0.00%, 8/31/19 (c)(h)		328	831,736
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(d)(i)	EUR	4,550	673,656
4.75%, 1/16/14 (b)(d)(i)		14,545	2,153,478
0.00%, 2/05/14 (b)(d)(i)		22,800	3,057,222

			61,891,058
Chemicals — 1.1%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)	USD	20,810	21,928,537
Chemours Co.:
6.63%, 5/15/23 (a)		23,638	15,896,555
7.00%, 5/15/25 (a)		12,467	8,197,053
Huntsman International LLC:
4.88%, 11/15/20		4,720	4,101,208
5.13%, 11/15/22 (a)		17,325	14,856,187
5.13%, 4/15/21	EUR	11,190	11,569,614
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)	USD	5,120	4,825,600
5.88%, 2/01/19 (a)		2,340	2,176,200
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		22,959	17,678,430
Escrow, 8.88%, 10/15/20 (d)(i)		22,959	2
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	2,603	2,828,621
Platform Specialty Products Corp., 6.50%, 2/01/22 (a)	USD	70,783	60,873,380
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	2,690	2,553,025
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.:
6.38%, 5/01/22		6,400	6,866,057
6.75%, 5/01/22 (a)	USD	2,151	2,064,960
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)		9,303	9,186,713

			185,602,142

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies — 1.0%
Acosta, Inc., 7.75%, 10/01/22 (a)	USD	17,750	$16,795,937
ADS Waste Holdings, Inc., 8.25%, 10/01/20		9,095	9,072,263
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		17,300	16,746,919
Bilbao Luxembourg SA, 10.69% (10.50% Cash or 11.25% PIK), 12/01/18 (j)	EUR	3,582	4,112,453
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	18,567	16,988,805
Covanta Holding Corp., 5.88%, 3/01/24		9,445	8,996,363
Hertz Corp.:
7.50%, 10/15/18		3,890	3,940,609
6.75%, 4/15/19		7,060	7,183,550
5.88%, 10/15/20		2,265	2,238,953
7.38%, 1/15/21		13,535	13,974,887
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (a)(j)		5,522	5,535,805
IVS F. SpA, 7.13%, 4/01/20	EUR	1,831	2,117,579
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	20,876	16,387,660
Mobile Mini, Inc., 7.88%, 12/01/20		11,997	12,446,887
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		12,088	12,375,090
Verisure Holding AB, Series B, 8.75%, 12/01/18	EUR	2,957	3,452,857
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	17,127	16,698,825

			169,065,442
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
6.75%, 11/15/20 (a)		30,240	31,827,600
6.45%, 3/15/29		50,976	50,466,240
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (a)		23,453	23,394,367
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		23,909	22,937,816
CommScope, Inc.:
4.38%, 6/15/20 (a)		10,433	10,354,753
5.50%, 6/15/24 (a)		4,043	3,861,065
Nokia OYJ:
5.00%, 10/26/17 (h)	EUR	6,700	19,108,098
5.38%, 5/15/19	USD	2,500	2,631,250
6.63%, 5/15/39		18,385	19,212,325
Riverbed Technology, Inc., 8.88%, 3/01/23 (a)		29,035	26,421,850

			210,215,364
Computer Services — 0.2%
SunGard Data Systems, Inc., 6.63%, 11/01/19		30,220	31,202,150
Construction & Engineering — 0.5%
Abengoa Finance SAU:
8.88%, 2/05/18	EUR	700	403,607
7.00%, 4/15/20 (k)		12,299	5,634,619
6.00%, 3/31/21		1,000	444,728
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)	USD	14,640	5,490,000
AECOM:
5.75%, 10/15/22 (a)		4,514	4,539,414
5.88%, 10/15/24 (a)		13,853	13,956,897
Aguila 3 SA, 7.88%, 1/31/18 (a)		16,255	16,376,913
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	5,996	5,815,570
Astaldi SpA, 7.13%, 12/01/20		3,503	4,031,701
BIBBY Offshore Services PLC, 7.50%, 6/15/21	GBP	2,498	2,834,128
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)	USD	10,725	9,572,063
Modular Space Corp., 10.25%, 1/31/19 (a)		8,130	5,650,350
Novafives SAS, 4.50%, 6/30/21	EUR	2,950	2,517,585

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Construction & Engineering (continued)
Obrascon Huarte Lain SA, 5.50%, 3/30/23	EUR	2,320	$2,194,451

			79,462,026
Construction Materials — 0.1%
Cemex SAB de CV, 4.38%, 3/05/23		8,746	8,795,548
Kerneos Corp. SAS, 5.75%, 3/01/21		2,153	2,360,065

			11,155,613
Consumer Finance — 1.3%
Ally Financial, Inc.:
4.63%, 3/30/25	USD	42,725	40,375,125
8.00%, 11/01/31		134,638	155,970,045
DFC Finance Corp., 10.50%, 6/15/20 (a)		14,480	8,507,000
Navient Corp.:
5.50%, 1/25/23		1,905	1,510,894
6.13%, 3/25/24		1,910	1,528,000
5.88%, 10/25/24		2,635	2,068,475

			209,959,539
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		12,025	11,964,875
3.34%, 12/15/19 (a)(b)		4,500	4,342,500
6.00%, 6/30/21 (a)		12,125	11,579,375
4.25%, 1/15/22	EUR	17,590	19,262,065
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (a)	USD	7,307	7,197,395
6.00%, 6/15/17 (a)		15,804	15,468,165
Crown Americas LLC/Crown Americas Capital Corp. III, III, 6.25%, 2/01/21		2,932	3,038,285
Crown Americas LLC/Crown Americas Capital Corp. IV, IV, 4.50%, 1/15/23		13,059	12,797,820
Crown European Holdings SA:
4.00%, 7/15/22	EUR	8,425	9,437,679
3.38%, 5/15/25		4,200	4,223,794
Greif Nevada Holdings, Inc., 7.38%, 7/15/21 (a)		2,085	2,714,207
Horizon Holdings I SASU, 7.25%, 8/01/23		625	699,999
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (j)		2,200	2,530,891
ProGroup AG, 5.13%, 5/01/22		3,528	4,021,052
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19	USD	3,726	3,856,410
5.75%, 10/15/20		40,251	40,653,510
Sealed Air Corp.:
4.88%, 12/01/22 (a)		8,040	7,949,550
5.25%, 4/01/23 (a)		5,000	5,012,500
4.50%, 9/15/23	EUR	5,395	6,103,760
5.13%, 12/01/24 (a)	USD	19,497	19,107,060
6.88%, 7/15/33 (a)		7,820	7,839,550
SGD Group SAS, 5.63%, 5/15/19	EUR	3,403	3,726,481

			203,526,923
Distributors — 0.2%
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)	USD	37,775	38,530,500
Diversified Consumer Services — 0.1%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	2,150	3,301,188
Service Corp. International:
4.50%, 11/15/20	USD	6,000	6,090,000
5.38%, 5/15/24		10,871	11,319,429

			20,710,617

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.50%, 5/15/21	USD	10,734	$10,720,583
5.00%, 10/01/21		44,420	45,308,400
Altice Financing SA:
6.50%, 1/15/22 (a)		7,995	7,719,252
5.25%, 2/15/23	EUR	4,882	5,356,982
6.63%, 2/15/23 (a)	USD	35,316	33,969,577
Altice U.S. Finance SA, 7.75%, 7/15/25 (a)		30,485	26,903,013
MSCI, Inc., 5.75%, 8/15/25 (a)		15,118	15,231,385

			145,209,192
Diversified Telecommunication Services — 4.6%
Altice Finco SA:
8.13%, 1/15/24 (a)		6,840	6,515,100
7.63%, 2/15/25 (a)		8,530	7,954,225
Avaya, Inc.:
7.00%, 4/01/19 (a)		27,830	22,055,275
10.50%, 3/01/21 (a)		10,197	4,690,620
CenturyLink, Inc.:
5.63%, 4/01/20		18,141	16,882,377
6.75%, 12/01/23		8,115	7,100,625
Series S, 6.45%, 6/15/21		4,125	3,774,375
Columbus International, Inc., 7.38%, 3/30/21 (a)		21,244	21,987,540
Consolidated Communications, Inc., 6.50%, 10/01/22 (a)		5,565	4,980,675
Frontier Communications Corp.:
6.25%, 9/15/21		14,370	11,963,025
7.13%, 1/15/23		12,445	10,228,545
7.63%, 4/15/24		11,765	9,823,775
6.88%, 1/15/25		27,785	21,950,150
11.00%, 9/15/25 (a)		35,294	34,146,945
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		11,235	8,763,300
5.50%, 8/01/23		53,618	44,234,850
Level 3 Financing, Inc.:
7.00%, 6/01/20		16,904	17,495,640
6.13%, 1/15/21		6,025	6,193,760
5.38%, 8/15/22		6,505	6,326,113
5.63%, 2/01/23		34,804	34,194,930
5.13%, 5/01/23 (a)		25,003	23,909,119
5.38%, 5/01/25 (a)		51,652	49,036,859
Sable International Finance Ltd., 6.88%, 8/01/22 (a)		14,089	14,194,667
Telecom Italia Capital SA:
6.38%, 11/15/33		6,780	6,491,850
6.00%, 9/30/34		27,565	25,497,625
Telecom Italia SpA:
3.25%, 1/16/23	EUR	5,000	5,428,872
5.88%, 5/19/23	GBP	15,250	24,492,695
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	8,444	9,977,909
6.75%, 8/15/24		12,349	14,826,859
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		3,113	3,190,988
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	15,565	23,784,491
4.88%, 1/15/27		7,500	10,029,499
6.25%, 3/28/29		5,066	7,510,295
Wind Acquisition Finance SA:
6.50%, 4/30/20 (a)	USD	19,725	20,415,375

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
4.00%, 7/15/20	EUR	28,668	$31,553,283
7.00%, 4/23/21		1,060	1,181,489
4.75%, 7/15/20 (a)	USD	6,585	6,519,150
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		51,260	55,617,100
6.00%, 4/01/23 (a)		81,945	79,486,650
6.38%, 5/15/25 (a)		20,345	19,531,200
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	11,617	11,715,265
5.88%, 1/15/25 (a)	USD	27,866	25,497,390

			771,150,475
Electric Utilities — 0.5%
AES Corp., 7.38%, 7/01/21		6,840	7,096,500
CE Energy AS, 7.00%, 2/01/21	EUR	3,856	4,450,905
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)	USD	22	22,246
Homer City Generation LP, 8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (j)		17,767	17,766,581
Talen Energy Supply LLC, 6.50%, 6/01/25 (a)		3,482	2,994,520
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.25% (10.50% Cash or 11.25% PIK), 11/01/16 (d)(i)(j)		431,868	53,983,500
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	5,166	5,628,783

			91,943,035
Electrical Equipment — 0.3%
GrafTech International Ltd., 6.38%, 11/15/20	USD	5,000	3,500,000
Sensata Technologies BV:
5.63%, 11/01/24 (a)		5,526	5,512,185
5.00%, 10/01/25 (a)		26,207	24,601,821
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	9,731	11,166,843

			44,780,849
Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc., 5.50%, 4/15/23		18,060	19,373,135
Brightstar Corp., 7.25%, 8/01/18 (a)	USD	4,250	4,441,250
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		23,200	24,249,800
5.00%, 9/01/23		15,381	15,493,127
5.50%, 12/01/24		54,946	54,946,000

			118,503,312
Energy Equipment & Services — 0.3%
Pacific Drilling SA, 5.38%, 6/01/20 (a)		7,953	4,692,270
Seventy Seven Energy, Inc., 6.50%, 7/15/22		11,092	4,325,880
Transocean, Inc.:
3.00%, 10/15/17		19,239	17,411,295
6.00%, 3/15/18		21,853	19,995,495
6.50%, 11/15/20		7,567	5,788,755
4.30%, 10/15/22		2,568	1,585,740

			53,799,435
Food & Staples Retailing — 0.8%
Brakes Capital, 7.13%, 12/15/18	GBP	6,440	10,034,340
Findus Bondco SA:
9.13%, 7/01/18	EUR	4,902	5,697,172
9.50%, 7/01/18	GBP	3,687	5,842,422
Rite Aid Corp.:
9.25%, 3/15/20	USD	15,515	16,484,687
6.75%, 6/15/21		10,645	10,911,125
6.13%, 4/01/23 (a)		70,009	69,483,933
7.70%, 2/15/27		6,055	6,902,700

			125,356,379

Corporate Bonds		Par (000)	Value
Food Products — 0.7%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	4,261	$7,042,688
Boparan Finance PLC:
5.25%, 7/15/19		1,587	2,232,675
4.38%, 7/15/21	EUR	3,489	3,421,047
5.50%, 7/15/21	GBP	5,337	7,068,367
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (a)	USD	14,490	13,330,800
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		30,900	31,672,500
8.00%, 7/15/25 (a)		16,294	16,782,820
R&R Ice Cream PLC, 4.75%, 5/15/20	EUR	6,530	7,344,818
R&R PIK PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (j)		4,089	4,614,199
Smithfield Foods, Inc.:
5.88%, 8/01/21 (a)	USD	4,674	4,790,850
6.63%, 8/15/22		8,770	9,241,387
WhiteWave Foods Co., 5.38%, 10/01/22		7,846	8,140,225

			115,682,376
Health Care Equipment & Supplies — 0.6%
Alere, Inc.:
7.25%, 7/01/18		17,638	18,343,520
6.50%, 6/15/20		1,562	1,585,430
6.38%, 7/01/23 (a)		14,464	14,680,960
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		49,606	48,365,850
Hologic, Inc., 5.25%, 7/15/22 (a)		20,151	20,352,510

			103,328,270
Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		8,590	8,461,150
5.63%, 2/15/23		18,935	19,029,675
5.63%, 2/15/23 (a)		12,240	12,301,200
Amsurg Corp.:
5.63%, 11/30/20		3,530	3,582,950
5.63%, 7/15/22		50,096	50,033,380
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (b)	GBP	6,830	9,526,149
Centene Corp., 4.75%, 5/15/22	USD	19,638	19,539,810
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		8,444	8,633,990
8.00%, 11/15/19		7,850	8,168,906
6.88%, 2/01/22		28,124	28,720,510
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		48,043	47,178,226
5.00%, 5/01/25		39,191	37,623,360
Envision Healthcare Corp., 5.13%, 7/01/22 (a)		17,400	17,356,500
Ephios Bondco PLC:
6.25%, 7/01/22	EUR	6,575	7,319,392
6.25%, 7/01/22		6,635	7,413,988
Ephios Holdco II PLC, 8.25%, 7/01/23		3,000	3,287,184
ExamWorks Group, Inc., 5.63%, 4/15/23	USD	15,159	15,367,436
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (a)		18,985	18,747,687
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (a)		180	193,950
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (a)		9,896	9,871,260
HCA Holdings, Inc., 6.25%, 2/15/21		14,490	15,431,850
HCA, Inc.:
6.50%, 2/15/20		39,429	42,977,610
7.50%, 2/15/22		41,335	46,708,550
5.88%, 3/15/22		30,085	32,266,163

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
4.75%, 5/01/23	USD	3,328	$3,339,648
5.00%, 3/15/24		37,065	37,157,663
5.38%, 2/01/25		56,689	56,122,110
5.25%, 4/15/25		13,410	13,694,963
Series 1, 5.88%, 5/01/23		16,559	17,179,963
HealthSouth Corp.:
5.13%, 3/15/23		10,613	10,215,013
5.75%, 11/01/24		18,064	17,838,200
5.75%, 11/01/24 (a)		12,307	12,153,163
5.75%, 9/15/25 (a)		17,791	17,257,270
IDH Finance PLC, 6.00%, 12/01/18	GBP	4,356	6,668,591
Kindred Healthcare, Inc., 6.38%, 4/15/22	USD	5,809	5,765,433
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (a)		7,565	7,565,000
Omnicare, Inc.:
4.75%, 12/01/22		5,336	5,762,880
5.00%, 12/01/24		4,549	4,935,665
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (a)		7,007	6,936,930
Tenet Healthcare Corp.:
6.25%, 11/01/18		7,389	7,887,757
4.75%, 6/01/20		14,290	14,432,900
6.00%, 10/01/20		4,015	4,235,825
4.50%, 4/01/21		2,091	2,059,635
4.38%, 10/01/21		24,477	23,865,075
8.13%, 4/01/22		49,736	52,864,394
6.75%, 6/15/23		39,021	38,728,343
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,510	14,117,950
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	9,791	15,110,474
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	9,230	9,599,200

			875,234,921
Health Care Technology — 0.0%
IMS Health, Inc., 6.00%, 11/01/20 (a)		8,779	8,998,475
Hotels, Restaurants & Leisure — 2.6%
ARAMARK Services, Inc., 5.75%, 3/15/20		27,082	28,148,354
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		25,724	26,109,860
Boyd Gaming Corp., 6.88%, 5/15/23		49,262	50,000,930
Carlson Travel Holdings, Inc., 7.50% (7.50% Cash or 8.25% PIK), 8/15/19 (a)(j)		4,339	4,349,848
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		2,535	2,611,050
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24		5,970	5,984,925
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	5,950	5,884,645
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	5,303	8,390,786
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	USD	15,015	15,502,987
International Game Technology PLC, 6.25%, 2/15/22 (a)		3,800	3,534,000
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	5,275	5,148,685
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		15,125	17,407,786
Jarden Corp., 6.13%, 11/15/22	USD	3,000	3,090,000
Merlin Entertainments PLC, 2.75%, 3/15/22	EUR	4,146	4,349,239
MGM Resorts International:
8.63%, 2/01/19	USD	7,871	8,638,423
5.25%, 3/31/20		25,386	25,005,210
6.75%, 10/01/20		25,931	26,773,757
6.63%, 12/15/21		35,785	36,679,625
7.75%, 3/15/22		8,356	8,899,140
6.00%, 3/15/23		3,727	3,619,849
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		7,309	7,345,545

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	6,677	$7,611,331
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	USD	10,248	10,248,000
Snai SpA, 7.63%, 6/15/18	EUR	6,859	7,740,929
Station Casinos LLC, 7.50%, 3/01/21	USD	42,100	43,784,000
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19 (a)		29,820	29,820,000
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/19	GBP	3,150	4,805,650
TUI AG, 5.00%, 10/01/19	EUR	1,273	1,489,100
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	8,718	13,715,629
Series A4, 5.66%, 6/30/27		6,230	9,565,729
Series N, 6.46%, 3/30/32		4,000	5,355,299
Vougeot Bidco PLC, 7.88%, 7/15/20		242	382,111

			431,992,422
Household Durables — 1.7%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	USD	3,733	3,826,325
Beazer Homes USA, Inc.:
5.75%, 6/15/19		20,213	18,949,687
7.50%, 9/15/21		9,800	9,383,500
6.63%, 4/15/18		8,097	8,157,727
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (a)		10,392	9,898,380
D.R. Horton, Inc.:
4.00%, 2/15/20		18,207	18,343,553
4.38%, 9/15/22		4,582	4,547,635
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		10,599	10,042,553
Lennar Corp.:
4.50%, 6/15/19		3,598	3,637,578
4.50%, 11/15/19		10,751	10,842,383
4.75%, 11/15/22		13,245	12,858,246
LSF9 Balta Issuer SA, 7.75%, 9/15/22	EUR	3,775	4,218,207
Magnolia BC SA, 9.00%, 8/01/20		6,378	7,590,057
Pulte Group, Inc., 6.38%, 5/15/33	USD	14,565	14,965,537
Shea Homes LP/Shea Homes Funding Corp.:
5.88%, 4/01/23 (a)		18,779	19,201,527
6.13%, 4/01/25 (a)		13,897	14,209,683
Standard Pacific Corp.:
8.38%, 1/15/21		41,634	48,919,950
5.88%, 11/15/24		2,177	2,231,425
Tempur Sealy International, Inc., 5.63%, 10/15/23 (a)		1,546	1,551,798
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		15,270	14,964,600
5.88%, 6/15/24		8,855	8,677,900
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,531	5,130,003
William Lyon Homes, Inc., 8.50%, 11/15/20		8,525	9,143,063
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		15,105	13,896,600

			275,187,917
Household Products — 0.5%
HRG Group, Inc., 7.88%, 7/15/19 (a)		11,930	12,377,375
Spectrum Brands, Inc.:
6.38%, 11/15/20		14,053	14,825,915
6.63%, 11/15/22		21,524	22,761,630
6.13%, 12/15/24 (a)		5,786	5,959,580
5.75%, 7/15/25 (a)		22,251	22,696,020

			78,620,520

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers — 1.2%
Abengoa Yield PLC, 7.00%, 11/15/19 (a)	USD	200	$175,000
AES Corp.:
4.88%, 5/15/23		19,472	17,086,680
5.50%, 3/15/24		317	281,021
Calpine Corp.:
6.00%, 1/15/22 (a)		22,593	23,411,996
5.38%, 1/15/23		19,831	18,492,407
5.88%, 1/15/24 (a)		12,884	13,270,520
5.50%, 2/01/24		31,562	29,352,660
Dynegy, Inc.:
6.75%, 11/01/19		40,525	40,626,313
7.38%, 11/01/22		2,675	2,698,406
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		3,225	3,338,204
Series C, 10.06%, 12/30/28		12,622	13,158,418
NRG Energy, Inc.:
7.88%, 5/15/21		4,968	5,036,310
6.25%, 5/01/24		6,296	5,556,220
NRG REMA LLC:
Series B, 9.24%, 7/02/17		419	429,124
Series C, 9.68%, 7/02/26		13,734	13,871,340
NRG Yield Operating LLC, 5.38%, 8/15/24		12,365	10,850,287
TerraForm Power Operating LLC, 6.13%, 6/15/25 (a)		6,238	5,395,870

			203,030,776
Insurance — 0.3%
CNO Financial Group, Inc., 4.50%, 5/30/20		4,445	4,533,900
Genworth Holdings, Inc., 4.80%, 2/15/24		7,945	5,958,750
HUB International Ltd., 7.88%, 10/01/21 (a)		13,486	12,879,130
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	5,275	7,967,034
Radian Group, Inc.:
3.00%, 11/15/17 (h)	USD	2,216	3,189,655
2.25%, 3/01/19 (h)		5,448	8,212,860
5.25%, 6/15/20		10,875	10,800,180
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)	EUR	1,600	1,785,078

			55,326,587
Internet & Catalog Retail — 0.2%
Netflix Inc.:
5.38%, 2/01/21	USD	4,000	4,150,000
5.50%, 2/15/22 (a)		23,143	23,374,430
5.88%, 2/15/25 (a)		7,213	7,411,357

			34,935,787
Internet Software & Services — 0.1%
Equinix, Inc.:
5.38%, 1/01/22		5,279	5,252,605
5.75%, 1/01/25		3,815	3,786,388
United Group BV, 7.88%, 11/15/20	EUR	12,710	14,663,801

			23,702,794
IT Services — 0.3%
Alliance Data Systems Corp.:
5.25%, 12/01/17 (a)	USD	10,000	10,150,000
5.38%, 8/01/22 (a)		5,000	4,875,000
Sabre GLBL, Inc., 5.38%, 4/15/23 (a)		12,978	12,783,330
WEX, Inc., 4.75%, 2/01/23 (a)		15,201	14,516,955

			42,325,285
Life Sciences Tools & Services — 0.7%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		38,837	33,399,820
DPx Holdings BV, 7.50%, 2/01/22 (a)		20,743	20,950,430
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		51,861	50,434,823

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)	USD	5,356	$5,315,830

			110,100,903
Machinery — 0.7%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (a)		27,853	24,162,477
Areva SA, 4.88%, 9/23/24	EUR	450	482,292
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		5,000	5,384,801
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		8,300	7,377,190
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (a)	USD	8,475	5,953,687
Oshkosh Corp., 5.38%, 3/01/25		4,482	4,459,590
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (j)	EUR	9,900	11,429,808
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(j)	USD	16,430	17,415,800
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (j)	EUR	3,404	4,052,408
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(j)	USD	38,204	41,069,300

			121,787,353
Media — 7.1%
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	19,046	20,058,390
7.75%, 5/15/22 (a)	USD	37,735	34,338,850
6.25%, 2/15/25	EUR	10,019	9,821,627
7.63%, 2/15/25 (a)	USD	19,345	17,084,053
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		64,907	62,310,720
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		24,246	21,457,710
AMC Networks, Inc.:
7.75%, 7/15/21		8,424	8,909,222
4.75%, 12/15/22		9,479	8,933,957
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		5,450	5,477,250
5.88%, 5/01/27 (a)		50,058	46,428,795
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(d)(i)		14,769	1
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		10,205	8,986,778
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		18,776	18,682,120
Series A, 7.63%, 3/15/20		15,000	14,962,500
Series B, 7.63%, 3/15/20		12,945	12,977,363
Series B, 6.50%, 11/15/22		57,058	57,271,967
CSC Holdings LLC, 5.25%, 6/01/24		13,953	11,005,429
DISH DBS Corp.:
4.25%, 4/01/18		2,930	2,845,763
5.13%, 5/01/20		29,101	27,282,187
5.00%, 3/15/23		17,330	14,513,875
5.88%, 11/15/24		50,559	42,943,551
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		3,825	3,710,250
Gannett Co., Inc.:
4.88%, 9/15/21 (a)		11,429	11,200,420
5.50%, 9/15/24 (a)		8,106	7,883,085
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		5,055	5,370,938
iHeartCommunications, Inc.:
9.00%, 12/15/19		11,802	10,149,720
9.00%, 3/01/21		28,643	24,067,281
9.00%, 9/15/22		24,190	19,835,800
10.63%, 3/15/23		13,020	11,067,000

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
Interactive Data Corp., 5.88%, 4/15/19 (a)	USD	36,524	$36,524,000
LIN Television Corp., 6.38%, 1/15/21		13,070	13,592,800
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (a)		7,741	8,089,345
5.38%, 6/15/22 (a)		3,850	3,773,000
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		13,295	13,228,525
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		12,076	12,498,660
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		29,957	30,294,016
6.63%, 10/15/25 (a)		30,718	30,871,590
10.88%, 10/15/25 (a)		27,280	27,552,800
Nielsen Co. Luxembourg S.à r.l., 5.50%, 10/01/21 (a)		2,000	1,990,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		25,521	24,723,469
Numericable-SFR SAS:
6.00%, 5/15/22 (a)		77,280	74,478,600
5.63%, 5/15/24	EUR	5,830	6,449,331
6.25%, 5/15/24 (a)	USD	5,285	5,086,813
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		4,104	4,098,870
5.63%, 2/15/24 (a)		5,315	5,388,081
5.63%, 2/15/24		5,097	5,167,084
Radio One, Inc., 7.38%, 4/15/22 (a)		4,415	4,105,950
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		9,410	9,715,825
Regal Entertainment Group, 5.75%, 2/01/25		3,919	3,703,455
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (a)		9,775	9,555,063
5.75%, 8/01/21 (a)		3,085	3,086,928
4.63%, 5/15/23 (a)		8,330	7,788,550
6.00%, 7/15/24 (a)		8,470	8,512,350
5.38%, 4/15/25 (a)		50,170	47,912,350
TEGNA, Inc., 5.13%, 10/15/19		6,686	6,786,290
Townsquare Media, Inc., 6.50%, 4/01/23 (a)		4,806	4,277,340
Tribune Media Co., 5.88%, 7/15/22 (a)		24,059	23,337,230
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)		21,231	21,204,461
5.75%, 1/15/23	EUR	7,274	8,514,344
5.63%, 4/15/23		1,032	1,205,405
4.00%, 1/15/25		12,241	12,919,163
5.00%, 1/15/25 (a)	USD	12,127	11,399,380
3.50%, 1/15/27	EUR	2,629	2,585,141
Univision Communications, Inc.:
8.50%, 5/15/21 (a)	USD	7,962	8,280,480
6.75%, 9/15/22 (a)		4,000	4,140,000
5.13%, 5/15/23 (a)		47,409	45,038,550
5.13%, 2/15/25 (a)		54,999	51,561,563
Virgin Media Finance PLC:
7.00%, 4/15/23	GBP	4,500	7,016,270
5.75%, 1/15/25 (a)	USD	33,090	31,104,600

			1,177,134,274
Metals & Mining — 2.3%
Alcoa, Inc.:
6.15%, 8/15/20		11,850	12,205,500
5.13%, 10/01/24		57,604	54,867,810
5.90%, 2/01/27		1,200	1,158,000
6.75%, 1/15/28		2,652	2,731,560
5.95%, 2/01/37		1,480	1,332,000
Constellium NV:
8.00%, 1/15/23 (a)		42,096	37,254,960

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
5.75%, 5/15/24 (a)	USD	24,557	$18,663,320
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	5,047	5,442,727
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)	USD	5,694	3,686,865
7.25%, 5/15/22 (a)		14,506	8,993,720
Global Brass & Copper, Inc., 9.50%, 6/01/19		13,055	14,148,356
Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		10,410	9,290,925
Novelis, Inc., 8.75%, 12/15/20		79,836	76,858,117
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	6,744	7,231,822
Ovako AB, 6.50%, 6/01/19		4,086	4,017,834
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	19,490	18,466,775
6.38%, 8/15/22		12,995	12,767,587
5.25%, 4/15/23		5,936	5,431,440
5.50%, 10/01/24		893	818,769
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (a)		9,453	8,364,014
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		86,383	82,927,680

			386,659,781
Multiline Retail — 1.2%
Debenhams PLC, 5.25%, 7/15/21	GBP	14,212	21,059,281
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)	USD	21,373	21,915,874
5.75%, 3/01/23 (a)		103,697	107,585,637
Enterprise Funding Ltd., 3.50%, 9/10/20 (h)	GBP	3,300	4,442,932
Family Dollar Stores, Inc., 5.00%, 2/01/21	USD	15,885	16,576,045
Hema Bondco I BV, 6.25%, 6/15/19	EUR	9,911	6,639,007
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	13,690	19,674,005

			197,892,781
Oil, Gas & Consumable Fuels — 9.9%
Antero Resources Corp.:
5.38%, 11/01/21	USD	12,049	10,603,120
5.13%, 12/01/22		8,520	7,327,200
Berry Petroleum Co. LLC, 6.38%, 9/15/22		5,276	1,579,529
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		155,819	146,859,513
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		15,918	11,102,805
5.75%, 2/01/23		16,058	10,437,700
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		13,793	8,620,625
California Resources Corp.:
5.00%, 1/15/20		3,152	2,027,114
5.50%, 9/15/21		60,164	36,700,040
6.00%, 11/15/24		86,964	51,797,933
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		16,438	14,312,567
Chaparral Energy, Inc., 7.63%, 11/15/22		35	10,325
Chesapeake Energy Corp.:
6.13%, 2/15/21		2,558	1,782,606
5.75%, 3/15/23		7,829	5,105,972
Concho Resources, Inc.:
6.50%, 1/15/22		2,585	2,546,225
5.50%, 10/01/22		9,125	8,691,563
5.50%, 4/01/23		18,858	17,962,245
CONSOL Energy, Inc., 5.88%, 4/15/22		113,066	76,036,885
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (a)		29,717	28,528,320
7.75%, 2/15/23 (a)		9,490	9,300,200
Denbury Resources, Inc.:
6.38%, 8/15/21		12,421	7,825,230
5.50%, 5/01/22		20,865	12,414,675
4.63%, 7/15/23		6,186	3,340,440

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc., 7.63%, 10/01/21	USD	29,519	$30,994,950
Energy Transfer Equity LP:
7.50%, 10/15/20		14,491	14,418,545
5.88%, 1/15/24		59,896	53,936,348
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		48,240	41,486,400
6.38%, 6/15/23		16,277	12,014,379
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		1,805	1,642,550
6.75%, 8/01/22		9,745	9,145,683
6.00%, 5/15/23		23,873	21,008,240
Gulfport Energy Corp., 7.75%, 11/01/20		16,443	16,155,247
Halcon Resources Corp., 8.63%, 2/01/20 (a)		12,239	10,173,669
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		16,847	14,319,950
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22		6,590	5,234,964
Laredo Petroleum, Inc., 7.38%, 5/01/22		4,765	4,610,138
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21		9,260	6,296,800
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		13,945	3,555,975
8.63%, 4/15/20		508	137,160
7.75%, 2/01/21		17,305	3,980,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50%, 7/15/23		26,394	24,221,774
4.88%, 6/01/25		21,537	19,809,733
Matador Resources Co., 6.88%, 4/15/23 (a)		5,874	5,639,040
MEG Energy Corp.:
6.50%, 3/15/21 (a)		41,571	34,088,220
6.38%, 1/30/23 (a)		14,708	11,509,010
7.00%, 3/31/24 (a)		78,149	62,128,455
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		6,873	4,639,275
6.88%, 8/01/22		19,739	12,040,790
Memorial Resource Development Corp., 5.88%, 7/01/22		51,939	47,264,490
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		5,876	5,582,200
9.63%, 6/01/19 (a)		6,500	6,175,000
7.77%, 12/15/37 (a)		19,240	16,161,600
Noble Energy, Inc., 5.88%, 6/01/22		1,185	1,182,765
Oasis Petroleum, Inc.:
6.50%, 11/01/21		10,886	8,599,940
6.88%, 3/15/22		5,831	4,619,901
6.88%, 1/15/23		11,560	8,959,000
ONEOK, Inc., 7.50%, 9/01/23		8,500	8,186,520
Paramount Resources Ltd., 6.88%, 6/30/23 (a)		13,454	11,570,440
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (a)		39,175	37,999,750
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23 (a)		3,235	2,806,363
PDC Energy, Inc., 7.75%, 10/15/22		5,610	5,581,950
Peabody Energy Corp.:
6.00%, 11/15/18		26,095	6,784,700
7.88%, 11/01/26		14,190	2,908,950
Petrobras Global Finance BV, 3.25%, 4/01/19	EUR	1,805	1,477,370
Precision Drilling Corp., 5.25%, 11/15/24	USD	22,752	18,087,840
QEP Resources, Inc.:
6.88%, 3/01/21		6,005	5,524,600
5.38%, 10/01/22		7,384	6,276,400
5.25%, 5/01/23		14,432	12,065,152
Range Resources Corp.:
5.75%, 6/01/21		3,099	2,920,808

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.00%, 3/15/23	USD	4,035	$3,568,453
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.00%, 10/01/22		5,146	5,024,297
5.50%, 4/15/23		5,964	5,770,170
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		7,606	7,606,000
6.00%, 1/15/19 (a)		23,992	23,032,320
5.63%, 4/15/20 (a)		13,493	13,088,210
6.88%, 4/15/40 (a)		19,889	18,496,770
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		11,807	10,390,160
5.63%, 11/15/23 (a)		9,976	8,679,120
RSP Permian, Inc.:
6.63%, 10/01/22		10,735	10,305,600
6.63%, 10/01/22 (a)		6,092	5,848,320
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		31,460	29,179,150
5.63%, 4/15/23		15,964	14,168,050
5.75%, 5/15/24		52,950	47,125,500
5.63%, 3/01/25 (a)		16,427	14,476,294
Sabine Pass LNG LP:
7.50%, 11/30/16		37,855	38,706,737
6.50%, 11/01/20		5,055	4,890,713
Sanchez Energy Corp.:
7.75%, 6/15/21		4,174	3,088,760
6.13%, 1/15/23		64,780	43,402,600
SandRidge Energy, Inc.:
8.13%, 10/16/22 (h)		7,373	1,599,019
7.50%, 2/16/23 (h)		2,593	536,427
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (a)		58,541	55,028,540
6.75%, 5/01/23 (a)		8,618	7,411,480
SM Energy Co.:
6.50%, 11/15/21		10,688	10,153,600
6.13%, 11/15/22		41,519	38,446,594
6.50%, 1/01/23		5,230	4,863,900
5.00%, 1/15/24		22,752	19,253,880
5.63%, 6/01/25		2,539	2,183,540
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		8,734	8,384,640
5.50%, 8/15/22		2,815	2,420,900
Sunoco LP/Sunoco Finance Corp., 6.38%, 4/01/23 (a)		8,197	7,992,075
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		7,297	6,977,756
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		6,255	6,145,538
6.25%, 10/15/22 (a)		90	87,750
Whiting Petroleum Corp.:
6.50%, 10/01/18		4,490	4,209,375
5.00%, 3/15/19		1,763	1,533,810
5.75%, 3/15/21		13,633	11,799,361
6.25%, 4/01/23		26,831	23,208,815
WPX Energy, Inc., 5.25%, 9/15/24		11,255	9,060,275

			1,646,980,515
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		6,441	5,957,925
Norbord, Inc., 6.25%, 4/15/23 (a)		11,895	11,634,797
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		14,252	13,966,960

			31,559,682

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 3.7%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(j)	USD	5,695	$5,695,000
Concordia Healthcare Corp., 7.00%, 4/15/23 (a)		16,144	14,126,000
Endo Finance LLC, 5.75%, 1/15/22 (a)		9,465	9,370,350
Endo Finance LLC/Endo Finco, Inc.:
7.25%, 12/15/20 (a)		4,213	4,381,520
7.25%, 1/15/22 (a)		4,121	4,347,655
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		36,064	35,613,200
6.00%, 2/01/25 (a)		56,535	54,909,619
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		10,715	10,232,825
5.75%, 8/01/22 (a)		5,905	5,698,325
5.63%, 10/15/23 (a)		14,661	13,341,510
5.50%, 4/15/25 (a)		254	226,378
PRA Holdings, Inc., 9.50%, 10/01/23 (a)		2,708	2,985,570
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		3,600	3,663,000
5.38%, 3/15/20 (a)		58,322	56,681,694
7.00%, 10/01/20 (a)		26,728	27,262,560
6.38%, 10/15/20 (a)		62,626	62,273,729
7.50%, 7/15/21 (a)		42,896	44,182,880
6.75%, 8/15/21 (a)		1,270	1,282,700
5.63%, 12/01/21 (a)		15,974	15,175,300
7.25%, 7/15/22 (a)		4,420	4,500,665
5.50%, 3/01/23 (a)		48,407	45,986,650
4.50%, 5/15/23	EUR	14,675	14,631,709
5.88%, 5/15/23 (a)	USD	107,358	102,593,989
6.13%, 4/15/25 (a)		73,750	70,246,875

			609,409,703
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,825	3,346,577
Real Estate Investment Trusts (REITs) — 1.0%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (a)	USD	5,150	4,583,500
8.25%, 10/15/23		20,062	17,153,010
Corrections Corp. of America, 4.63%, 5/01/23		5,000	4,800,000
Crown Castle International Corp.:
4.88%, 4/15/22		3,810	3,960,495
5.25%, 1/15/23		19,549	20,676,977
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		8,171	8,028,007
FelCor Lodging LP, 6.00%, 6/01/25		24,077	24,077,000
GEO Group, Inc.:
5.88%, 1/15/22		12,290	12,658,700
5.13%, 4/01/23		12,070	11,949,300
5.88%, 10/15/24		15,710	15,867,100
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(h)		4,310	5,376,725
iStar, Inc.:
1.50%, 11/15/16 (a)(h)		8,980	8,862,137
4.00%, 11/01/17		5,910	5,688,375
5.00%, 7/01/19		6,195	5,885,250
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (a)		17,344	17,257,280

			166,823,856
Real Estate Management & Development — 1.9%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (j)	GBP	5,241	9,275,735
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	10,400	10,792,442

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,969	$7,331,480
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		65,790	62,500,500
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		19,138	19,568,605
Realogy Group LLC:
7.63%, 1/15/20 (a)		124,899	130,207,207
9.00%, 1/15/20 (a)		5,358	5,652,690
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (a)		25,339	25,339,000
5.25%, 12/01/21 (a)(k)		41,056	41,363,920
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		3,669	3,650,655
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(i)		1,115	—

			315,682,234
Road & Rail — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance , Inc., 5.25%, 3/15/25 (a)		12,888	11,921,400
EC Finance PLC, 5.13%, 7/15/21	EUR	7,840	8,827,567
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	16,608	16,275,840
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(j)		9,587	6,710,752
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,749	7,671,510

			51,407,069
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		5,170	3,308,800
7.00%, 7/01/24		3,410	2,114,200
Micron Technology, Inc., 5.25%, 1/15/24 (a)		34,196	31,374,830
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (a)		18,718	18,764,795
5.75%, 2/15/21 (a)		6,160	6,406,400
4.63%, 6/15/22 (a)		11,466	11,380,005
5.75%, 3/15/23 (a)		19,962	20,760,480

			94,109,510
Software — 2.2%
Audatex North America, Inc.:
6.00%, 6/15/21 (a)		1,931	1,934,843
6.13%, 11/01/23 (a)		24,983	25,107,915
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		40	32,325
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (a)		7,280	7,043,400
First Data Corp.:
6.75%, 11/01/20 (a)		16,412	17,150,540
8.25%, 1/15/21 (a)		68,921	71,505,537
11.25%, 1/15/21		10,348	11,305,190
10.63%, 6/15/21		14,190	15,555,787
11.75%, 8/15/21		15,021	16,673,310
8.75% (8.75% Cash or 10.00% PIK), 1/15/22 (a)(j)		16,153	16,879,885
5.38%, 8/15/23 (a)		32,256	31,933,440
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (a)(j)		26,239	23,090,320
Infor U.S., Inc.:
5.75%, 8/15/20 (a)		10,898	10,843,510
6.50%, 5/15/22 (a)		44,738	41,047,115
Italics Merger Sub, Inc., 7.13%, 7/15/23 (a)		17,032	16,265,560

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Software (continued)
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	USD	15,782	$15,742,545
Open Text Corp., 5.63%, 1/15/23 (a)		7,801	7,737,617
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		15,327	16,468,861
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (a)		13,676	13,915,330

			360,233,030
Specialty Retail — 1.1%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	5,920	6,201,602
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	5,775	5,977,125
Autodis SA, 6.50%, 2/01/19	EUR	917	1,051,251
CST Brands, Inc., 5.00%, 5/01/23	USD	4,076	4,045,430
Dufry Finance SCA, 5.50%, 10/15/20 (a)		2,777	2,874,195
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		43,689	44,999,670
Party City Holdings, Inc., 6.13%, 8/15/23 (a)		7,061	7,113,958
Penske Automotive Group, Inc.:
5.75%, 10/01/22		18,196	18,241,490
5.38%, 12/01/24		18,540	18,169,200
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	5,771	8,555,276
Series A7, 5.27%, 3/30/24		7,334	10,207,123
Punch Taverns Finance PLC, Series M3, 6.08%, 10/15/27 (a)(b)		7,544	10,385,055
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22	USD	11,000	11,467,500
5.50%, 11/01/23		11,247	11,528,175
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,814,093
THOM Europe SAS, 7.38%, 7/15/19	EUR	10,580	12,380,821

			176,011,964
Technology Hardware, Storage & Peripherals — 0.0%
NCR Corp., 6.38%, 12/15/23	USD	7,359	7,211,820
Textiles, Apparel & Luxury Goods — 0.2%
AVINTIV Specialty Materials, Inc., 6.88%, 6/01/19		2,930	3,107,558
Levi Strauss & Co., 5.00%, 5/01/25		12,172	11,928,560
PVH Corp.:
4.50%, 12/15/22		5,000	4,837,500
7.75%, 11/15/23		450	526,500
Springs Industries, Inc., 6.25%, 6/01/21		9,233	9,140,670
Twin Set-Simona Barbieri SpA, 5.86%, 7/15/19 (b)	EUR	3,357	3,417,281
William Carter Co., 5.25%, 8/15/21	USD	7,767	8,000,010

			40,958,079
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		13,150	12,673,970
6.88%, 4/15/22 (a)		25,888	23,558,080
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		9,040	9,175,600

			45,407,650
Trading Companies & Distributors — 3.2%
Aircastle Ltd.:
7.63%, 4/15/20		1,026	1,151,685
5.13%, 3/15/21		11,125	11,152,813
5.50%, 2/15/22		6,860	6,928,600
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		5,985	5,865,300

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
Ashtead Capital, Inc.:
6.50%, 7/15/22 (a)	USD	6,554	$6,848,930
5.63%, 10/01/24 (a)		13,315	13,248,425
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (a)		5,123	5,135,808
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		18,635	17,889,600
HD Supply, Inc.:
11.00%, 4/15/20		81,801	90,594,607
7.50%, 7/15/20		159,667	166,053,680
5.25%, 12/15/21 (a)		84,838	85,262,190
International Lease Finance Corp.:
5.88%, 4/01/19		6,210	6,529,815
6.25%, 5/15/19		5,000	5,325,000
8.25%, 12/15/20		8,020	9,383,400
5.88%, 8/15/22		27,445	29,228,925
Travis Perkins PLC, 4.38%, 9/15/21	GBP	6,039	9,237,656
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	6,115	6,420,750
8.25%, 2/01/21		4,999	5,261,448
7.63%, 4/15/22		8,406	8,910,360
6.13%, 6/15/23		11,525	11,488,984
5.75%, 11/15/24		21,809	20,882,117
5.50%, 7/15/25		12,139	11,349,965

			534,150,058
Transportation Infrastructure — 0.0%
gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	154	178,577
Silk Bidco AS, 7.50%, 2/01/22		4,539	5,211,382

			5,389,959
Wireless Telecommunication Services — 3.1%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (a)(h)	USD	7,946	8,104,920
Digicel Group Ltd., 7.13%, 4/01/22 (a)		15,495	13,364,437
Digicel Ltd., 6.00%, 4/15/21 (a)		50,635	46,204,437
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		3,296	3,122,960
Intelsat Luxembourg SA, 8.13%, 6/01/23		12,500	8,125,000
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	14,425	14,305,239
Play Finance 2 SA, 5.25%, 2/01/19		6,741	7,645,419
SBA Communications Corp., 4.88%, 7/15/22	USD	37,665	36,958,781
Sprint Capital Corp., 8.75%, 3/15/32		12,000	9,330,000
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		86,005	90,245,047
7.00%, 3/01/20 (a)		35,836	35,836,000
Sprint Corp.:
7.25%, 9/15/21		31,000	25,381,250
7.88%, 9/15/23		48,077	38,912,322
7.13%, 6/15/24		57,189	44,012,654
7.63%, 2/15/25		37,937	29,377,464
T-Mobile USA, Inc.:
6.25%, 4/01/21		33,520	33,402,680
6.73%, 4/28/22		9,345	9,321,637
6.00%, 3/01/23		14,487	13,979,955
6.38%, 3/01/25		52,255	50,164,800

			517,795,002
Total Corporate Bonds — 74.8%			12,434,303,627

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 0.0%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17	USD	6,188	$5,148,225
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		9,392	8,388,746
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		9,755	8,713,620
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		1,682	1,502,348
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		13,456	12,018,787

			30,623,501
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22		8,668	8,546,399
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.77%, 9/10/18		4,179	4,053,970
Term Loan B757-200 (N554), 1.77%, 9/10/18		4,216	4,089,520
Term Loan B757-300 (N550), 1.77%, 3/10/17		4,151	4,026,837
Term Loan B757-300 (N583), 2.39%, 3/10/17		3,417	3,382,830
Term Loan B757-300 (N584), 2.39%, 3/10/17		3,423	3,388,497

			27,488,053
Biotechnology — 0.0%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.19%, 2/27/21		3,947	3,943,989
Building Products — 0.1%
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		8,565	8,446,861
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,276	24,616,342
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		12,840	12,069,600

			36,685,942
Commercial Services & Supplies — 0.0%
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/02/20		1,620	1,603,800
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,890	2,830,420

			4,434,220
Communications Equipment — 0.1%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		4,839	4,796,659
CommScope, Inc., Tranche 5 Term Loan, 3.75%, 12/29/22		6,817	6,802,494
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		11,388	11,387,775

			22,986,928
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		13,717	12,379,438

Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials — 0.1%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22	USD	10,991	$10,881,162
Containers & Packaging — 0.1%
Berry Plastics Corp., Term Loan F, 4.00%, 9/16/22		13,617	13,580,779
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		28,314	27,960,112
Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		6,979	6,963,605

			34,923,717
Diversified Financial Services — 0.1%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		7,741	7,709,572
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		2,649	2,651,122

			10,360,694
Diversified Telecommunication Services — 0.4%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		40,960	31,999,833
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		1,115	1,111,055
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		9,120	8,862,360
LightSquared LP, Tranche B Loan, 17.00%, 10/01/60		10,278	15,930,388
Virgin Media Investment Holdings Ltd., F Facility, 3.50%, 6/30/23		9,999	9,842,639

			67,746,275
Electric Utilities — 0.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		41,047	40,892,755
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		36,387	36,350,494

			77,243,249
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		16,480	16,404,421
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		5,557	5,550,762
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		6,647	6,780,389
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		6,304	6,298,002

			18,629,153
Hotels, Restaurants & Leisure — 0.8%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		21,208	20,836,755
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		12,178	12,147,366
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		87,916	81,762,014
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		5,755	5,740,649

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21	USD	17,558	$17,459,077

			137,945,861
Insurance — 0.0%
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), 3.75%, 3/01/21		7,529	7,403,895
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		25,745	25,415,529
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		5,693	5,647,066

			31,062,595
Machinery — 0.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		26,746	24,316,552
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		43,015	40,679,336
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22		7,033	7,014,029

			72,009,917
Media — 0.9%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		8,054	7,895,074
Term Loan (Second Lien), 7.50%, 7/25/22		17,060	16,292,300
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 0.00% (c)(i)(m)		7,781	1
Term Loan, 7.00%, 3/31/20		46,209	45,781,090
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.94%, 1/30/19		44,747	37,028,063
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		11,689	11,641,676
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		24,234	24,060,249

			142,698,453
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		15,843	15,565,616
Oil, Gas & Consumable Fuels — 0.2%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		32,750	32,197,724
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		430	427,788

			32,625,512
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		16,108	15,924,691
Professional Services — 0.0%
Trans Union LLC, 2015 Term B-2 Loan, 3.50%, 4/09/21		8,246	8,153,511
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		1,152	1,145,370

Floating Rate Loan Interests (b)		Par (000)	Value
Road & Rail — 0.2%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18	USD	26,198	$25,752,421
Software — 1.1%
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		23,343	23,162,583
First Data Corp.:
2018 New Dollar Term Loan, 3.70%, 3/23/18		53,107	52,626,272
2018B Second New Term Loan, 3.70%, 9/24/18		7,750	7,668,625
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		28,955	27,984,206
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		25,555	25,379,228
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		22,993	23,380,723
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		16,748	16,758,879
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		7,030	6,959,378

			183,919,894
Specialty Retail — 0.0%
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%, 8/19/22		6,770	6,751,383
Total Floating Rate Loan Interests — 6.5%			1,082,865,726

Foreign Agency Obligations
Canada — 0.0%
NOVA Chemicals Corp., 5.00%, 5/01/25 (a)		9,922	9,326,680
Germany — 0.1%
HSH Nordbank AG:
0.78%, 2/14/17 (b)	EUR	6,669	5,998,843
0.82%, 2/14/17 (b)		5,997	5,360,866
Total Foreign Agency Obligations — 0.1%			20,686,389

Investment Companies		Shares
Pershing Square Holdings Ltd. (a)		16,500,000	16,149,375
Uranium Participation Corp. (d)		1,150,920	4,269,055
Total Investment Companies — 0.1%			20,418,430

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.5%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class AJ, 5.42%, 10/10/45	USD	2,250	2,291,438
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class DR, 4.10%, 5/15/29 (a)(b)		8,100	7,746,381
Series 2015-JWRZ, Class GL, 3.78%, 5/15/29 (a)(b)		12,000	11,254,149
Commercial Mortgage Pass-Through Certificates, Series 2014-KYO, Class F, 3.70%, 6/11/27 (a)(b)		3,000	2,973,651
Core Industrial Trust, Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		6,000	5,595,780

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 2014-TIKI, Class F, 4.03%, 9/15/38 (a)(b)	USD	3,000	$2,951,835
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/19 (a)(b)		5,000	4,714,995
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(b)		15,075	13,975,610
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		1,000	966,410
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		17,991	18,165,297
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		2,146	2,177,705

			72,813,251
Total Non-Agency Mortgage-Backed Securities — 0.5%			72,813,251

Other Interests (l)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (d)(i)		7,955	69,606
Lear Corp., Escrow (d)(i)		7,495	65,581

			135,187
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(i)		9,030	925,575
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(i)		5,675	581,688
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(i)		5,500	556,875
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(i)		2,520	258,300
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(i)		1,000	103,000

			2,425,438
Electric Utilities — 0.0%
Mirant America Corp., Escrow (d)(i)		3,270	—
Mirant America, Inc., Escrow (d)(i)		1,880	—
Mirant Americas Generation LLC, Escrow (d)(i)		1,215	—

			—
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (d)(f)		20	27,242,950
Media — 0.0%
Adelphia Communications Corp., Escrow (d)(i)		27,425	3
Adelphia Communications Corp., Escrow (d)(i)		800	4,000
Adelphia Communications Corp., Escrow (d)(i)		325	1,625
Century Communications, Escrow (d)(i)		625	—

			5,628
Total Other Interests — 0.2%			29,809,203

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 2.5%
ABN AMRO Bank NV, 5.75% (b)(m)	EUR	5,600	$6,078,496
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(m)		5,200	5,563,564
7.00% (b)(m)		7,200	7,824,076
Banco Santander SA, 6.25% (b)(m)		6,100	6,424,245
Bank of America Corp.:
Series AA, 6.10% (b)(m)	USD	12,924	12,600,900
Series V, 5.13% (b)(m)		25,635	25,026,169
Series X, 6.25% (b)(m)		76,801	75,072,977
Series Z, 6.50% (b)(m)		24,350	24,837,000
Bank of Ireland, 7.38% (b)(m)	EUR	4,275	4,800,794
Barclays PLC:
7.88% (b)(m)	GBP	3,000	4,483,549
8.00% (b)(m)	EUR	4,000	4,721,040
BNP Paribas SA, 7.38% (a)(b)(m)	USD	6,625	6,666,406
Citigroup, Inc.:
5.95% (b)(m)		62,310	59,552,504
Series O, 5.88% (b)(m)		6,570	6,455,025
Intesa Sanpaolo SpA, 7.70% (a)(b)(m)		2,500	2,437,500
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(m)		22,725	23,605,594
Series V, 5.00% (b)(m)		30,900	30,050,250
Series Z, 5.30% (b)(m)		54,443	53,490,247
Royal Bank of Scotland Group PLC:
7.50% (b)(m)		6,127	6,113,582
8.00% (b)(m)		550	554,125
Santander UK Group Holdings PLC, 7.38% (b)(m)	GBP	3,635	5,475,458
Wells Fargo & Co.:
Series S, 5.90% (b)(m)	USD	1,255	1,255,000
Series U, 5.88% (b)(m)		48,895	50,056,256

			423,144,757
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series L, 5.70% (b)(m)		56,462	56,250,267
Morgan Stanley:
Series H, 5.45% (b)(m)		26,385	25,976,296
Series J, 5.55% (b)(m)		13,275	13,075,875
State Street Corp., Series F, 5.25% (b)(m)		1,474	1,474,000
UBS Group AG:
5.75% (b)(m)	EUR	6,250	6,986,580
7.00% (b)(m)	USD	5,575	5,679,531

			109,442,549
Consumer Finance — 0.2%
American Express Co., Series C, 4.90% (b)(m)		33,825	32,495,677
Diversified Telecommunication Services — 0.1%
Orange SA, 4.00% (b)(m)	EUR	7,625	8,339,165
Electric Utilities — 0.0%
Gas Natural Fenosa Finance BV, 3.38% (b)(m)		8,700	8,167,713
Wireless Telecommunication Services — 0.1%
Telefonica Europe BV, 4.20% (b)(m)		11,000	12,014,906
Total Capital Trusts — 3.6%			593,604,767

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities	Shares	Value
Preferred Stocks
Banks — 0.0%
Royal Bank of Scotland Group PLC, Series T, 7.25% (m)	84,000	$2,119,320
Consumer Finance — 0.0%
Ally Financial, Inc., 8.50% (m)	115,283	2,989,288
Diversified Financial Services — 0.2%
Concrete Investment I SCA (d)(m)	85,000	10,732,683
Concrete Investment I SCA — Stapled (d)(e)(m)	85,000	1
Concrete Investment II SCA (d)(m)	120,971	14,598,760
RBS Capital Funding Trust VI, 6.25% (m)	400,000	9,944,000

		35,275,444
Hotels, Restaurants & Leisure — 0.7%
Amaya, Inc. (d)(h)(m)	131,343	114,709,829
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(m)	2,827,000	2,986,019
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15, cost $3,002,609) (d)(m)(n)	3,002,609	3,032,935
Total Preferred Stocks — 0.9%		161,112,835

Trust Preferreds
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	2,348,443	59,955,750
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VII, Series G, 6.08% (m)	1,552,068	37,948,063
Total Trust Preferreds — 0.6%		97,903,813
Total Preferred Securities — 5.1%		852,621,415

Warrants	Shares	Value
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (d)	11,931	$87,800
Oil, Gas & Consumable Fuels — 0.0%
Peninsula Minerals Ltd. (Expires 12/31/15) (d)(g)	3,406,493	191,282
Peninsula Energy Ltd. (Expires 12/31/17) (d)(g)	1,961,180	100,351
Peninsula Energy Ltd. (Expires 12/31/18) (d)(g)	3,502,309	589,987

		881,620
Total Warrants — 0.0%		969,420
Total Long-Term Investments (Cost — $16,822,153,228) — 94.8%		15,754,844,077

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (o)(p)	677,378,350	677,378,350
Total Short-Term Securities (Cost — $677,378,350) — 4.1%		677,378,350

Options Purchased
(Cost — $104,182) — 0.0%		1
Total Investments — 98.9% (Cost — $17,499,635,760)		16,432,222,428
Other Assets Less Liabilities — 1.1%		188,735,567

Net Assets — 100.0%	$16,620,957,995

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(g)	During the year ended September 30, 2015, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be affiliates for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2014		Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at September 30, 2015	Value Held at September 30, 2015	Realized Gain
Peninsula Energy Ltd.	6,939,408	[1]	7,004,617	—	13,944,025	$9,787,339	—
Peninsula Energy Ltd.	$19,200,000		—	$(19,200,000)	—	—	$960,000
Peninsula Minerals Ltd., Warrants (Expires 12/31/15)	3,406,493	[1]	—	—	3,406,493	$191,282	—
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	[1]	—	—	1,961,180	$100,351	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	—		3,502,309	—	3,502,309	$589,987	—
Richland-Stryker Generation LLC	10,487,500		—	(10,487,500)	—	—	$79,356

[1]	Balance adjusted to account for one-for-forty stock split.

(h)	Convertible security.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Restricted security as to resale, excluding 144A securities. As of report date, the Fund held restricted securities with a current value of $3,032,935 and an original cost of $3,002,609 which was less than 0.05% of its net assets.

(o)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Shares Purchased		Shares Sold	Shares Held at September 30, 2015	Value Held at September 30, 2015	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	49,351,065	628,027,285	[1]	—	677,378,350	$677,378,350	$322,487	$47,561
iShares iBoxx $ High Yield Corporate Bond ETF	—	12,537,085		(12,537,085)	—	—	$11,515,615	$(10,045,851)

[1]	Represents net shares purchased.

(p)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value		Face Value Including Accrued Interest
RBC Capital Markets, LLC	(1.00)%	6/16/15	Open	USD	1,940,000	$1,934,234
J.P. Morgan Securities LLC	(20.00)%	8/10/15	Open	EUR	1,066,639	1,161,131
Total					3,006,639	$3,095,365

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(7,374)	E-Mini S&P 500 Futures	December 2015	USD	703,737,690	$15,164,701
(408)	Euro-Bobl	December 2015	USD	58,820,422	(310,013)
(191)	Euro-Bund	December 2015	USD	33,334,775	(532,286)
(225)	Long Gilt British	December 2015	USD	40,524,169	(503,744)
(1,479)	Russell 2000 Mini Index Futures	December 2015	USD	162,083,610	9,468,214
(98)	U.S. Treasury Notes (10 Year)	December 2015	USD	12,615,969	(151,633)
Total					$23,135,239

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	22,910,000	USD	17,200,863	Goldman Sachs International	10/20/15	$(35,186)
CAD	13,470,000	USD	10,056,369	Morgan Stanley & Co. International PLC	10/20/15	36,240
CAD	15,965,000	USD	11,907,062	Royal Bank of Scotland PLC	10/20/15	217,625
EUR	227,000	USD	252,841	Barclays Bank PLC	10/20/15	886
EUR	2,266,000	USD	2,555,923	Barclays Bank PLC	10/20/15	(23,117)
EUR	2,641,000	USD	2,924,755	Barclays Bank PLC	10/20/15	27,205
EUR	3,709,000	USD	4,152,174	Barclays Bank PLC	10/20/15	(6,465)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	53

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,001,000	USD	3,289,657	Citibank N.A.	10/20/15	$64,690
EUR	463,000	USD	520,269	Goldman Sachs International	10/20/15	(2,753)
EUR	632,000	USD	711,245	Goldman Sachs International	10/20/15	(4,832)
EUR	1,900,000	USD	2,128,917	Goldman Sachs International	10/20/15	(5,205)
EUR	3,519,000	USD	3,914,833	Goldman Sachs International	10/20/15	18,505
EUR	4,111,000	USD	4,537,392	Goldman Sachs International	10/20/15	57,650
EUR	4,119,000	USD	4,610,553	Goldman Sachs International	10/20/15	(6,569)
EUR	14,700,000	USD	16,634,347	Goldman Sachs International	10/20/15	(203,524)
EUR	455,000	USD	509,439	Morgan Stanley & Co. International PLC	10/20/15	(866)
EUR	469,000	USD	513,755	Morgan Stanley & Co. International PLC	10/20/15	10,467
EUR	1,649,000	USD	1,859,972	Morgan Stanley & Co. International PLC	10/20/15	(16,813)
EUR	2,000,000	USD	2,196,515	Morgan Stanley & Co. International PLC	10/20/15	38,970
EUR	6,631,000	USD	7,525,149	Morgan Stanley & Co. International PLC	10/20/15	(113,394)
EUR	3,142,000	USD	3,483,279	Royal Bank of Scotland PLC	10/20/15	28,670
EUR	3,284,000	USD	3,678,948	Royal Bank of Scotland PLC	10/20/15	(8,280)
GBP	7,692,000	USD	11,919,519	Goldman Sachs International	10/20/15	(284,604)
USD	11,137,149	AUD	14,898,000	UBS AG	10/20/15	691,951
USD	274,431,828	CAD	354,359,000	Westpac Banking Corp.	10/20/15	8,922,777
USD	2,032,577	EUR	1,839,000	Bank of New York Mellon	10/20/15	(22,953)
USD	2,642,960	EUR	2,425,000	Barclays Bank PLC	10/20/15	(67,567)
USD	144,235	EUR	131,000	Goldman Sachs International	10/20/15	(2,189)
USD	336,559	EUR	298,000	Goldman Sachs International	10/20/15	3,471
USD	350,690	EUR	314,000	Goldman Sachs International	10/20/15	(282)
USD	5,049,787	EUR	4,605,000	Goldman Sachs International	10/20/15	(97,419)
USD	294,560	EUR	262,000	Royal Bank of Scotland PLC	10/20/15	1,711
USD	819,271,622	EUR	742,309,000	UBS AG	10/20/15	(10,439,106)
USD	11,274,274	GBP	7,215,000	Goldman Sachs International	10/20/15	360,869
USD	365,945,598	GBP	235,210,000	HSBC Bank PLC	10/20/15	10,167,070
USD	4,785,738	GBP	3,075,000	HSBC Bank USA N.A.	10/20/15	134,494
USD	4,754,849	GBP	3,052,000	Morgan Stanley & Co. International PLC	10/20/15	138,395
Total						$9,580,522

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	107	$1

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD 336,905	$1,145,984

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
Abengoa SA	5.00%	Citibank N.A.	9/20/20	EUR	336	$258,892	$197,613	$61,279
Abengoa SA	5.00%	Citibank N.A.	9/20/20	EUR	198	152,562	116,451	36,111
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR	619	476,948	370,668	106,280
Abengoa SA	5.00%	Goldman Sachs International	9/20/20	EUR	333	256,581	192,291	64,290
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	9/20/20	EUR	400	4,966	(41,169)	46,135
Total						$1,149,949	$835,854	$314,095

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	$88,846	$(42,776)	$131,622
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	2,375,391	(799)	2,376,190
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	1,720	(513,976)	(165,616)	(348,360)
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	580	(172,941)	(55,847)	(117,094)
Glencore International AG	1.00%	Credit Suisse International	9/20/20	BBB	EUR	580	(173,317)	(58,370)	(114,947)
Total							$1,604,003	$(323,408)	$1,927,411

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Citibank N.A.	10/21/15		571	[2]	$(445,761)	—	$(445,761)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Morgan Stanley & Co. International PLC	10/26/15		1,000	[2]	(780,000)	—	(780,000)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR[1]	Morgan Stanley & Co. International PLC	10/28/15		1,000	[2]	510,000	—	510,000
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/15	USD	44,000		(1,352,780)	—	(1,352,780)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/15	USD	14,000		(781,392)	—	(781,392)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/15	USD	7,000		(390,696)	—	(390,696)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	12/20/15	USD	108,000		(3,276,609)	—	(3,276,609)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	12/20/15	USD	85,000		(5,526,237)	—	(5,526,237)
iBoxhy Index	3-month LIBOR[1]	Goldman Sachs International	3/20/16	USD	100,000		(6,850,051)	—	(6,850,051)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	3/20/16	USD	100,000		(2,441,030)	—	(2,441,030)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	3/20/16	USD	37,500		(1,698,077)	—	(1,698,077)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	55

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	3/20/16	USD	37,500	$(1,793,707)	—	$(1,793,707)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	3/20/16	USD	95,000	(6,669,128)	—	(6,669,128)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	3/20/16	USD	45,000	(1,922,320)	—	(1,922,320)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	3/20/16	USD	19,750	(894,950)	—	(894,950)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/16	USD	96,000	(3,604,706)	—	(3,604,706)
iBoxhy Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/16	USD	75,000	(1,968,298)	—	(1,968,298)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/16	USD	50,000	(1,877,451)	—	(1,877,451)
iBoxhy Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/16	USD	50,000	(1,877,451)	—	(1,877,451)
Total						$(43,640,644)	—	$(43,640,644)

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Contract amount shown.

Transactions in Options Written for the Year Ended September 30, 2015

		Puts
	Contracts		Premiums Received
Outstanding options, beginning of year	—		—
Options written	139,177		$13,615,692
Options expired	(12,500)		(624,509)
Options closed	(126,677)		(12,991,183)
Outstanding options, end of year	—		—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$24,632,915	—	—	—	$24,632,915
Forward foreign currency exchange	Unrealized appreciation on forward
contracts	foreign currency exchange contracts	—	—	—	$20,921,646	—	—	20,921,646
Options purchased	Investments at value — unaffiliated[2]	—	—	1	—	—	—	1
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$3,698,930	510,000	—	—	—	4,208,930
Swaps — centrally cleared	Net unrealized appreciation[1]	—	1,145,984	—	—	—	—	1,145,984
Total		—	$4,844,914	$25,142,916	$20,921,646	—	—	$50,909,476

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,497,676	—	$1,497,676
Forward foreign currency exchange	Unrealized depreciation on forward
contracts	foreign currency exchange contracts	—	—	—	$11,341,124	—	—	11,341,124
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$944,978	$1,225,761	—	42,924,883	—	45,095,622
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	—	—	—
Total		—	$944,978	$1,225,761	$11,341,124	$44,422,559	—	$57,934,422

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(12,461,048)	—	$4,589,800	—	$(7,871,248)
Foreign currency transactions	—	—	—	$257,225,430	—	—	257,225,430
Options purchased[1]	—	—	(4,805,276)	—	—	—	(4,805,276)
Options written	—	—	3,595,114	—	—	—	3,595,114
Swaps	—	$13,906,715	(11,136,550)	—	(2,998,429)	—	(228,264)

Total	—	$13,906,715	$(24,807,760)	$257,225,430	$1,591,371	—	$247,915,756

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$22,191,231	—	$(1,497,676)	—	$20,693,555
Foreign currency translations	—	—	—	$(85,312,981)	—	—	(85,312,981)
Options purchased[2]	—	—	—	—	—	—	—
Options written	—	—	—	—	—	—	—
Swaps	—	$(3,553,991)	(715,761)	—	(35,478,437)	—	(39,748,189)

Total	—	$(3,553,991)	$21,475,470	$(85,312,981)	$(36,976,113)	—	$(104,367,615)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$826,770,404
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,550,458,163
Average amounts sold — in USD	$105,248,825
Options:
Average value of option contracts purchased	$2,924,494
Average value of option contracts written	$1,017,838
Credit default swaps:
Average notional value — buy protection	$526,857
Average notional value — sell protection	$521,237,872
Total return swaps:
Average notional value	$716,873,720

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$98,003		$15,211,176
Forward foreign currency exchange contracts	20,921,646		11,341,124
Options	1	[1]	—
Swaps — centrally cleared	1,235,623		—
Swaps — OTC[2]	4,208,930		45,095,622

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$26,464,203		$71,647,922
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,333,626)		(15,211,176)

Total derivative assets and liabilities subject to an MNA	$25,130,577		$56,436,746

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	57

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$28,091	$(28,091)	—	—	—
BNP Paribas S.A.	131,622	(42,776)	—	—	$88,846
Citibank N.A.	476,144	(476,144)	—	—	—
Deutsche Bank AG	2,376,190	(799)	—	$(2,375,391)	—
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs International	1,220,159	(1,220,159)	—	—	—
HSBC Bank PLC	10,167,070	—	—	—	10,167,070
HSBC Bank USA N.A.	134,494	—	—	—	134,494
Morgan Stanley & Co. International PLC	734,072	(734,072)	—	—	—
Royal Bank of Scotland PLC	248,006	(8,280)	—	—	239,726
UBS AG	691,951	(691,951)	—	—	—
Westpac Banking Corp.	8,922,777	—	—	—	8,922,777

Total	$25,130,577	$(3,202,272)	—	$(2,375,391)	$19,552,914

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of New York Mellon	$22,953	—	—	—	$22,953
Barclays Bank PLC	97,149	$(28,091)	—	—	69,058
BNP Paribas S.A.	42,776	(42,776)	—	—	—
Citibank N.A.	1,132,678	(476,144)	—	$(656,534)	—
Credit Suisse International	173,317	—	—	—	173,317
Deutsche Bank AG	799	(799)	—	—	—
Goldman Sachs International	7,533,783	(1,220,159)	—	(6,000,000)	313,624
JPMorgan Chase Bank N.A.	14,030,686	—	—	(14,030,686)	—
Morgan Stanley & Co. International PLC	22,955,219	(734,072)	—	(22,221,147)	—
Royal Bank of Scotland PLC	8,280	(8,280)	—	—	—
UBS AG	10,439,106	(691,951)	—	—	9,747,155

Total	$56,436,746	$(3,202,272)	—	$(42,908,367)	$10,326,107

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$395,354,571	$183,049,020	$578,403,591
Common Stocks	$411,619,214	242,798,808	7,535,003	661,953,025
Corporate Bonds	—	12,251,765,999	182,537,628	12,434,303,627
Floating Rate Loan Interests	—	1,020,717,401	62,148,325	1,082,865,726
Foreign Agency Obligations	—	20,686,389	—	20,686,389
Investment Companies	4,269,055	16,149,375	—	20,418,430
Non-Agency Mortgage-Backed Securities	—	53,812,721	19,000,530	72,813,251
Other Interests	—	2,431,063	27,378,140	29,809,203
Preferred Securities	112,956,421	596,590,786	143,074,208	852,621,415
Warrants	—	—	969,420	969,420
Short-Term Securities	677,378,350	—	—	677,378,350
Options Purchased:
Equity Contracts	—	1	—	1

Total	$1,206,223,040	$14,600,307,114	$625,692,274	$16,432,222,428

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$3,967,891	—	$3,967,891
Equity contracts	$24,632,915	510,000	—	25,142,915
Foreign currency exchange contracts	—	20,921,646	—	20,921,646
Liabilities:
Credit contracts	—	(580,401)	—	(580,401)
Equity contracts	—	(1,225,761)	—	(1,225,761)
Foreign currency exchange contracts	—	(11,341,124)	—	(11,341,124)
Interest rate contracts	(1,497,676)	(42,924,883)	—	(44,422,559)

Total	$23,135,239	$(30,672,632)	—	$(7,537,393)

[1] Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$38,603,287	—	—	$38,603,287
Cash pledged as collateral for OTC derivatives	50,620,000	—	—	50,620,000
Cash pledged as collateral for reverse repurchase agreements	22,000	—	—	22,000
Cash pledged for financial futures contracts	49,219,950	—	—	49,219,950
Cash pledged for centrally cleared swaps	16,219,670	—	—	16,219,670
Liabilities:
Bank overdraft	—	$(1,487,801)	—	(1,487,801)
Reverse repurchase agreements	—	(3,095,365)	—	(3,095,365)
Cash received as collateral for OTC derivatives	—	(2,400,000)	—	(2,400,000)

Total	$154,684,907	$(6,983,166)	—	$147,701,741

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	59

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2014	$38,085,464	$154,184,529	$205,992,731	$117,940,815	—	$30,122,694	$187,093,298	—	$733,419,531
Transfers into Level 3	6,318,352	205,920	—	14,306,107	—	—	—	$582,432	21,412,811
Transfers out of Level 3[1]	(26,249,082)	(107,368,301)	—	(49,140,238)	—	—	—	—	(182,757,621)
Accrued discounts/premiums	287,854	—	(163,349)	760,651	$18,496	—	—	—	903,652
Net realized gain (loss)	(1,516,193)	(16,341,968)	(29,269,749)	(287,616)	—	79,356	—	—	(47,336,170)
Net change in unrealized appreciation (depreciation)[2,3]	(1,448,293)	(24,662,421)	22,811,073	(4,017,563)	(110,042)	(2,744,554)	(58,496,699)	386,963	(68,281,536)
Purchases	182,229,285	1,536,344	27,288,580	29,197,633	19,092,076	—	14,477,609	25	273,821,552
Sales	(14,658,367)	(19,100)	(44,121,658)	(46,611,464)	—	(79,356)	—	—	(105,489,945)

Closing Balance, as of September 30, 2015	$183,049,020	$7,535,003	$182,537,628	$62,148,325	$19,000,530	$27,378,140	$143,074,208	$969,420	$625,692,274

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[3]	$(2,375,567)	$(40,996,425)	$(7,843,385)	$(1,365,327)	$(110,042)	$(2,605,446)	$(58,496,699)	$386,963	$(113,405,928)

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $182,757,621 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $408,222,413.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$7,501,135	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[1]	CAD[4] 0.125x
			PV-10 Multiple[1,2]	0.05x
			Last 12 Months EBITDA Multiple[1]	4.63x
			Current Fiscal Year EBITDA Multiple[1]	4.63x - 4.88x
			Discontinued Operations Expected Sale Proceeds[1]	$70	[5]
Corporate Bonds	182,537,625	Discounted Cash Flow	Internal Rate of Return[3]	10.32% - 11.04%
		Estimated Recovery Value	N/A	—

Other investments including other interests	27,431,101	Market Comparable Companies	Tangible Book Value Multiple[1]	1.20x
		Last Dealer Mark - Adjusted Black-Scholes	Delta Adjustment Based on Daily Movement in the Common Equity[1]	120.00%
			Implied Volatility[1]	47.66%
Total	$217,469,861

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.

[3]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[4]	Canadian Dollar

[5]	Amount is stated in millions.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2007-1A, Class A1S, 0.50%, 4/20/21 (a)(b)	USD	795	$792,917
Series 2012-1AR, Class A1R, 1.53%, 9/20/23 (a)(b)		42,010	41,922,812
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.46%, 5/10/32 (a)(b)		2,075	2,054,624
American Credit Acceptance Receivables Trust, Series 2014-4, Class A, 1.33%, 7/10/18 (a)		3,368	3,366,900
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		6,203	6,084,710
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,140	10,169,732
Series 2012-4, Class B, 1.31%, 11/08/17		2,759	2,760,259
Apidos CDO IV, Series 2006-4A, Class C, 1.05%, 10/27/18 (a)(b)		7,500	7,426,348
Apidos CDO V, Series 2007-5A, Class A1S, 0.52%, 4/15/21 (a)(b)		8,976	8,894,870
Apidos Cinco CDO Ltd., Series 2007-CA, Class A2A, 0.54%, 5/14/20 (a)(b)		16,397	16,253,108
APOLLO Trust, Series 2009-1, Class A3, 3.36%, 6/03/17 (b)	AUD	4,361	3,080,108
Ares XXV CLO Ltd., Series 2012-3A, Class A, 1.68%, 1/17/24 (a)(b)	USD	5,000	4,972,950
Atrium CDO Corp., Series 7AR, Class AR, 1.42%, 11/16/22 (a)(b)		7,009	6,996,908
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.74%, 1/27/23 (b)	EUR	7,153	8,013,557
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	13,363	13,318,698
BA Credit Card Trust, Series 2014-A1, Class A, 0.59%, 6/15/21 (b)		15,055	15,060,871
BlueMountain CLO Ltd., Series 2012-1A, Class A, 1.61%, 7/20/23 (a)(b)		10,700	10,667,018
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 3/15/23		13,205	13,370,908
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23		20,000	20,138,540
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,524,167
Series 2015-2, Class A3, 1.37%, 3/16/20		59,365	59,502,133
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 8/16/21		28,000	27,965,840
Series 2015-A2, Class A, 1.59%, 2/18/20		61,200	61,745,108
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		5,498	5,492,607
Series 2012-2A, Class A1R, 1.68%, 12/05/24 (a)(b)		20,250	20,227,915
Series 2012-3A, Class A1L, 1.67%, 1/29/25 (a)(b)		10,000	9,976,903
COA Caerus CLO Ltd., Series 2007-6A, Class A1, 0.93%, 12/13/19 (a)(b)		510	507,211
Colony American Homes, Series 2015-1A, Class A, 1.41%, 7/17/32 (a)(b)		14,493	14,313,743
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		23	23,531
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.51%, 7/15/21 (a)(b)		6,679	6,610,483
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF2, 4.84%, 5/25/36 (b)		774	1,332,029
Credit Acceptance Auto Loan Trust:
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		6,000	6,004,734

Asset-Backed Securities		Par (000)	Value
Series 2015-1A, Class A, 2.00%, 7/15/22 (a)	USD	21,055	$21,121,197
Crusade ABS Trust, Series 2012-1, Class A, 3.06%, 7/12/23 (b)	AUD	4,930	3,468,696
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28%, 6/17/19 (a)	USD	18,715	18,767,627
Dryden XVI-Leveraged Loan CDO, Series 2006-16A, Class A1, 0.53%, 10/20/20 (a)(b)		3,440	3,418,894
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.67%, 1/15/25 (a)(b)		9,700	9,663,291
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 3/09/47 (a)		12,875	12,878,832
Flatiron CLO Ltd., Series 2011-1A, Class A, 1.84%, 1/15/23 (a)(b)		6,000	6,005,687
Fore CLO Ltd., Series 2007-1A, Class A2, 0.74%, 7/20/19 (a)(b)		8,225	8,142,437
Four Corners CLO III Ltd., Series 2006-3A, Class C, 0.98%, 7/22/20 (a)(b)		8,000	7,769,486
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.09%, 4/20/23 (a)(b)		8,250	8,236,717
Series 2012-7A, Class BR, 2.79%, 4/20/23 (a)(b)		6,800	6,736,012
Series 2012-7A, Class CR, 3.74%, 4/20/23 (a)(b)		2,100	2,091,390
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.45%, 4/25/25 (a)(b)		5,000	4,915,500
Halcyon Loan Investors CLO I, Inc., Series 2006-1A, Class B, 1.02%, 11/20/20 (a)(b)		10,000	9,772,321
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)		224	122,229
Hillmark Funding Ltd., Series 2006-1A, Class A1, 0.58%, 5/21/21 (a)(b)		4,597	4,517,298
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		121	119,894
ING Investment Management CLO Ltd., Series 2012-1RA, Class A1R, 1.54%, 3/14/22 (a)(b)		24,960	24,902,721
Invitation Homes Trust:
Series 2014-SFR3, Class A, 1.41%, 12/17/31 (a)(b)		9,780	9,621,476
Series 2015-SFR2, Class A, 1.56%, 6/17/32 (a)(b)		20,373	20,144,379
Series 2015-SFR3, Class A, 1.51%, 8/17/32 (a)(b)		28,128	27,723,683
Katonah Ltd., Series 2007-10A, Class A2B, 0.57%, 4/17/20 (a)(b)		3,604	3,572,394
LCM XII LP, Series 2015-12A, Class AR, 1.55%, 10/19/22 (a)(b)		29,750	29,688,084
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		16,510	16,468,725
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.10%, 4/22/22 (a)(b)		1,900	1,900,045
Series 2012-8AR, Class DR, 4.15%, 4/22/22 (a)(b)		1,000	990,371
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.89%, 7/25/26 (a)(b)		1,750	1,677,652
MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.28%, 3/19/18 (b)	EUR	7,963	8,861,964
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 0.91%, 9/16/24 (a)(b)	USD	2,945	2,929,013

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	61

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)	USD	25,820	$25,955,194
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,285	3,281,676
Oaktree Enhanced Income Funding Ltd., Series 2013-2A, Class A, 1.49%, 4/20/23 (a)(b)		1,000	996,609
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.21%, 4/20/21 (a)(b)		9,396	9,392,859
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 0.57%, 3/14/22 (a)(b)		8,176	8,066,988
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		19,955	19,954,920
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		25,500	25,498,011
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		15,905	15,868,959
Palmer Square CLO Ltd., Series 2014-1A, Class A1, 1.56%, 10/17/22 (a)(b)		15,000	14,974,956
PFS Financing Corp.:
Series 2014-AA, Class B, 1.16%, 2/15/19 (a)(b)		4,400	4,382,272
Series 2015-AA, Class A, 0.83%, 4/15/20 (a)(b)		10,015	9,958,585
Progress Residential Trust, Series 2015-SFR1, Class A, 1.61%, 2/17/32 (a)(b)		13,550	13,419,066
Regatta Funding Ltd., Series 2007-1A, Class A1L, 0.59%, 6/15/20 (a)(b)		1,790	1,780,730
Santander Drive Auto Receivables Trust:
Series 2011-4, Class E, 7.20%, 11/15/18		12,295	12,686,165
Series 2012-1, Class E, 6.77%, 2/15/19 (a)		16,945	17,501,880
Series 2012-2A, Class E, 5.95%, 4/15/19 (a)		19,455	20,128,454
Series 2012-3, Class C, 3.01%, 4/16/18		10,000	10,055,726
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,689,184
Series 2012-6, Class C, 1.94%, 3/15/18		1,884	1,890,603
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		2,543	2,543,334
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,621,850
Series 2014-2, Class C, 2.33%, 11/15/19		4,602	4,640,827
Series 2014-4, Class C, 2.60%, 11/16/20		10,065	10,195,100
Series 2014-5, Class C, 2.46%, 6/15/20		12,525	12,585,208
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		1,077	1,079,307
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		2,216	2,218,640
Silver Bay Realty Trust, Series 2014-1, Class A, 1.21%, 9/17/31 (a)(b)		11,084	10,854,439
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.46%, 7/15/36 (b)		2,054	2,036,686
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.74%, 3/15/22 (b)		2,637	2,605,651
Series 2004-A, Class A3, 0.74%, 6/15/33 (b)		3,500	3,332,094
Series 2004-B, Class A2, 0.54%, 6/15/21 (b)		3,134	3,117,600
Series 2004-B, Class A3, 0.67%, 3/15/24 (b)		6,000	5,518,686
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.71%, 1/15/43 (a)(b)		6,258	6,615,282

Asset-Backed Securities		Par (000)	Value
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)	USD	7,950	$8,345,449
Series 2011-C, Class A1, 1.61%, 12/15/23 (a)(b)		3,217	3,220,178
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,725	9,350,015
Series 2012-B, Class A1, 1.31%, 12/15/21 (a)(b)		167	167,457
Series 2012-C, Class A1, 1.31%, 8/15/23 (a)(b)		3,007	3,009,131
Series 2012-E, Class A2B, 1.96%, 6/15/45 (a)(b)		10,725	10,943,790
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		3,500	3,492,989
Series 2013-C, Class A1, 1.06%, 2/15/22 (a)(b)		10,437	10,434,943
Series 2014-A, Class A2B, 1.36%, 1/15/26 (a)(b)		2,500	2,498,467
SLM Student Loan Trust:
Series 2003-11, Class A6, 1.09%, 12/15/25 (a)(b)		11,900	11,483,500
Series 2013-4, Class A, 0.74%, 6/25/27 (b)		11,748	11,542,126
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.39%, 3/25/33 (a)(b)		17,594	17,436,875
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.49%, 11/25/33 (b)		962	951,176
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		15,785	15,806,281
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		20,000	20,210,980
SWAY Residential Trust, Series 2014-1, Class A, 1.51%, 1/17/20 (a)(b)		12,659	12,512,506
Synchrony Credit Card Master Note Trust:
Series 2014-1, Class A, 1.61%, 11/16/20		40,605	40,749,310
Series 2015-2, Class A, 1.60%, 4/15/21		8,325	8,354,820
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.46%, 5/17/32 (a)(b)		14,885	14,667,694
Voya CLO Ltd., Series 2013-1A, Class A1, 1.42%, 4/15/24 (a)(b)		2,500	2,463,292
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.59%, 12/20/20 (a)(b)		4,753	4,715,182
WG Horizons CLO, Series 2006-1A, Class A1, 0.59%, 5/24/19 (a)(b)		6,921	6,844,501
World Financial Network Credit Card Master Trust:
Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,860,447
Series 2015-A, Class A, 0.69%, 2/15/22 (b)		22,415	22,366,965
Total Asset-Backed Securities — 24.2%			1,235,675,872

Capital Trusts
Aerospace & Defense — 0.5%
United Technologies Corp., 1.78%, 5/04/18 (c)		25,000	24,951,800

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	USD	2,107	$2,123,945
Airlines — 1.4%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		7,422	7,570,758
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 5/01/22		887	931,361
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		200	208,529
Series 2009-1, 9.00%, 7/08/16		7,341	7,713,141
Series 2009-2, Class B, 9.25%, 5/10/17		10,269	11,141,518
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%, 7/02/17 (a)		6,250	6,312,500
Series 2010-2, Class B, 6.75%, 11/23/15		2,000	2,025,000
Series 2012-1, Class B, 6.88%, 5/07/19 (a)		3,571	3,838,929
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		1,159	1,205,739
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		5,621	6,310,006
Series 2012-1, Class C, 9.13%, 10/01/15		2,562	2,562,028
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,515,000
UAL Pass-Through Trust, Series 2009-2B, 12.00%, 1/15/16 (a)		1,711	1,770,995
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		7,306	7,598,684
Series 2013-1B, 6.00%, 4/23/22 (a)		12,529	12,842,667

			73,546,855
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		5,500	5,517,160
4.88%, 3/15/19		13,750	13,770,625

			19,287,785
Automobiles — 0.2%
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)		9,030	8,565,289
Banks — 7.6%
Associated Banc-Corp., 2.75%, 11/15/19		12,660	12,834,328
Bank of America Corp.:
6.50%, 8/01/16		26,504	27,681,414
5.42%, 3/15/17		3,565	3,744,897
Series L, 2.60%, 1/15/19		11,000	11,111,760
Series L, 2.65%, 4/01/19		13,500	13,652,415
Bank of Nova Scotia, 1.95%, 1/30/17 (a)		65,000	65,943,540
Barclays PLC, 2.00%, 3/16/18		26,230	26,212,295
CIT Group, Inc.:
4.25%, 8/15/17		15,455	15,648,187
5.25%, 3/15/18		15,000	15,412,500
Citigroup, Inc., 1.70%, 4/27/18		9,000	8,953,227
HSBC USA, Inc.:
1.70%, 3/05/18		22,665	22,602,966
2.00%, 8/07/18		6,440	6,450,285
Huntington Bancshares, Inc., 2.60%, 8/02/18		2,000	2,020,992
ING Bank NV, 1.80%, 3/16/18 (a)		11,720	11,736,924
JPMorgan Chase & Co.:
1.35%, 2/15/17		12,000	12,015,600
Series H, 1.70%, 3/01/18		11,000	10,974,975
Regions Financial Corp., 2.00%, 5/15/18		8,000	7,993,664
Royal Bank of Canada, 1.20%, 9/19/17		43,370	43,373,903

Corporate Bonds		Par (000)	Value
Banks (continued)
Santander Bank N.A., 8.75%, 5/30/18	USD	15,107	$17,250,275
Swedbank AB, 1.60%, 3/02/18 (a)		16,780	16,795,253
Westpac Banking Corp., 1.38%, 5/30/18 (a)		35,000	34,917,960

			387,327,360
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,302,015
Biotechnology — 0.0%
Baxalta, Inc., 2.00%, 6/22/18 (a)		980	977,059
Capital Markets — 1.7%
American Capital, Ltd., 6.50%, 9/15/18 (a)		7,181	7,402,893
Credit Suisse, 1.70%, 4/27/18		22,775	22,685,358
Goldman Sachs Group, Inc.:
2.90%, 7/19/18		5,000	5,129,760
2.60%, 4/23/20		20,000	20,054,420
Morgan Stanley:
4.75%, 3/22/17		8,000	8,380,632
5.55%, 4/27/17		1,400	1,485,662
UBS AG, 1.80%, 3/26/18		22,440	22,428,600

			87,567,325
Chemicals — 0.1%
Lubrizol Corp., 8.88%, 2/01/19		3,671	4,489,633
Commercial Services & Supplies — 0.3%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		14,855	15,003,550
4.63%, 1/31/18 (a)		1,000	1,025,000

			16,028,550
Communications Equipment — 0.0%
CommScope, Inc., 4.38%, 6/15/20 (a)		1,925	1,910,563
Consumer Finance — 3.0%
Ally Financial, Inc.:
5.50%, 2/15/17		15,000	15,375,000
6.25%, 12/01/17		3,254	3,416,700
3.25%, 2/13/18		17,500	17,237,500
Capital One Financial Corp.:
3.15%, 7/15/16		10,000	10,162,730
6.75%, 9/15/17		2,000	2,188,484
Capital One N.A., 2.35%, 8/17/18		12,550	12,584,952
Ford Motor Credit Co. LLC:
3.98%, 6/15/16		1,790	1,821,801
1.72%, 12/06/17		47,000	46,685,241
General Motors Financial Co., Inc.:
2.75%, 5/15/16		8,145	8,194,929
2.63%, 7/10/17		14,610	14,643,866
4.75%, 8/15/17		1,930	2,003,328
3.00%, 9/25/17		10,000	10,110,350
3.25%, 5/15/18		1,450	1,466,836
Synchrony Financial, 1.88%, 8/15/17		6,700	6,702,070

			152,593,787
Diversified Financial Services — 0.8%
CNH Industrial Capital LLC:
3.88%, 11/01/15		4,020	4,009,950
6.25%, 11/01/16		7,500	7,640,625
Voya Financial, Inc., 2.90%, 2/15/18		26,479	27,037,124

			38,687,699
Diversified Telecommunication Services — 0.1%
AT&T Inc., 2.45%, 6/30/20		4,570	4,499,567
Windstream Services LLC, 7.88%, 11/01/17		704	729,964

			5,229,531

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	63

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Electric Utilities — 0.1%
Exelon Corp., 1.55%, 6/09/17	USD	5,335	$5,325,584
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,081,598

			6,407,182
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	6,874,470
Health Care Equipment & Supplies — 0.3%
St. Jude Medical, Inc., 2.00%, 9/15/18		12,275	12,303,723
Zimmer Biomet Holdings, Inc., 2.00%, 4/01/18		3,930	3,934,905

			16,238,628
Health Care Providers & Services — 0.7%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		15,000	15,337,500
HCA, Inc.:
6.50%, 2/15/16		9,860	9,970,925
3.75%, 3/15/19		8,400	8,379,000

			33,687,425
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 1.20%, 2/05/16		3,000	3,003,201
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	4,126	6,490,432
Series M, 7.40%, 3/28/24		4,920	7,628,773

			17,122,406
Household Durables — 0.6%
D.R. Horton, Inc.:
4.75%, 5/15/17	USD	1,980	2,038,163
3.75%, 3/01/19		2,135	2,148,344
Lennar Corp., 4.75%, 12/15/17		4,332	4,448,423
M/I Homes, Inc., 8.63%, 11/15/18		17,310	17,742,750
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,919,475

			28,297,155
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., 3.32%, 6/01/19 (b)		9,234	8,772,300
Insurance — 0.8%
AIA Group Ltd., 2.25%, 3/11/19 (a)		6,215	6,219,276
Aon Corp., 3.13%, 5/27/16		7,841	7,952,029
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,605,424
Genworth Holdings, Inc.:
6.52%, 5/22/18		5,750	5,807,500
7.70%, 6/15/20		6,050	6,110,500

			39,694,729
IT Services — 1.2%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (a)		54,420	54,350,342
Western Union Co., 2.38%, 12/10/15		8,000	8,018,008

			62,368,350
Machinery — 0.6%
Case New Holland Industrial, Inc., 7.88%, 12/01/17		18,000	18,990,000
Manitowoc Co., Inc., 8.50%, 11/01/20		7,750	8,098,750
Pentair Finance SA, 1.35%, 12/01/15		4,480	4,482,648

			31,571,398
Media — 1.7%
Cablevision Systems Corp., 8.63%, 9/15/17		1,973	2,056,853
CCO Safari II LLC, 3.58%, 7/23/20 (a)		31,500	31,267,971
DISH DBS Corp., 4.63%, 7/15/17		1,820	1,816,633
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,849,904

Corporate Bonds		Par (000)	Value
Media (continued)
Omnicom Group, Inc., 5.90%, 4/15/16	USD	4,192	$4,294,503
Sky PLC:
6.10%, 2/15/18 (a)		9,277	10,134,798
2.63%, 9/16/19 (a)		20,595	20,724,234

			84,144,896
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		1,900	1,843,000
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp.:
3.25%, 3/15/16		10,030	9,831,406
6.50%, 8/15/17		1,820	1,642,550
El Paso Corp., 7.00%, 6/15/17		5,539	5,904,768
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		9,795	9,635,831
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		5,312	5,687,181
Kinder Morgan, Inc.:
2.00%, 12/01/17		3,780	3,752,614
3.05%, 12/01/19		5,680	5,576,777
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	7,914,150

			49,945,277
Pharmaceuticals — 1.4%
AbbVie, Inc.:
1.75%, 11/06/17		9,170	9,197,244
1.80%, 5/14/18		12,780	12,744,523
Actavis Funding SCS, 2.45%, 6/15/19		1,650	1,653,041
Actavis, Inc., 1.88%, 10/01/17		12,629	12,597,895
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		25,000	26,460,425
Perrigo Co. PLC, 2.30%, 11/08/18		7,306	7,226,818
Zoetis, Inc., 1.15%, 2/01/16		2,000	2,001,354

			71,881,300
Real Estate Investment Trusts (REITs) — 0.8%
HCP, Inc.:
5.63%, 5/01/17		7,320	7,762,860
6.70%, 1/30/18		5,440	6,007,468
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,765,333
Prologis LP, 4.50%, 8/15/17		5,660	5,938,772
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,932,340
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (a)		7,665	7,613,920

			41,020,693
Road & Rail — 0.9%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)		6,000	6,552,108
Kansas City Southern de Mexico SA de CV, 0.99%, 10/28/16 (b)		14,000	13,923,966
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 3/15/16 (a)		12,000	12,073,272
3.75%, 5/11/17 (a)		1,460	1,503,669
3.38%, 3/15/18 (a)		5,000	5,140,700
2.88%, 7/17/18 (a)		6,748	6,840,225

			46,033,940
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,154,512
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		2,167	2,172,417

			20,326,929

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Specialty Retail — 0.4%
QVC, Inc., 3.13%, 4/01/19	USD	19,780	$19,735,574
Technology Hardware, Storage & Peripherals — 0.3%
Seagate HDD Cayman, 3.75%, 11/15/18		14,000	14,322,504
Tobacco — 0.9%
Reynolds American, Inc.:
3.50%, 8/04/16 (a)		15,000	15,236,175
2.30%, 8/21/17 (a)		20,717	20,908,487
2.30%, 6/12/18		7,025	7,100,568
3.25%, 6/12/20		1,220	1,254,810

			44,500,040
Trading Companies & Distributors — 1.5%
Air Lease Corp.:
2.13%, 1/15/18		21,140	20,928,600
2.63%, 9/04/18		8,975	8,963,144
3.38%, 1/15/19		8,500	8,606,250
Aircastle Ltd., 6.75%, 4/15/17		16,732	17,526,770
GATX Corp., 1.25%, 3/04/17		9,600	9,549,149
International Lease Finance Corp.:
6.75%, 9/01/16 (a)		8,280	8,569,800
7.13%, 9/01/18 (a)		3,680	4,047,632

			78,191,345
Wireless Telecommunication Services — 0.5%
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		21,500	22,559,950
Total Corporate Bonds — 30.3%			1,545,176,887

Floating Rate Loan Interests (b)
Chemicals — 0.0%
OXEA Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		640	601,600
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		8,425	7,835,192
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		9,615	9,583,139

			17,418,331
Total Floating Rate Loan Interests — 0.3%			18,019,931

Foreign Government Obligations
Cyprus — 0.6%
Republic of Cyprus:
3.75%, 11/01/15	EUR	12,930	14,427,830
4.75%, 6/25/19		4,705	5,562,744
4.63%, 2/03/20		8,454	9,930,212

			29,920,786
Iceland — 0.2%
Republic of Iceland:
4.88%, 6/16/16 (a)	USD	4,147	4,237,276
4.88%, 6/16/16		7,612	7,777,706

			12,014,982

Foreign Government Obligations		Par (000)	Value
Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25 (a)	USD	1,078	$993,161
Republic of Indonesia:
5.38%, 10/17/23 (a)		614	634,704
5.88%, 1/15/24 (a)		214	226,564
6.63%, 2/17/37 (a)		547	575,228
6.63%, 2/17/37		222	233,456

			2,663,113
Italy — 0.3%
Republic of Italy, 5.25%, 9/20/16		14,012	14,551,896
Mexico — 0.0%
United Mexican States:
4.75%, 6/14/18	MXN	15,200	902,468
6.05%, 1/11/40	USD	288	315,360

			1,217,828
Russia — 0.0%
Russian Federation, 5.63%, 4/04/42		800	748,160
Slovenia — 1.1%
Republic of Slovenia:
4.75%, 5/10/18 (a)		34,270	36,454,713
2.25%, 3/25/22	EUR	15,260	18,105,437

			54,560,150
Total Foreign Government Obligations — 2.3%			115,676,915

Investment Companies — 0.1%		Shares
iShares 1-3 Year Credit Bond ETF		50,000	5,256,500

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.0%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 2.82%, 11/25/33 (b)	USD	1,011	1,012,615
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.11%, 7/25/34 (b)		1,482	1,485,080
Series 2004-7, Class 4A, 2.82%, 10/25/34 (b)		248	245,467
Berica ABS Srl, Series 2012-2, Class A1, 0.27%, 11/30/51 (b)	EUR	4,825	5,357,116
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.52%, 12/25/35 (a)(b)(d)	USD	40	39,203
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.74%, 2/25/35 (b)		813	768,592
Series 2005-17, Class 1A6, 5.50%, 9/25/35		2,279	2,239,645
Series 2005-HYB8, Class 2A1, 2.71%, 12/20/35 (b)		1,811	1,651,149
Crusade Global Trust, Series 2006-2, Class A1, 0.38%, 11/15/37 (b)		15,013	14,961,322
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		342	341,385
Granite Master Issuer PLC:
Series 2005-2, Class A6, 0.48%, 12/20/54 (b)		5,674	5,656,676

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	65

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-1A, Class A1, 0.29%, 12/20/54 (a)(b)	USD	1,616	$1,612,877
Series 2006-1A, Class A5, 0.36%, 12/20/54 (a)(b)		5,396	5,388,763
Series 2006-3, Class A3, 0.30%, 12/20/54 (b)		15,496	15,469,647
Series 2007-1, Class 2A1, 0.36%, 12/20/54 (b)		4,355	4,338,579
Series 2007-2, Class 2A1, 0.29%, 12/17/54 (b)		4,861	4,841,344
Series 2007-2, Class 4A1, 0.30%, 12/17/54 (b)		6,362	6,335,798
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.73%, 12/22/54 (a)(b)		5,098	5,116,100
MortgageIT Trust, Series 2004-1, Class A1, 0.97%, 11/25/34 (b)		2,827	2,705,461
National RMBS Trust, Series 2012-2, Class A1, 3.15%, 6/20/44 (b)	AUD	2,926	2,076,889
Rochester Financing No.1 PLC, Series 1, Class A1, 2.03%, 7/16/46 (b)	GBP	4,481	6,719,879
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49%, 9/25/34 (b)	USD	1,668	1,439,019
TORRENS Trust, Series 2013-1, Class A, 3.01%, 4/12/44 (b)	AUD	15,627	10,962,972
Walsh Acceptance, Series 1997-2, Class A, 2.19%, 3/01/27 (a)(b)	USD	16	4,788

			100,770,366
Commercial Mortgage-Backed Securities — 10.9%
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45		2,710	2,759,910
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	7,102,795
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.79%, 4/10/49 (b)		4,150	4,352,582
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.41%, 2/15/28 (a)(b)		5,000	4,945,020
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		7,160	7,178,809
Series 2007-PW17, Class A3, 5.74%, 6/11/50		219	218,754
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		5,000	5,381,615
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.61%, 12/15/27 (a)(b)		18,255	18,136,762
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		13,674	14,134,527
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.33%, 11/15/44 (b)		5,970	6,352,814
Commercial Mortgage Pass-Through Certificates:
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		865	864,565
Series 2012-9W57, Class A, 2.36%, 2/10/29 (a)		9,490	9,620,753
Series 2013-CR12, Class A2, 2.90%, 10/10/46		29,170	30,180,157
Series 2013-CR13, Class A2, 3.04%, 12/10/18		3,835	3,979,576
Series 2014-FL5, Class B, 2.34%, 9/15/16 (a)(b)		5,800	5,769,045

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-KYO, Class F, 3.70%, 6/11/27 (a)(b)	USD	8,810	$8,732,622
Series 2015-CR23, Class A2, 2.85%, 5/10/48		16,620	17,142,898
Series 2015-LC21, Class A2, 2.98%, 7/10/48		32,500	33,864,415
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Class AJ, 5.65%, 2/15/39 (b)		9,490	9,553,156
Series 2006-C2, Class AM, 5.86%, 3/15/39 (b)		6,015	6,069,664
Series 2006-C4, Class AM, 5.51%, 9/15/39		4,815	4,962,989
Series 2007-C4, Class A1AM, 6.15%, 9/15/39 (b)		4,500	4,776,183
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		2,043	2,091,134
Series 2008-C1, Class A2, 6.27%, 2/15/41 (b)		706	711,800
Series 2015-DEAL, Class A, 1.53%, 4/15/29 (a)(b)		8,000	7,963,128
Del Coronado Trust, Series 2013-HDC, Class A, 1.00%, 3/15/26 (a)(b)		5,750	5,732,100
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		14,940	15,538,332
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		5,000	5,248,170
GS Mortgage Securities Trust:
Series 2007-GG10, Class A1A, 5.99%, 8/10/45 (b)		8,369	8,904,268
Series 2014-GSFL, Class D, 4.11%, 7/15/31 (a)(b)		6,575	6,525,826
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		2,716	2,730,903
Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		13,515	13,645,933
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2, 3.02%, 8/15/46		5,000	5,190,415
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		4,600	4,697,672
Series 2007-LD11, Class ASB, 5.96%, 6/15/49 (b)		2,032	2,087,281
Series 2007-LDPX, Class A3, 5.42%, 1/15/49		2,607	2,705,847
Series 2008-C2, Class A4FL, 1.71%, 2/12/51 (b)		11,295	11,127,684
Series 2014-FL6, Class A, 1.61%, 11/15/31 (a)(b)		14,000	13,939,422
Series 2015-CSMO, Class A, 1.46%, 1/15/32 (a)(b)		38,260	38,076,849
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 6.03%, 6/15/38 (b)		2,478	2,523,255
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		5,295	5,523,347
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		9,856	10,273,933
Series 2007-C7, Class AM, 6.37%, 9/15/45 (b)		17,500	19,045,600
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.58%, 10/15/15 (b)	GBP	7,786	11,789,381

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Trust:
Series 2006-C1, Class AM, 5.87%, 5/12/39 (b)	USD	3,100	$3,159,229
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)		7,058	7,338,093
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49		3,095	3,210,029
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.34%, 2/12/44 (b)		15,730	15,599,112
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)		2,200	2,305,675
Series 2007-HQ13, Class A3, 5.57%, 12/15/44		10,418	10,986,898
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	3,940,254
Series 2012-C4, Class C, 5.71%, 3/15/45 (a)(b)		1,500	1,627,547
Series 2012-C4, Class D, 5.71%, 3/15/45 (a)(b)		2,000	2,122,676
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		2,156	2,194,247
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.26%, 4/15/32 (a)(b)		4,500	4,469,521
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		1,647	1,630,673
Talisman-6 Finance PLC, Series 6, Class A, 0.16%, 10/22/16 (b)	EUR	468	518,051
Triton European Loan Conduit No. 26 PLC, Series 26X, Class H, 1.42%, 10/25/19 (b)	GBP	1,993	2,828,309
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)	USD	2,785	2,783,699
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class AM, 5.52%, 12/15/44 (b)		6,280	6,281,206
Series 2006-C28, Class A4FL, 0.36%, 10/15/48 (a)(b)		20,268	20,106,396
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		1,300	1,319,206
Series 2007-C32, Class A1A, 5.90%, 6/15/49 (b)		11,355	11,987,425
Series 2007-C32, Class AMFL, 0.43%, 6/15/49 (a)(b)		13,164	12,445,822
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		15,555	16,391,548
Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		1,150	1,183,495
Series 2007-C33, Class AM, 6.15%, 2/15/51 (b)		5,540	5,909,241
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)		9,944	10,458,527
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH1, 2.96%, 1/15/27 (a)(b)		3,500	3,423,556
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		1,260	1,260,419

			557,632,745
Interest Only Commercial Mortgage-Backed Securities — 1.8%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.48%, 3/10/47 (b)		36,974	2,745,533
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 2.04%, 8/15/45 (b)		17,432	1,580,616
Series 2013-CR11, Class XA, 1.35%, 10/10/46 (b)		59,360	3,979,132
Series 2014-CR15, Class XA, 1.48%, 2/10/47 (b)		76,661	4,787,174

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)	USD	61,494	$3,968,631
Series 2015-CR23, Class XA, 1.16%, 5/10/48 (b)		51,869	3,349,543
Series 2015-LC21, Class XA, 1.03%, 7/10/48 (b)		131,442	7,165,154
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		157,420	7,222,430
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		100,000	4,383,000
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.23%, 1/15/47 (b)		48,209	2,749,395
Series 2015-C28, Class XA, 1.35%, 10/15/48 (b)		66,856	4,853,851
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.37%, 11/15/46 (b)		57,227	3,798,944
Series 2015-C23, Class A2, 2.98%, 7/15/50		25,100	26,088,187
TAURUS PLC, Series 2013-GMF1, Class DAC, 1.15%, 5/21/24	EUR	142,000	1,269,373
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.88%, 5/10/63 (a)(b)	USD	55,824	3,789,642
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.81%, 5/25/36 (a)(b)		1,523	14,852
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.34%, 8/15/45 (a)(b)		31,608	2,811,849
Series 2014-C24, Class XA, 1.13%, 11/15/47 (b)		70,703	4,553,637

			89,110,943
Total Non-Agency Mortgage-Backed Securities — 14.7%			747,514,054

Taxable Municipal Bonds
Iowa Finance Authority RB, 5.00%, 12/01/19		7,990	8,431,128
State of California GO, 3.95%, 11/01/15		2,375	2,382,173
Total Taxable Municipal Bonds — 0.2%			10,813,301

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.3%
Fannie Mae:
Series 1997-20, Class FB, 0.70%, 3/25/27 (b)		314	309,577
Series 2002-T6, Class A1, 3.31%, 2/25/32		167	169,756
Series 2011-48, Class MG, 4.00%, 6/25/26 (c)		4,984	5,334,113
Series 2011-84, Class MG, 4.00%, 9/25/26 (c)		6,160	6,571,087
Series 2014-C02, Class 1M1, 1.15%, 5/25/24 (b)		4,648	4,604,773
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		181	198,944
Series 2014-DN4, Class M1, 1.59%, 10/25/24 (b)		1,967	1,967,642
Series 2577, Class UC, 5.00%, 2/15/18		126	129,481

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	67

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 3710, Class MG, 4.00%, 8/15/25 (c)	USD	2,870	$3,082,878
Series 3959, Class MA, 4.50%, 11/15/41		6,404	7,011,115
Series 3986, Class M, 4.50%, 9/15/41		6,554	7,101,249
Series 4390, Class CA, 3.50%, 6/15/50		14,642	15,436,400
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42		13,264	13,875,849

			65,792,864
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae:
Series 2012-M9, Class X1, 4.20%, 12/25/17 (b)		61,633	4,024,985
Series 2013-M4, Class X1, 4.08%, 2/25/18 (b)		26,723	1,814,909
Series 2013-M5, Class X2, 2.45%, 1/25/22 (b)		30,582	3,086,431
Freddie Mac:
Series K044, Class X1, 0.88%, 1/25/25		55,038	3,176,514
Series K710, Class X1, 1.90%, 5/25/19 (b)		45,504	2,473,210
Series K718, Class X1, 0.65%, 1/25/22		65,937	2,360,284
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		39,713	2,626,675

			19,563,008
Mortgage-Backed Securities — 7.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/30 (e)		36,270	36,965,630
3.00%, 10/01/30 (e)		129,835	135,150,934
3.16%, 6/01/45 (b)		29,743	30,878,685
3.50%, 10/01/30 (e)		107,875	113,942,969
3.63%, 9/01/42 (b)		17,805	18,809,219
4.00%, 10/01/30 (e)		21,255	22,244,688
4.50%, 10/01/30 (e)		10,490	10,869,443
5.00%, 4/01/21		3	3,078
5.50%, 6/01/20-10/01/21		1,134	1,225,992
6.00%, 2/01/17		4	3,680
6.50%, 4/01/21		214	227,568
7.00%, 12/01/15-11/01/17		45	46,072
7.50%, 12/01/15-8/01/16		10	10,096

			370,378,054
Total U.S. Government Sponsored Agency Securities — 8.9%			455,733,926

U.S. Treasury Obligations
U.S. Treasury Notes:
0.88%, 9/15/16-7/15/18		239,880	240,857,727
0.38%, 10/31/16		300,000	299,933,700
0.63%, 11/15/16		250,000	250,563,250
1.00%, 5/15/18-9/15/18 (f)		328,730	329,831,425
Total U.S. Treasury Obligations — 22.0%			1,121,186,102
Total Long-Term Investments (Cost — $5,309,540,937) — 103.5%			5,280,005,288

Short-Term Securities		Par (000)	Value
Foreign Agency Obligations — 1.2%
Japan Treasury Discount Bill, (0.03)%, 12/21/15 (g)	JPY	7,180,000	$59,853,543

Money Market Funds — 0.0%		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(h)		1,377,592	1,377,592

Repurchase Agreements		Par (000)
Barclays Capital, Inc., 0.70% (b), Open	USD	69,000	69,000,000

(Purchased on 3/19/15 to be repurchased at $69,357,428, collateralized by various Commercial Mortgage-Backed and Asset-Backed Securities, 0.28% to 8.27% due from 2/25/21 to 8/12/50, aggregate original par and fair value of $583,778,433 and $79,350,000, respectively)

Merrill Lynch Pierce Fenner & Smith, Inc., 0.85% (b), Open		135,000	135,000,000

(Purchased on 3/02/15 to be repurchased at $135,743,166, collateralized by various Commercial Mortgage-Backed and Asset-Backed Securities, 3.50% to 5.19% due from 11/25/24 to 5/25/45, aggregate original par and fair value of $162,226,460 and $162,000,001, respectively)

Mizuho Securities USA, Inc., 1.43% (b), Open		50,000	50,000,000

(Purchased on 8/14/15 to be repurchased at $50,089,434, collateralized by various U.S. Treasury Bills and U.S. Treasury Notes, 0.00% to 5.13% due from 3/03/16 to 6/30/16, aggregate original par and fair value of $50,668,800 and $51,000,081, respectively)

Total Repurchase Agreements (Cost — $254,000,000) — 5.0%			254,000,000
Total Short-Term Securities (Cost — $315,237,351) — 6.2%			315,231,135

Options Purchased
(Cost — $3,540,270) — 0.0%			150,075
Total Investments Before TBA Sale Commitments and Options Written (Cost — $5,628,318,558) — 109.7%			5,595,386,498

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

TBA Sale Commitments (e)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/30	USD	6,400	$(6,524,600)
3.00%, 10/01/30		29,700	(30,927,441)
Total TBA Sale Commitments
(Proceeds — $37,389,760) — (0.7)%			(37,452,041)

Options Written	Value
(Premiums Received — $ 2,997,064) — (0.0)%	$(57,655)
Total Investments Net of TBA Sale Commitments and Options Written — 109.0%	5,557,876,802
Liabilities in Excess of Other Assets — (9.0)%	(457,013,951)

Net Assets — 100.0%	$5,100,862,851

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2014	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at September 30, 2015	Value at September 30, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	22,298,794	—	(20,921,202)[1]	1,377,592	$1,377,592	$89,145	$4,475
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$39,806	—	—	$39,806	$39,203	$595	—
iShares 1-3 Year Credit Bond ETF	—	50,000	—	50,000	$5,256,500	—	—

[1] Represents	net shares sold.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC	$10,078,542	$50,204
Deutsche Bank Securities, Inc.	$20,863,006	$126,781
Goldman Sachs & Co.	$27,512,383	$64,360
J.P. Morgan Securities LLC	$59,673,116	$202,269
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$113,942,969	$269,688
Morgan Stanley & Co. LLC	$(10,500)	$(250)
Wells Fargo Securities, LLC	$49,662,107	$218,359

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
J.P. Morgan Securities LLC	0.26%	9/30/15	10/01/15	$5,006,250	$5,006,286

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	69

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(40)	Euro Dollar Futures	December 2015	USD	9,958,500	$(6,500)
(34)	Euro-Bobl	December 2015	USD	4,901,702	(15,577)
(3)	U.S. Treasury Bonds (30 Year)	December 2015	USD	472,031	(1,071)
(1,107)	U.S. Treasury Notes (10 Year)	December 2015	USD	142,508,953	(1,450,943)
5,351	U.S. Treasury Notes (2 Year)	December 2015	USD	1,172,036,219	791,463
(1,732)	U.S. Treasury Notes (5 Year)	December 2015	USD	208,733,062	(712,500)
(11)	U.S. Ultra Treasury Bonds	December 2015	USD	1,764,469	(24,618)
(20)	Euro Dollar Futures	December 2016	USD	4,952,750	(11,000)
(41)	Euro Dollar Futures	September 2017	USD	10,114,700	(44,075)
Total					$(1,474,821)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	925,830,837	USD	298,667	Credit Suisse International	10/01/15	$1,132
COP	1,852,031,990	USD	597,333	Goldman Sachs International	10/01/15	2,385
EUR	493,000	USD	548,591	Goldman Sachs International	10/01/15	2,299
USD	299,000	COP	894,787,400	Credit Suisse International	10/01/15	9,253
USD	597,000	COP	1,862,168,370	Credit Suisse International	10/01/15	(6,000)
BRL	2,270,987	USD	598,929	BNP Paribas S.A.	10/02/15	(26,506)
BRL	4,251,338	USD	1,095,000	BNP Paribas S.A.	10/02/15	(23,413)
BRL	766,500	USD	200,000	Goldman Sachs International	10/02/15	(6,797)
BRL	1,969,720	USD	519,071	Goldman Sachs International	10/02/15	(22,586)
BRL	2,106,970	USD	545,000	Goldman Sachs International	10/02/15	(13,919)
BRL	3,170,021	USD	821,000	Goldman Sachs International	10/02/15	(21,968)
BRL	2,676,100	USD	700,000	JPMorgan Chase Bank N.A.	10/02/15	(25,465)
BRL	2,892,364	USD	749,900	Morgan Stanley & Co. International PLC	10/02/15	(20,854)
BRL	1,528,000	USD	400,000	Royal Bank of Scotland PLC	10/02/15	(14,854)
BRL	1,528,600	USD	400,000	Royal Bank of Scotland PLC	10/02/15	(14,703)
BRL	3,086,664	USD	798,000	UBS AG	10/02/15	(19,979)
MXN	8,433,381	USD	498,000	Deutsche Bank AG	10/02/15	785
MXN	10,245,852	USD	597,600	Deutsche Bank AG	10/02/15	8,382
MXN	51,074,183	USD	2,988,000	Deutsche Bank AG	10/02/15	32,737
MXN	8,420,333	USD	498,000	JPMorgan Chase Bank N.A.	10/02/15	13
MXN	8,367,944	USD	498,000	UBS AG	10/02/15	(3,085)
USD	150,500	BRL	555,569	BNP Paribas S.A.	10/02/15	10,464
USD	399,500	BRL	1,442,994	Deutsche Bank AG	10/02/15	35,781
USD	399,500	BRL	1,441,396	Goldman Sachs International	10/02/15	36,183
USD	498,000	BRL	1,830,150	Goldman Sachs International	10/02/15	36,694
USD	599,250	BRL	2,291,712	Goldman Sachs International	10/02/15	21,604
USD	2,988,000	BRL	10,947,733	Goldman Sachs International	10/02/15	228,526
USD	298,800	BRL	1,095,251	Morgan Stanley & Co. International PLC	10/02/15	22,732
USD	398,000	BRL	1,499,863	Morgan Stanley & Co. International PLC	10/02/15	19,946

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	597,600	BRL	2,197,734	Morgan Stanley & Co. International PLC	10/02/15	$43,642
USD	199,750	BRL	761,547	UBS AG	10/02/15	7,795
USD	298,000	BRL	1,148,641	UBS AG	10/02/15	8,475
USD	698,000	MXN	11,764,092	Bank of America N.A.	10/02/15	2,223
USD	479,600	MXN	7,883,647	Goldman Sachs International	10/02/15	13,329
USD	594,000	MXN	9,949,144	JPMorgan Chase Bank N.A.	10/02/15	5,567
USD	800,000	MXN	13,467,200	JPMorgan Chase Bank N.A.	10/02/15	3,494
USD	498,000	MXN	8,393,251	Morgan Stanley & Co. International PLC	10/02/15	1,589
USD	595,000	MXN	9,998,023	Morgan Stanley & Co. International PLC	10/02/15	3,676
USD	595,000	MXN	9,759,488	UBS AG	10/02/15	17,784
USD	820,000	MXN	13,769,538	UBS AG	10/02/15	5,613
USD	626,000	ZAR	8,613,923	BNP Paribas S.A.	10/06/15	5,098
USD	626,000	ZAR	8,624,590	BNP Paribas S.A.	10/06/15	4,329
ZAR	5,204,707	USD	375,600	BNP Paribas S.A.	10/06/15	(438)
ZAR	10,309,559	USD	750,000	Citibank N.A.	10/06/15	(6,874)
ZAR	1,745,736	USD	126,400	Credit Suisse International	10/06/15	(565)
MYR	1,271,775	USD	298,000	JPMorgan Chase Bank N.A.	10/08/15	(8,847)
USD	298,000	MYR	1,276,930	Deutsche Bank AG	10/08/15	7,674
CLP	274,293,640	USD	398,000	Credit Suisse International	10/13/15	(4,407)
COP	625,415,210	USD	199,000	Credit Suisse International	10/13/15	3,231
COP	298,508,000	USD	98,000	Royal Bank of Scotland PLC	10/13/15	(1,476)
USD	398,000	CLP	269,687,586	BNP Paribas S.A.	10/13/15	11,017
USD	99,000	COP	302,607,360	Credit Suisse International	10/13/15	1,150
USD	198,000	COP	593,544,600	Credit Suisse International	10/13/15	6,074
MXN	15,065,850	USD	900,000	Morgan Stanley & Co. International PLC	10/14/15	(9,877)
MXN	32,132,376	USD	1,910,200	Morgan Stanley & Co. International PLC	10/14/15	(11,749)
USD	395,200	MXN	6,757,406	Goldman Sachs International	10/14/15	(4,042)
USD	400,000	MXN	6,742,480	Goldman Sachs International	10/14/15	1,639
USD	505,000	MXN	8,384,444	Goldman Sachs International	10/14/15	9,629
USD	404,000	MXN	6,679,978	UBS AG	10/14/15	9,332
USD	500,000	MXN	8,381,360	UBS AG	10/14/15	4,811
USD	606,000	MXN	10,216,621	UBS AG	10/14/15	2,380
USD	395,000	ZAR	5,538,670	BNP Paribas S.A.	10/14/15	(3,669)
USD	395,000	ZAR	5,564,207	Citibank N.A.	10/14/15	(5,507)
ZAR	2,726,922	USD	195,000	Citibank N.A.	10/14/15	1,282
ZAR	8,275,082	USD	595,000	Morgan Stanley & Co. International PLC	10/14/15	634
MXN	10,406,232	USD	606,000	Bank of America N.A.	10/15/15	8,769
MXN	5,004,325	USD	295,000	Goldman Sachs International	10/15/15	641
MXN	5,130,890	USD	303,000	Goldman Sachs International	10/15/15	118
MXN	6,838,912	USD	404,000	Goldman Sachs International	10/15/15	23
MXN	1,499,714	USD	88,000	JPMorgan Chase Bank N.A.	10/15/15	599
MXN	10,262,610	USD	606,000	UBS AG	10/15/15	285
MYR	1,508,043	USD	349,000	JPMorgan Chase Bank N.A.	10/15/15	(6,300)
USD	586,000	MXN	10,032,824	Barclays Bank PLC	10/15/15	(6,710)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	71

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	303,000	MXN	5,230,689	Deutsche Bank AG	10/15/15	$(6,014)
USD	390,000	MXN	6,647,581	Goldman Sachs International	10/15/15	(2,719)
USD	303,000	MXN	5,229,661	JPMorgan Chase Bank N.A.	10/15/15	(5,953)
USD	606,000	MXN	10,019,301	UBS AG	10/15/15	14,089
COP	710,052,000	USD	237,000	Deutsche Bank AG	10/19/15	(7,564)
TRY	1,821,718	USD	596,600	Credit Suisse International	10/19/15	1,745
TRY	1,812,370	USD	595,000	Deutsche Bank AG	10/19/15	274
TRY	1,508,810	USD	495,000	JPMorgan Chase Bank N.A.	10/19/15	570
USD	237,000	COP	724,750,740	Credit Suisse International	10/19/15	2,814
USD	297,600	TRY	911,162	BNP Paribas S.A.	10/19/15	(1,672)
USD	397,000	TRY	1,227,000	BNP Paribas S.A.	10/19/15	(6,009)
USD	496,000	TRY	1,497,746	BNP Paribas S.A.	10/19/15	4,064
USD	496,000	TRY	1,515,846	Deutsche Bank AG	10/19/15	(1,881)
EUR	926,000	USD	1,017,674	Goldman Sachs International	10/20/15	17,356
EUR	1,700,000	USD	1,907,748	Royal Bank of Scotland PLC	10/20/15	(7,584)
EUR	9,600,000	USD	10,572,685	Royal Bank of Scotland PLC	10/20/15	157,648
USD	24,734,518	AUD	33,087,000	UBS AG	10/20/15	1,536,755
USD	71,803,286	EUR	65,058,064	UBS AG	10/20/15	(914,913)
USD	34,735,349	GBP	22,326,000	HSBC Bank PLC	10/20/15	965,053
USD	1,491,565	MXN	25,138,095	Goldman Sachs International	10/20/15	7,128
CLP	203,771,025	USD	298,500	BNP Paribas S.A.	10/21/15	(6,325)
IDR	8,578,080,000	USD	592,000	BNP Paribas S.A.	10/21/15	(11,321)
USD	298,500	CLP	201,887,490	BNP Paribas S.A.	10/21/15	9,026
USD	296,000	IDR	4,367,480,000	Morgan Stanley & Co. International PLC	10/21/15	351
EUR	592,000	USD	661,519	UBS AG	10/22/15	205
USD	672,482	EUR	592,000	Goldman Sachs International	10/22/15	10,759
USD	197,911	KRW	233,726,989	JPMorgan Chase Bank N.A.	10/23/15	895
CLP	550,493,856	USD	792,000	BNP Paribas S.A.	10/26/15	(3,055)
USD	396,000	CLP	281,684,700	BNP Paribas S.A.	10/26/15	(7,699)
USD	396,000	CLP	278,681,040	Credit Suisse International	10/26/15	(3,394)
USD	495,000	KRW	592,020,000	Standard Chartered Bank	10/26/15	(3,976)
USD	472,000	MYR	2,039,890	Deutsche Bank AG	10/26/15	8,803
USD	500,000	ZAR	6,877,500	BNP Paribas S.A.	10/28/15	6,185
USD	500,800	ZAR	6,975,223	Credit Suisse International	10/28/15	(31)
USD	631,000	ZAR	8,690,132	JPMorgan Chase Bank N.A.	10/28/15	7,036
ZAR	6,803,840	USD	500,000	BNP Paribas S.A.	10/28/15	(11,474)
ZAR	10,365,000	USD	750,000	BNP Paribas S.A.	10/28/15	(5,778)
ZAR	5,292,893	USD	381,800	Credit Suisse International	10/28/15	(1,762)
IDR	4,410,400,000	USD	296,000	BNP Paribas S.A.	10/29/15	1,615
JPY	70,048,975	USD	586,000	Credit Suisse International	10/29/15	(1,880)
USD	586,000	JPY	70,877,286	Royal Bank of Scotland PLC	10/29/15	(5,028)
EUR	534,000	USD	582,986	State Street Bank and Trust Co.	11/02/15	14,009
USD	7,952,331	EUR	6,962,000	Deutsche Bank AG	11/02/15	169,043
USD	3,742,821	EUR	3,321,025	Goldman Sachs International	11/16/15	29,163
RUB	3,444,368	USD	50,356	HSBC Bank PLC	12/09/15	1,150
RUB	3,402,000	USD	48,538	Morgan Stanley & Co. International PLC	12/09/15	2,335

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	103,557	RUB	7,135,620	Deutsche Bank AG	12/09/15	$(3,148)
USD	58,909,939	JPY	7,081,645,000	Morgan Stanley & Co. International PLC	12/21/15	(218,044)
Total						$2,101,075

Exchange-Traded Options Purchased
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	USD	98.63	4,011	$100,275
Euro Dollar 90-Day	Put	6/13/16	USD	97.88	4,011	25,069
Total						$125,344

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank PLC	10/09/15	JPY	121.50	USD	1,464	$2,803

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	3,145,030	$21,928

Exchange-Traded Options Written
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	USD	98.25	8,022	$(50,138)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	3,145,030	$(7,517)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	6/20/20	USD 51,579	$478,176
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	USD 50,000	221,200
Total				$699,376

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	73

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	6-month EURIBOR	7/04/19	EUR	120,000	$1,457,212
0.45%[2]	6-month EURIBOR	7/04/19	EUR	120,000	(1,386,362)
1.78%[2]	3-month LIBOR	7/14/20	USD	3,800	(87,802)
2.26%[2]	3-month LIBOR	8/20/25	USD	1,498	(38,806)
2.26%[2]	3-month LIBOR	8/20/25	USD	375	(9,772)
2.13%[1]	3-month LIBOR	8/25/25	USD	650	8,863
2.24%[2]	3-month LIBOR	9/10/25	USD	500	(11,371)
2.27%[2]	3-month LIBOR	9/11/25	USD	495	(12,699)
Total					$(80,737)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,967	$128,067	$106,832	$21,235
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	122,923	87,336	35,587
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	122,976	88,227	34,749
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	1,800	288,850	197,708	91,142
Genworth Holdings, Inc.	1.00%	Goldman Sachs Bank USA	6/20/20	USD	3,360	539,280	348,596	190,684
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	880	141,240	98,620	42,620
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	2,086	68,364	17,345	51,019
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	2,086	76,698	26,103	50,595
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	195	12,789	12,937	(148)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	300	19,669	17,903	1,766
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	197	12,920	13,241	(321)
CDX.EM Series 24 Version 1	1.00%	Citibank N.A.	12/20/20	USD	25,000	3,371,940	3,374,239	(2,299)
CDX.EM Series 24 Version 1	1.00%	Citibank N.A.	12/20/20	USD	19,180	2,586,952	2,328,838	258,114
CDX.EM Series 24 Version 1	1.00%	Citibank N.A.	12/20/20	USD	16,820	2,268,641	2,000,303	268,338
Federative Republic of Brazil	1.00%	Citibank N.A.	12/20/20	USD	16,930	3,105,192	2,876,913	228,279
Federative Republic of Brazil	1.00%	Citibank N.A.	12/20/20	USD	16,930	3,105,192	2,876,913	228,279
Federative Republic of Brazil	1.00%	Citibank N.A.	12/20/20	USD	16,920	3,103,359	2,843,041	260,318
Federative Republic of Brazil	1.00%	Citibank N.A.	12/20/20	USD	16,220	2,974,969	2,694,471	280,498
Total						$22,050,021	$20,009,566	$2,040,455

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	2,086	$(68,365)	$(20,106)	$(48,259)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	2,086	(76,698)	(22,740)	(53,958)
United Mexican States	1.00%	Barclays Bank PLC	12/20/20	BBB+	USD	613	(24,955)	(17,089)	(7,866)
United Mexican States	1.00%	Barclays Bank PLC	12/20/20	BBB+	USD	490	(19,947)	(13,660)	(6,287)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	2,089	(85,042)	(35,041)	(50,001)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	2,088	(85,001)	(48,691)	(36,310)

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
United Mexican States	1.00%	BNP Paribas S.A.	12/20/20	BBB+	USD	1,096	$(44,626)	$(20,972)	$(23,654)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	1,044	(42,501)	(18,485)	(24,016)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	1,044	(42,501)	(18,485)	(24,016)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	1,044	(42,500)	(17,424)	(25,076)
Total							$(532,136)	$(232,693)	$(299,443)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
14.71%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	7/01/16	BRL	11,049	$(7,771)	$(94)	$(7,677)
15.00%[1]	1-day BZDIOVER	Goldman Sachs Bank USA	N/A	7/01/16	BRL	11,558	(3,103)	(135)	(2,968)
13.61%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/17	BRL	7,916	(43,820)	58	(43,878)
14.93%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	16,322	(20,496)	(180)	(20,316)
13.93%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/17	BRL	6,666	(28,151)	37	(28,188)
14.15%[1]	1-day BZDIOVER	Morgan Stanley Capital Services LLC	N/A	1/02/17	BRL	2,981	(10,279)	(2)	(10,277)
2.25%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	7/10/17	CNY	60,302	(16,196)	256	(16,452)
4.41%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/25/17	MXN	44,547	4,301	(233)	4,534
7.52%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	8/25/16[2]	8/25/17	ZAR	85,225	(797)	—	(797)
7.59%[1]	3-month JIBAR	Morgan Stanley Capital Services LLC	8/26/16[2]	8/26/17	ZAR	45,180	1,514	—	1,514
7.50%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	8/28/16[2]	8/28/17	ZAR	56,820	(1,722)	—	(1,722)
7.45%[1]	3-month JIBAR	Bank of America N.A.	8/29/16[2]	8/29/17	ZAR	85,225	(5,136)	—	(5,136)
7.59%[1]	3-month JIBAR	Citibank N.A.	9/05/16[2]	9/05/17	ZAR	33,540	593	—	593
1.87%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/24/20	KRW	2,246,190	19,729	(33)	19,762
1.84%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/24/20	KRW	1,465,680	11,383	(19)	11,402
1.91%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	N/A	8/07/20	KRW	458,155	4,817	(8)	4,825
1.91%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	N/A	8/07/20	KRW	1,211,702	12,715	(23)	12,738
4.55%[3]	3-month Malaysia Bumiputra	Citibank N.A.	N/A	9/11/20	MYR	4,385	1,700	68	1,632
4.34%[3]	3-month Malaysia Bumiputra	Bank of America N.A.	N/A	9/18/20	MYR	4,380	11,473	69	11,404
4.51%[3]	3-month Malaysia Bumiputra	Barclays Bank PLC	N/A	9/23/20	MYR	5,194	4,501	126	4,375

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	75

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.51%[3]	3-month Malaysia Bumiputra	Citibank N.A.	N/A	9/23/20	MYR	3,571	$3,094	$86	$3,008
4.77%[3]	3-month Malaysia Bumiputra	Citibank N.A.	N/A	9/29/20	MYR	4,385	(6,974)	55	(7,029)
2.25%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/09/25	KRW	1,388,265	40,319	(20)	40,339
2.26%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/09/25	KRW	558,790	16,609	(8)	16,617
2.27%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/10/25	KRW	569,749	17,193	(25)	17,218
2.29%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/13/25	KRW	284,874	8,945	(4)	8,949
2.28%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	7/14/25	KRW	284,874	8,719	(4)	8,723
2.29%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	N/A	7/15/25	KRW	647,597	20,564	(10)	20,574
6.33%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	7/16/25	MXN	20,563	(2,147)	(105)	(2,042)
6.35%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/16/25	MXN	9,508	978	(49)	1,027
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	10,282	(1,719)	(52)	(1,667)
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	20,635	(3,909)	(105)	(3,804)
6.32%[1]	28-day MXIBTIIE	Goldman Sachs Bank USA	N/A	8/06/25	MXN	30,867	(5,371)	(155)	(5,216)
6.31%[3]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	10,120	2,579	49	2,530
6.31%[3]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	10,120	2,579	49	2,530
6.31%[3]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	37,565	10,047	183	9,864
6.44%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	8/27/25	MXN	10,450	3,701	(52)	3,753
6.47%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	8/28/25	MXN	10,450	5,056	(52)	5,108
Total							$55,518	$(332)	$55,850

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Forward swap.
[3]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended September 30, 2015

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	—	—	—	—	—
Options written	83	3,202,518	$53,227	8,022	$2,995,335
Options expired	(41)	(28,744)	(27,320)	—
Options closed	(42)	(28,744)	(24,178)	—	—

Outstanding options, end of year	—	3,145,030	$1,729	8,022	$2,995,335

[1]	Amount shown is in the currency in which the transaction was denominated.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$791,463	—	$791,463
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,628,889	—	—	3,628,889
Options purchased	Investments at value — unaffiliated[2] Unrealized appreciation on OTC swaps;	—	—	—	2,803	147,272	—	150,075
Swaps — OTC	Swap premiums paid	—	$22,052,789	—	—	214,055	—	22,266,844
Swaps — centrally cleared	Net unrealized appreciation[1]	—	699,376	—	—	1,466,075	—	2,165,451
Total		—	$22,752,165	—	$3,631,692	$2,618,865	—	$29,002,722

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,266,284	—	$2,266,284
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,527,814		—	1,527,814
Options written	Options written at value Unrealized depreciation on OTC swaps;	—	—	—	—	57,655	—	57,655
Swaps — OTC	Swap premiums received	—	$534,904	—	—	158,537	—	693,441
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,546,812	—	1,546,812
Total		—	$534,904	—	$1,527,814	$4,029,288	—	$6,092,006

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(15,040,428)	—	$(15,040,428)
Foreign currency transactions	—	—	—	$45,986,799	—	—	45,986,799
Options purchased[1]	—	—	—	(116,408)	(571,272)	—	(687,680)
Options written	—	—	—	—	34,133	—	34,133
Swaps	—	$(6,403,588)	—	—	(2,127,183)	—	(8,530,771)

Total	—	$(6,403,588)	—	$45,870,391	$(17,704,750)	—	$21,762,053

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(2,099,484)	—	$(2,099,484)
Foreign currency translations	—	—	—	$(13,689,974)	—	—	(13,689,974)
Options purchased[2]	—	—	—	(6,567)	(3,383,628)	—	(3,390,195)
Options written	—	—	—	—	2,939,409	—	2,939,409
Swaps	—	$2,440,388	—	—	489,754	—	2,930,142

Total	—	$2,440,388	—	$(13,696,541)	$(2,053,949)	—	$(13,310,102)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$1,482,511,455
Average notional value of contracts — short	$719,956,165
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$480,595,147
Average amounts sold — in USD	$265,456,954
Options:
Average value of option contracts purchased	$714,655
Average value of option contracts written	$504,258
Average notional value of swaption contracts purchased	$1,368,220
Average notional value of swaption contracts written	$2,282,614
Credit default swaps:
Average notional value — buy protection	$149,697,000
Average notional value — sell protection	$8,358,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	77

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Interest rate swaps:
Average notional value — pays fixed rate	$139,950,181
Average notional value — receives fixed rate	$215,147,886

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$175,554		$335,197
Forward foreign currency exchange contracts	3,628,889		1,527,814
Options	150,075	[1]	57,655
Swaps — centrally cleared	—		368,070
Swaps — OTC[2]	22,266,844		693,441

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$26,221,362		$2,982,177
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(300,898)		(753,405)

Total derivative assets and liabilities subject to an MNA	$25,920,464		$2,228,772

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$109,169	$(109,169)	—	—	—
Barclays Bank PLC	22,263	(22,263)	—	—	—
BNP Paribas S.A.	84,708	(84,708)	—	—	—
Citibank N.A.	20,851,183	(23,513)	—	$(6,300,000)	$14,527,670
Credit Suisse International	399,365	(18,039)	—	(381,326)	—
Deutsche Bank AG	295,454	(33,895)	—	—	261,559
Goldman Sachs Bank USA	539,280	(8,474)	—	(530,806)	—
Goldman Sachs International	417,476	(72,031)	—	—	345,445
HSBC Bank PLC	969,006	—	$(703,449)	—	265,557
JPMorgan Chase Bank N.A.	227,815	(227,815)	—	—	—
Morgan Stanley & Co. International PLC	94,905	(94,905)	—	—	—
Morgan Stanley Capital Services LLC	7,649	(7,649)	—	—	—
Royal Bank of Scotland PLC	157,648	(43,645)	—	—	114,003
State Street Bank and Trust Co.	14,009	—	—	—	14,009
UBS AG	1,730,534	(938,090)	—	—	792,444

Total	$25,920,464	$(1,684,196)	$(703,449)	$(7,212,132)	$16,320,687

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$136,211	$(109,169)	—	—	$27,042
Barclays Bank PLC	51,768	(22,263)	—	—	29,505
BNP Paribas S.A.	322,349	(84,708)	—	$(237,641)	—
Citibank N.A.	23,513	(23,513)	—	—	—
Credit Suisse International	18,039	(18,039)	—	—	—
Deutsche Bank AG	33,895	(33,895)	—	—	—
Goldman Sachs Bank USA	8,474	(8,474)	—	—	—
Goldman Sachs International	72,031	(72,031)	—	—	—
JPMorgan Chase Bank N.A.	301,968	(227,815)	—	—	74,153
Morgan Stanley & Co. International PLC	260,524	(94,905)	—	—	165,619
Morgan Stanley Capital Services LLC	14,289	(7,649)	—	—	6,640
Royal Bank of Scotland PLC	43,645	(43,645)	—	—	—
Standard Chartered Bank	3,976	—	—	—	3,976
UBS AG	938,090	(938,090)	—	—	—

Total	$2,228,772	$(1,684,196)	—	$(237,641)	$306,935

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received to the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,193,749,902	$41,925,970	$1,235,675,872
Capital Trusts	—	24,951,800	—	24,951,800
Corporate Bonds	—	1,545,176,887	—	1,545,176,887
Floating Rate Loan Interests	—	17,418,331	601,600	18,019,931
Foreign Government Obligations	—	115,676,915	—	115,676,915
Investment Companies	$5,256,500	—	—	5,256,500
Non-Agency Mortgage-Backed Securities	—	744,609,220	2,904,834	747,514,054
Taxable Municipal Bonds	—	10,813,301	—	10,813,301
U.S. Government Sponsored Agency Securities	—	455,733,926	—	455,733,926
U.S. Treasury Obligations	—	1,121,186,102	—	1,121,186,102
Short-Term Securities:
Foreign Agency Obligations	—	59,853,543	—	59,853,543
Money Market Funds	1,377,592	—	—	1,377,592
Repurchase Agreements	—	254,000,000	—	254,000,000
Options Purchased:
Foreign Currency Exchange Contracts	—	2,803	—	2,803
Interest Rate Contracts	125,344	21,928	—	147,272
Liabilities:
Investments:
TBA Sale Commitments	—	(37,452,041)	—	(37,452,041)

Total	$6,759,436	$5,505,742,617	$45,432,404	$5,557,934,457

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$2,742,599	—	$2,742,599
Foreign currency exchange contracts	—	3,628,889	—	3,628,889
Interest rate contracts	$791,463	1,679,094	—	2,470,557
Liabilities:
Credit contracts	—	(302,211)	—	(302,211)
Foreign currency exchange contracts	—	(1,527,814)	—	(1,527,814)
Interest rate contracts	(2,316,422)	(1,711,498)	—	(4,027,920)

Total	$(1,524,959)	$4,509,059	—	$2,984,100

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	79

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$346,190	—	—	$346,190
Foreign currency at value	9,721,651	—	—	9,721,651
Cash pledged as collateral for OTC derivatives	520,000	—	—	520,000
Cash pledged for financial futures contracts	1,397,170	—	—	1,397,170
Cash pledged for centrally cleared swaps	3,022,460	—	—	3,022,460
Liabilities:
Reverse repurchase agreements	—	$(5,006,286)	—	(5,006,286)
Cash received as collateral for OTC derivatives	—	(7,420,000)	—	(7,420,000)
Cash received as collateral for TBA commitments	—	(27,000)	—	(27,000)
Total	$15,007,471	$(12,453,286)	—	$2,554,185

During the year ended September 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2014	$15,949,384	$23,748,130	—	$8,088,077	$47,785,591
Transfers into Level 3	—	—	$632,531	—	632,531
Transfers out of Level 3	(1,138,497)	—	—	(49,449)	(1,187,946)
Accrued discounts/premiums	991	—	460	(2,647)	(1,196)
Net realized gain (loss)	3,202	—	—	22,344	25,546
Net change in unrealized appreciation (depreciation)[1,2]	(78,408)	126,938	(31,391)	(2,155,934)	(2,138,795)
Purchases	38,637,500	—	—	—	38,637,500
Sales	(11,448,202)	(23,875,068)	—	(2,997,557)	(38,320,827)

Closing Balance, as of September 30, 2015	$41,925,970	—	$601,600	$2,904,834	$45,432,404

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015[2]	$(78,408)	—	$(31,391)	$(2,155,715)	$(2,265,514)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Assets and Liabilities

September 30, 2015	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$3,911,338,079	$15,744,175,119	$5,588,713,203
Investments at value — affiliated[3]	—	688,047,309	6,673,295
Cash	1,153,349	—	346,190
Cash pledged:
Collateral — OTC derivatives	1,210,000	50,620,000	520,000
Collateral — reverse repurchase agreements	—	22,000	—
Financial futures contracts	2,074,520	49,219,950	1,397,170
Centrally cleared swaps	1,261,220	16,219,670	3,022,460
Foreign currency at value[4]	1,167,783	38,603,287	9,721,651
Receivables:
Investments sold	370,844,089	197,126,846	60,567,015
TBA sale commitments	582,788,214	—	37,389,760
Capital shares sold	3,816,836	53,807,979	20,816,782
Dividends	—	183,858	—
Dividends — affiliated	3,240	33,128	2,733
Interest	12,968,483	264,704,574	22,595,721
From the Manager	333,489	215,263	154,046
Swap premiums paid	143,083	877,023	20,010,602
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,804,195	20,921,646	3,628,889
OTC swaps	1,149,160	3,331,907	2,256,242
Variation margin receivable on financial futures contracts	245,509	98,003	175,554
Variation margin receivable on centrally cleared swaps	7,874	1,235,623	—
Prepaid expenses	50,596	317,157	93,409
Other assets	70,189	569,616	1,743

Total assets	4,892,429,908	17,130,329,958	5,778,086,465

Liabilities
Bank overdraft	—	1,487,801	—
Cash received:
Collateral — OTC derivatives	600,000	2,400,000	7,420,000
Collateral — TBA commitments	80,000	—	27,000
Options written at value[5]	5,446	—	57,655
TBA sale commitments at value[6]	584,740,712	—	37,452,041
Reverse repurchase agreements	290,001,611	3,095,365	5,006,286
Payables:
Investments purchased	866,718,508	197,296,002	597,737,488
Swaps	77,770	303,177	84,938
Capital shares redeemed	4,011,785	201,225,444	20,306,537
Income dividends	1,439,855	17,000,129	1,238,940
Investment advisory fees	862,243	6,097,770	1,423,423
Officer’s and Trustees’ fees	15,079	68,169	22,515
Other accrued expenses	1,040,382	6,623,287	2,804,784
Other affiliates	231,478	865,595	230,088
Service and distribution fees	188,408	1,261,302	487,397
Swap premiums received	1,576,275	364,577	234,061
Unrealized depreciation on:
Forward foreign currency exchange contracts	739,324	11,341,124	1,527,814
OTC swaps	3,311,896	44,731,045	459,380
Variation margin payable on financial futures contracts	344,638	15,211,176	335,197
Variation margin payable on centrally cleared swaps	—	—	368,070
Commitments	—	— [7]	—

Total liabilities	1,755,985,410	509,371,963	677,223,614

Net Assets	$3,136,444,498	$16,620,957,995	$5,100,862,851

Net Assets Consist of
Paid-in capital	$3,214,785,588	$17,965,406,360	$5,208,708,070
Undistributed net investment income	9,501,593	114,983,270	10,130,299
Accumulated net realized loss	(86,098,552)	(383,569,003)	(90,987,089)
Net unrealized depreciation	(1,744,131)	(1,075,862,632)	(26,988,429)

Net Assets	$3,136,444,498	$16,620,957,995	$5,100,862,851

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$3,905,727,142	$16,806,777,169	$5,621,646,561
[3] Investments at cost — affiliated	—	$692,858,591	$6,671,997
[4] Foreign currency at cost	$1,174,865	$39,575,579	$9,688,713
[5] Premiums received	$1,253	—	$2,997,064
[6] Proceeds from TBA sale commitments	$582,788,214	—	$37,389,760
[7] See Note 4 of the Notes to Financial Statements for details of commitments

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	81

Statements of Assets and Liabilities (continued)

September 30, 2015	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Institutional
Net assets	$1,774,918,687	$10,926,678,343	$2,885,841,215

Shares outstanding[2]	183,842,840	1,472,899,112	298,214,354

Net asset value	$9.65	$7.42	$9.68

Service
Net assets	$46,480,760	$303,043,350	$56,549,582

Shares outstanding[2]	4,813,016	40,839,558	5,846,557

Net asset value	$9.66	$7.42	$9.67

Investor A
Net assets	$474,202,183	$2,797,048,736	$822,299,024

Shares outstanding[2]	49,046,156	377,194,984	85,012,917

Net asset value	$9.67	$7.42	$9.67

Investor A1
Net assets	—	—	$14,742,467

Shares outstanding[2]	—	—	1,522,747

Net asset value	—	—	$9.68

Investor B
Net assets	—	$1,004,334	—

Shares outstanding[2]	—	135,338	—

Net asset value	—	$7.42	—

Investor B1
Net assets	—	$1,957,393	—

Shares outstanding[2]	—	263,959	—

Net asset value	—	$7.42	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor C
Net assets	$109,271,656	$578,934,515	$361,424,153

Shares outstanding[2]	11,350,049	77,957,901	37,379,499

Net asset value	$9.63	$7.43	$9.67

Investor C1
Net assets	—	$61,491,594	—

Shares outstanding[2]	—	8,276,483	—

Net asset value	—	$7.43	—

Investor C2
Net assets	—	—	$6,937,785

Shares outstanding[2]	—	—	717,302

Net asset value	—	—	$9.67

Investor C3
Net assets	—	—	$21,631,307

Shares outstanding[2]	—	—	2,237,079

Net asset value	—	—	$9.67

Class K3
Net assets	$728,521,431	$1,853,499,852	$927,189,872

Shares outstanding[2]	75,242,645	249,730,662	95,895,715

Net asset value	$9.68	$7.42	$9.67

Class R
Net assets	$3,049,781	$97,299,878	$4,247,446

Shares outstanding[2]	315,282	13,119,034	439,171

Net asset value	$9.67	$7.42	$9.67

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

[3]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	83

Statements of Operations

Year Ended September 30, 2015	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$78,079,460	$912,285,679	$104,467,797
Interest — affiliated	—	—	595
Dividends — unaffiliated	229,720	17,063,350	—
Dividends — affiliated	33,823	11,838,102	89,145
Foreign taxes withheld	—	(147,633)	—

Total income	78,343,003	941,039,498	104,557,537

Expenses
Investment advisory	10,665,407	68,118,302	17,457,278
Transfer agent — class specific	3,357,423	16,729,919	4,375,863
Service and distribution — class specific	2,590,243	16,038,281	6,051,957
Administration	1,299,422	6,302,699	2,092,427
Administration — class specific	593,203	2,940,269	956,399
Custodian	362,197	666,262	220,995
Accounting services	347,723	1,294,561	552,175
Registration	180,730	1,356,989	410,685
Professional	178,025	253,281	220,737
Printing	95,050	414,537	150,844
Officer and Trustees	61,926	250,048	90,598
Miscellaneous	104,376	394,679	131,653
Recoupment of past waived fees — class specific	16,942	1,212,497	85,263

Total expenses excluding interest expense and income tax	19,852,667	115,972,324	32,796,874
Interest expense[2]	100,200	287,702	33,947
Income tax	—	387,360	—

Total expenses	19,952,867	116,647,386	32,830,821
Less:
Fees waived by the Manager	(1,241,532)	(351,063)	(1,138,395)
Administration fees waived — class specific	(563,311)	(248,138)	(876,286)
Transfer agent fees waived — class specific	(14,781)	(25,094)	(15,244)
Transfer agent fees reimbursed — class specific	(1,504,472)	(340,305)	(1,221,680)

Total expenses after fees waived and reimbursed	16,628,771	115,682,786	29,579,216

Net investment income	61,714,232	825,356,712	74,978,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	27,749,866	(311,913,555)[3]	(10,474,241)
Investments — affiliated	—	(8,958,934)	4,475
Options written	1,658,646	3,595,114	34,133
Financial futures contracts	(3,740,974)	(7,871,248)	(15,040,428)
Swaps	1,716,197	(228,264)	(8,530,771)
Foreign currency transactions	10,780,794	250,140,418	41,330,963

	38,164,529	(75,236,469)	7,324,131

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,361,078)	(1,182,962,647)	(24,924,422)
Investments — affiliated	—	(633,150)	2,133
Options written	92,480	—	2,939,409
Financial futures contracts	(3,068,702)	20,693,555	(2,099,484)
Swaps	(2,650,512)	(39,748,189)	2,930,142
Foreign currency translations	(4,665,904)	(85,612,607)	(13,437,876)
Unfunded floating loan interests	—	2,389	—

	(23,653,716)	(1,288,260,649)	(34,590,098)

Net realized and unrealized gain (loss)	14,510,813	(1,363,497,118)	(27,265,967)

Net Increase (Decrease) in Net Assets Resulting from Operations	$76,225,045	$(538,140,406)	$47,712,354

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Includes a payment by an affiliate of $2,049 to compensate for investments made in violation of investment guidelines.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
Decrease in Net Assets:	2015	2014

Operations
Net investment income	$61,714,232	$66,841,769
Net realized gain	38,164,529	38,128,786
Net change in unrealized appreciation (depreciation)	(23,653,716)	11,944,715

Net increase in net assets resulting from operations	76,225,045	116,915,270

Distributions to Shareholders From[1]
Net investment income:
Institutional	(39,724,465)	(31,842,990)
Service	(1,969,592)	(5,472,906)
Investor A	(9,886,148)	(13,753,359)
Investor B	(15,510)	(41,557)
Investor C	(1,555,210)	(2,582,190)
Class K2	(16,596,928)	(19,294,107)
Class R	(51,752)	(57,439)

Decrease in net assets resulting from distributions to shareholders	(69,799,605)	(73,044,548)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	313,122,910	(50,529,000)

Net Assets
Total increase (decrease) in net assets	319,548,350	(6,658,278)
Beginning of year	2,816,896,148	2,823,554,426

End of year	$3,136,444,498	$2,816,896,148

Undistributed (distributions in excess of) net investment income, end of year	$9,501,593	$(3,139,244)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	85

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$825,356,712	$733,899,239	$74,978,321	$70,025,366
Net realized gain (loss)	(75,236,469)	258,982,734	7,324,131	(19,949,242)
Net change in unrealized appreciation (depreciation)	(1,288,260,649)	(22,123,572)	(34,590,098)	24,070,765

Net increase (decrease) in net assets resulting from operations	(538,140,406)	970,758,401	47,712,354	74,146,889

Distributions to Shareholders From[2]
Net investment income:
Institutional	(571,808,572)	(400,706,084)	(52,142,164)	(20,204,099)
Service	(18,521,021)	(20,489,897)	(1,032,685)	(4,170,129)
Investor A	(164,495,257)	(218,107,551)	(12,517,576)	(29,593,624)
Investor A1	—	—	(273,110)	(390,493)
Investor B	(80,131)	(152,199)	(6,849)	(21,505)
Investor B1	(159,857)	(332,559)	—	—
Investor B3	—	—	(4,207)	(23,462)
Investor C	(28,431,855)	(26,311,147)	(2,482,730)	(3,440,270)
Investor C1	(3,384,359)	(3,971,623)	—	—
Investor C2	—	—	(98,669)	(147,738)
Investor C3	—	—	(183,347)	(305,302)
Class K3	(111,411,805)	(57,963,180)	(15,219,208)	(8,568,189)
Class R	(4,271,507)	(2,971,143)	(48,711)	(68,283)
Net realized gain:
Institutional	(137,460,906)	(98,651,968)	—	—
Service	(5,143,584)	(5,979,306)	—	—
Investor A	(44,376,973)	(62,354,377)	—	—
Investor B	(33,834)	(56,023)	—	—
Investor B1	(60,653)	(117,684)	—	—
Investor C	(9,405,484)	(8,102,802)	—	—
Investor C1	(1,141,650)	(1,264,888)	—	—
Class K3	(22,217,123)	(14,085,244)
Class R	(1,171,559)	(771,720)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,123,576,130)	(922,389,395)	(84,009,256)	(66,933,094)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,781,194,480	1,604,338,917	1,365,511,729	473,588,334

Net Assets
Total increase in net assets	3,119,477,944	1,652,707,923	1,329,214,827	480,802,129
Beginning of year	13,501,480,051	11,848,772,128	3,771,648,024	3,290,845,895

End of year	$16,620,957,995	$13,501,480,051	$5,100,862,851	$3,771,648,024

Undistributed (distributions in excess of) net investment income, end of year	$114,983,270	$(33,291,112)	$10,130,299	$(3,746,170)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights	BlackRock Core Bond Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$9.45	$9.78	$9.42	$9.58

Net investment income[1]	0.21	0.27	0.24	0.29	0.36
Net realized and unrealized gain (loss)	0.05	0.20	(0.28)	0.39	(0.12)

Net increase (decrease) from investment operations	0.26	0.47	(0.04)	0.68	0.24

Distributions from:[2]
Net investment income	(0.24)	(0.29)	(0.25)	(0.32)	(0.40)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.24)	(0.29)	(0.29)	(0.32)	(0.40)

Net asset value, end of year	$9.65	$9.63	$9.45	$9.78	$9.42

Total Return[3]
Based on net asset value	2.66%	5.05%	(0.47)%	7.36%	2.55%

Ratios to Average Net Assets
Total expenses	0.60%[4]	0.75%[4]	0.75%[4]	0.73%[4]	0.78%

Total expenses after fees waived and/or reimbursed	0.46%	0.57%	0.59%	0.58%	0.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.46%	0.56%	0.56%	0.56%	0.58%

Net investment income	2.15%	2.78%	2.44%	3.03%	3.87%

Supplemental Data
Net assets, end of year (000)	$1,774,919	$1,361,482	$1,307,731	$1,457,783	$1,488,219

Portfolio turnover rate[5]	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.74%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	87

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$9.45	$9.79	$9.43	$9.59

Net investment income[1]	0.18	0.24	0.21	0.26	0.32
Net realized and unrealized gain (loss)	0.05	0.21	(0.29)	0.39	(0.11)

Net increase (decrease) from investment operations	0.23	0.45	(0.08)	0.65	0.21

Distributions from:[2]
Net investment income	(0.20)	(0.27)	(0.22)	(0.29)	(0.37)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.20)	(0.27)	(0.26)	(0.29)	(0.37)

Net asset value, end of year	$9.66	$9.63	$9.45	$9.79	$9.43

Total Return[3]
Based on net asset value	2.44%	4.78%	(0.86)%	7.01%	2.25%

Ratios to Average Net Assets
Total expenses	0.90%	0.95%	1.02%[4]	1.05%	1.03%[4]

Total expenses after fees waived and/or reimbursed	0.80%	0.83%	0.92%	0.91%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80%	0.82%	0.88%	0.89%	0.88%

Net investment income	1.86%	2.54%	2.13%	2.71%	3.50%

Supplemental Data
Net assets, end of year (000)	$46,481	$191,106	$199,772	$238,247	$278,072

Portfolio turnover rate[5]	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 0.98% and 1.02%, respectively.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.46	$9.80	$9.44	$9.60

Net investment income[1]	0.18	0.24	0.20	0.26	0.34
Net realized and unrealized gain (loss)	0.05	0.20	(0.28)	0.39	(0.13)

Net increase (decrease) from investment operations	0.23	0.44	(0.08)	0.65	0.21

Distributions from:[2]
Net investment income	(0.20)	(0.26)	(0.22)	(0.29)	(0.37)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.20)	(0.26)	(0.26)	(0.29)	(0.37)

Net asset value, end of year	$9.67	$9.64	$9.46	$9.80	$9.44

Total Return[3]
Based on net asset value	2.42%	4.72%	(0.89)%	7.01%	2.27%

Ratios to Average Net Assets
Total expenses	0.89%[4]	1.02%[4]	1.03%[4]	1.02%[4]	1.01%

Total expenses after fees waived and/or reimbursed	0.80%	0.90%	0.92%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80%	0.89%	0.89%	0.89%	0.86%

Net investment income	1.82%	2.47%	2.11%	2.69%	3.58%

Supplemental Data
Net assets, end of year (000)	$474,202	$507,915	$566,334	$638,402	$551,875

Portfolio turnover rate[5]	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.01%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	89

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.60	$9.42	$9.76	$9.40	$9.56

Net investment income[1]	0.10	0.17	0.13	0.19	0.27
Net realized and unrealized gain (loss)	0.06	0.20	(0.29)	0.39	(0.13)

Net increase (decrease) from investment operations	0.16	0.37	(0.16)	0.58	0.14

Distributions from:[2]
Net investment income	(0.13)	(0.19)	(0.14)	(0.22)	(0.30)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.13)	(0.19)	(0.18)	(0.22)	(0.30)

Net asset value, end of year	$9.63	$9.60	$9.42	$9.76	$9.40

Total Return[3]
Based on net asset value	1.66%	3.96%	(1.63)%	6.26%	1.50%

Ratios to Average Net Assets
Total expenses	1.62%[4]	1.74%[4]	1.76%	1.74%[4]	1.77%

Total expenses after fees waived and/or reimbursed	1.55%	1.63%	1.66%	1.63%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.55%	1.62%	1.62%	1.61%	1.62%

Net investment income	1.07%	1.75%	1.40%	1.97%	2.85%

Supplemental Data
Net assets, end of year (000)	$109,272	$119,113	$147,042	$206,568	$186,495

Portfolio turnover rate[5]	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.61%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Class K1
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.65	$9.47	$9.81	$9.45	$9.61

Net investment income[2]	0.22	0.28	0.25	0.30	0.38
Net realized and unrealized gain (loss)	0.05	0.20	(0.29)	0.39	(0.13)

Net increase (decrease) from investment operations	0.27	0.48	(0.04)	0.69	0.25

Distributions from:[3]
Net investment income	(0.24)	(0.30)	(0.26)	(0.33)	(0.41)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.24)	(0.30)	(0.30)	(0.33)	(0.41)

Net asset value, end of year	$9.68	$9.65	$9.47	$9.81	$9.45

Total Return[4]
Based on net asset value	2.83%	5.16%	(0.45)%	7.47%	2.69%

Ratios to Average Net Assets
Total expenses	0.47%[5]	0.60%	0.61%	0.60%	0.63%

Total expenses after fees waived and/or reimbursed	0.41%	0.46%	0.48%	0.47%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	0.45%	0.45%	0.45%	0.45%

Net investment income	2.21%	2.91%	2.54%	3.15%	4.04%

Supplemental Data
Net assets, end of year (000)	$728,521	$633,007	$597,618	$643,885	$830,056

Portfolio turnover rate[6]	863%	702%	805%	739%	726%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	91

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.46	$9.81	$9.44	$9.60

Net investment income[1]	0.15	0.21	0.18	0.23	0.31
Net realized and unrealized gain (loss)	0.06	0.20	(0.30)	0.40	(0.13)

Net increase (decrease) from investment operations	0.21	0.41	(0.12)	0.63	0.18

Distributions from:[2]
Net investment income	(0.18)	(0.23)	(0.19)	(0.26)	(0.34)
Return of capital	—	—	(0.04)	—	—

Total distributions	(0.18)	(0.23)	(0.23)	(0.26)	(0.34)

Net asset value, end of year	$9.67	$9.64	$9.46	$9.81	$9.44

Total Return[3]
Based on net asset value	2.17%	4.42%	(1.24)%	6.82%	1.95%

Ratios to Average Net Assets
Total expenses	1.17%	1.32%[4]	1.38%[4]	1.34%[4]	1.38%[4]

Total expenses after fees waived and/or reimbursed	1.05%	1.18%	1.18%	1.19%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.05%	1.17%	1.15%	1.17%	1.17%

Net investment income	1.57%	2.20%	1.82%	2.40%	3.29%

Supplemental Data
Net assets, end of year (000)	$3,050	$2,550	$2,246	$960	$441

Portfolio turnover rate[5]	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.31% and 1.36%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	688%	771%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights	BlackRock High Yield Bond Portfolio

	Institutional
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.40	0.46	0.49	0.49	0.50
Net realized and unrealized gain (loss)	(0.62)	0.17	0.26	0.80	(0.30)[3]

Net increase (decrease) from investment operations	(0.22)	0.63	0.75	1.29	0.20

Distributions from:[4]
Net investment income	(0.44)	(0.46)	(0.52)	(0.49)	(0.53)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.56)	(0.58)	(0.54)	(0.49)	(0.53)

Net asset value, end of year	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(2.82)%	7.88%	9.64%	18.92%	2.35%[6]

Ratios to Average Net Assets
Total expenses	0.59%[7]	0.62%[8]	0.64%	0.65%[8,9]	0.66%[8]

Total expenses after fees waived and/or reimbursed	0.59%[7]	0.62%	0.63%	0.65%[9]	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.58%[7]	0.59%	0.60%	0.63%	0.65%

Net investment income	5.08%[7]	5.51%	6.05%	6.40%[9]	6.53%

Supplemental Data
Net assets, end of year (000)	$10,926,678	$7,898,330	$5,923,843	$3,989,753	$2,017,038

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	93

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.16	$7.94	$7.14	$7.48

Net investment income[2]	0.38	0.43	0.47	0.47	0.48
Net realized and unrealized gain (loss)	(0.62)	0.16	0.26	0.80	(0.32)[3]

Net increase (decrease) from investment operations	(0.24)	0.59	0.73	1.27	0.16

Distributions from:[4]
Net investment income	(0.42)	(0.43)	(0.49)	(0.47)	(0.50)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.54)	(0.55)	(0.51)	(0.47)	(0.50)

Net asset value, end of year	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[5]
Based on net asset value	(3.13)%	7.41%	9.42%	18.52%	1.85%[6]

Ratios to Average Net Assets
Total expenses	0.90%[7]	0.94%[8]	0.95%[8]	0.98%[8,9]	1.06%[8]

Total expenses after fees waived and/or reimbursed	0.90%[7]	0.94%	0.94%	0.98%[9]	1.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.90%[7]	0.91%	0.92%	0.96%	1.01%

Net investment income	4.76%[7]	5.20%	5.73%	6.08%[9]	6.22%

Supplemental Data
Net assets, end of year (000)	$303,043	$346,355	$372,559	$304,707	$195,688

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 0.93%, 0.95% and 1.03%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.38	0.43	0.47	0.47	0.48
Net realized and unrealized gain (loss)	(0.62)	0.17	0.25	0.80	(0.30)[3]

Net increase (decrease) from investment operations	(0.24)	0.60	0.72	1.27	0.18

Distributions from:[4]
Net investment income	(0.42)	(0.43)	(0.49)	(0.47)	(0.51)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.54)	(0.55)	(0.51)	(0.47)	(0.51)

Net asset value, end of year	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(3.11)%	7.53%	9.29%	18.56%	2.02%[6]

Ratios to Average Net Assets
Total expenses	0.93%[7,8]	0.97%[8]	0.98%[8]	1.02%[9]	1.06%[8]

Total expenses after fees waived and/or reimbursed	0.92%[7]	0.95%	0.95%	0.94%[9]	0.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92%[7]	0.92%	0.92%	0.92%	0.98%

Net investment income	4.75%[7]	5.21%	5.74%	6.10%[9]	6.20%

Supplemental Data
Net assets, end of year (000)	$2,797,049	$3,120,217	$3,933,778	$3,437,217	$1,886,322

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2011, the ratio would have been 0.89% and 1.04%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	95

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.16	$7.94	$7.14	$7.47

Net investment income[2]	0.31	0.36	0.40	0.40	0.43
Net realized and unrealized gain (loss)	(0.62)	0.16	0.26	0.81	(0.31)[3]

Net increase (decrease) from investment operations	(0.31)	0.52	0.66	1.21	0.12

Distributions from:[4]
Net investment income	(0.35)	(0.36)	(0.42)	(0.41)	(0.45)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.47)	(0.48)	(0.44)	(0.41)	(0.45)

Net asset value, end of year	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[5]
Based on net asset value	(3.96)%	6.51%	8.51%	17.58%	1.26%[6]

Ratios to Average Net Assets
Total expenses	1.80%[7]	1.80%	1.79%	1.78%[8]	1.75%[9]

Total expenses after fees waived and/or reimbursed	1.80%[7]	1.80%	1.79%	1.78%[8]	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.80%[7]	1.77%	1.76%	1.76%	1.75%

Net investment income	3.87%[7]	4.38%	4.90%	5.31%[8]	5.56%

Supplemental Data
Net assets, end of year (000)	$1,004	$2,489	$4,597	$7,472	$9,577

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[8]	Restated to include income taxes for the consolidated entity.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.73%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.33	0.39	0.42	0.43	0.45
Net realized and unrealized gain (loss)	(0.62)	0.17	0.26	0.80	(0.31)[3]

Net increase (decrease) from investment operations	(0.29)	0.56	0.68	1.23	0.14

Distributions from:[4]
Net investment income	(0.37)	(0.39)	(0.45)	(0.43)	(0.47)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.49)	(0.51)	(0.47)	(0.43)	(0.47)

Net asset value, end of year	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(3.65)%	6.97%	8.74%	17.94%	1.55%[6]

Ratios to Average Net Assets
Total expenses	1.75%[7,8]	1.64%[7]	1.58%[7]	1.58%[7,9]	1.48%

Total expenses after fees waived and/or reimbursed	1.46%[8]	1.49%	1.49%	1.48%[9]	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.46%[8]	1.46%	1.46%	1.46%	1.44%

Net investment income	4.20%[8]	4.67%	5.20%	5.61%[9]	5.88%

Supplemental Data
Net assets, end of year (000)	$1,957	$4,796	$9,009	$20,236	$32,194

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 1.74%, 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	97

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.21	$8.16	$7.95	$7.14	$7.48

Net investment income[2]	0.32	0.37	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.62)	0.17	0.26	0.81	(0.32)[3]

Net increase (decrease) from investment operations	(0.30)	0.54	0.66	1.22	0.11

Distributions from:[4]
Net investment income	(0.36)	(0.37)	(0.43)	(0.41)	(0.45)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.48)	(0.49)	(0.45)	(0.41)	(0.45)

Net asset value, end of year	$7.43	$8.21	$8.16	$7.95	$7.14

Total Return[5]
Based on net asset value	(3.85)%	6.73%	8.45%	17.77%	1.17%[6]

Ratios to Average Net Assets
Total expenses	1.67%[7,8]	1.70%[8]	1.72%[8]	1.75%[8,9]	1.71%[8]

Total expenses after fees waived and/or reimbursed	1.67%[7]	1.70%	1.72%	1.74%[9]	1.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.66%[7]	1.67%	1.69%	1.72%	1.69%

Net investment income	4.00%[7]	4.44%	4.97%	5.31%[9]	5.54%

Supplemental Data
Net assets, end of year (000)	$578,935	$624,573	$535,426	$498,541	$313,266

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.71% and 1.70%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014 and September 30, 2012.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.21	$8.17	$7.95	$7.15	$7.48

Net investment income[2]	0.33	0.39	0.42	0.42	0.44
Net realized and unrealized gain (loss)	(0.62)	0.16	0.27	0.80	(0.31)[3]

Net increase (decrease) from investment operations	(0.29)	0.55	0.69	1.22	0.13

Distributions from:[4]
Net investment income	(0.37)	(0.39)	(0.45)	(0.42)	(0.46)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.49)	(0.51)	(0.47)	(0.42)	(0.46)

Net asset value, end of year	$7.43	$8.21	$8.17	$7.95	$7.15

Total Return[5]
Based on net asset value	(3.68)%	6.78%	8.79%	17.83%	1.49%[6]

Ratios to Average Net Assets
Total expenses	1.49%[7]	1.52%	1.55%[8]	1.59%[8,9]	1.60%

Total expenses after fees waived and/or reimbursed	1.49%[7]	1.52%	1.55%	1.56%[9]	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.49%[7]	1.50%	1.52%	1.54%	1.52%

Net investment income	4.19%[7]	4.63%	5.15%	5.53%[9]	5.77%

Supplemental Data
Net assets, end of year (000)	$61,492	$79,613	$88,458	$100,404	$104,579

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	99

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Class K1
	Year Ended September 30,
	2015[2]	2014[2]	2013[2]	2012[2]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.16	$7.94	$7.14	$7.48

Net investment income[3]	0.41	0.47	0.50	0.50	0.52
Net realized and unrealized gain (loss)	(0.62)	0.16	0.26	0.80	(0.32)[4]

Net increase (decrease) from investment operations	(0.21)	0.63	0.76	1.30	0.20

Distributions from:[5]
Net investment income	(0.45)	(0.47)	(0.52)	(0.50)	(0.54)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.57)	(0.59)	(0.54)	(0.50)	(0.54)

Net asset value, end of year	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[6]
Based on net asset value	(2.76)%	7.82%	9.84%	18.99%	2.29%[7]

Ratios to Average Net Assets
Total expenses	0.53%[8]	0.56%[9]	0.56%[9]	0.60%[9,10]	0.59%[9]

Total expenses after fees waived and/or reimbursed	0.51%[8]	0.55%	0.56%	0.58%[10]	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.51%[8]	0.53%	0.54%	0.56%	0.58%

Net investment income	5.17%[8]	5.59%	6.13%	6.48%[10]	6.69%

Supplemental Data
Net assets, end of year (000)	$1,853,500	$1,352,840	$934,195	$897,435	$694,075

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 0.58% and 0.58%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[10]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Year Ended September 30,
	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$8.20	$8.15	$7.94	$7.13	$7.47

Net investment income[2]	0.35	0.41	0.44	0.44	0.46
Net realized and unrealized gain (loss)	(0.62)	0.17	0.25	0.81	(0.32)[3]

Net increase (decrease) from investment operations	(0.27)	0.58	0.69	1.25	0.14

Distributions from:[4]
Net investment income	(0.39)	(0.41)	(0.46)	(0.44)	(0.48)
Net realized gain	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.51)	(0.53)	(0.48)	(0.44)	(0.48)

Net asset value, end of year	$7.42	$8.20	$8.15	$7.94	$7.13

Total Return[5]
Based on net asset value	(3.43)%	7.19%	8.92%	18.31%	1.57%[6]

Ratios to Average Net Assets
Total expenses	1.23%[7,8]	1.28%	1.31%	1.36%[9]	1.42%

Total expenses after fees waived and/or reimbursed	1.23%[7]	1.27%	1.29%	1.30%[9]	1.28%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.22%[7]	1.24%	1.26%	1.28%	1.28%

Net investment income	4.46%[7]	4.90%	5.41%	5.77%[9]	5.98%

Supplemental Data
Net assets, end of year (000)	$97,300	$72,267	$47,906	$32,159	$19,920

Portfolio turnover rate	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A
[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	101

Financial Highlights	BlackRock Low Duration Bond Portfolio

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.71	$9.83	$9.57	$9.70

Net investment income[1]	0.16	0.22	0.22	0.25	0.29
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.12)	0.26	(0.14)

Net increase from investment operations	0.12	0.24	0.10	0.51	0.15

Distributions from:[2]
Net investment income	(0.18)	(0.21)	(0.21)	(0.25)	(0.28)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.18)	(0.21)	(0.22)	(0.25)	(0.28)

Net asset value, end of year	$9.68	$9.74	$9.71	$9.83	$9.57

Total Return[3]
Based on net asset value	1.19%	2.52%	1.06%	5.43%	1.55%

Ratios to Average Net Assets
Total expenses	0.52%[4]	0.66%[4]	0.70%	0.72%	0.75%

Total expenses after fees waived and/or reimbursed	0.45%	0.46%	0.48%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.61%	2.26%	2.25%	2.61%	2.99%

Supplemental Data
Net assets, end of year (000)	$2,885,841	$1,134,331	$849,700	$762,769	$609,308

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.13	0.19	0.19	0.22	0.26
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.11)	0.24	(0.14)

Net increase from investment operations	0.08	0.21	0.08	0.46	0.12

Distributions from:[2]
Net investment income	(0.15)	(0.18)	(0.18)	(0.21)	(0.25)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.15)	(0.18)	(0.19)	(0.21)	(0.25)

Net asset value, end of year	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.78%	2.16%	0.79%	4.93%	1.23%

Ratios to Average Net Assets
Total expenses	0.88%[4]	0.94%[4]	1.00%[4]	1.01%[4]	0.96%

Total expenses after fees waived and/or reimbursed	0.77%	0.82%	0.86%	0.85%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.77%	0.81%	0.82%	0.83%	0.75%

Net investment income	1.31%	1.92%	1.90%	2.24%	2.73%

Supplemental Data
Net assets, end of year (000)	$56,550	$217,127	$231,914	$263,552	$330,091

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	103

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.12	0.19	0.18	0.22	0.26
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.10)	0.24	(0.14)

Net increase from investment operations	0.08	0.21	0.08	0.46	0.12

Distributions from:[2]
Net investment income	(0.15)	(0.18)	(0.18)	(0.21)	(0.25)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.15)	(0.18)	(0.19)	(0.21)	(0.25)

Net asset value, end of year	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.75%	2.16%	0.83%	4.94%	1.21%

Ratios to Average Net Assets
Total expenses	0.86%[4]	0.96%[4]	0.97%[4]	1.02%[4]	0.98%[4]

Total expenses after fees waived and/or reimbursed	0.79%	0.81%	0.83%	0.83%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.80%	0.79%	0.81%	0.78%

Net investment income	1.29%	1.93%	1.82%	2.25%	2.64%

Supplemental Data
Net assets, end of year (000)	$822,299	$1,472,352	$1,523,705	$546,318	$490,744

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.75	$9.72	$9.83	$9.58	$9.71

Net investment income[1]	0.14	0.20	0.20	0.23	0.27
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.10)	0.25	(0.14)

Net increase from investment operations	0.09	0.22	0.10	0.48	0.13

Distributions from:[2]
Net investment income	(0.16)	(0.19)	(0.20)	(0.23)	(0.26)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.16)	(0.19)	(0.21)	(0.23)	(0.26)

Net asset value, end of year	$9.68	$9.75	$9.72	$9.83	$9.58

Total Return[3]
Based on net asset value	0.94%	2.33%	0.98%	5.12%	1.36%

Ratios to Average Net Assets
Total expenses	0.69%	0.81%[4]	0.85%	0.86%	0.87%

Total expenses after fees waived and/or reimbursed	0.60%	0.65%	0.67%	0.66%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.60%	0.64%	0.64%	0.64%	0.63%

Net investment income	1.47%	2.09%	2.08%	2.43%	2.82%

Supplemental Data
Net assets, end of year (000)	$14,742	$18,617	$20,196	$22,846	$24,295

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	105

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.71	$9.82	$9.56	$9.69

Net investment income[1]	0.05	0.12	0.12	0.15	0.18
Net realized and unrealized gain (loss)	(0.04)	0.01	(0.11)	0.25	(0.13)

Net increase from investment operations	0.01	0.13	0.01	0.40	0.05

Distributions from:[2]
Net investment income	(0.07)	(0.11)	(0.11)	(0.14)	(0.18)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.07)	(0.11)	(0.12)	(0.14)	(0.18)

Net asset value, end of year	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[3]
Based on net asset value	0.11%	1.31%	0.08%	4.31%	0.45%

Ratios to Average Net Assets
Total expenses	1.59%	1.71%[4]	1.74%	1.76%	1.74%[4]

Total expenses after fees waived and/or reimbursed	1.53%	1.54%	1.56%	1.55%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53%	1.53%	1.53%	1.53%	1.54%

Net investment income	0.54%	1.19%	1.18%	1.53%	1.90%

Supplemental Data
Net assets, end of year (000)	$361,424	$331,179	$293,864	$268,261	$239,979

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.11	0.17	0.17	0.21	0.25
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.10)	0.24	(0.14)

Net increase from investment operations	0.06	0.19	0.07	0.45	0.11

Distributions from:[2]
Net investment income	(0.13)	(0.16)	(0.17)	(0.20)	(0.24)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.13)	(0.16)	(0.18)	(0.20)	(0.24)

Net asset value, end of year	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.60%	2.00%	0.67%	4.81%	1.07%

Ratios to Average Net Assets
Total expenses	0.99%	1.11%[4]	1.12%	1.12%	1.13%

Total expenses after fees waived and/or reimbursed	0.94%	0.97%	0.98%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.96%	0.94%	0.94%	0.93%

Net investment income	1.14%	1.77%	1.78%	2.13%	2.54%

Supplemental Data
Net assets, end of year (000)	$6,938	$7,939	$11,905	$13,838	$15,448

Portfolio turnover rate[5]	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	107

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Year Ended September 30,				Period July 18, 2011[1] to September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.71	$9.82	$9.56	$9.71

Net investment income[2]	0.06	0.12	0.12	0.14	0.04
Net realized and unrealized gain (loss)	(0.06)	0.01	(0.11)	0.25	(0.16)

Net increase (decrease) from investment operations	0.00	0.13	0.01	0.39	(0.12)

Distributions from:[3]
Net investment income	(0.06)	(0.11)	(0.11)	(0.13)	(0.03)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.06)	(0.11)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[4]
Based on net asset value	0.14%	1.30%	0.09%	4.23%	(1.12)%[5]

Ratios to Average Net Assets
Total expenses	1.57%	1.69%[6]	1.70%	1.77%	1.73%[7]

Total expenses after fees waived and/or reimbursed	1.50%	1.56%	1.56%	1.61%	1.55%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.50%	1.55%	1.52%	1.60%	1.54%[7]

Net investment income	0.57%	1.18%	1.20%	1.46%	1.78%[7]

Supplemental Data
Net assets, end of period (000)	$21,631	$26,209	$30,075	$35,383	$40,361

Portfolio turnover rate[8]	289%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,				Period July 18, 2011 to September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Class K1
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.71	$9.82	$9.56	$9.69

Net investment income[2]	0.16	0.23	0.23	0.26	0.29
Net realized and unrealized gain (loss)	(0.04)	0.01	(0.11)	0.25	(0.13)

Net increase from investment operations	0.12	0.24	0.12	0.51	0.16

Distributions from:[3]
Net investment income	(0.18)	(0.22)	(0.22)	(0.25)	(0.29)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.18)	(0.22)	(0.23)	(0.25)	(0.29)

Net asset value, end of year	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[4]
Based on net asset value	1.24%	2.46%	1.21%	5.48%	1.59%

Ratios to Average Net Assets
Total expenses	0.44%[5]	0.58%[5]	0.62%	0.61%	0.64%

Total expenses after fees waived and/or reimbursed	0.40%	0.42%	0.45%	0.43%	0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	0.41%	0.41%	0.41%	0.41%

Net investment income	1.67%	2.30%	2.30%	2.65%	3.04%

Supplemental Data
Net assets, end of year (000)	$927,190	$557,690	$319,318	$310,879	$281,572

Portfolio turnover rate[6]	289%	269%	301%	203%	280%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	109

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Year Ended September 30,				Period July 18, 2011[1] to September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.71	$9.82	$9.57	$9.71

Net investment income[2]	0.10	0.15	0.15	0.18	0.04
Net realized and unrealized gain (loss)	(0.05)	0.02	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.05	0.17	0.04	0.42	(0.10)

Distributions from:[3]
Net investment income	(0.12)	(0.14)	(0.14)	(0.17)	(0.04)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.12)	(0.14)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[4]
Based on net asset value	0.48%	1.81%	0.43%	4.48%	(1.06)%[5]

Ratios to Average Net Assets
Total expenses	1.16%	1.29%[6]	1.36%	1.43%	1.46%[7]

Total expenses after fees waived and/or reimbursed	1.05%	1.16%	1.22%	1.27%	1.29%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.05%	1.15%	1.19%	1.26%	1.27%[7]

Net investment income	1.02%	1.57%	1.54%	1.81%	2.04%[7]

Supplemental Data
Net assets, end of period (000)	$4,247	$3,860	$4,529	$6,573	$5,693

Portfolio turnover rate[8]	289%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,				Period July 18, 2011 to September 30,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	231%	194%	239%	172%	184%

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A1, B, B1, C1, C2 and C3 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K1 and Class R Shares	No	No	None
Investor A and Investor A1 Shares	Yes	No2	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C, Investor C1, Investor C2 and Investor C3 Shares	No	Yes	None

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On the close of business on June 23, 2015, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
Core Bond	Investor B	Investor A
Low Duration Bond	Investor B	Investor A
Low Duration Bond	Investor B3	Investor A

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the U.S. and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	111

Notes to Financial Statements (continued)

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulation, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees

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of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of

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using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

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Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

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Notes to Financial Statements (continued)

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle each Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Funds purchase a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, re-pledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Funds are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Certain Funds may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of September 30, 2015, High Yield Bond had outstanding commitments of $543,100,000 and $142,137,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. and LightSquared, Inc., et al., respectively. These commitments are not included in the net assets of High Yield Bond as of September 30, 2015.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. The Funds, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral. The liability reflects the Funds’ obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Funds receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Funds suffer a loss on their investment of the transaction proceeds from a reverse repurchase agreement, the Funds would still be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Funds would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest

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Notes to Financial Statements (continued)

expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended September 30, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$284,889,419	(0.30)%
High Yield Bond	$69,342,816	(1.12)%
Low Duration Bond	$55,260,770	(0.25)%

Reverse repurchase transactions are entered into by the Funds under MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount[2]
Core Bond
Counterparty
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$290,001,611	$(290,001,611)	—

High Yield Bond
Counterparty
J.P. Morgan Securities LLC	$1,161,131	$(946,650)	$214,481
RBC Capital Markets, LLC	1,934,234	(1,934,234)	—
Total	$3,095,365	$(2,880,884)	$214,481

Low Duration Bond
Counterparty
J.P. Morgan Securities LLC	$5,006,286	$(4,986,657)	$19,629

[1]

Collateral with a value of $290,675,910 for Core Bond, $2,935,710 for High Yield Bond, and $4,986,657 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds are reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

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Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate caps and floors — Core Bond enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the floor was entered into.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with their counterparties to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	121

Notes to Financial Statements (continued)

amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	Core Bond	High Yield Bond	Low Duration Bond
First $1 Billion	0.350%	0.500%	0.350%
$1 Billion — $2 Billion	0.340%	0.450%	0.340%
$2 Billion — $3 Billion	0.330%	0.425%	0.330%
Greater than $3 Billion	0.320%	0.400%	0.320%

Prior to November 21, 2014, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the year ended September 30, 2015, the amounts waived were as follows:

Core Bond	$40,926
High Yield Bond	$351,063
Low Duration Bond	$101,895

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Low Duration Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$227,136	$1,181,198	—	$11,142	—	—	$1,156,643	—	—	—	$14,124	$2,590,243
High Yield Bond	$880,955	$7,797,884	—	$17,914	$24,877	—	$6,308,236	$574,989	—	—	$433,426	$16,038,281
Low Duration Bond	$177,566	$2,142,413	$16,434	$8,629	—	$4,426	$3,436,445	—	$29,918	$215,802	$20,324	$6,051,957

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Core Bond	$597,191	$9,990	$5,850	—	$613,031
High Yield Bond	$680,895	$10,590	$19,056	$8	$710,549
Low Duration Bond	$226,363	$3,950	$5,231	—	$235,544

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C1	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$1,492	$482	$12,290	—	$44	—	—	$1,731	—	—	—	$1,682	$8	$17,729
High Yield Bond	$68,686	$1,875	$83,029	—	$249	$54	—	$10,460	$270	—	—	$3,997	$1,696	$170,316
Low Duration Bond	$3,454	$1,548	$10,958	$475	$29	—	$21	$2,923	—	$94	$57	$2,089	$21	$21,669

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C1	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$2,209,902	$146,907	$793,123	—	$3,195	—	—	$166,307	—	—	—	$32,232	$5,757	$3,357,423
High Yield Bond	$9,682,453	$522,571	$4,545,696	—	$5,294	$16,340	—	$1,055,973	$134,423	—	—	$576,545	$190,624	$16,729,919
Low Duration Bond	$2,360,748	$111,443	$1,278,817	$22,605	$2,420	—	$1,820	$497,111	—	$10,219	$52,511	$29,651	$8,518	$4,375,863

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

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Notes to Financial Statements (continued)

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million — $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Core Bond	$1,776,482
High Yield Bond	$8,851,166
Low Duration Bond	$2,872,403

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C1	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$308,655	$20,256	$100,424	—	$246	—	—	$24,642	—	—	—	$138,381	$599	$593,203
High Yield Bond	$1,772,209	$74,736	$545,466	—	$389	$722	—	$130,823	$15,355	—	—	$382,292	$18,277	$2,940,269
Low Duration Bond	$518,371	$15,684	$165,746	$3,515	$191	—	$110	$72,968	—	$1,594	$5,120	$172,236	$864	$956,399

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	0.45%[1]	0.67%	0.45%[1]
Service	0.79%[1]	1.02%	0.79%[1]
Investor A	0.79%[1]	0.92%	0.79%[1]
Investor A1	N/A	N/A	0.60%[1]
Investor B1	N/A	1.46%	N/A
Investor C	1.54%[1]	1.72%	1.53%
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.94%[1]
Investor C3	N/A	N/A	1.50%[1]
Class K2	0.40%[1]	0.58%	0.40%[1]
Class R	1.04%[1]	1.28%	1.04%[1]

[1]	Contractual expense caps effective November 21, 2014.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to February 1, 2017, unless approved by the Board, including a majority of the independent trustees.

Prior to November 21, 2014, the expense limitations as a percentage of average daily net assets for Core Bond and Low Duration were as follows:

	Core Bond		Low Duration Bond
	Contractual	Voluntary	Contractual	Voluntary

Institutional	0.56%	0.45%[1]	0.55%	0.45%
Service	0.93%	0.79%[1]	0.85%	0.79%[1]
Investor A	0.89%	0.79%[1]	0.81%	0.79%[1]

124	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Core Bond		Low Duration Bond
	Contractual	Voluntary	Contractual	Voluntary

Investor A1	N/A	N/A	—	0.60%[1]
Investor B1	N/A	N/A	N/A	N/A
Investor C	1.66%	1.54%[1]	1.53%	N/A
Investor C1	N/A	N/A	N/A	N/A
Investor C2	N/A	N/A	—	0.94%[1]
Investor C3	N/A	N/A	—	1.50%[1]
Class K2	0.45%	0.40%[1]	0.41%	0.40%[1]
Class R	1.17%	1.04%[1]	1.65%	1.04%[1]

[1]	Voluntary waivers were effective October 27, 2014.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

Prior to January 28, 2015, the expense limitations as a percentage of average daily net assets for High Yield Bond were as follows:

	High Yield Bond
	Contractual	Voluntary

Institutional	0.70%	0.67%
Service	1.02%	—
Investor A	0.92%	—
Investor A1	N/A	N/A
Investor B1	1.46%	—
Investor C	1.72%	—
Investor C1	1.56%	—
Investor C2	N/A	N/A
Investor C3	N/A	N/A
Class K1	0.58%	—
Class R	—	1.28%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2015, the amounts included in fees waived by the Manager were as follows:

Core Bond	$1,200,606
Low Duration Bond	$1,036,500

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$306,475	$13,880	$84,083	—	$245	—	—	$20,093	—	—	$137,983	$552	$563,311
High Yield Bond	$134,184	$274	$81,962	—	$1	$690	—	—	—	—	$29,594	$1,433	$248,138
Low Duration Bond	$513,242	$3,831	$108,397	$3,377	$191	—	$86	$71,620	$1,152	$4,333	$169,263	$794	$876,286

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$1,376	$353	$10,421	—	$44	—	—	$904	—	—	$1,677	$6	$14,781
High Yield Bond	$361	—	$24,289	—	—	$54	—	—	—	—	$308	$82	$25,094
Low Duration Bond	$3,351	$322	$6,248	$436	$29	—	$16	$2,848	$52	$42	$1,883	$17	$15,244

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C2	Investor C3	Class K2	Class R	Total
Core Bond	$1,317,376	$28,532	$122,806	—	$1,336	—	—	$5,234	—	—	$27,502	$1,686	$1,504,472
High Yield Bond	$1,799	—	$116,552	—	—	$8,873	—	—	—	—	$212,985	$96	$340,305
Low Duration Bond	$907,844	$37,808	$186,307	$5,590	$1,107	—	$823	$47,775	$261	$5,510	$26,265	$2,390	$1,221,680

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	125

Notes to Financial Statements (continued)

Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Institutional	Service	Investor A	Investor B1	Investor C	Class K1	Class R	Total
Core Bond	$5,508	—	$7,526	—	$1,129	$2,768	$11	$16,942
High Yield Bond	—	—	$1,198,272	$379	$6,142	—	$7,704	$1,212,497
Low Duration Bond	$23,512	$72	$61,339	—	—	$340	—	$85,263

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017
Core Bond
Fund Level	$2,799,209	$1,200,606
Institutional	$664,154	$1,625,227
Service	—	$42,765
Investor A	$31,122	$217,310
Investor C	—	$26,231
Class K1	$163,938	$167,162
Class R	$532	$2,244
High Yield Bond
Institutional	—	$136,344
Service	—	$274
Investor A	$834,042	$222,803
Investor B	—	$1
Investor B1	$10,768	$9,613
Class K1	—	$242,887
Class R	—	$1,611
Low Duration Bond
Fund Level	$4,497,528	$1,036,500
Institutional	—	$1,424,437
Service	—	$41,961
Investor A	$282,978	$300,952
Investor A1	—	$9,403
Investor C	$145,600	$122,243
Investor C2	—	$1,465
Investor C3	—	$9,885
Class K1	$124,109	$197,411
Class R	—	$3,201

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$3,132,443	—	$3,804,514
Institutional	$695,446	—	—
Investor A	$7,042	$52,857	—
Investor B1	—	$13,060	—
Investor C	—	—	$101,002
Class K1	$166,544	—	$109,726
Class R	$1,775	—	—

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$25,883
High Yield Bond	$179,043
Low Duration Bond	$74,078

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B1	Investor B1	Investor B3[1]	Investor C	Investor C1
Core Bond	$1,375	$93	—	—	$7,915	—
High Yield Bond	$60,255	$708	$31	—	$118,956	$65
Low Duration Bond	$18,306	$183	—	$1	$89,302	—

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for Core Bond and Investor B and Investor B3 Shares converted to Investor A Shares for Low Duration Bond.

The Manager reimbursed High Yield Bond $2,049 to compensate for an investment made in violation of the investment guidelines, which is included in net realized gain (loss) from investments — unaffiliated in the Statements of Operations.

The Manager reimbursed Low Duration Bond $627 to compensate for trade processing errors, which is included in net realized gain (loss) from investments — unaffiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Core Bond	$1,542,794	$1,197,156
High Yield Bond	$313,640	$556,417
Low Duration Bond	$13,767,368	$8,890,592

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments including mortgage dollar roll and excluding short-term securities were as follows:

Purchases	Core Bond		High Yield Bond		Low Duration Bond
Non-U.S. Government Securities	$15,559,270,680		$15,525,933,379		$9,255,517,732
U.S. Government Securities	12,647,005,807		—		6,523,225,054

Total Purchases	$28,206,276,487		$15,525,933,379		$15,778,742,786

Sales	Core Bond		High Yield Bond		Low Duration Bond
Non-U.S. Government Securities	$16,239,396,662	*	$11,203,995,964	*	$8,919,788,838	*
U.S. Government Securities	12,355,981,899		—		5,675,081,380

Total Sales	$28,595,378,561		$11,203,995,964		$14,594,870,218

*	Including paydowns.

For the year ended September 30, 2015, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$8,054,860,366	$2,932,825,814
Sales	$8,056,200,300	$2,937,710,042

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	127

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, the expiration of capital loss carryforwards, amortization methods on fixed income securities, net paydown losses and foreign currency transactions were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in capital	—	$(29,490,774)	$(14,234,030)
Undistributed net investment income	$20,726,210	$225,482,034	$22,907,404
Accumulated net realized loss	$(20,726,210)	$(195,991,260)	$(8,673,374)

The tax character of distributions paid was as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary income
9/30/15	$69,799,605	$1,048,464,134	$84,009,256
9/30/14	$73,044,548	$763,127,697	$66,933,094
Long-term capital gains
9/30/15	—	75,111,996	—
9/30/14	—	159,261,698	—
Total
9/30/15	$69,799,605	$1,123,576,130	$84,009,256

9/30/14	$73,044,548	$922,389,395	$66,933,094

As of period end, the tax components of accumulated net losses were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	$10,377,865	$128,889,715	$12,298,895
Capital loss carryforwards	(85,118,876)	(347,333,868)	(78,769,336)
Net unrealized gains (losses)[1]	(134,906)	(1,126,004,212)	(27,700,488)
Qualified late-year losses[2]	(3,465,173)	—	(13,674,290)
Total	$(78,341,090)	$(1,344,448,365)	$(107,845,219)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments, investments in wholly owned subsidiaries and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
No expiration date[1]	—	$258,861,546	$10,984,084
2016	—	10,095,668	1,475,016
2017	—	48,885,880	41,571,660
2018	$80,641,863	29,490,774	24,738,576
2019	4,477,013	—	—
Total	$85,118,876	$347,333,868	$78,769,336

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2015, Core Bond utilized $17,174,108 of its respective capital loss carryforward.

128	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

As of September 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,907,128,765	$17,563,160,388	$5,628,720,757

Gross unrealized appreciation	$49,382,123	$171,834,264	$47,693,217
Gross unrealized depreciation	(45,172,809)	(1,302,772,224)	(81,027,476)

Net unrealized appreciation (depreciation)	$4,209,314	$(1,130,937,960)	$(33,334,259)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due. The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Core Bond invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	129

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	82,483,805	$800,762,203	63,248,567	$608,269,690
Shares issued in reinvestment of distributions	3,355,060	32,646,989	2,223,037	21,254,748
Shares redeemed	(43,427,910)	(422,070,281)	(62,462,052)	(592,743,872)

Net increase	42,410,955	$411,338,911	3,009,552	$36,780,566

Service
Shares sold	2,106,768	$20,461,587	2,326,548	$22,188,059
Shares issued in reinvestment of distributions	200,697	1,955,065	568,201	5,439,885
Shares redeemed	(17,338,999)	(168,103,473)	(4,190,342)	(40,017,345)

Net decrease	(15,031,534)	$(145,686,821)	(1,295,593)	$(12,389,401)

Investor A
Shares received from conversion[1]	48,969	$470,592	—	—
Shares sold and automatic conversion of shares	12,761,491	123,902,246	15,017,406	$144,246,559
Shares issued in reinvestment of distributions	971,805	9,471,327	1,373,909	13,165,376
Shares redeemed	(17,427,233)	(169,203,194)	(23,566,823)	(225,048,409)

Net decrease	(3,644,968)	$(35,359,029)	(7,175,508)	$(67,636,474)

Investor B
Shares sold	12,697	$124,535	14,674	$140,242
Shares issued in reinvestment of distributions	1,357	13,270	3,953	37,819
Shares converted[1]	(49,030)	(470,592)	—	—
Shares redeemed and automatic conversion of shares	(143,966)	(1,392,444)	(137,043)	(1,304,472)

Net decrease	(178,942)	$(1,725,231)	(118,416)	$(1,126,411)

Investor C
Shares sold	1,684,327	$16,339,848	1,014,829	$9,662,518
Shares issued in reinvestment of distributions	139,515	1,354,476	237,014	2,260,827
Shares redeemed	(2,882,772)	(27,956,117)	(4,453,499)	(42,290,443)

Net decrease	(1,058,930)	$(10,261,793)	(3,201,656)	$(30,367,098)

Class K2
Shares sold	16,545,366	$161,249,787	5,118,674	$49,039,691
Shares issued in reinvestment of distributions	1,525,287	14,885,326	1,829,625	17,562,381
Shares redeemed	(8,402,868)	(81,815,037)	(4,461,783)	(42,650,598)

Net increase	9,667,785	$94,320,076	2,486,516	$23,951,474

Class R
Shares sold	121,999	$1,190,141	107,319	$1,027,413
Shares issued in reinvestment of distributions	5,301	51,668	5,986	57,399
Shares redeemed	(76,436)	(745,012)	(86,224)	(826,468)

Net increase	50,864	$496,797	27,081	$258,344

Total Net Increase (Decrease)	32,215,230	$313,122,910	(6,268,024)	$(50,529,000)

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

130	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,045,949,201	$8,328,910,544	646,917,748	$5,379,851,380
Shares issued in reinvestment of distributions	65,725,898	518,443,983	41,086,372	340,855,315
Shares redeemed	(602,306,625)	(4,759,942,936)	(450,824,072)	(3,747,701,147)

Net increase	509,368,474	$4,087,411,591	237,180,048	$1,973,005,548

Service
Shares sold	33,998,211	$270,547,828	22,712,580	$188,506,377
Shares issued in reinvestment of distributions	2,815,360	22,267,661	2,941,232	24,399,543
Shares redeemed	(38,210,825)	(302,771,876)	(29,089,014)	(241,559,786)

Net decrease	(1,397,254)	$(9,956,387)	(3,435,202)	$(28,653,866)

Investor A
Shares sold and automatic conversion of shares	219,147,084	$1,745,159,968	219,173,533	$1,822,918,426
Shares issued in reinvestment of distributions	24,613,223	194,557,243	31,815,914	263,873,635
Shares redeemed	(247,190,709)	(1,964,890,851)	(352,799,958)	(2,946,003,637)

Net decrease	(3,430,402)	$(25,173,640)	(101,810,511)	$(859,211,576)

Investor B
Shares sold	15,955	$126,053	72,524	$604,961
Shares issued in reinvestment of distributions	12,902	102,310	21,352	176,990
Shares redeemed and automatic conversion of shares	(197,102)	(1,564,273)	(353,871)	(2,942,229)

Net decrease	(168,245)	$(1,335,910)	(259,995)	$(2,160,278)

Investor B1
Shares sold	506	$4,245	13,873	$115,646
Shares issued in reinvestment of distributions	13,942	110,498	27,777	230,067
Shares redeemed	(335,609)	(2,669,386)	(561,399)	(4,670,409)

Net decrease	(321,161)	$(2,554,643)	(519,749)	$(4,324,696)

Investor C
Shares sold	21,576,280	$172,137,412	24,787,939	$206,622,100
Shares issued in reinvestment of distributions	4,223,325	33,413,667	3,596,769	29,846,681
Shares redeemed	(23,955,129)	(189,565,476)	(17,866,135)	(148,684,761)

Net increase	1,844,476	$15,985,603	10,518,573	$87,784,020

Investor C1
Shares sold	42,959	$344,135	71,263	$593,418
Shares issued in reinvestment of distributions	373,622	2,958,584	406,265	3,373,171
Shares redeemed	(1,837,587)	(14,601,863)	(1,612,467)	(13,434,800)

Net decrease	(1,421,006)	$(11,299,144)	(1,134,939)	$(9,468,211)

Class K1
Shares sold	234,894,383	$1,861,716,137	78,991,327	$660,233,293
Shares issued in reinvestment of distributions	15,517,077	122,551,968	8,207,598	68,131,780
Shares redeemed	(165,635,232)	(1,290,289,490)	(36,771,459)	(305,478,845)

Net increase	84,776,228	$693,978,615	50,427,466	$422,886,228

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	131

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	6,986,537	$55,442,066	5,672,488	$47,190,831
Shares issued in reinvestment of distributions	688,964	5,434,676	450,059	3,732,833
Shares redeemed	(3,373,916)	(26,738,347)	(3,181,153)	(26,441,916)

Net increase	4,301,585	$34,138,395	2,941,394	$24,481,748

Total Net Increase	593,552,695	$4,781,194,480	193,907,085	$1,604,338,917

Low Duration Bond
Institutional
Shares sold	307,201,744	$2,991,055,223	72,255,926	$706,572,662
Shares issued in reinvestment of distributions	4,994,650	48,485,913	1,531,875	14,982,879
Shares redeemed	(130,424,665)	(1,265,627,585)	(44,809,864)	(437,791,947)

Net increase	181,771,729	$1,773,913,551	28,977,937	$283,763,594

Service
Shares sold	2,867,281	$27,783,237	1,754,625	$17,143,902
Shares issued in reinvestment of distributions	105,794	1,027,291	425,928	4,163,555
Shares redeemed	(19,424,259)	(188,975,624)	(3,763,767)	(36,787,403)

Net decrease	(16,451,184)	$(160,165,096)	(1,583,214)	$(15,479,946)

Investor A
Shares received from conversion[1]	45,700	$443,289	—	—
Shares sold and automatic conversion of shares	30,122,957	292,422,147	49,054,314	$479,106,924
Shares issued in reinvestment of distributions	1,213,165	11,775,370	2,927,417	28,607,518
Shares redeemed	(97,594,569)	(949,067,681)	(57,674,596)	(564,089,143)

Net decrease	(66,212,747)	$(644,426,875)	(5,692,865)	$(56,374,701)

Investor A1
Shares sold	30,023	$292,333	55,457	$542,197
Shares issued in reinvestment of distributions	20,353	197,690	28,005	273,969
Shares redeemed	(437,667)	(4,253,370)	(251,254)	(2,457,113)

Net decrease	(387,291)	$(3,763,347)	(167,792)	$(1,640,947)

Investor B
Shares sold	19,255	$187,308	45,676	$446,323
Shares issued in reinvestment of distributions	578	5,615	1,979	19,349
Shares converted[1]	(20,125)	(195,288)	—	—
Shares redeemed and automatic conversion of shares	(152,960)	(1,485,482)	(191,713)	(1,873,348)

Net decrease	(153,252)	$(1,487,847)	(144,058)	$(1,407,676)

Investor B3
Shares sold	235	$2,290	4,108	$40,130
Shares issued in reinvestment of distributions	351	3,414	1,756	17,165
Shares converted[1]	(25,555)	(248,001)	—	—
Shares redeemed and automatic conversion of shares	(62,384)	(606,225)	(201,704)	(1,972,661)

Net decrease	(87,353)	$(848,522)	(195,840)	$(1,915,366)

[1]	On the close of business on June 23, 2015, Investor B and Investor B3 Shares converted to Investor A Shares.

132	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Low Duration Bond (Concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	13,153,047	$127,639,876	13,112,976	$128,077,430
Shares issued in reinvestment of distributions	224,156	2,173,315	304,614	2,976,639
Shares redeemed	(10,019,514)	(97,241,861)	(9,666,958)	(94,402,679)

Net increase	3,357,689	$32,571,330	3,750,632	$36,651,390

Investor C2
Shares sold	65	$768	378	$3,694
Shares issued in reinvestment of distributions	7,684	74,563	10,892	106,461
Shares redeemed	(105,760)	(1,026,182)	(421,945)	(4,113,176)

Net decrease	(98,011)	$(950,851)	(410,675)	$(4,003,021)

Investor C3
Shares sold	26,316	$255,588	26,053	$254,489
Shares issued in reinvestment of distributions	10,468	101,500	17,627	172,239
Shares redeemed	(492,025)	(4,775,975)	(449,335)	(4,388,153)

Net decrease	(455,241)	$(4,418,887)	(405,655)	$(3,961,425)

Class K1
Shares sold	63,408,230	$615,231,618	43,954,893	$429,535,433
Shares issued in reinvestment of distributions	1,558,016	15,113,072	822,800	8,040,623
Shares redeemed	(26,366,539)	(255,671,861)	(20,379,530)	(198,936,648)

Net increase	38,599,707	$374,672,829	24,398,163	$238,639,408

Class R
Shares sold	227,375	$2,207,284	187,245	$1,831,094
Shares issued in reinvestment of distributions	5,016	48,657	6,982	68,236
Shares redeemed	(189,640)	(1,840,497)	(264,210)	(2,582,306)

Net increase (decrease)	42,751	$415,444	(69,983)	$(682,976)

Total Net Increase	139,926,797	$1,365,511,729	48,456,650	$473,588,334

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the High Yield Bond, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the High Yield Bond and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the High Yield Bond’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $8,693,165, including $197,975 and $2,803,418 received by BlackRock Managed Account Series High Income Portfolio and BlackRock High Income Fund, respectively, which funds have since merged into the Fund.

13. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	133

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”, each a series of BlackRock Funds II) as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years ended September 30, 2015 and the financial highlights for the other period presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock High Yield Bond Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the four years ended September 30, 2015, and its financial highlights for the other period presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2015, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals[1]	October 2014 — November 2014	—	2.48%	—
	December 2014	—	4.47%	—
	January 2015 — September 2015	—	2.59%	—
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	October 2014 — November 2014	—	1.51%	—
	December 2014	—	3.96%	—
	January 2015 — September 2015	—	2.48%	—
Interest-Related Distributions for non-U.S. Residents[2]	October 2014 — December 2014	86.51%	65.62%	86.89%
	January 2015 — September 2015	75.72%	59.30%	71.18%

Federal Obligation Interest[3]	October 2014 — September 2015	15.72%	—	4.46%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, BlackRock High Yield Bond portfolio distributed long-term capital gains of $0.041383 per share to shareholders of record on December 19, 2014.

134	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”), and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	135

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Core Bond Portfolio ranked in the first, first and second quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the Low Duration Portfolio ranked in the first quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	137

Disclosure of Investment Advisory Agreement (continued)

in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Core Bond Portfolio’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce the specified levels within the breakpoint schedules. This adjustment was implemented on November 21, 2014. The Board further noted that BlackRock has contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Core Bond Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on November 21, 2014.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the Low Duration Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Low Duration Portfolio’s Expense Peers. The Board also noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Portfolio increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment of the advisory fee to reduce the specified levels within the breakpoint schedules. This adjustment was implemented on November 21, 2014. The Board further noted that BlackRock has contractually agreed to a cap on the Low Duration Portfolio’s total expenses as a percentage of the Low Duration Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, changes to the contractual expense cap on a class-by-class basis, as applicable. These expense cap changes were implemented on November 21, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

138	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	139

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergen, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

140	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]     The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]     Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	141

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[2]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee) 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[1]     The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]     Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 75. Officers of the Trust serve at the pleasure of the Board.

[3]     Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007.

142	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee), 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2015	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	143

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

144	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	145

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/15-AR

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock 20/80 Target Allocation Fund

▶   BlackRock 40/60 Target Allocation Fund

▶   BlackRock 60/40 Target Allocation Fund

▶   BlackRock 80/20 Target Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of September 30, 2015	BlackRock Target Allocation Portfolios

Portfolio Management Commentary

How did the Funds perform?

20/80 Target Allocation

•

For the 12-month period ended September 30, 2015, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (14%)/MSCI USA Index (6%)/Barclays U.S. Universal Index (80%)). For the same period, all of the Fund’s share classes outperformed the fixed income benchmark, the Barclays Universal Index, with the exception of the Fund’s Investor C Shares, which underperformed the fixed income benchmark.

40/60 Target Allocation

•

For the 12-month period ended September 30, 2015, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (28%)/MSCI USA Index (12%)/Barclays U.S. Universal Index (60%)). For the same period, all of the Fund’s share classes outperformed the global MSCI ACWI Index.

60/40 Target Allocation

•

For the 12-month period ended September 30, 2015, all of the Fund’s share classes outperformed its reference benchmark (MSCI ACWI Index (42%)/MSCI USA Index (18%)/Barclays U.S. Universal Index (40%)). For the same period, all of the Fund’s share classes outperformed the global MSCI ACWI Index.

80/20 Target Allocation

•

For the 12-month period ended September 30, 2015, all of the Fund’s share classes outperformed its reference benchmark (MSCI ACWI Index (56%)/MSCI USA Index (24%)/Barclays U.S. Universal Index (20%)). For the same period, all of the Fund’s share classes outperformed the global MSCI ACWI Index.

What factors influenced performance?

•

At a broad asset allocation level, the Funds’ overweight to equities relative to fixed income contributed to performance in the fourth quarter of 2014 and the first half of 2015, but hurt performance during the third quarter of 2015, as equity markets sold off and credit spreads widened. In the third quarter, BlackRock Global Long/Short Equity Fund was the main positive contributor to returns. While some of the active funds within these models were able to outperform their benchmarks, several underperformed their benchmarks and detracted during a difficult quarter. Within fixed income, iShares 20+ Year Treasury Bond was the main positive contributor to returns.

•

The Funds’ performance is directly impacted by the performance of underlying managers. In the third quarter of 2015, within the fixed income allocation, the main detractors were BlackRock Strategic Income Opportunities Portfolio and BlackRock Global Long/Short Credit Fund, both of which posted negative returns and underperformed their benchmarks. While Master Total Return Portfolio was a positive contributor, it underperformed its benchmark during the past quarter and negatively affected the models’ performance. Within multi-asset allocation, the active funds detracted during the last quarter. While BlackRock Emerging Market Allocation Portfolio outperformed its benchmark and BlackRock Multi-Asset Income Portfolio was roughly at par with its benchmark, BlackRock Global Allocation Fund, Inc. underperformed its benchmark. Within the equity allocation, the main detractors were BlackRock Basic Value Fund, Inc. and BlackRock Global SmallCap Fund, Inc., both of which underperformed their benchmarks.

•	During the period, the Funds used derivatives in executing their investment strategy. The use of derivatives did not have a material impact on performance.

•	During the period, the Funds held a modestly higher cash position as a means of dampening portfolio volatility. This position did not have a material impact on performance.

Describe recent portfolio activity.

•

As the U.S. Federal Reserve approaches the end of its zero interest rate policy, the Funds underweighted duration (sensitivity to interest rates) and trimmed exposure to long-dated U.S. Treasuries. The improving economic outlook in the United States and the prospect for continued monetary stimulus in Europe, Japan and China supported a continued preference for active credit and equity risk over interest rate risk. Within equities, due to the gradually improving economic data in Europe and Japan, the Funds increased their allocation to non-U.S. developed market equities.

•

The allocation to BlackRock Global Allocation Fund, Inc. was increased and the allocation to BlackRock Multi-Asset Income modestly reduced to better balance active and asset class risks. The Funds also cut some active risk in the portfolios by reducing exposure to BlackRock Multi-Asset Real Return Fund and BlackRock Global Long/Short Equity Fund.

•

While there are signs of improving wage growth and consumer spending in the United States that may lead to firming inflation expectations, the managers expect that commodities will remain under pressure. Accordingly, the Funds moved out of BlackRock Multi-Asset Real Return Fund, due to its commodity exposure, and moved into Treasury Inflation Protected Securities and floating rate bonds.

Describe the Funds’ positioning at period end.

•	At period end, the Funds were underweight duration and had an increased allocation to non-U.S. developed market equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock 20/80 Target Allocation Fund

Investment Objective

BlackRock 20/80 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Effective June 3, 2015, the Fund changed its name to BlackRock 20/80 Target Allocation Fund and its investment objective to “seek a balance between long term capital appreciation and high current income, with an emphasis on income.” Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the Barclays U.S. Aggregate Bond Index to the Barclays U.S. Universal Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE® Index (8%) to the MSCI ACWI Index (14%), MSCI USA Index (6%) and Barclays U.S. Universal Index (80%). The investment advisor believes that the new benchmarks more accurately reflect the Fund’s new investment objective and investment strategies.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[5]

A customized weighted index comprised of the returns of the MSCI ACWI Index (14%), MSCI USA Index (6%) and Barclays U.S. Universal Index (80%). Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE® Index (8%), as management believes that the change in the composition of the customized weighted index more accurately reflects the new investment objective and strategies of the Fund.

[6]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year. Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the Barclays U.S. Aggregate Bond Index, as management believes that the Barclays U.S. Universal Index more accurately reflects the new investment objective and strategies of the Fund.

[7]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.96)%	3.12%	N/A	7.67%	N/A	5.73%	N/A
Investor A	(2.15)	2.77	(2.63)%	7.24	6.09%	5.31	4.67%
Investor C	(2.60)	1.92	0.97	6.46	6.46	4.55	4.55
Class R	(2.33)	2.41	N/A	7.01	N/A	5.06	N/A
Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	(3.32)	1.04	N/A	6.57	N/A	5.08	N/A
Barclays U.S. Aggregate Bond Index	(0.47)	2.94	N/A	3.10	N/A	4.66	N/A
MSCI ACWI Index (14%)/MSCI USA Index (6%)/Barclays U.S. Universal Index (80%)	(2.24)	0.90	N/A	4.55	N/A	4.80	N/A
Barclays U.S. Universal Index	(0.73)	2.33	N/A	3.36	N/A	4.77	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	5

BlackRock 40/60 Target Allocation Fund

Investment Objective

BlackRock 40/60 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Effective June 3, 2015, the Fund changed its name to BlackRock 40/60 Target Allocation Fund and its investment objective to “seek a balance between long term capital appreciation and high current income, with an emphasis on income.” Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE® Index (12%) to the MSCI ACWI Index (28%), MSCI USA Index (12%) and Barclays U.S. Universal Index (60%). The investment advisor believes that the new benchmarks more accurately reflect the Fund’s new investment objective and investment strategies.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]

A customized weighted index comprised of the returns of the MSCI ACWI Index (28%), MSCI USA Index (12%) and Barclays U.S. Universal Index (60%). Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE® Index (12%), as management believes that the change in the composition of the customized weighted index more accurately reflects the new investment objective and strategies of the Fund.

[6]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the S&P 500 Index, as management believes that the MSCI All Country World Index more accurately reflects the new investment objective and strategies of the Fund.

[7]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.59)%	1.66%	N/A	8.78%	N/A	5.66%	N/A
Investor A	(3.70)	1.33	(3.99)%	8.39	7.23%	5.29	4.65%
Investor C	(4.07)	0.57	(0.34)	7.54	7.54	4.48	4.48
Class R	(3.80)	1.18	N/A	8.25	N/A	5.14	N/A
Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	(4.75)	0.02	N/A	8.23	N/A	5.12	N/A
S&P 500® Index	(6.18)	(0.61)	N/A	13.34	N/A	5.76	N/A
MSCI ACWI Index (28%)/MSCI USA Index (12%)/Barclays U.S. Universal Index (60%)	(3.77)	(0.56)	N/A	5.68	N/A	4.69	N/A
MSCI ACWI Index	(9.13)	(6.66)	N/A	6.82	N/A	2.65	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock 60/40 Target Allocation Fund

Investment Objective

BlackRock 60/40 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Effective June 3, 2015, the Fund changed its name to BlackRock 60/40 Target Allocation Fund. Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE® Index (16%) to the MSCI ACWI Index (42%), MSCI USA Index (18%) and Barclays U.S. Universal Index (40%). The investment advisor believes that the new benchmarks more accurately reflect the Fund’s new investment strategies.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]

A customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Barclays U.S. Universal Index (40%). Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE® Index (16%), as management believes that the change in the composition of the customized weighted index more accurately reflects the new investment strategies of the Fund.

[6]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the S&P 500 Index, as management believes that the MSCI All Country World Index more accurately reflects the new investment strategies of the Fund.

[7]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.13)%	0.43%	N/A	9.81%	N/A	5.58%	N/A
Investor A	(5.35)	0.00	(5.25)%	9.37	8.20%	5.18	4.53%
Investor C	(5.67)	(0.63)	(1.54)	8.60	8.60	4.43	4.43
Class R	(5.44)	(0.16)	N/A	9.20	N/A	4.99	N/A
Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	(6.19)	(1.03)	N/A	9.85	N/A	5.03	N/A
S&P 500® Index	(6.18)	(0.61)	N/A	13.34	N/A	5.76	N/A
MSCI ACWI Index (42%)/MSCI USA Index (18%)/Barclays U.S. Universal Index (40%)	(5.30)	(2.03)	N/A	6.73	N/A	4.43	N/A
MSCI ACWI Index	(9.13)	(6.66)	N/A	6.82	N/A	2.65	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	7

BlackRock 80/20 Target Allocation Fund

Investment Objective

BlackRock 80/20 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Effective June 3, 2015, the Fund changed its name to BlackRock 80/20 Target Allocation Fund. Under its new investment strategies, the Fund, which is a fund of funds, normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets. In addition, the investment advisor has determined to change the Fund’s primary benchmark from the S&P 500® Index to the MSCI ACWI Index, and to change the customized weighted index against which the Fund measures its performance from the Russell 3000® Index (80%) and MSCI EAFE® Index (20%) to the MSCI ACWI Index (56%), MSCI USA Index (24%) and Barclays U.S. Universal Index (20%). The investment advisor believes that the new benchmarks more accurately reflect the Fund’s new investment strategies.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in 3 an amount equal to 20% of its assets.

[3]

A customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]

A customized weighted index comprised of the returns of the MSCI ACWI Index (56%), MSCI USA Index (24%) and Barclays U.S. Universal Index (20%). Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the Russell 3000® Index (80%)/MSCI EAFE® Index (20%), as management believes that the change in the composition of the customized weighted index more accurately reflects the new investment strategies of the Fund.

[6]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Effective June 3, 2015, the Fund now uses this index as its benchmark rather than the S&P 500 Index, as management believes that the MSCI All Country World Index more accurately reflects the new investment strategies of the Fund.

[7]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.09)%	(1.34)%	N/A	10.40%	N/A	5.14%	N/A
Investor A	(7.26)	(1.70)	(6.87)%	9.99	8.81%	4.78	4.14%
Investor C	(7.60)	(2.39)	(3.23)	9.19	9.19	4.00	4.00
Class R	(7.39)	(1.89)	N/A	9.82	N/A	4.59	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	(7.62)	(2.13)	N/A	11.42	N/A	4.83	N/A
S&P 500® Index	(6.18)	(0.61)	N/A	13.34	N/A	5.76	N/A
MSCI ACWI Index (56%)/MSCI USA Index (24%)/Barclays U.S. Universal Index (20%)	(6.85)	(3.52)	N/A	7.70	N/A	4.02	N/A
MSCI ACWI Index	(9.13)	(6.66)	N/A	6.82	N/A	2.65	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

BlackRock 20/80 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	71%
Equity Funds	24
Short-Term Securities	5

Ten Largest Holdings	Percent of Affiliated Investment Companies
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	19%
Master Total Return Portfolio	12
iShares Core U.S. Aggregate Bond ETF	11
BlackRock Global Allocation Fund, Inc., Institutional Class	10
iShares Core S&P Total U.S. Stock Market ETF	7
iShares Floating Rate Bond ETF	7
BlackRock Global Long/Short Credit Fund, Institutional Class	7
iShares TIPS Bond ETF	5
iShares 20+ Year Treasury Bond ETF	4
BlackRock Liquidity Series, LLC, Money Market Series	4

BlackRock 40/60 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	50%
Equity Funds	46
Short-Term Securities	4

Ten Largest Holdings	Percent of Affiliated Investment Companies
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	17%
iShares Core S&P Total U.S. Stock Market ETF	17
BlackRock Global Allocation Fund, Inc., Institutional Class	16
Master Total Return Portfolio	12
BlackRock Global Long/Short Credit Fund, Institutional Class	5
iShares 20+ Year Treasury Bond ETF	4
iShares Floating Rate Bond ETF	4
iShares TIPS Bond ETF	4
BlackRock Global Long/Short Equity Fund, Institutional Class	4
BlackRock Basic Value Fund, Inc., Class K	3

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	9

BlackRock 60/40 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	66%
Fixed Income Funds	30
Short-Term Securities	4

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	20%
BlackRock Global Allocation Fund, Inc., Institutional Class	16
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	12
iShares Core MSCI EAFE ETF	11
BlackRock Basic Value Fund, Inc., Class K	9
Master Total Return Portfolio	8
BlackRock Global Long/Short Equity Fund, Institutional Class	6
iShares TIPS Bond ETF	3
iShares Core MSCI Emerging Markets ETF	3
BlackRock Liquidity Series, LLC, Money Market Series	3

BlackRock 80/20 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	85%
Fixed Income Funds	12
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	22%
iShares Core MSCI EAFE ETF	19
BlackRock Global Allocation Fund, Inc., Institutional Class	15
BlackRock Global SmallCap Fund, Inc., Institutional Class	10
BlackRock Basic Value Fund, Inc., Class K	10
Master Total Return Portfolio	4
BlackRock Global Long/Short Equity Fund, Institutional Class	4
iShares Core MSCI Emerging Markets ETF	4
iShares TIPS Bond ETF	3
BlackRock Liquidity Series, LLC, Money Market Series	2

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the next page (which are based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	11

Expense Examples

	Actual			Hypothetical[1]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[2]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock 20/80 Target Allocation Fund
Institutional	$1,000.00	$980.40	$0.70	$1,000.00	$1,024.37	$0.71	0.14%
Investor A	$1,000.00	$978.50	$2.43	$1,000.00	$1,022.61	$2.48	0.49%
Investor C	$1,000.00	$974.00	$6.14	$1,000.00	$1,018.85	$6.28	1.24%
Class R	$1,000.00	$976.70	$3.82	$1,000.00	$1,021.21	$3.90	0.77%
BlackRock 40/60 Target Allocation Fund
Institutional	$1,000.00	$964.10	$0.59	$1,000.00	$1,024.47	$0.61	0.12%
Investor A	$1,000.00	$963.00	$2.31	$1,000.00	$1,022.71	$2.38	0.47%
Investor C	$1,000.00	$959.30	$6.04	$1,000.00	$1,018.90	$6.23	1.23%
Class R	$1,000.00	$962.00	$3.05	$1,000.00	$1,021.96	$3.14	0.62%
BlackRock 60/40 Target Allocation Fund
Institutional	$1,000.00	$948.70	$0.54	$1,000.00	$1,024.52	$0.56	0.11%
Investor A	$1,000.00	$946.50	$2.29	$1,000.00	$1,022.71	$2.38	0.47%
Investor C	$1,000.00	$943.30	$5.85	$1,000.00	$1,019.05	$6.07	1.20%
Class R	$1,000.00	$945.60	$3.17	$1,000.00	$1,021.81	$3.29	0.65%
BlackRock 80/20 Target Allocation Fund
Institutional	$1,000.00	$929.10	$0.53	$1,000.00	$1,024.52	$0.56	0.11%
Investor A	$1,000.00	$927.40	$2.17	$1,000.00	$1,022.81	$2.28	0.45%
Investor C	$1,000.00	$924.00	$5.79	$1,000.00	$1,019.05	$6.07	1.20%
Class R	$1,000.00	$926.10	$2.95	$1,000.00	$1,022.01	$3.09	0.61%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

[2]

Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Funds invest in Master Portfolios, the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock 20/80 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 25.4%
BlackRock Global Allocation Fund, Inc., Institutional Class	906,972	$17,277,819
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	549,179	6,491,295
iShares Core MSCI EAFE ETF	55,015	2,905,342
iShares Core S&P Total U.S. Stock Market ETF	140,416	12,304,654
iShares MSCI ACWI ETF (c)	53,713	2,897,279

		41,876,389

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 73.5%
BlackRock Global Long/Short Credit Fund, Institutional Class	1,123,650	$11,596,070
BlackRock High Yield Bond Portfolio, Class K	464,755	3,448,481
BlackRock Low Duration Bond Portfolio, Class K	308,768	2,985,785
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,348,752	33,253,108
iShares 20+ Year Treasury Bond ETF (c)	55,738	6,885,873
iShares Core U.S. Aggregate Bond ETF	178,598	19,570,769
iShares Floating Rate Bond ETF	233,282	11,769,077
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,053	3,140,583
iShares TIPS Bond ETF	74,153	8,207,996
Master Total Return Portfolio	$20,382,280	20,382,280

		121,240,022

Short-Term Securities — 5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)	1,418,598	1,418,598
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)	$6,717,542	6,717,542

		8,136,140
Total Affiliated Investment Companies (Cost — $175,790,075) — 103.9%		171,252,551
Liabilities in Excess of Other Assets — (3.9)%		(6,368,674)

Net Assets — 100.0%		$164,883,877

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	13

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., K Class	—	228,884		228,884		—	—	—		$312,979
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	86,713	26,557		113,270		—	—	—		$1,635,505
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	508,551	—		508,551		—	—	—		$190,123
BlackRock Energy & Resources Portfolio, Institutional Class	—	24,993		24,993		—	—	—		$(133,710)
BlackRock Equity Dividend Fund, Institutional Class	99,413	12,979		112,392		—	—	$ 36,923		$682,273
BlackRock EuroFund, Institutional Class	134,780	4,230		139,010		—	—	$ 60,623		$(1,135)
BlackRock Global Allocation Fund, Inc., Institutional Class	—	942,423		35,451		906,972	$17,277,819	$ 87,197		$(13,996)
BlackRock Global Long/Short Credit Fund, Institutional Class	651,971	889,534		417,855		1,123,650	$11,596,070	$ 197,990		$(38,601)
BlackRock Global Long/Short Equity Fund, Institutional Class	443,987	275,758		170,566		549,179	$ 6,491,295	—		$85,429
BlackRock High Yield Bond Portfolio, Class K	—	464,755		—		464,755	$ 3,448,481	$ 39,377		—
BlackRock Liquidity Funds, TempFund, Institutional Class	904,747	513,851	[1]	—		1,418,598	$ 1,418,598	$ 9,054		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$6,717,542	[1]	—		$ 6,717,542	$ 6,717,542	$ 18,132	[2]	—
BlackRock Low Duration Bond Portfolio, Class K	—	308,768		—		308,768	$ 2,985,785	$ 10,423		—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	103,145	28,840		131,985		—	—	—		$304,324
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	696,226	2,744,018		91,492		3,348,752	$33,253,108	$ 311,409		$96,314
iShares 20+ Year Treasury Bond ETF	—	61,534		5,796		55,738	$ 6,885,873	$ 41,089		$3,065
iShares 3-7 Year Treasury Bond ETF	—	33,600		33,600		—	—	$ 4,535		$11,381
iShares Commodities Select Strategy ETF	—	28,000		28,000		—	—	$ 6,184		$(109,910)
iShares Core MSCI EAFE ETF	—	55,155		140		55,015	$ 2,905,342	—		$(969)
iShares Core S&P Total U.S. Stock Market ETF	—	145,643		5,227		140,416	$12,304,654	$ 112,345		$(5,512)
iShares Core U.S. Aggregate Bond ETF	—	237,114		58,516		178,598	$19,570,769	$ 114,793		$(4,363)
iShares Floating Rate Bond ETF	—	233,782		500		233,282	$11,769,077	$ 12,345		$(116)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	27,053		—		27,053	$ 3,140,583	$ 16,995		—
iShares MSCI ACWI ETF	—	123,961		70,248		53,713	$ 2,897,279	$ 84,834		$(86,010)
iShares MSCI EMU ETF	95,727	—		95,727		—	—	$ 25,054		$(246,759)
iShares MSCI Japan ETF	380,270	—		380,270		—	—	—		$(465,994)
iShares Short Treasury Bond ETF	—	70,585		70,585		—	—	—		$(852)
iShares TIPS Bond ETF	—	74,313		160		74,153	$ 8,207,996	$ 21,015		$(59)
iShares U.S. Energy ETF	31,434	—		31,434		—	—	$ 6,860		$(449,414)
iShares U.S. Financials ETF	31,492	10,585		42,077		—	—	$ 24,965		$973,338
iShares U.S. Healthcare ETF	15,794	7,427		23,221		—	—	$ 2,260		$378,861
iShares U.S. Industrials ETF	17,605	—		17,605		—	—	$ 14,489		$92,734
iShares U.S. Real Estate ETF	—	4,053		4,053		—	—	$ 2,675		$(25,830)
iShares U.S. Technology ETF	32,766	—		32,766		—	—	$ 21,570		$1,086,248
Master Basic Value LLC	$ 5,487,470	—		$5,487,470	[3,4]	—	—	$ 44,230		$114,865
Master Large Cap Growth Portfolio	$ 5,557,190	—		$5,557,190	[3,4]	—	—	$ 54,938		$1,273,720
Master Total Return Portfolio	$37,058,770	—		$16,676,490	[3,4]	$20,382,280	$20,382,280	$1,031,170		$875,343

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	Represents net beneficial interest sold.

[4]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$2,314,039	$304,431	$(153,278)	—	$2,465,192

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$40,047	—	$(14,716)	—	$25,331

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts	—	long	$9,002,649
Average notional value of contracts	—	short	$4,342,620

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$144,152,729	$27,099,822	—	$171,252,551

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $6,717,542 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	15

Schedule of Investments September 30, 2015	BlackRock 40/60 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 47.8%
BlackRock Basic Value Fund, Inc., Class K (b)	265,482	$6,546,785
BlackRock Global Allocation Fund, Inc., Institutional Class	1,589,455	30,279,110
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	634,380	7,498,369
iShares Core MSCI EAFE ETF	96,282	5,084,652
iShares Core MSCI Emerging Markets ETF	102,396	4,084,576
iShares Core S&P Total U.S. Stock Market ETF	355,179	31,124,336
iShares MSCI ACWI ETF	53,074	2,862,812

		87,480,640

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 51.3%
BlackRock Global Long/Short Credit Fund, Institutional Class	891,082	$9,195,963
BlackRock High Yield Bond Portfolio, Class K	113,818	844,528
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,223,000	32,004,388
iShares 20+ Year Treasury Bond ETF (c)	64,721	7,995,632
iShares Core U.S. Aggregate Bond ETF	27,935	3,061,117
iShares Floating Rate Bond ETF	150,623	7,598,930
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	24,410	2,597,224
iShares TIPS Bond ETF	68,127	7,540,978
Master Total Return Portfolio	$22,990,720	22,990,720

		93,829,480

Short-Term Securities — 4.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)	1,662,173	1,662,173
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)	$5,755,810	5,755,810

		7,417,983
Total Affiliated Investment Companies (Cost — $197,542,261) — 103.2%		188,728,103
Liabilities in Excess of Other Assets — (3.2)%		(5,902,693)

Net Assets — 100.0%		$182,825,410

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	536,421		270,939		265,482	$6,546,785	—		$361,055
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	216,926	49,839		266,765		—	—	—		$3,502,218
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	526,687	—		526,687		—	—	—		$197,227
BlackRock Energy & Resources Portfolio, Institutional Class	—	110,988		110,988		—	—	—		$(666,647)
BlackRock Equity Dividend Fund, Institutional Class	249,573	15,114		264,687		—	—	$90,730		$1,504,581
BlackRock EuroFund, Institutional Class	262,511	211,364		473,875		—	—	$160,994		$132,111
BlackRock Global Allocation Fund, Inc., Institutional Class	—	1,613,613		24,158		1,589,455	$30,279,110	$129,073		(34,560)
BlackRock Global Long/Short Credit Fund, Institutional Class	614,448	446,536		169,902		891,082	$9,195,963	$205,386		$12,448
BlackRock Global Long/Short Equity Fund, Institutional Class	459,820	577,466		402,906		634,380	$7,498,369	—		$58,703
BlackRock High Yield Bond Portfolio, Class K	—	113,818		—		113,818	$844,528	$9,886		—
BlackRock Liquidity Funds, TempFund, Institutional Class	4,686,158	—		3,023,985	[1]	1,662,173	$1,662,173	$12,935		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$5,755,810	[2]	—		$5,755,810	$5,755,810	$37,679	[3]	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	201,262	56,275		257,537		—	—	—		$747,477
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	655,870	2,644,804		77,674		3,223,000	$32,004,388	$304,241		$94,667
iShares 20+ Year Treasury Bond ETF	—	74,135		9,414		64,721	$7,995,632	$49,698		$5,663
iShares 3-7 Year Treasury Bond ETF	—	71,358		71,358		—	—	$9,582		$24,339
iShares Core MSCI EAFE ETF	—	97,522		1,240		96,282	$5,084,652	—		$(6,045)
iShares Core MSCI Emerging Markets ETF	—	126,107		23,711		102,396	$4,084,576	$48,928		$(74,525)
iShares Core S&P Total U.S. Stock Market ETF	—	413,155		57,976		355,179	$31,124,336	$312,946		$(64,205)
iShares Core U.S. Aggregate Bond ETF	—	53,007		25,072		27,935	$3,061,117	$23,322		$(1,404)
iShares Floating Rate Bond ETF	—	152,393		1,770		150,623	$7,598,930	$6,112		$(310)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	46,944		22,534		24,410	$2,597,224	$40,728		$(26,706)
iShares MSCI ACWI ETF	—	124,050		70,976		53,074	$2,862,812	$84,077		$(90,722)
iShares MSCI EMU ETF	123,926	—		123,926		—	—	$32,835		$(319,449)
iShares MSCI Japan ETF	692,827	—		692,827		—	—	—		$(832,584)
iShares Short Treasury Bond ETF	—	82,224		82,224		—	—	—		$(975)
iShares TIPS Bond ETF	—	68,927		800		68,127	$7,540,978	$19,464		$(575)
iShares U.S. Energy ETF	61,158			61,158		—	—	$13,346		$(874,381)
iShares U.S. Financials ETF	61,153	14,558		75,711		—	—	$46,392		$1,878,160
iShares U.S. Healthcare ETF	30,720	15,491		46,211		—	—	$4,109		$747,411
iShares U.S. Industrials ETF	33,972	—		33,972		—	—	$28,572		$180,945
iShares U.S. Real Estate ETF	—	13,902		13,902		—	—	$9,175		$(88,598)
iShares U.S. Technology ETF	63,627	—		63,627		—	—	$37,592		$1,781,569
Master Basic Value LLC	$13,224,853	—		$13,224,853	[1,4]	—	—	$106,595		$108,109
Master Large Cap Growth Portfolio	$13,381,162	—		$13,381,162	[1,4]	—	—	$128,480		$2,730,013
Master Total Return Portfolio	$31,981,599	—		$8,990,879	[1,4]	$22,990,720	$22,990,720	$913,032		$720,562

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	17

Schedule of Investments (concluded)	BlackRock 40/60 Target Allocation Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$3,856,517	$327,926	$(259,235)	—	$3,925,208

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$101,741	—	$(63,277)	—	$38,464

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts	—	long	$14,179,647
Average notional value of contracts	—	short	$7,291,686

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$159,981,573	$28,746,530	—	$188,728,103

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $5,755,810 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015	BlackRock 60/40 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 68.3%
BlackRock Basic Value Fund, Inc., Class K (b)	481,180	$11,865,901
BlackRock Global Allocation Fund, Inc., Institutional Class	1,119,311	21,322,884
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	673,616	7,962,142
iShares Core MSCI EAFE ETF	274,121	14,476,330
iShares Core MSCI Emerging Markets ETF	90,739	3,619,579
iShares Core S&P Total U.S. Stock Market ETF (c)	294,837	25,836,566
iShares MSCI ACWI ETF (c)	19,579	1,056,091

		86,139,493

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 31.0%
BlackRock Global Long/Short Credit Fund, Institutional Class	238,706	$2,463,451
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	1,600,263	15,890,607
iShares Core U.S. Aggregate Bond ETF	10,864	1,190,477
iShares Floating Rate Bond ETF	49,456	2,495,055
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	21,598	2,298,027
iShares TIPS Bond ETF	36,047	3,990,042
Master Total Return Portfolio	$10,762,947	10,762,947

		39,090,606

Short-Term Securities — 3.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)	1,374,481	1,374,481
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)	$3,316,362	3,316,362

		4,690,843
Total Affiliated Investment Companies (Cost — $138,072,409) — 103.0%		129,920,942
Liabilities in Excess of Other Assets — (3.0)%		(3,771,970)

Net Assets — 100.0%		$126,148,972

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	19

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	578,433		97,253		481,180	$11,865,901	—		$46,642
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	152,591	69,682		222,273		—	—	—		$2,825,434
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	179,290	—		179,290		—	—	—		$66,337
BlackRock Energy & Resources Portfolio, Institutional Class	—	68,619		68,619		—	—	—		$(437,286)
BlackRock Equity Dividend Fund, Institutional Class	174,887	46,912		221,799		—	—	$67,663		$1,738,069
BlackRock EuroFund, Institutional Class	238,118	131,850		369,968		—	—	$133,379		$42,353
BlackRock Global Allocation Fund, Inc., Institutional Class	—	1,121,644		2,333		1,119,311	$21,322,884	$87,396		$(793)
BlackRock Global Long/Short Credit Fund, Institutional Class	245,973	184,283		191,550		238,706	$ 2,463,451	$82,219		$(21,259)
BlackRock Global Long/Short Equity Fund, Institutional Class	156,528	518,568		1,480		673,616	$ 7,962,142	—		$1,608
BlackRock Liquidity Funds, TempFund, Institutional Class	1,973,217	—		598,736	[1]	1,374,481	$ 1,374,481	$6,033		—
BlackRock Liquidity Series, LLC, Money Market Series	$3,105,000	$211,362	[2]	—		$ 3,316,362	$ 3,316,362	$33,082	[3]	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	181,732	50,815		232,547		—	—	—		$647,339
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	262,173	1,341,437		3,347		1,600,263	$15,890,607	$128,121		$45,815
iShares Core MSCI EAFE ETF	—	274,574		453		274,121	$14,476,330	$147,194		$(1,118)
iShares Core MSCI Emerging Markets ETF	—	90,739		—		90,739	$ 3,619,579	$28,029		—
iShares Core S&P Total U.S. Stock Market ETF	—	308,143		13,306		294,837	$25,836,566	$230,071		$(1,326)
iShares Core U.S. Aggregate Bond ETF	—	27,032		16,168		10,864	$ 1,190,477	$9,975		$(999)
iShares Floating Rate Bond ETF	—	49,456		—		49,456	$ 2,495,055	$1,867		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	29,893		8,295		21,598	$ 2,298,027	$27,891		$(9,571)
iShares MSCI ACWI ETF	—	61,318		41,739		19,579	$ 1,056,091	$42,146		$(50,755)
iShares MSCI EMU ETF	84,372	—		84,372		—	—	$22,082		$(217,489)
iShares MSCI Japan ETF	531,204	—		531,204		—	—	—		$(647,407)
iShares MSCI USA Minimum Volatility ETF	—	75,479		75,479		—	—	$14,893		$35,622
iShares Short Treasury Bond ETF	—	52,335		52,335		—	—	—		$(642)
iShares TIPS Bond ETF	—	36,047		—		36,047	$ 3,990,042	$9,538		—
iShares U.S. Energy ETF	55,411	—		55,411		—	—	$12,092		$(768,058)
iShares U.S. Financials ETF	43,356	16,385		59,741		—	—	$35,161		$1,343,628
iShares U.S. Healthcare ETF	35,666	—		35,666		—	—	$12,299		$829,689
iShares U.S. Industrials ETF	30,810	—		30,810		—	—	$25,812		$163,774
iShares U.S. Real Estate ETF	—	13,070		13,070		—	—	$8,626		$(83,296)
iShares U.S. Technology ETF	57,758	—		57,758		—	—	$30,296		$1,250,661
Master Basic Value LLC	$9,666,198	—		$9,666,198	[1,4]	—	—	$77,912		$(217,898)
Master Large Cap Growth Portfolio	$9,788,609	—		$9,788,609	[1,4]	—	—	$104,836		$2,344,434
Master Total Return Portfolio	$10,907,860	—		$144,913	[1,4]	$10,762,947	$10,762,947	$319,790		$243,587

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock 60/40 Target Allocation Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$2,827,624	$144,233	$(275,502)	—	$2,696,355

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$99,576	—	$(77,256)	—	$22,320

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts	—	long	$10,195,409
Average notional value of contracts	—	short	$8,082,672

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$115,841,633	$14,079,309	—	$129,920,942

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $3,316,362 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	21

Schedule of Investments September 30, 2015	BlackRock 80/20 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 87.4%
BlackRock Basic Value Fund, Inc., Class K (b)	229,584	$5,661,535
BlackRock Global Allocation Fund, Inc., Institutional Class	473,301	9,016,384
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	213,799	2,527,101
BlackRock Global SmallCap Fund, Inc., Institutional Class	275,969	6,258,968
iShares Core MSCI EAFE ETF	218,916	11,560,954
iShares Core MSCI Emerging Markets ETF	63,172	2,519,931
iShares Core S&P Total U.S. Stock Market ETF	154,657	13,552,593
iShares MSCI ACWI ETF (c)	9,928	535,516

		51,632,982

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 12.2%
BlackRock Global Long/Short Credit Fund, Institutional Class	116,108	$1,198,235
iShares Core U.S. Aggregate Bond ETF	5,945	651,453
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	8,396	893,334
iShares TIPS Bond ETF	17,256	1,910,067
Master Total Return Portfolio	$2,573,555	2,573,555

		7,226,644

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)	578,878	578,878
BlackRock Liquidity Series, LLC, Money Market Series, 0.26% (d)(e)	$1,274,821	1,274,821

		1,853,699
Total Affiliated Investment Companies (Cost — $65,955,688) — 102.7%		60,713,325
Liabilities in Excess of Other Assets — (2.7)%		(1,613,016)

Net Assets — 100.0%		$59,100,309

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2015	Value at September 30, 2015	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	—	298,441		68,857		229,584	$ 5,661,535	—		$65,220
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	95,750	30,908		126,658		—	—	—		$1,786,621
BlackRock Energy & Resources Portfolio, Institutional Class	—	38,424		38,424		—	—	—		$(172,379)
BlackRock Equity Dividend Fund, Institutional Class	109,747	15,993		125,740		—	—	$40,949		$918,364
BlackRock EuroFund, Institutional Class	149,179	35,210		184,389		—	—	$67,099		$(41,583)
BlackRock Global Allocation Fund, Inc., Institutional Class	—	481,161		7,860		473,301	$ 9,016,384	$40,451		$(6,174)
BlackRock Global Long/Short Credit Fund, Institutional Class	—	127,182		11,074		116,108	$ 1,198,235	—		$(699)
BlackRock Global Long/Short Equity Fund, Institutional Class	—	216,108		2,309		213,799	$ 2,527,101	—		$(409)
BlackRock Global SmallCap Fund, Inc., Institutional Class	—	280,592		4,623		275,969	$ 6,258,968	—		$(6,169)
BlackRock Liquidity Funds, TempFund, Institutional Class	5,070,733	—		4,491,855	[1]	578,878	$ 578,878	$4,360		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,274,821	[2]	—		$1,274,821	$ 1,274,821	$15,154	[3]	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	113,615	31,768		145,383		—	—	—		$382,117
iShares Core MSCI EAFE ETF	—	222,545		3,629		218,916	$11,560,954	$142,219		$(12,113)
iShares Core MSCI Emerging Markets ETF	—	64,813		1,641		63,172	$ 2,519,931	$20,854		$(8,596)
iShares Core S&P Total U.S. Stock Market ETF	—	167,895		13,238		154,657	$13,552,593	$120,102		$(7,331)
iShares Core U.S. Aggregate Bond ETF	—	6,043		98		5,945	$ 651,453	$2,117		$(9)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	14,241		5,845		8,396	$ 893,334	$11,400		$(6,777)
iShares MSCI ACWI ETF	—	23,647		13,719		9,928	$ 535,516	$15,294		$(16,722)
iShares MSCI EMU ETF	42,305	—		42,305		—	—	$11,072		$(109,051)
iShares MSCI Japan ETF	295,827	—		295,827		—	—	—		$(365,786)
iShares MSCI USA Minimum Volatility ETF	—	35,072		35,072		—	—	$6,737		$17,236
iShares Short Treasury Bond ETF	—	3,549		3,549		—	—	—		$(44)
iShares TIPS Bond ETF	—	17,540		284		17,256	$ 1,910,067	$4,404		$(231)
iShares U.S. Energy ETF	34,770	—		34,770		—	—	$7,588		$(497,110)
iShares U.S. Financials ETF	34,740	—		34,740		—	—	$23,408		$979,141
iShares U.S. Healthcare ETF	17,467	1,503		18,970		—	—	$7,302		$448,826
iShares U.S. Industrials ETF	19,343	—		19,343		—	—	$17,136		$105,850
iShares U.S. Real Estate ETF	—	7,820		7,820		—	—	$5,161		$(49,837)
iShares U.S. Technology ETF	36,155	—		36,155		—	—	$19,426		$612,049
Master Basic Value LLC	$5,508,829	—		$5,508,829	[1,4]	—	—	$44,402		$79,401
Master Large Cap Growth Portfolio	$5,581,295	—		$5,581,295	[1,4]	—	—	$56,899		$1,451,539
Master Total Return Portfolio	—	$2,573,555	[2,4]	—		$2,573,555	$ 2,573,555	$18,392		$(8,179)

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	23

Schedule of Investments (concluded)	BlackRock 80/20 Target Allocation Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$1,281,393	$19,074	—	—	$1,300,467

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$49,788	—	—	—	$49,788

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts	—	long	$5,011,363
Average notional value of contracts	—	short	$332,053

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$56,864,949	$3,848,376	—	$60,713,325

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $1,274,821 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Assets and Liabilities

September 30, 2015	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Assets
Investments at value — affiliated[1,2]	$171,252,551	$188,728,103	$129,920,942	$60,713,325
Receivables:
Securities lending income — affiliated	1,962	8,199	5,638	2,046
Capital shares sold	1,763,435	1,906,821	856,873	283,809
Dividends — affiliated	63,275	159,405	131,647	69,280
From the Manager	74,843	98,444	69,072	55,854
Prepaid expenses	29,731	29,167	24,476	23,473

Total assets	173,185,797	190,930,139	131,008,648	61,147,787

Liabilities
Collateral on securities loaned at value	6,717,542	5,755,810	3,316,362	1,274,821
Payables:
Investments purchased — affiliated	1,156,933	1,463,812	1,261,246	529,663
Capital shares redeemed	286,209	726,449	158,158	160,873
Officer’s and Trustees’ fees	4,485	4,635	4,370	4,167
Other accrued expenses	72,065	82,444	67,419	57,174
Other affiliates	1,843	1,768	1,154	70
Service and distribution fees	62,843	69,811	50,967	20,710

Total liabilities	8,301,920	8,104,729	4,859,676	2,047,478

Net Assets	$164,883,877	$182,825,410	$126,148,972	$59,100,309

Net Assets Consist of
Paid-in capital	$159,330,294	$173,826,644	$119,648,523	$55,669,675
Undistributed net investment income	1,071,844	1,190,274	691,502	274,984
Undistributed net realized gain	9,019,263	16,622,650	13,960,414	8,398,013
Net unrealized depreciation	(4,537,524)	(8,814,158)	(8,151,467)	(5,242,363)

Net Assets	$164,883,877	$182,825,410	$126,148,972	$59,100,309

[1] Investments at cost — affiliated	$175,790,075	$197,542,261	$138,072,409	$65,955,688
[2] Securities loaned at value	$6,593,003	$5,643,082	$3,287,024	$1,264,175

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	25

Statements of Assets and Liabilities (concluded)

September 30, 2015	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Net Asset Value
Institutional
Net assets	$22,738,464	$22,581,061	$8,754,907	$7,435,746

Shares outstanding[1]	1,978,053	1,956,590	706,892	637,195

Net asset value	$11.50	$11.54	$12.39	$11.67

Investor A
Net assets	$75,293,031	$86,087,568	$64,012,250	$29,595,060

Shares outstanding[1]	6,623,932	7,513,922	5,236,213	2,573,123

Net asset value	$11.37	$11.46	$12.22	$11.50

Investor C
Net assets	$57,521,157	$59,026,361	$45,307,504	$16,280,261

Shares outstanding[1]	5,116,941	5,219,520	3,779,394	1,455,143

Net asset value	$11.24	$11.31	$11.99	$11.19

Class R
Net assets	$9,331,225	$15,130,420	$8,074,311	$5,789,242

Shares outstanding[1]	825,649	1,327,489	663,286	507,625

Net asset value	$11.30	$11.40	$12.17	$11.40

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Operations

Year Ended September 30, 2015	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Investment Income
Dividends — affiliated	$1,265,004	$1,680,123	$1,162,783	$567,079
Securities lending — affiliated — net	18,132	37,679	33,082	15,154
Other income — affiliated	3,772	—	—	—
Net investment income allocated from the affiliated Master Portfolios:
Income	1,130,338	1,148,107	502,538	119,693
Expenses	(68,639)	(106,032)	(68,534)	(31,749)

Total income	2,348,607	2,759,877	1,629,869	670,177

Fund Expenses
Service and distribution — class specific	652,577	826,729	552,486	238,401
Transfer agent — class specific	147,376	197,574	133,203	87,466
Professional	79,464	85,059	75,293	61,051
Registration	73,160	77,946	65,282	60,785
Administration	62,707	82,003	50,239	23,991
Printing	33,181	39,819	29,734	21,892
Accounting services	32,351	37,662	27,866	17,100
Administration — class specific	26,663	34,661	21,235	10,100
Officer and Trustees	21,066	21,669	20,688	19,939
Custodian	16,000	15,992	16,028	15,624
Miscellaneous	9,517	10,033	9,306	8,474
Recoupment of past waived and/or reimbursed fees — class specific	7,176	8,700	73	—

Total expenses	1,161,238	1,437,847	1,001,433	564,823
Less:
Administration fees waived	(62,707)	(82,003)	(50,239)	(23,991)
Administration fees waived — class specific	(15,645)	(16,322)	(16,862)	(10,060)
Transfer agent fees waived — class specific	(1,018)	(1,104)	(1,969)	(2,727)
Transfer agent fees reimbursed — class specific	(29,652)	(69,635)	(37,307)	(51,245)
Expenses reimbursed by the Manager	(127,239)	(160,559)	(185,473)	(172,784)

Total expenses after fees waived and/or reimbursed	924,977	1,108,224	709,583	304,016

Net investment income	1,423,630	1,651,653	920,286	366,161

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	2,969,157	5,448,674	4,758,304	2,786,435
Capital gain distributions received from affiliated investment companies	1,300,187	2,698,214	2,038,668	1,227,969
Allocation from the affiliated Master Portfolios	2,263,928	3,558,684	2,370,123	1,522,761
Financial futures contracts	2,465,192	3,925,208	2,696,355	1,300,467
Foreign currency transactions	75,588	121,963	85,140	38,261

	9,074,052	15,752,743	11,948,590	6,875,893

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(7,293,130)	(14,874,145)	(13,070,728)	(7,965,948)
Allocation from the affiliated Master Portfolios	(1,538,315)	(1,957,192)	(1,180,855)	(869,341)
Financial futures contracts	25,331	38,464	22,320	49,788

	(8,806,114)	(16,792,873)	(14,229,263)	(8,785,501)

Net realized and unrealized gain (loss)	267,938	(1,040,130)	(2,280,673)	(1,909,608)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,691,568	$611,523	$(1,360,387)	$(1,543,447)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	27

Statements of Changes in Net Assets

	BlackRock 20/80 Target Allocation Fund		BlackRock 40/60 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$1,423,630	$1,301,715	$1,651,653	$1,372,750
Net realized gain	9,074,052	7,221,761	15,752,743	14,793,731
Net change in unrealized depreciation	(8,806,114)	(1,413,452)	(16,792,873)	(4,182,175)

Net increase in net assets resulting from operations	1,691,568	7,110,024	611,523	11,984,306

Distributions to Shareholders From[1]
Net investment income:
Institutional	(322,047)	(157,238)	(404,952)	(201,907)
Investor A	(1,384,971)	(791,681)	(1,623,169)	(1,376,925)
Investor C	(964,456)	(535,809)	(879,253)	(931,454)
Class R	(238,533)	(165,277)	(342,631)	(489,718)
Net realized gain:
Institutional	(510,018)	(183,312)	(1,177,292)	(160,297)
Investor A	(2,463,808)	(1,079,205)	(5,344,632)	(1,250,157)
Investor C	(2,208,218)	(1,034,459)	(4,159,710)	(1,204,026)
Class R	(465,991)	(254,055)	(1,249,769)	(466,845)

Decrease in net assets resulting from distributions to shareholders	(8,558,042)	(4,201,036)	(15,181,408)	(6,081,329)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	68,656,167	19,390,922	52,273,899	27,342,198

Net Assets
Total increase in net assets	61,789,693	22,299,910	37,704,014	33,245,175
Beginning of year	103,094,184	80,794,274	145,121,396	111,876,221

End of year	$164,883,877	$103,094,184	$182,825,410	$145,121,396

Undistributed net investment income, end of year	$1,071,844	$1,505,182	$1,190,274	$1,411,675

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock 60/40 Target Allocation Fund		BlackRock 80/20 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$920,286	$532,910	$366,161	$170,828
Net realized gain	11,948,590	13,550,253	6,875,893	9,674,355
Net change in unrealized depreciation	(14,229,263)	(4,290,057)	(8,785,501)	(4,515,491)

Net increase (decrease) in net assets resulting from operations	(1,360,387)	9,793,106	(1,543,447)	5,329,692

Distributions to Shareholders From[1]
Net investment income:
Institutional	(165,406)	(55,355)	(71,762)	(27,815)
Investor A	(1,323,558)	(598,212)	(619,203)	(217,015)
Investor C	(873,119)	(201,512)	(300,518)	(102,904)
Class R	(197,922)	(72,928)	(188,519)	(79,570)
Net realized gain:
Institutional	(302,877)	—	(257,292)	—
Investor A	(2,810,721)	—	(2,517,576)	—
Investor C	(2,463,423)	—	(1,828,425)	—
Class R	(456,001)	—	(834,388)	—

Decrease in net assets resulting from distributions to shareholders	(8,593,027)	(928,007)	(6,617,683)	(427,304)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	47,582,709	(3,370,874)	23,003,424	(5,608,094)

Net Assets
Total increase (decrease) in net assets	37,629,295	5,494,225	14,842,294	(705,706)
Beginning of year	88,519,677	83,025,452	44,258,015	44,963,721

End of year	$126,148,972	$88,519,677	$59,100,309	$44,258,015

Undistributed net investment income, end of year	$691,502	$1,466,994	$274,984	$639,168

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	29

Financial Highlights	BlackRock 20/80 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.15	$11.78	$11.31	$10.14	$10.19	$12.02	$11.67	$11.21	$10.06	$10.12

Net investment income[1]	0.21	0.25	0.29	0.32	0.33	0.16	0.20	0.25	0.27	0.28
Net realized and unrealized gain (loss)	0.17	0.79	0.68	1.23	(0.10)	0.17	0.77	0.68	1.22	(0.10)

Net increase from investment operations	0.38	1.04	0.97	1.55	0.23	0.33	0.97	0.93	1.49	0.18

Distributions from:[2]
Net investment income	(0.40)	(0.31)	(0.29)	(0.31)	(0.28)	(0.35)	(0.26)	(0.26)	(0.27)	(0.24)
Net realized gain	(0.63)	(0.36)	(0.21)	(0.07)	—	(0.63)	(0.36)	(0.21)	(0.07)	—

Total distributions	(1.03)	(0.67)	(0.50)	(0.38)	(0.28)	(0.98)	(0.62)	(0.47)	(0.34)	(0.24)

Net asset value, end of year	$11.50	$12.15	$11.78	$11.31	$10.14	$11.37	$12.02	$11.67	$11.21	$10.06

Total Return[3]
Based on net asset value	3.12%	9.04%	8.92%	15.66%	2.15%[4]	2.77%	8.54%	8.55%	15.19%	1.71%[4]

Ratios to Average Net Assets
Total expenses[5]	0.41%	0.47%	0.63%	0.84%	0.77%	0.71%[6]	0.79%[6]	0.97%[6]	1.15%[6]	1.10%

Total expenses after fees waived and/or reimbursed[5]	0.16%	0.27%	0.35%	0.47%	0.40%	0.54%	0.67%	0.75%	0.87%	0.78%

Net investment income[5]	1.80%	2.05%	2.55%	3.00%	3.11%	1.37%	1.66%	2.17%	2.56%	2.67%

Supplemental Data
Net assets, end of year (000)	$22,738	$9,571	$5,252	$1,692	$1,399	$75,293	$45,095	$34,939	$26,058	$14,922

Portfolio turnover rate	99%	46%	45%	48%	144%	99%	46%	45%	48%	144%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.37%	0.24%	0.26%	0.42%

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 0.70%. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock 20/80 Target Allocation Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.91	$11.57	$11.12	$9.97	$10.03	$11.96	$11.60	$11.15	$10.00	$10.05

Net investment income[1]	0.07	0.11	0.16	0.20	0.21	0.12	0.17	0.22	0.25	0.26
Net realized and unrealized gain (loss)	0.16	0.77	0.68	1.21	(0.10)	0.17	0.78	0.67	1.21	(0.09)

Net increase from investment operations	0.23	0.88	0.84	1.41	0.11	0.29	0.95	0.89	1.46	0.17

Distributions from:[2]
Net investment income	(0.27)	(0.18)	(0.18)	(0.19)	(0.17)	(0.32)	(0.23)	(0.23)	(0.24)	(0.22)
Net realized gain	(0.63)	(0.36)	(0.21)	(0.07)	—	(0.63)	(0.36)	(0.21)	(0.07)	—

Total distributions	(0.90)	(0.54)	(0.39)	(0.26)	(0.17)	(0.95)	(0.59)	(0.44)	(0.31)	(0.22)

Net asset value, end of year	$11.24	$11.91	$11.57	$11.12	$9.97	$11.30	$11.96	$11.60	$11.15	$10.00

Total Return[3]
Based on net asset value	1.92%	7.80%	7.74%	14.40%	0.99%[4]	2.41%	8.40%	8.22%	14.94%	1.62%[4]

Ratios to Average Net Assets
Total expenses[5]	1.44%[6]	1.54%	1.73%	1.95%	1.90%	1.01%	1.13%	1.30%	1.56%	1.51%

Total expenses after fees waived and/or reimbursed[5]	1.27%	1.39%	1.47%	1.59%	1.52%	0.79%	0.88%	0.96%	1.08%	1.01%

Net investment income[5]	0.62%	0.94%	1.46%	1.89%	1.97%	1.05%	1.45%	1.96%	2.40%	2.47%

Supplemental Data
Net assets, end of year (000)	$57,521	$39,413	$32,357	$28,169	$22,824	$9,331	$9,016	$8,247	$7,911	$6,796

Portfolio turnover rate	99%	46%	45%	48%	144%	99%	46%	45%	48%	144%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.37%	0.24%	0.26%	0.42%

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the year ended September 30, 2015.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	31

Financial Highlights	BlackRock 40/60 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.64	$12.15	$10.96	$9.48	$9.62	$12.56	$12.06	$10.90	$9.43	$9.56

Net investment income[1]	0.20	0.20	0.26	0.26	0.24	0.15	0.17	0.21	0.22	0.20
Net realized and unrealized gain (loss)	0.03	1.06	1.11	1.50	(0.14)	0.04	1.05	1.11	1.49	(0.13)

Net increase from investment operations	0.23	1.26	1.37	1.76	0.10	0.19	1.22	1.32	1.71	0.07

Distributions from:[2]
Net investment income	(0.34)	(0.43)	(0.18)	(0.28)	(0.24)	(0.30)	(0.38)	(0.16)	(0.24)	(0.20)
Net realized gain	(0.99)	(0.34)	—	—	—	(0.99)	(0.34)	—	—	—

Total distributions	(1.33)	(0.77)	(0.18)	(0.28)	(0.24)	(1.29)	(0.72)	(0.16)	(0.24)	(0.20)

Net asset value, end of year	$11.54	$12.64	$12.15	$10.96	$9.48	$11.46	$12.56	$12.06	$10.90	$9.43

Total Return[3]
Based on net asset value	1.66%	10.73%	12.72%	18.90%	0.85%[4]	1.33%	10.41%	12.25%	18.45%	0.59%[4]

Ratios to Average Net Assets
Total expenses[5]	0.43%	0.45%	0.54%	0.70%	0.64%	0.68%[6]	0.73%	0.81%	0.96%	0.89%

Total expenses after fees waived and/or reimbursed[5]	0.14%	0.23%	0.27%	0.37%	0.31%	0.50%	0.60%	0.62%	0.74%	0.69%

Net investment income[5]	1.67%	1.61%	2.22%	2.49%	2.34%	1.24%	1.33%	1.88%	2.12%	1.95%

Supplemental Data
Net assets, end of year (000)	$22,581	$14,627	$4,948	$2,141	$1,336	$86,088	$63,500	$49,473	$39,411	$24,336

Portfolio turnover rate	117%	60%	51%	57%	147%	117%	60%	51%	57%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.43%	0.36%	0.37%	0.50%

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the year ended September 30, 2015.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock 40/60 Target Allocation Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.41	$11.91	$10.78	$9.32	$9.46	$12.49	$12.00	$10.84	$9.38	$9.51

Net investment income[1]	0.06	0.07	0.12	0.14	0.12	0.13	0.15	0.20	0.21	0.18
Net realized and unrealized gain (loss)	0.04	1.04	1.10	1.48	(0.13)	0.04	1.04	1.11	1.47	(0.12)

Net increase (decrease) from investment operations	0.10	1.11	1.22	1.62	(0.01)	0.17	1.19	1.31	1.68	0.06

Distributions from:[2]
Net investment income	(0.21)	(0.27)	(0.09)	(0.16)	(0.13)	(0.27)	(0.36)	(0.15)	(0.22)	(0.19)
Net realized gain	(0.99)	(0.34)	—	—	—	(0.99)	(0.34)	—	—	—

Total distributions	(1.20)	(0.61)	(0.09)	(0.16)	(0.13)	(1.26)	(0.70)	(0.15)	(0.22)	(0.19)

Net asset value, end of year	$11.31	$12.41	$11.91	$10.78	$9.32	$11.40	$12.49	$12.00	$10.84	$9.38

Total Return[3]
Based on net asset value	0.57%	9.52%	11.39%	17.51%	(0.23)%[4]	1.18%	10.21%	12.19%	18.16%	0.54%[4]

Ratios to Average Net Assets
Total expenses[5]	1.44%[6]	1.50%[6]	1.62%[6]	1.77%[6]	1.68%	0.96%	1.01%	1.12%[6]	1.26%	1.19%

Total expenses after fees waived and/or reimbursed[5]	1.27%	1.38%	1.42%	1.52%	1.46%	0.64%	0.73%	0.77%	0.87%	0.81%

Net investment income[5]	0.47%	0.56%	1.11%	1.41%	1.22%	1.06%	1.22%	1.76%	2.04%	1.81%

Supplemental Data
Net assets, end of year (000)	$59,026	$50,554	$41,748	$39,805	$36,963	$15,130	$16,440	$15,707	$14,881	$12,385

Portfolio turnover rate	117%	60%	51%	57%	147%	117%	60%	51%	57%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.43%	0.36%	0.37%	0.50%

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015 and the year ended September 30, 2014, the ratio would have been 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	33

Financial Highlights	BlackRock 60/40 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.64	$12.32	$10.77	$9.04	$9.19	$13.46	$12.18	$10.65	$8.95	$9.10

Net investment income[1]	0.21	0.17	0.21	0.22	0.16	0.16	0.11	0.16	0.16	0.12
Net realized and unrealized gain (loss)	(0.10)	1.35	1.55	1.70	(0.17)	(0.11)	1.34	1.54	1.70	(0.16)

Net increase (decrease) from investment operations	0.11	1.52	1.76	1.92	(0.01)	0.05	1.45	1.70	1.86	(0.04)

Distributions from:[2]
Net investment income	(0.48)	(0.20)	(0.21)	(0.19)	(0.14)	(0.41)	(0.17)	(0.17)	(0.16)	(0.11)
Net realized gain	(0.88)	—	—	—	—	(0.88)	—	—	—	—

Total dividends and distributions	(1.36)	(0.20)	(0.21)	(0.19)	(0.14)	(1.29)	(0.17)	(0.17)	(0.16)	(0.11)

Net asset value, end of year	$12.39	$13.64	$12.32	$10.77	$9.04	$12.22	$13.46	$12.18	$10.65	$8.95

Total Return[3]
Based on net asset value	0.43%	12.43%	16.62%	21.49%	(0.21)%[4]	0.00%	11.95%	16.20%	20.94%	(0.54)%[4]

Ratios to Average Net Assets
Total expenses[5]	0.55%	0.56%	0.65%	0.75%	0.61%	0.76%[6]	0.81%[6]	0.86%[6]	1.00%	0.92%[6]

Total expenses after fees waived and/or reimbursed[5]	0.13%	0.21%	0.20%	0.29%	0.24%	0.49%	0.59%	0.58%	0.67%	0.61%

Net investment income[5]	1.60%	1.25%	1.80%	2.20%	1.56%	1.20%	0.86%	1.42%	1.59%	1.21%

Supplemental Data
Net assets, end of year (000)	$8,755	$4,242	$3,116	$2,415	$3,178	$64,012	$40,375	$42,946	$24,239	$20,879

Portfolio turnover rate	118%	69%	65%	46%	150%	118%	69%	65%	46%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.49%	0.48%	0.49%	0.59%

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 0.80% and 0.90%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock 60/40 Target Allocation Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.21	$11.96	$10.46	$8.77	$8.92	$13.40	$12.11	$10.58	$8.88	$9.03

Net investment income[1]	0.06	0.02	0.09	0.09	0.05	0.13	0.09	0.15	0.14	0.10
Net realized and unrealized gain (loss)	(0.09)	1.31	1.50	1.67	(0.16)	(0.10)	1.33	1.52	1.69	(0.15)

Net increase (decrease) from investment operations	(0.03)	1.33	1.59	1.76	(0.11)	0.03	1.42	1.67	1.83	(0.05)

Distributions from:[2]
Net investment income	(0.31)	(0.08)	(0.09)	(0.07)	(0.04)	(0.38)	(0.13)	(0.14)	(0.13)	(0.10)
Net realized gain	(0.88)	—	—	—	—	(0.88)	—	—	—	—

Total dividends and distributions	(1.19)	(0.08)	(0.09)	(0.07)	(0.04)	(1.26)	(0.13)	(0.14)	(0.13)	(0.10)

Net asset value, end of year	$11.99	$13.21	$11.96	$10.46	$8.77	$12.17	$13.40	$12.11	$10.58	$8.88

Total Return[3]
Based on net asset value	(0.63)%	11.14%	15.30%	20.12%	(1.24)%[4]	(0.16)%	11.75%	16.03%	20.73%	(0.64)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.51%	1.57%	1.67%	1.80%	1.70%	1.03%	1.12%[6]	1.16%	1.29%	1.18%

Total expenses after fees waived and/or reimbursed[5]	1.22%	1.31%	1.30%	1.39%	1.34%	0.67%	0.76%	0.75%	0.84%	0.79%

Net investment income[5]	0.45%	0.14%	0.77%	0.89%	0.52%	0.99%	0.69%	1.32%	1.44%	1.03%

Supplemental Data
Net assets, end of year (000)	$45,308	$36,037	$29,793	$27,761	$26,464	$8,074	$7,866	$7,171	$8,131	$7,856

Portfolio turnover rate	118%	69%	65%	46%	150%	118%	69%	65%	46%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.46%	0.49%	0.48%	0.49%	0.59%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	35

Financial Highlights	BlackRock 80/20 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.84	$12.36	$10.44	$8.45	$8.74	$13.66	$12.20	$10.32	$8.35	$8.65

Net investment income[1]	0.19	0.14	0.16	0.14	0.09	0.13	0.09	0.12	0.09	0.05
Net realized and unrealized gain (loss)	(0.25)	1.56	1.89	1.96	(0.30)	(0.23)	1.54	1.86	1.96	(0.30)

Net increase (decrease) from investment operations	(0.06)	1.70	2.05	2.10	(0.21)	(0.10)	1.63	1.98	2.05	(0.25)

Distributions from:[2]
Net investment income	(0.46)	(0.22)	(0.13)	(0.11)	(0.08)	(0.41)	(0.17)	(0.10)	(0.08)	(0.05)
Net realized gain	(1.65)	—	—	—	—	(1.65)	—	—	—	—

Total dividends and distributions	(2.11)	(0.22)	(0.13)	(0.11)	(0.08)	(2.06)	(0.17)	(0.10)	(0.08)	(0.05)

Net asset value, end of year	$11.67	$13.84	$12.36	$10.44	$8.45	$11.50	$13.66	$12.20	$10.32	$8.35

Total Return[3]
Based on net asset value	(1.34)%	13.79%	19.86%	25.05%	(2.55)%[4]	(1.70)%	13.37%	19.39%	24.72%	(3.00)%[4]

Ratios to Average Net Assets
Total expenses[5]	0.72%	0.75%	0.81%	0.92%	0.77%	0.99%	1.05%	1.09%	1.18%	1.07%

Total expenses after fees waived and/or reimbursed[5]	0.14%	0.25%	0.22%	0.26%	0.21%	0.47%	0.59%	0.56%	0.60%	0.55%

Net investment income[5]	1.51%	1.01%	1.45%	1.41%	0.91%	0.99%	0.66%	1.09%	0.96%	0.54%

Supplemental Data
Net assets, end of year (000)	$7,436	$2,164	$1,564	$1,754	$2,082	$29,595	$19,697	$22,356	$17,299	$10,287

Portfolio turnover rate	125%	56%	59%	61%	117%	125%	56%	59%	61%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.41%	0.47%	0.54%	0.57%	0.67%

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Financial Highlights (concluded)	BlackRock 80/20 Target Allocation Fund

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.30	$11.90	$10.05	$8.12	$8.43	$13.55	$12.12	$10.24	$8.29	$8.58

Net investment income (loss)[1]	0.03	(0.01)	0.04	0.03	(0.01)	0.10	0.07	0.11	0.08	0.04
Net realized and unrealized gain (loss)	(0.22)	1.49	1.82	1.90	(0.30)	(0.23)	1.52	1.85	1.92	(0.29)

Net increase (decrease) from investment operations	(0.19)	1.48	1.86	1.93	(0.31)	(0.13)	1.59	1.96	2.00	(0.25)

Distributions from:[2]
Net investment income	(0.27)	(0.08)	(0.01)	—	—	(0.37)	(0.16)	(0.08)	(0.05)	(0.04)
Net realized gain	(1.65)	—	—	—	—	(1.65)	—	—	—	—

Total dividends and distributions	(1.92)	(0.08)	(0.01)	—	—	(2.02)	(0.16)	(0.08)	(0.05)	(0.04)

Net asset value, end of year	$11.19	$13.30	$11.90	$10.05	$8.12	$11.40	$13.55	$12.12	$10.24	$8.29

Total Return[3]
Based on net asset value	(2.39)%	12.50%	18.54%	23.77%	(3.68)%[4]	(1.89)%	13.16%	19.29%	24.26%	(2.93)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.77%	1.80%	1.89%	2.04%	1.91%	1.25%	1.30%	1.39%	1.50%	1.39%

Total expenses after fees waived and/or reimbursed[5]	1.22%	1.34%	1.31%	1.35%	1.30%	0.63%	0.75%	0.72%	0.76%	0.71%

Net investment income (loss)[5]	0.22%	(0.07)%	0.38%	0.28%	(0.14)%	0.80%	0.50%	0.98%	0.87%	0.41%

Supplemental Data
Net assets, end of year (000)	$16,280	$14,902	$15,000	$14,704	$14,245	$5,789	$7,496	$6,044	$5,501	$4,774

Portfolio turnover rate	125%	56%	59%	61%	117%	125%	56%	59%	61%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.41%	0.47%	0.54%	0.57%	0.67%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	37

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds will generally invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock 20/80 Target Allocation Fund (formerly known as BlackRock Conservative Prepared Portfolio)	20/80 Target Allocation	Non-diversified
BlackRock 40/60 Target Allocation Fund (formerly known as BlackRock Moderate Prepared Portfolio)	40/60 Target Allocation	Non-diversified
BlackRock 60/40 Target Allocation Fund (formerly known as BlackRock Growth Prepared Portfolio)	60/40 Target Allocation	Non-diversified
BlackRock 80/20 Target Allocation Fund (formerly known as BlackRock Aggressive Growth Prepared Portfolio)	80/20 Target Allocation	Non-diversified

By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity Underlying Funds may also include funds that invest in real estate-related securities or instruments and commodity-related securities or instruments. Fixed income Underlying Funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The market value of the Funds’ investments in the Underlying Funds, except ETFs, is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	39

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified affiliated investment companies in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

20/80 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$1,353,301	$(1,352,297)	$1,004
National Financial Services LLC	5,239,702	(5,239,702)	—
Total	$6,593,003	$(6,591,999)	$1,004

40/60 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,702	$(1,702)	—
Morgan Stanley	2,517,424	(2,517,424)	—
National Financial Services LLC	3,123,956	(3,123,956)	—
Total	$5,643,082	$(5,643,082)	—

60/40 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$1,308,409	$(1,307,994)	$415
Deutsche Bank Securities, Inc.	847,902	(847,902)	—
Morgan Stanley	1,130,713	(1,130,713)	—
Total	$3,287,024	$(3,286,609)	$415

80/20 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$530,122	$(529,729)	$393
Deutsche Bank Securities, Inc.	9,150	(9,150)	—
Morgan Stanley	724,903	(724,903)	—
Total	$1,264,175	$(1,263,782)	$393

[1]

Collateral with a value of $6,717,542, $5,755,810, $3,316,362 and $1,274,821 has been received in connection with securities lending agreements for 20/80 Target Allocation, 40/60 Target Allocation, 60/40 Target Allocation and 80/20 Target Allocation, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of September 30, 2015. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as equity risk or interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	41

Notes to Financial Statements (continued)

the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$140,053	$465,700	$46,824	$652,577
40/60 Target Allocation	$184,145	$561,564	$81,020	$826,729
60/40 Target Allocation	$118,865	$395,950	$37,671	$552,486
80/20 Target Allocation	$ 54,239	$150,360	$33,802	$238,401

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$113	$1,604	$1,085	$24	$2,826
40/60 Target Allocation	$70	$1,764	$1,001	$85	$2,920
60/40 Target Allocation	$110	$1,773	$1,127	$119	$3,129
80/20 Target Allocation	$116	$2,070	$579	$30	$2,795
For the year ended September 30, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$11,108	$64,391	$54,285	$17,592	$147,376
40/60 Target Allocation	$20,657	$84,722	$66,920	$25,275	$197,574
60/40 Target Allocation	$9,523	$58,909	$53,141	$11,630	$133,203
80/20 Target Allocation	$5,471	$38,433	$30,545	$13,017	$87,466

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$3,055	$11,791	$9,830	$1,987	$26,663
40/60 Target Allocation	$3,772	$15,564	$11,879	$3,446	$34,661
60/40 Target Allocation	$1,213	$10,035	$8,385	$1,602	$21,235
80/20 Target Allocation	$861	$4,600	$3,197	$1,442	$10,100

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	43

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	1.13%	1.53%	2.25%	1.74%
40/60 Target Allocation	1.09%	1.51%	2.24%	1.59%
60/40 Target Allocation	1.07%	1.45%	2.17%	1.62%
80/20 Target Allocation	1.09%	1.43%	2.18%	1.59%

This agreement will automatically renew February 1 of each year for an additional year until February 1, 2026, unless terminated earlier by the Board, including a majority of the Independent Trustees.

In addition, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	0.09%	0.43%	1.18%	0.74%
40/60 Target Allocation	0.09%	0.43%	1.18%	0.59%
60/40 Target Allocation	0.09%	0.43%	1.18%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees. The contractual waiver or reimbursement excludes expenses allocated from the Master Portfolios in which the Funds invest.

Prior to June 24, 2015, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constituted extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	0.13%	0.53%	1.25%	0.74%
40/60 Target Allocation	0.09%	0.51%	1.24%	0.59%
60/40 Target Allocation	0.07%	0.45%	1.17%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.59%

These amounts waived or reimbursed are shown as administration fees waived, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations.

For the year ended September 30, 2015, the Manager reimbursed expenses, which are included in expenses reimbursed by the Manager, as follows:

20/80 Target Allocation	$118,478
40/60 Target Allocation	$140,237
60/40 Target Allocation	$167,592
80/20 Target Allocation	$161,697

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$3,055	$4,374	$6,229	$1,987	$15,645
40/60 Target Allocation	$3,772	$5,192	$3,912	$3,446	$16,322
60/40 Target Allocation	$1,213	$5,662	$8,385	$1,602	$16,862
80/20 Target Allocation	$861	$4,560	$3,197	$1,442	$10,060

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$113	$524	$357	$24	$1,018
40/60 Target Allocation	$70	$611	$338	$85	$1,104
60/40 Target Allocation	$110	$613	$1,127	$119	$1,969
80/20 Target Allocation	$116	$2,002	$579	$30	$2,727

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$10,992	$7,681	$4,913	$6,066	$29,652
40/60 Target Allocation	$20,571	$15,807	$8,074	$25,183	$69,635
60/40 Target Allocation	$9,412	$6,849	$12,875	$8,171	$37,307
80/20 Target Allocation	$5,350	$16,687	$16,227	$12,981	$51,245

The Manager has voluntarily agreed to waive certain expenses incurred indirectly as a result of investments in certain underlying funds. These amounts are included in expenses reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2015, the amounts waived were as follows:

20/80 Target Allocation	$2,733
40/60 Target Allocation	$5,333
60/40 Target Allocation	$4,644
80/20 Target Allocation	$3,010

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor A	Investor C	Total
20/80 Target Allocation	$7,044	$132	$7,176
40/60 Target Allocation	$1,782	$6,918	$8,700
60/40 Target Allocation	$73	—	$73

On September 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2016	2017
20/80 Target Allocation
Fund Level	$115,728	$181,944
Institutional	$6,312	$14,160
Investor A	$376	$12,579
Investor C	$11,329	$11,499
Class R	$11,798	$8,077
40/60 Target Allocation
Fund Level	$157,225	$223,720
Institutional	$12,953	$24,413
Investor A	—	$21,610

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	45

Notes to Financial Statements (continued)

	Expires September 30,
	2016	2017
Investor C	$498	$12,324
Class R	$27,767	$28,714
60/40 Target Allocation
Fund Level	$184,878	$219,168
Institutional	$5,478	$10,735
Investor A	$7,913	$13,124
Investor C	$17,830	$22,387
Class R	$11,263	$9,892
80/20 Target Allocation
Fund Level	$144,558	$186,524
Institutional	$3,164	$6,327
Investor A	$24,726	$23,249
Investor C	$19,882	$20,003
Class R	$15,297	$14,453

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2015:

20/80 Target Allocation
Fund Level	$146,983
Institutional	$2,217
Investor C	$18,177
Class R	$11,830
40/60 Target Allocation
Fund Level	$187,158
Institutional	$2,647
Investor C	$670
Class R	$26,261
60/40 Target Allocation
Fund Level	$190,742
Institutional	$5,190
Investor A	$2,946
Investor C	$24,128
Class R	$10,196
80/20 Target Allocation
Fund Level	$165,280
Institutional	$2,988
Investor A	$26,009
Investor C	$25,407
Class R	$15,311

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

20/80 Target Allocation	$29,101
40/60 Target Allocation	$35,388
60/40 Target Allocation	$27,919
80/20 Target Allocation	$10,807

For the year ended September 30, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
20/80 Target Allocation	$654	$13,104
40/60 Target Allocation	$315	$18,713
60/40 Target Allocation	$1	$11,163
80/20 Target Allocation	—	$6,728

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, each Fund retained 75% (80% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2015, each Fund paid BIM the following amounts for securities lending agent services:

20/80 Target Allocation	$4,230
40/60 Target Allocation	$8,460
60/40 Target Allocation	$6,920
80/20 Target Allocation	$3,573

20/80 Target Allocation recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

During the year ended September 30, 2015, each Fund received a reimbursement from an affiliate, which is included in expenses reimbursed by the Manager in the Statements of Operations, due to a processing error as follows:

20/80 Target Allocation	$6,028
40/60 Target Allocation	$14,989
60/40 Target Allocation	$13,237
80/20 Target Allocation	$8,077

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities were as follows:

	Purchases	Sales
20/80 Target Allocation	$177,828,146	$114,247,926
40/60 Target Allocation	$221,958,554	$173,295,358
60/40 Target Allocation	$156,020,905	$109,912,582
80/20 Target Allocation	$76,641,582	$52,594,638

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	47

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the recognition of partnership income and distributions received from a regulated investment company were reclassified to the following accounts:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Paid-in capital	$91	$743	$(5,610)	$(38)
Undistributed net investment income	$1,053,039	$1,376,951	$864,227	$449,657
Undistributed net realized gain	$(1,053,130)	$(1,377,694)	$(858,617)	$(449,619)

The tax character of distributions paid was as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Ordinary income
9/30/15	$3,636,940	$4,968,191	$2,560,005	$1,180,002
9/30/14	2,209,152	3,394,304	928,007	427,304
Long-term capital gains
9/30/15	4,921,102	10,213,217	6,033,022	5,437,681
9/30/14	1,991,884	2,687,025	—	—
Total
9/30/15	$8,558,042	$15,181,408	$8,593,027	$6,617,683
9/30/14	$4,201,036	$6,081,329	$928,007	$427,304

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Undistributed ordinary income	$2,675,317	$3,448,122	$1,711,343	$699,890
Undistributed long-term capital gains	7,495,004	14,791,999	12,983,499	8,034,412
Net unrealized losses[1]	(4,616,738)	(9,241,355)	(8,194,393)	(5,303,668)
Total	$5,553,583	$8,998,766	$6,500,449	$3,430,634

[1]	The difference between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Tax cost	$175,869,289	$197,969,458	$138,115,335	$66,016,993
Gross unrealized appreciation	$4,057,032	$3,804,315	$600,077	$17,236
Gross unrealized depreciation	(8,673,770)	(13,045,670)	(8,794,470)	(5,320,904)
Net unrealized depreciation	$(4,616,738)	$(9,241,355)	$(8,194,393)	$(5,303,668)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Funds did not borrow under the credit agreement.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014

20/80 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,623,650	$19,013,150	487,561	$5,791,256
Shares issued in reinvestment of distributions	66,976	768,219	26,465	307,259
Shares redeemed	(500,360)	(5,893,532)	(172,092)	(2,064,799)

Net increase	1,190,266	$13,887,837	341,934	$4,033,716

Investor A
Shares sold	4,256,699	$49,443,197	1,570,943	$18,590,020
Shares issued in reinvestment of distributions	327,499	3,723,665	156,057	1,797,775
Shares redeemed	(1,710,673)	(19,947,756)	(970,735)	(11,495,492)

Net increase	2,873,525	$33,219,106	756,265	$8,892,303

Investor C
Shares sold	2,657,154	$30,626,765	1,174,605	$13,803,199
Shares issued in reinvestment of distributions	266,978	3,019,544	129,834	1,489,192
Shares redeemed	(1,117,238)	(12,880,547)	(791,639)	(9,300,426)

Net increase	1,806,894	$20,765,762	512,800	$5,991,965

Class R
Shares sold	456,805	$5,287,345	320,504	$3,755,139
Shares issued in reinvestment of distributions	62,182	704,524	36,527	419,332
Shares redeemed	(447,376)	(5,208,407)	(313,679)	(3,701,533)

Net increase	71,611	$783,462	43,352	$472,938

Total Net Increase	5,942,296	$68,656,167	1,654,351	$19,390,922

40/60 Target Allocation
Institutional
Shares sold	1,154,511	$13,895,553	2,150,991	$26,232,899
Shares issued in reinvestment of distributions	127,536	1,497,263	28,834	348,891
Shares redeemed	(482,530)	(5,782,595)	(1,430,060)	(17,946,424)

Net increase	799,517	$9,610,221	749,765	$8,635,366

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	49

Notes to Financial Statements (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014

40/60 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	3,581,477	$42,625,440	2,364,447	$29,279,469
Shares issued in reinvestment of distributions	585,356	6,842,828	212,525	2,560,930
Shares redeemed	(1,708,558)	(20,354,918)	(1,622,929)	(20,101,329)

Net increase	2,458,275	$29,113,350	954,043	$11,739,070

Investor C
Shares sold	2,237,943	$26,517,594	1,309,228	$16,039,286
Shares issued in reinvestment of distributions	405,354	4,702,139	164,381	1,969,272
Shares redeemed	(1,495,929)	(17,717,691)	(906,450)	(11,059,058)

Net increase	1,147,368	$13,502,042	567,159	$6,949,500

Class R
Shares sold	429,206	$5,086,160	408,197	$5,011,251
Shares issued in reinvestment of distributions	136,804	1,592,398	79,713	956,561
Shares redeemed	(554,704)	(6,630,272)	(481,075)	(5,949,550)

Net increase	11,306	$48,286	6,835	$18,262

Total Net Increase	4,416,466	$52,273,899	2,277,802	$27,342,198

60/40 Target Allocation
Institutional
Shares sold	640,616	$8,286,007	164,559	$2,185,710
Shares issued in reinvestment of distributions	23,167	297,696	3,658	47,804
Shares redeemed	(267,994)	(3,486,458)	(109,941)	(1,467,606)

Net increase	395,789	$5,097,245	58,276	$765,908

Investor A
Shares sold	2,816,163	$35,923,382	1,526,040	$19,803,443
Shares issued in reinvestment of distributions	311,802	3,966,142	44,356	573,961
Shares redeemed	(891,706)	(11,523,287)	(2,095,947)	(27,582,959)

Net increase (decrease)	2,236,259	$28,366,237	(525,551)	$(7,205,555)

Investor C
Shares sold	1,505,983	$18,987,797	777,226	$9,984,913
Shares issued in reinvestment of distributions	244,331	3,063,920	14,374	183,550
Shares redeemed	(698,184)	(8,841,526)	(554,322)	(7,098,044)

Net increase	1,052,130	$13,210,191	237,278	$3,070,419

Class R
Shares sold	258,670	$3,309,951	260,703	$3,417,893
Shares issued in reinvestment of distributions	51,571	653,921	5,654	72,928
Shares redeemed	(234,024)	(3,054,836)	(271,395)	(3,492,467)

Net increase (decrease)	76,217	$909,036	(5,038)	$(1,646)

Total Net Increase (Decrease)	3,760,395	$47,582,709	(235,035)	$(3,370,874)

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)

	Year Ended September 30, 2015		Year Ended September 30, 2014

80/20 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	623,736	$7,803,114	57,237	$778,748
Shares issued in reinvestment of distributions	21,170	262,502	1,452	19,293
Shares redeemed	(164,043)	(2,042,616)	(28,870)	(395,092)

Net increase	480,863	$6,023,000	29,819	$402,949

Investor A
Shares sold	1,738,837	$21,401,923	553,412	$7,322,717
Shares issued in reinvestment of distributions	251,516	3,083,588	16,127	212,082
Shares redeemed	(858,959)	(10,807,374)	(959,832)	(12,469,385)

Net increase (decrease)	1,131,394	$13,678,137	(390,293)	$(4,934,586)

Investor C
Shares sold	580,599	$6,919,593	241,251	$3,119,323
Shares issued in reinvestment of distributions	166,551	1,996,982	7,437	95,716
Shares redeemed	(412,224)	(5,022,523)	(388,739)	(5,010,030)

Net increase (decrease)	334,926	$3,894,052	(140,051)	$(1,794,991)

Class R
Shares sold	159,182	$2,002,312	198,410	$2,614,052
Shares issued in reinvestment of distributions	84,051	1,022,903	6,097	79,569
Shares redeemed	(288,802)	(3,616,980)	(150,031)	(1,975,087)

Net increase (decrease)	(45,569)	$(591,765)	54,476	$718,534

Total Net Increase (Decrease)	1,901,614	$23,003,424	(446,049)	$(5,608,094)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock 20/80 Target Allocation Fund (formerly BlackRock Conservative Prepared Portfolio), BlackRock 40/60 Target Allocation Fund (formerly BlackRock Moderate Prepared Portfolio), BlackRock 60/40 Target Allocation Fund (formerly BlackRock Growth Prepared Portfolio) and BlackRock 80/20 Target Allocation Fund (formerly BlackRock Aggressive Prepared Portfolio) (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2015, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Federal Obligation Interest[2]	Interest-Related Dividends and Qualified Short-Term Capital Gains for non-U.S. Residents[3]
20/80 Target Allocation	12/30/14	14.85%	10.16%	3.75%	35.28%
40/60 Target Allocation	12/30/14	22.47%	15.41%	2.38%	25.93%
60/40 Target Allocation	12/30/14	58.65%	40.95%	1.01%	10.36%
80/20 Target Allocation	12/30/14	73.91%	51.92%	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on December 26, 2014:

Long-Term Capital Gain
20/80 Target Allocation	$0.548025
40/60 Target Allocation	$0.848354
60/40 Target Allocation	$0.877743
80/20 Target Allocation	$1.648992

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock 20/80 Target Allocation Fund (the “20/80 Fund”), BlackRock 40/60 Target Allocation Fund (the “40/60 Fund”), BlackRock 60/40 Target Allocation Fund (the “60/40 Fund”) and BlackRock 80/20 Target Allocation Fund (the “80/20 Fund”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	53

Disclosure of Investment Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the 20/80 Fund ranked in the first quartile against its Lipper Performance Universe. The Board noted that effective June 3, 2015, the 20/80 Fund would undergo a change in its investment objective and investment strategy as well as a change in the portfolio management team, and in that connection would change its name from BlackRock Conservative Prepared Portfolio to BlackRock 20/80 Target Allocation Fund.

The Board noted that for the one-, three- and five-year periods reported, the 40/60 Fund ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe. The Board noted that effective June 3, 2015, the 40/60 Fund would undergo a change in its investment objective and investment strategy, and in that connection would change its name from BlackRock Moderate Prepared Portfolio to BlackRock 40/60 Target Allocation Fund.

The Board noted that for the one-, three- and five-year periods reported, the 60/40 Fund ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe. The Board noted that effective June 3, 2015, the 60/40 Fund would undergo a change in its investment strategy as well as a change in the portfolio management team, and in that connection would change its name from BlackRock Growth Prepared Portfolio to BlackRock 60/40 Target Allocation Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the 80/20 Fund ranked in the first quartile against its Lipper Performance Universe. The Board noted that effective June 3, 2015, the 80/20 Fund would undergo a change in its investment strategy as well as a change in the portfolio management team, and in that connection would change its name from BlackRock Aggressive Growth Prepared Portfolio to BlackRock 80/20 Target Allocation Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	55

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that BlackRock will not receive any advisory fees from the 20/80 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 20/80 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the 20/80 Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 20/80 Fund’s total expenses as a percentage of the 20/80 Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, which became effective on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 40/60 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 40/60 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the 40/60 Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 40/60 Fund’s total expenses as a percentage of the 40/60 Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable, which became effective on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 60/40 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 60/40 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the 60/40 Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 60/40 Fund’s total expenses as a percentage of the 60/40 Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, changes to the contractual expense cap on a class-by-class basis, which became effective on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 80/20 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 80/20 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the 80/20 Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 80/20 Fund’s total expenses as a percentage of the 80/20 Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	57

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergen plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P . (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	59

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Trustees[2]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2015	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principle of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and	Accounting Agent and	Independent Registered	Address of the Trust
Administrator	Transfer Agent	Public Accounting Firm	100 Bellevue Parkway
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Deloitte & Touche LLP Philadelphia, PA 19103	Wilmington, DE 19809

Custodian	Distributor	Legal Counsel
The Bank of New York Mellon	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP
New York, NY 10286	New York, NY 10022	New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	61

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2015	63

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TARGET-9/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$12,850	$0	$0
BlackRock 40/60 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$12,850	$0	$0
BlackRock 60/40 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$12,850	$0	$0
BlackRock 80/20 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$12,850	$0	$0
BlackRock Core Bond Portfolio	$56,738	$56,738	$0	$0	$20,000	$15,100	$0	$0
BlackRock GNMA Portfolio	$42,413	$42,143	$0	$0	$15,402	$15,100	$0	$0
BlackRock High Yield Bond Portfolio	$62,413	$52,788	$0	$0	$20,000	$34,510	$0	$0

BlackRock Inflation Protected Bond Portfolio	$33,488	$33,488	$0	$0	$20,000	$15,100	$0	$0
BlackRock Investment Grade Bond Portfolio	$40,063	$44,438	$0	$0	$15,402	$15,100	$0	$0
BlackRock Low Duration Bond Portfolio	$47,638	$47,638	$0	$0	$20,000	$15,100	$0	$0
BlackRock Secured Credit Portfolio	$53,888	$53,888	$0	$0	$15,402	$15,100	$0	$0
BlackRock U.S. Government Bond Portfolio	$43,063	$43,263	$0	$0	$15,402	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$15,000	$12,850
BlackRock 40/60 Target Allocation Fund	$15,000	$12,850
BlackRock 60/40 Target Allocation Fund	$15,000	$12,850
BlackRock 80/20 Target Allocation Fund	$15,000	$12,850
BlackRock Core Bond Portfolio	$20,000	$15,100
BlackRock GNMA Portfolio	$15,402	$15,100
BlackRock High Yield Bond Portfolio	$20,000	$34,510
BlackRock Inflation Protected Bond Portfolio	$20,000	$15,100
BlackRock Investment Grade Bond Portfolio	$15,402	$15,100
BlackRock Low Duration Bond Portfolio	$20,000	$14,100
BlackRock Secured Credit Portfolio	$15,402	$15,100
BlackRock U.S. Government Bond Portfolio	$15,402	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

Applicable

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Not Applicable

Item 10	– Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	– Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: December 2, 2015